united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA 92121

(Address of principal executive offices) (Zip code)

James Ash

Gemini Fund Services, LLC., 80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 4/30/16

Item 1. Reports to Stockholders.

DUNHAM & ASSOCIATES

WHEN PERFORMANCE COUNTS

April 30, 2016

SEMI-ANNUAL REPORT

Dunham Floating Rate Bond Fund

Dunham Monthly Distribution Fund

Dunham Corporate/Government Bond Fund

Dunham Dynamic Macro Fund

Dunham High-Yield Bond Fund

Dunham International Opportunity Bond Fund

Dunham Appreciation & Income Fund

Dunham Alternative Strategy Fund

Dunham Large Cap Value Fund

Dunham Focused Large Cap Growth Fund

Dunham International Stock Fund

Dunham Real Estate Stock Fund

Dunham Small Cap Value Fund

Dunham Emerging Markets Stock Fund

Dunham Small Cap Growth Fund

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

Investment Adviser:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, California 92191

This Semi-Annual Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements also include those preceded by, followed by or that include the words “believes”, “expects”, “anticipates” or similar expressions. Such statements should be viewed with caution. Actual results or experience could differ materially from the forward-looking statements as a result of many factors. Each Fund makes no commitments to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements. In addition, prospective purchasers of the Funds should consider carefully the information set forth herein and the applicable fund’s prospectus. Other factors and assumptions not identified above may also have been involved in the derivation of these forward-looking statements, and the failure of these other assumptions to be realized may also cause actual results to differ materially from those projected.

Dunham Floating Rate Bond Fund

Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Despite a December increase in interest rates by the U.S. Federal Reserve for the first time in nearly a decade, interest rates decreased over the first half of the fiscal year ended April 30, 2016. While there was a slight increase towards the beginning of the fiscal period, interest rates generally declined thereafter. The yield on 10-year Treasuries began the fiscal year at 2.14 percent, rose to a high of 2.34 in early November, and ended the first fiscal quarter at 1.92 percent. The beginning of the second fiscal quarter saw interest rates hit a low of 1.66 percent in early February, before finishing the fiscal six-month period at 1.83 percent. The performance of bank loans, as measured by the S&P/LSTA Leveraged Loan Index, generally followed interest rates downward during the first half of the fiscal six-month period, but subsequently reversed course while interest rates continued to decline. Bank loans gained 1.6 percent over the fiscal period, after falling 1.8 percent over the prior fiscal six-month period. Although interest rates fell, the London Interbank Offered Rate (“LIBOR”) rose over the fiscal period. Three-month LIBOR began the fiscal period at 0.33 percent, hit a low of 0.33 percent in early November, then began a steady increase, hitting a high of 0.64 percent in mid-March, before ending the fiscal six-month period at 0.64 percent, nearly 91 percent higher than it began the fiscal period.

There were two quite different stories for U.S. stocks between the first and second halves of the fiscal six-month period, and bank loan returns generally mirrored both plots. The first half of the fiscal year saw a decline in U.S. stocks and bank loans, as investors sold risk. The second half of the fiscal year began with a generally flat February for both U.S. stocks and bank loans before turning sharply positive as investors bought risk. At the beginning of the fiscal period, the average bank loan in the Fund had a price of $96.79. By the middle of the fiscal period, the average bank loan price dropped to $94.50, before rebounding to $96.72 by the end of the fiscal six-month period. The Sub-Adviser remains optimistic about the asset class’ potential as interest rates rise and investor sentiment towards the loan space allows the price to continue to increase. At the beginning of the fiscal six-month period, approximately 36 bank loans in the Fund had a price lower than $95, which represented approximately 13 percent of the bank loans in the Fund. By the end of the fiscal six-month period, the Fund held approximately 29 bank loans with a price below $95, which represented approximately 11 percent of the bank loans in the Fund.

The yields on bank loans, as measured by the S&P / LSTA Leveraged Loan 100 Index, generally moved in the opposite direction from broader Treasury yield movements for the majority of the fiscal period, although they still ended slightly lower by the end. Bank loans, in general, began the fiscal six-month period with a yield-to-maturity of 5.9 percent, approximately 1.7 percent less than their traditional high-yield bond counterparts, as measured by the BofA Merrill Lynch High-Yield Bond Cash Pay Index. Bank loans outperformed traditional high-yield bonds over the first half of fiscal period by 3.7 percent, but trailed by 4.8 percent over the second half of the fiscal six-month period. Over the entire period, bank loans underperformed traditional high-yield bonds by 0.7 percent. The yield gap between the bank loans and traditional high-yield bonds saw an overall expansion over the fiscal period. At the end of the fiscal six months, the yields on bank loans stood at 5.8 percent and traditional high-yield bonds ended at 7.7 percent. The Fund held approximately 4.5 percent of its assets in traditional high-yield bonds which, from an allocation perspective, enhanced relative performance during the fiscal period.

The Sub-Adviser continued to focus on higher rated first lien loans within the bank loan space, limiting its exposure to bank loans rated CCC and lower. The exposure to lower-rated loans, second lien loans, and traditional bonds has been limited to instances where the Sub-Adviser has determined that the additional reward is expected to significantly outweigh the additional risk. However, with the significant increase in lower-rated securities over the second half of the six-month period, some of the Fund’s bonds also benefitted. For example, the Fund held the CCC-rated traditional bonds issued by Beverage Packaging Holdings Luxembourg I SA (08783AAC7) (holding percentage*: 0.15 percent), a joint issuer of debt that operates as a dual issuer of senior notes. The company is a subsidiary of Reynolds Group Holdings Limited, which is a leading global manufacturer and supplier of consumer beverage and foodservice packaging products, based in Auckland, New Zealand. The Beverage Packaging Holdings bonds increased 2.7 percent on a total return basis over the six-month period. In addition, the Fund held the traditional CCC-rated bond issued by iHeartCommunications, Inc. (184502BL5) (holding percentage*: 0.08 percent), a mobile and on-demand entertainment and information services provider. Over the first half of the six-month period the company’s bonds took a hit, losing a painful 15.6 percent on a total return basis. The second half of the six-month period saw a reversal, however, with the company’s bonds gaining 15.9 percent on a total return basis. On a net basis, the bonds were down 2.1 percent over the entire six-month period. As oil prices fell over the first half of the six-month period, so did many energy-related issuers in the Fund. However, as oil prices rallied from their January lows, these same issuers saw substantial increases in their bank loans. One such issuer was MEG Energy Corporation (BL0932949) (holding percentage*: 0.28 percent), an oil and gas company that is primarily involved in oil sands development and leases. Over the first fiscal quarter, the MED Energy Corp. bank loan saw a price decrease of 17 percent, but saw a rebound of 11.8 percent over the second fiscal quarter, paring overall losses for the six-month period to 4.5 percent.

The Sub-Adviser also analyzes recovery expectations for bank loans that are issued by companies proceeding through restructurings or defaults. For example, the Fund continued to hold the Caesars Entertainment Operating Co., Inc. bank loan (BL1302209) (holding percentage*: 0.15 percent), a casino, restaurant, and convention-space operator, which defaulted on its debt over a year ago. The bank loan was priced at $89.71 at the beginning of the six-month period, but rebounded by the end of the period to a price to just below $94.50.

The Sub-Adviser remains optimistic that interest rates, in general, will eventually rise and that bank loan investors may benefit from a highly-correlated increase in LIBOR. Although the Federal Open Market Committee’s planned four interest rate increases have been reduced to two for 2016, the Sub-Adviser believes we are in the late innings of the credit cycle. They are, however, incrementally dialing up risk in the Fund, albeit cautiously. The Sub-Adviser remains encouraged by the historically low default rates combined with the floating rate feature offered by bank loans.

*	Holdings percentage(s) as of 4/30/2016.

Growth of $100,000 Investment - (Unaudited)

Total Returns as of April 30, 2016

			Annualized
	Six	One	Since Inception
	Months	Year	(11/1/13)
Class N	1.58%	0.21%	1.41%
Class C	1.21%	(0.53)%	0.65%
Class A with load of 4.50%	(2.99)%	(4.48)%	(0.68)%
Class A without load	1.57%	0.07%	1.17%
S&P/LSTA Leverage Loan Index	1.88%	(0.07)%	2.31%
Morningstar Bank Loan Category	0.96%	(0.88)%	1.35%

The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Investors cannot invest directly in an index or benchmark.

The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating-rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate, or LIBOR.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.27% for Class N, 2.02% for Class C and 1.52% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)

Dunham Floating Rate Bond Fund

April 30, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
BANK LOANS - 92.7%
CONSUMER DISCRETIONARY - 26.0%
Acosta Holdco, Inc.	$239,761	4.2500%	9/26/2021	$237,864
Advantage Sales & Marketing, Inc.	97,000	7.5000	7/24/2022	92,150
Allison Transmission, Inc.	583,827	3.5000	8/24/2019	585,508
Aristocrat International Property	366,000	4.7500	10/20/2021	368,353
Boyd Gaming Corp.	467,297	4.0000	8/14/2020	469,049
Caesars Entertainment Operating Co., Inc.*	203,234	10.2500	2/28/2017	190,024
Caesars Entertainment Operating Co., Inc.*	137,310	13.2500	2/28/2017	129,700
Caesars Entertainment Resort Properties, Inc.	272,860	7.0000	10/12/2020	258,622
Caesars Growth Properties Holdings, LLC	152,026	6.2500	5/8/2021	136,824
CBAC Borrower LLC	99,750	8.2500	7/2/2020	93,516
CCO Safari III LLC	138,000	3.2500	8/24/2021	138,421
CCO Safari III LLC	708,000	3.5000	1/24/2023	712,174
CDS US Intermediate Holdings	175,120	5.0000	7/8/2022	170,013
Charter Communications Operations, LLC	326,812	3.0000	6/30/2020	326,684
CityCenter Holdings LLC	301,249	4.2500	10/16/2020	302,605
Clear Channel Communications	480,000	7.3866	1/30/2019	360,468
CS Intermediate Holdco 2 LLC	410,689	4.0000	4/4/2021	411,333
CSC Holdings LLC	723,149	3.1366	4/16/2020	722,550
CSC Holdings LLC	620,000	5.0000	10/8/2022	624,005
Delta, Inc.	310,000	4.7500	7/30/2021	305,128
Eldorado Resorts, Inc.	129,025	4.2500	7/24/2022	129,186
Federal-Mogul Holdings Corp.	293,261	4.7500	4/16/2021	279,771
Gates Global LLC	318,003	4.2500	7/6/2021	305,623
Graton Economic Development Authority	137,622	4.7500	8/31/2022	137,966
Hilton Worldwide Finance LLC	1,575,784	3.5000	10/26/2020	1,583,490
Hudson’s Bay Co	250,000	4.7500	9/30/2022	251,563
Ineos Group Holdings Ltd	327,265	4.2500	12/14/2022	327,756
Infiltrator Systems Integrated	78,408	5.2500	5/28/2022	78,604
Intelsat Jackson Holdings S.A.	200,000	3.7500	6/30/2019	188,178
KAR Auction Services, Inc.	311,188	3.9375	3/12/2021	312,873
KAR Auction Services, Inc.	75,000	4.2500	3/8/2023	75,438
Laureate Education, Inc.	476,428	5.0000	6/16/2018	443,674
Leslie’s Poolmart, Inc.	266,262	4.2500	10/16/2019	265,932
Libbey Glass, Inc.	258,609	3.7500	4/8/2021	258,664
LTF Merger Sub, Inc.	221,116	4.2500	6/10/2022	220,357
Mattress Holding Corp.	288,000	6.2500	10/20/2021	289,080
MCC Georgia LLC	299,738	3.2500	1/28/2021	299,988
MCC Georgia LLC	61,898	3.7500	6/30/2021	61,975
MCC Georgia LLC	155,630	3.5000	6/30/2021	156,020
MGM Growth Properties Operating, LLC	377,000	4.0000	4/24/2023	379,631
Michaels Stores, Inc.	531,529	3.7500	1/28/2020	532,999
Mohegan Tribal Gaming Authority	325,917	5.5000	6/16/2018	324,830
MPG Holdco I, Inc.	286,885	3.7500	10/20/2021	285,604
Neiman Marcus Group LTD, Inc.	270,000	4.2500	10/24/2020	257,850
Numericable US LLC	143,000	4.7500	2/10/2023	143,409
Numericable US LLC	325,000	5.0000	1/16/2024	327,200
Party City Holdings, Inc.	434,232	4.2500	8/20/2022	433,720
Penn National Gaming, Inc.	455,789	3.2500	10/30/2020	456,358
Petsmart, Inc.	541,905	4.2500	3/12/2022	541,252
Scientific Games International, Inc.	681,732	6.0000	9/30/2021	673,105
ServiceMasterCo.LLC/The	897,233	4.2500	6/30/2021	902,002
SInc.lair Television Group, Inc.	372,188	3.5000	7/30/2021	372,031
Six Flags Theme Parks, Inc.	397,254	3.5006	6/30/2022	400,150

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)

Dunham Floating Rate Bond Fund (Continued)

April 30, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
CONSUMER DISCRETIONARY (Continued) - 26.0%
SRAM Corporation	$282,400	4.0124%	4/10/2020	$249,218
Staples, Inc.	945,000	4.7500	2/2/2022	949,134
Station Casinos LLC	247,370	4.2500	3/2/2020	248,220
TI Group Automotive Systems LLC	181,464	4.5000	6/30/2022	181,692
Transtar Holding Co	34,213	7.7500	10/8/2018	23,493
Tribune Co	368,952	3.7500	12/28/2020	369,626
Univision Communications, Inc.	262,667	4.0000	2/29/2020	263,314
Univision Communications, Inc.	1,331,185	4.0000	2/29/2020	1,330,955
US Farathane LLC	154,791	6.7500	12/24/2021	155,371
Ziggo BV	154,941	3.6519	1/16/2022	154,622
Ziggo BV	99,847	3.6478	1/16/2022	99,641
Ziggo BV	164,212	3.6013	1/16/2022	163,874
				22,520,430
CONSUMER STAPLES - 7.3%
Albertson’s Holdings LLC	278,190	5.5000	8/24/2021	279,614
Albertsons LLC	252,368	5.5000	12/20/2022	253,665
ARAMARK Corp.	800,682	3.2500	2/24/2021	802,684
Coty, Inc.	102,976	3.7500	10/28/2022	103,877
Dole Food Co, Inc.	557,688	4.5020	10/31/2018	558,087
Galleria Co	205,952	3.7500	1/26/2023	206,564
Hostess Brands LLC	319,395	4.1366	8/4/2022	321,059
Hostess Brands LLC	235,000	8.5000	8/4/2023	231,769
Kronos, Inc./MA	60,875	9.7500	4/30/2020	61,839
Kronos, Inc./MA	820,590	4.5000	10/30/2019	820,417
Oak Tea, Inc.	59,901	4.2500	7/2/2022	60,225
Pinnacle Foods Finance LLC	802,277	3.0000	4/28/2020	802,610
Pinnacle Foods Finance LLC	22,943	3.7500	1/12/2023	23,094
Prestige Brands, Inc.	635,634	3.5218	9/4/2021	638,151
Reynolds Group Holdings, Inc.	445,370	4.5000	11/30/2018	447,157
Rite Aid Corp.	430,000	4.8750	6/20/2021	431,479
Spectrum Brands, Inc.	280,321	3.5000	6/24/2022	281,828
				6,324,119
ENERGY - 1.4%
Chelsea Petroleum	199,179	5.2500	10/28/2022	194,199
Chief Exploration & Development LLC	172,000	7.5000	5/16/2021	130,505
Drillships Financing Holding Inc.	141,366	6.0000	4/1/2021	69,269
Drillships Ocean Ventures, Inc.	110,040	5.5000	7/24/2021	65,611
Fieldwood Energy LLC	215,850	8.3750	9/30/2020	59,089
Jonah Energy LLC	243,000	7.5000	5/12/2021	164,835
MEG Energy Corp.	276,394	3.7500	4/1/2020	248,983
Paragon Offshore Finance Co	174,258	5.2500	7/16/2021	47,268
Seadrill Operating LP	492,086	4.0000	2/20/2021	246,043
				1,225,802

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)

Dunham Floating Rate Bond Fund (Continued)

April 30, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
FINANCIALS - 5.2%
Alixpartners LLP	$515,410	4.5000%	7/28/2022	$518,201
Asurion LLC	82,794	5.0000	5/24/2019	82,639
Asurion LLC	189,120	5.0000	8/4/2022	188,157
Capital Automotive L.P.	93,064	4.0000	4/10/2019	93,541
Capital Automotive LP	197,005	6.0000	4/30/2020	198,359
Delos Finance	381,000	3.5000	3/6/2021	383,000
DTZ US Borrower LLC	595,499	4.2500	11/4/2021	595,747
Realogy Group LLC	773,336	3.7500	3/4/2020	774,384
Starwood Property Trust, Inc.	476,516	3.5000	4/16/2020	474,729
TransUnion LLC	892,339	3.5000	4/8/2021	889,884
Walter Investment Management Corp.	373,471	4.7500	12/18/2020	328,772
				4,527,413
HEALTHCARE - 16.7%
21st Century Oncology, Inc.	208,425	6.5000	4/30/2022	186,019
Acadia Healthcare Co, Inc.	226,433	4.5000	2/16/2023	228,449
Akorn, Inc.	258,134	6.0000	4/16/2021	259,103
Alere, Inc.	172,038	4.2500	6/20/2022	170,774
American Renal Holdings Co, Inc.	134,000	4.7500	8/20/2019	134,084
Amneal Pharmaceuticals LLC	344,403	4.5007	10/31/2019	344,546
Amsurg Corp.	101,197	3.5000	7/16/2021	101,667
Ardent Legacy Acquisitions, Inc.	194,025	6.5000	8/4/2021	194,995
Capsugel Holdings US, Inc.	410,809	4.0000	8/1/2021	412,029
CHG Buyer Corp.	397,008	4.2500	11/20/2019	397,957
CHS/Community Health Systems Inc.	282,504	3.7500	1/1/2020	278,846
CHS/Community Health Systems Inc.	519,800	4.0000	1/28/2021	513,126
CHS/Community Health Systems Inc.	218,666	3.8855	1/1/2019	218,096
Concordia Healthcare Corp.	149,625	5.2500	10/20/2021	148,652
ConvaTec, Inc.	10,800	4.2500	6/16/2020	10,826
DaVita, Inc.	748,589	3.5000	6/24/2021	753,549
DJO Finance LLC	158,800	4.2500	6/8/2020	154,979
Emdeon, Inc.	43,446	3.7500	11/2/2018	43,746
Emdeon, Inc.	492,500	3.7500	11/2/2018	492,810
Emergency Medical Svcs Corp.	190,010	4.2500	5/24/2018	190,560
Endo Luxembourg Finance ICo.	620,445	3.7500	9/26/2022	619,437
Envision Healthcare Corp.	161,595	4.5000	10/28/2022	162,330
FHC Health Systems, Inc.	247,500	5.0000	12/24/2021	244,406
Greatbatch Ltd	100,748	5.2500	10/28/2022	101,393
HCA, Inc.	203,925	3.8866	3/16/2023	205,653
Horizon Pharma, Inc.	131,010	4.5000	5/8/2021	128,062
IASIS Healthcare LLC	299,227	4.5000	5/4/2018	299,351
IMS Health, Inc.	450,311	3.5000	3/16/2021	451,275
inVentiv Health, Inc.	233,269	7.7500	5/16/2018	234,291
Kinetic Concepts, Inc.	417,411	4.5000	5/4/2018	417,978
Mallinckrodt International Finance	154,840	3.2500	3/20/2021	151,744
Mallinckrodt International Finance	225,074	3.5000	3/20/2021	222,635
MJ Acquisition Corp.	230,260	4.0004	5/31/2022	229,397
MPH Acquisition Holdings LLC	245,417	3.7500	4/1/2021	244,711

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)

Dunham Floating Rate Bond Fund (Continued)

April 30, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
HEALTHCARE (Continued) - 16.7%
National Mentor Holdings, Inc.	$266,797	4.2500%	2/1/2021	$266,397
National Surgical Hospitals Inc.	117,115	4.5000	5/31/2022	116,676
NBTY, Inc.	56,000	5.0000	4/26/2023	56,251
NVA Holdings, Inc.	92,000	8.0000	8/14/2022	90,006
NVA Holdings, Inc.	115,000	5.5000	8/14/2021	115,431
Onex Schumacher Finance LP	223,875	5.0000	7/28/2022	223,409
Ortho-Clinical Diag Holdings	335,878	4.7500	6/30/2021	318,934
Pharmaceutical Product Development	294,335	4.2500	8/18/2022	294,275
PRA Holdings, Inc.	367,438	4.5000	9/24/2020	369,826
Quintiles Transnational Corp.	122,078	3.2500	5/12/2022	122,535
Quorum Health Corp.	226,000	6.7500	4/12/2022	226,318
RegionalCare Hospital Partners	313,762	6.7500	4/23/2019	314,351
RPI Finance Trust	296,992	3.5000	11/8/2020	298,755
Select Medical Corp.	255,000	6.0000	3/4/2021	256,275
Sterigenics-Nordion Holdings LLC	119,400	4.2500	5/16/2022	119,400
Surgery Center Holdings, Inc.	46,412	5.2500	11/4/2020	46,572
Surgery Center Holdings, Inc.	164,000	5.2500	11/4/2020	164,564
Surgical Care Affiliates LLC	270,776	4.2500	3/16/2022	271,115
Team Health, Inc.	243,390	4.5000	11/24/2022	245,520
US Renal Care, Inc.	354,113	5.2500	12/30/2022	355,497
Valeant Pharmaceuticals International	296,703	4.7500	8/4/2020	292,359
Valeant Pharmaceuticals International	409,899	5.0000	3/31/2022	397,250
Valeant Pharmaceuticals International	654,744	4.5000	2/12/2019	637,286
				14,546,478
INDUSTRIALS - 12.3%
Air Canada	400,905	4.0000	9/26/2019	403,244
Allied Security Holdings LLC	302,473	4.2500	2/12/2021	300,583
Allied Security Holdings LLC	38,479	8.0000	8/12/2021	37,686
American Airlines, Inc.	436,545	3.2500	6/28/2020	434,910
American Airlines, Inc.	89,000	3.5000	4/28/2023	88,722
Brickman Group Holdings, Inc.	491,179	4.0000	12/18/2020	489,134
Brickman Group Holdings, Inc.	249,000	7.5000	12/16/2021	244,954
Brock Holdings III, Inc.	214,562	6.0000	3/16/2017	208,393
Builders FirstSource, Inc.	271,749	6.0000	7/28/2022	272,258
DynCorp International, Inc.	227,868	6.2500	7/8/2016	221,602
Filtration Group, Inc.	20,950	8.2500	11/22/2021	20,701
Filtration Group, Inc.	162,260	4.2500	11/24/2020	162,178
Gardner Denver, Inc.	265,000	4.2500	7/30/2020	248,619
Harland Clarke Holdings Corp.	173,518	7.0000	5/22/2018	172,087
Harland Clarke Holdings Corp.	65,119	6.0000	8/4/2019	64,012
HD Supply, Inc.	546,691	3.7500	8/12/2021	547,990
Headwaters, Inc.	422,660	4.5000	3/24/2022	425,830
Husky Injection Molding	171,490	4.2500	6/30/2021	170,704
McJunkin Red Man Corp.	139,284	4.7500	11/8/2019	135,918
Navistar, Inc.	61,845	6.5000	8/8/2020	58,598
Nortek, Inc.	606,433	3.5000	10/30/2020	597,588
PQ Corp.	93,000	5.7500	10/28/2022	93,614
Prime Security Services	39,000	5.5000	5/2/2022	39,225
Quikrete Co, Inc.	384,342	4.0000	9/28/2020	384,583
Rexnord LLC	655,325	4.0000	8/20/2020	652,846
Science Applications International	308,130	3.7500	5/4/2022	309,672
Sedgwick, Inc.	677,102	3.7500	2/28/2021	666,665
Sedgwick, Inc.	195,000	6.7500	2/28/2022	186,225
SiteOne Landscape Supply Holdings	176,000	6.5000	4/28/2022	176,660
Spin Holdco, Inc.	283,261	4.2500	11/14/2019	278,421
TransDigm, Inc.	815,831	3.7500	2/28/2020	816,340

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)

Dunham Floating Rate Bond Fund (Continued)

April 30, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
INDUSTRIALS (Continued) - 12.3%
TransDigm, Inc.	$81,547	3.7500%	6/4/2021	$81,267
TransDigm, Inc.	396,192	3.5000	5/16/2022	392,797
United Airlines, Inc.	518,409	3.5000	9/16/2021	519,612
US Airways, Inc.	504,700	3.5000	5/24/2019	505,490
Waste Industries USA, Inc.	294,629	4.2500	2/28/2020	295,917
				10,705,045
INFORMATION TECHNOLOGY - 8.9%
Allflex Holdings III, Inc.	282,750	4.2500	7/16/2020	282,220
Applied Systems, Inc.	221,058	4.2605	1/24/2021	219,037
Applied Systems, Inc.	158,197	7.5000	1/24/2022	157,878
Avago Technologies Cayman Ltd.	705,000	4.2500	1/31/2023	706,449
Blue Coat Systems, Inc.	263,340	4.5000	5/20/2022	262,462
CCC Holdings,, Inc.	335,409	4.0000	12/20/2019	334,152
CDW LLC	1,062,140	3.2500	4/28/2020	1,063,287
Deltek, Inc.	126,852	5.0000	6/24/2022	127,328
Deltek, Inc.	94,000	9.5000	6/26/2023	93,530
Ensemble S Merger Sub, Inc.	318,400	4.7500	9/30/2022	318,333
First Data Corp.	198,000	4.3839	7/8/2022	198,421
First Data Corp.	1,209,841	4.6339	3/24/2021	1,214,626
Infinity Acquisition, LLC	305,982	4.0000	8/6/2021	292,787
Infor US, Inc.	243,327	3.7500	6/4/2020	239,069
Infor US, Inc.	306,676	3.7500	6/4/2020	300,288
Mitchell International, Inc.	369,375	4.5000	10/12/2020	368,220
Mitchell International, Inc.	221,000	8.5000	10/12/2021	206,083
MKS Instruments, Inc.	91,000	4.7500	4/30/2023	91,417
NXP BV	237,405	3.7500	12/8/2020	238,414
ON Semiconductor Corp.	139,000	5.2500	4/1/2023	139,840
Presidio, Inc.	202,554	5.2500	2/2/2022	201,896
SS&C European Holdings SARL	25,225	3.3866	7/8/2020	25,036
SS&C European Holdings SARL	39,125	3.3866	7/8/2020	38,831
SS&C Technologies, Inc.	277,489	4.0000	7/8/2022	278,790
SS&C Technologies, Inc.	40,224	4.0000	7/8/2022	40,412
Western Digital Corp.	290,000	6.2500	4/28/2023	283,656
				7,722,462
MATERIALS- 7.3%
American Builders & Contractor Supply Co., Inc.	553,612	3.5000	4/16/2020	555,549
Anchor Glass Container Corp.	428,352	4.2500	6/30/2022	430,094
Ardagh Holdings USA, Inc.	260,513	4.0000	12/16/2019	260,553
Berlin Packaging LLC	291,062	4.5000	9/30/2021	291,971
Berry Plastics Corp.	147,971	4.0000	10/4/2022	152,474
Berry Plastics Group, Inc.	238,843	3.5000	2/8/2020	239,132
Berry Plastics Group, Inc.	417,784	3.7500	1/6/2021	414,999
CPG International, Inc.	277,863	4.7500	9/30/2020	276,821
Fortescue Metals Group Ltd	700,929	4.2500	6/30/2019	662,476
Huntsman International LLC	485,870	3.7500	9/30/2021	487,896
Huntsman International LLC	112,000	4.2500	3/31/2023	112,911
Ineos Group Holdings Ltd	625,220	3.7500	12/16/2020	620,140
Ineos US Finance LLC	395,702	4.2500	4/1/2022	394,220
Owens-Brockway Glass Container	286,870	3.5000	8/31/2022	287,825
Royal Holdings, Inc./IN	236,215	4.5000	6/20/2022	234,850

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)

Dunham Floating Rate Bond Fund (Continued)

April 30, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
MATERIALS (Continued) - 7.3%
Solenis International LP	$153,660	4.2500%	8/1/2021	$152,508
Summit Materials	390,053	4.0000	7/18/2022	390,499
Univar, Inc.	300,490	4.2500	6/30/2022	297,646
WR Grace & Co	111,773	2.7500	2/4/2021	111,513
				6,374,077
TELECOMMUNICATION SERVICES - 4.2%
Global Tel*Link Corp.	302,023	5.0000	5/24/2020	282,344
Level 3 Financing Inc	355,000	4.0000	1/16/2020	356,731
Level 3 Financing, Inc.	986,000	3.5000	6/1/2022	988,204
Sable International Finance Lt	165,550	5.5000	12/2/2022	166,533
Sable International Finance Lt	135,450	5.5000	12/2/2022	136,254
SBA Senior Finance II LLC	210,255	3.2500	3/24/2021	210,367
SBA Senior Finance II LLC	159,793	3.2500	6/10/2022	159,464
Securus Technologies Holdings	141,376	4.7500	4/30/2020	134,859
Securus Technologies Holdings	84,788	5.2500	4/30/2020	80,880
T-Mobile USA, Inc.	199,500	3.5000	11/8/2022	200,947
Virgin Media Investment Holdings	445,962	3.6519	6/30/2023	445,683
West Corporation	232,707	3.2500	6/30/2018	231,601
XO Communications LLC	259,700	4.2500	3/20/2021	259,917
				3,653,784
UTILITIES - 3.4%
APLP Holdings LP	445,000	6.0000	4/12/2023	443,888
Calpine Construction Finance Co., LP	470,708	3.0000	5/4/2020	465,120
Calpine Construction Finance Co., LP	258,836	3.2500	2/1/2022	256,138
Calpine Corp.	230,673	4.0000	10/8/2019	231,366
Calpine Corp.	618,328	3.5000	5/28/2022	615,953
NRG Energy, Inc.	723,690	2.7500	6/30/2018	723,173
Texas Comp Elec Hold LLC	635,000	5.1291	10/10/2017	218,048
				2,953,686

TOTAL BANK LOANS (Cost - $81,956,720)				80,553,296

BONDS & NOTES - 4.6%
AIRLINES - 0.2%
Air Canada - 144A	75,000	6.7500	10/1/2019	78,750
American Airlines Group, Inc. - 144A	45,000	4.6250	3/1/2020	44,381
				123,131
BUILDING MATERIALS - 0.0%
Standard Industries, Inc./NJ - 144A	5,000	5.1250	2/15/2021	5,225

CHEMICALS - 0.1%
Hexion, Inc.	150,000	6.6250	4/15/2020	126,375

DIVERSIFIED FINANCIAL SERVICES - 0.5%
Ally Financial, Inc.	80,000	3.2500	2/13/2018	80,200
Ally Financial, Inc.	50,000	4.1250	2/13/2022	50,875
International Lease Finance Corp	120,000	3.8750	4/15/2018	122,100
Springleaf Finance Corp.	170,000	5.2500	12/15/2019	161,925
				415,100
ELECTRIC - 0.1%
Talen Energy Supply LLC	100,000	4.6250	7/15/2019	93,500

ENTERTAINMENT - 0.1%
GLP Capital LP	50,000	4.8750	11/1/2020	53,000
GLP Capital LP .	10,000	4.3750	4/15/2021	10,250
				63,250
FOOD - 0.1%
Dole Food Co., Inc. - 144A	70,000	7.2500	5/1/2019	70,525

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)

Dunham Floating Rate Bond Fund (Continued)

April 30, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
HEALTHCARE-PRODUCTS - 0.8%
Kinetic Concepts, Inc. - 144A	$10,000	7.8750%	2/15/2021	$10,838
Centene Corp. - 144A	75,000	5.6250	2/15/2021	79,125
CHS/Community Health Systems, Inc.	75,000	5.1250	8/15/2018	76,125
HCA, Inc.	200,000	3.7500	3/15/2019	206,000
Surgery Center Holdings, Inc. - 144A	130,000	8.8750	4/15/2021	130,325
Tenet Healthcare Corp. - 144A	25,000	5.0000	3/1/2019	24,875
Tenet Healthcare Corp.	75,000	6.0000	10/1/2020	79,875
Tenet Healthcare Corp.	80,000	3.7841	6/15/2020	80,500
				687,663
HOLDING COMPANIES - DIVERSIFICATION - 0.2%
Argos Merger Sub, Inc. - 144A ^	140,000	7.1250	3/15/2023	143,500

HOME BUILDERS - 0.1%
TRI Pointe Group, Inc.	70,000	4.3750	6/15/2019	70,525

LODGING - 0.0%
Boyd Gaming Corp.	40,000	6.8750	5/15/2023	41,700

MEDIA - 1.1%
Altice Financing SA - 144A	200,000	6.6250	2/15/2023	198,510
CCO Safari II LLC - 144A	300,000	3.5790	7/23/2020	311,658
Cequel Capital Corp - 144A	50,000	6.3750	9/15/2020	51,377
iHeartCommunications, Inc.	95,000	9.0000	12/15/2019	73,981
Numericable-SFR SA - 144A	200,000	6.0000	5/15/2022	201,010
RCN Telecom Services LLC - 144A	110,000	8.5000	8/15/2020	111,788
				948,324
MINING - 0.1%
Vedanta Resources PLC - 144A	100,000	9.5000	7/18/2018	93,750

OIL & GAS SERVICES - 0.1%
FTS International, Inc. - 144A	50,000	6.2500	5/1/2022	8,025
FTS International, Inc.	120,000	8.1182	6/15/2020	87,643
				95,668
PACKAGING & CONTAINERS - 0.4%
Ardagh Holdings USA, Inc. - 144A	200,000	6.2500	1/31/2019	205,500
Beverage Packaging Holdings Luxembourg II SA - 144A	130,000	6.0000	6/15/2017	129,838
Reynolds Group Issuer, Inc. ^	50,000	5.7500	10/15/2020	52,000
				387,338
PHARMACEUTICALS - 0.2%
Capsugel SA - 144A	19,000	7.0000	5/15/2019	19,143
Quintiles Transnational Corp. - 144A	40,000	4.8750	5/15/2023	41,150
Valeant Pharmaceuticals International, Inc	70,000	5.3750	3/15/2020	62,344
				122,637
PRIVATE EQUITY - 0.0%
Icahn Enterprises LP	10,000	4.8750	3/15/2019	9,975

REITS - 0.2%
iStar, Financial, Inc.	30,000	4.8750	7/1/2018	29,362
iStar, Financial, Inc.	60,000	5.0000	7/1/2019	58,500
iStar, Financial, Inc.	100,000	4.0000	11/1/2017	99,000
				186,862
SOFTWARE - 0.1%
First Data Corp. - 144A	90,000	5.0000	1/15/2024	91,238
First Data Corp. - 144A	25,000	5.7500	1/15/2024	25,469
				116,707

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)

Dunham Floating Rate Bond Fund (Continued)

April 30, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
TELECOMMUNICATIONS - 0.2%
Frontier Communications Corp.	$155,000	6.2500%	9/15/2021	$144,924
Intelsat Jackson Holdings SA	85,000	6.6250	12/15/2022	55,355
				200,279

TOTAL BONDS & NOTES (Cost - $4,153,334)				4,002,034

ASSET BACKED SECURITIES - 1.6%
Drive Auto Receivables Trust 2016-A	250,000	2.1100	5/15/2019	251,375
Flagship Credit Auto Trust 2016-1	281,227	2.7700	12/15/2020	282,448
Hertz Vehicle Financing LLC 2016-1	250,000	2.3200	3/25/2020	250,214
Home Equity Loan Trust 2007-HSA3	125,083	6.1100	6/25/2037	123,263
JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10	192,000	5.4640	1/15/2049	189,587
OneMain Financial Issuance Trust 2015-1	250,000	3.1900	3/18/2026	250,916

TOTAL ASSET BACKED SECURITIES (Cost - $1,345,176)				1,347,803

	Shares
SHORT-TERM INVESTMENT - 3.6%
MONEY MARKET FUND - 3.6%
Fidelity Institutional Money Market Funds - Government Portfolio	3,122,938	0.0100 +		3,122,938
TOTAL SHORT-TERM INVESTMENT - (Cost - $3,122,938)

COLLATERAL FOR SECURITIES LOANED - 0.1%
Mount Vernon Prime Portfolio + (Cost - $105,750)	105,750	0.51%		105,750

TOTAL INVESTMENTS - 102.6% (Cost - $90,683,918)				$89,131,821
LIABILITIES IN EXCESS OF OTHER ASSETS - (2.6)%				(2,226,757)
NET ASSETS - 100.0%				$86,905,064

REITS - Real Estate Investment Trusts.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $103,583 at April 30, 2016.

+	Variable rate security. Interest rate is as of April 30, 2016.

*	Defaulted Security

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Portfolio Composition * - (Unaudited)
Bank Loans	90.4%	Diversified Financial Services	0.5%
Asset Backed Securities	3.5%	Packaging & Containers	0.4%
Short-Term Investment	1.5%	Pharmaceuticals	0.2%
Media	1.1%	Telecommunications	0.2%
Healthcare-Products	0.8%	Other **	1.4%
		Total	100.0%

*	Based on total value of investments as of April 30, 2016.

**	Groupings less than 0.20% of holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Monthly Distribution Fund

Message from the Sub-Adviser (Westchester Capital Management, LLC)

While “higher” market volatility has been a prominent theme across the past few periods, there have been relatively short periods that have experienced significant spikes. For example, market volatility, as measured by the CBOE Volatility Index (“VIX”) ended the first three months of the six-month period 34 percent higher than it began. At one point during this period, the VIX nearly doubled, while equity market prices widely tumbled. Generally, large increases in the VIX coincide with sizeable declines in the equity markets. Equity markets rallied during the fourth and fifth months of the six-month period as volatility generally subsided. The VIX decreased 30.9 percent over this time period. In the final month of the six-month period ended April 30, 2016, the VIX spiked once again, albeit less than the previous spike. The VIX increased 12.5 percent in the month of April. After the higher volatility levels during the first three months generally continued to result in investors attempting to reduce risk and making indiscriminate sell decisions, the decrease in volatility in the most recent fiscal quarter may have increased investor optimism. Event-driven strategies, as measured by the Credit Suisse Event Driven Index, decreased 2.3 percent, while market-neutral strategies, as measured by the IQ Hedge Market Neutral Beta Index, increased 1.5 percent.

Similar to the previous periods, merger arbitrage strategies, as measured by the Credit Suisse Merger Arbitrage Index, provided a slight positive contribution to absolute performance during the final three months of the six-month fiscal period. Merger arbitrage strategies increased 1.0 percent in this period and increased 0.6 percent in the first three months of the fiscal six-month period. Although the broad merger arbitrage space experienced a slight positive return, many merger spreads saw significant widening during the period. However, deals continued to close during this volatility. For example, the cash and stock acquisition of Jarden Corporation (JAH) (holding percentage*: 3.59 percent) by Newell Rubbermaid Inc. (NWL) (holding percentage*: -0.76 percent) began the most recent fiscal quarter with a 2.6 percent spread and completed towards the end of the six-month period. These significant spreads on deals that ultimately proved to successfully close helps to illustrate how this ongoing volatility significantly impacted deal spreads within the event driven space.

As volatility peaked during the first three months of the period, many deal spreads widened substantially. For example, the cash and stock acquisition of Baker Hughes Inc. (BHI) (holding percentage**: 0.06 percent) by Halliburton Co. (HAL) (holding percentage**: -0.03 percent) continued to experience its deal spread widen. At the start of the period, the spread stood at 17.7 percent and by the end of the first three months, it had widened further to a spread of 25.5 percent. Even though volatility generally subsided, the spread did not improve during the final three months. The deal completion date was pushed back to midsummer due regulatory request from the U.S. government and European Commission. The Sub-Adviser believed the risk present in the position no longer warranted a place in the Fund and sold out of the position on March 3, 2016. The Justice Department denied the approval of this acquisition on April 6, 2016. Conversely, as volatility generally subsided during the final three months of the fiscal period many spreads tightened. The cash and stock acquisition of Time Warner Cable Inc. (TWC) (holding percentage*: 1.31 percent) by Charter Communications, Inc. (CHTR) (holding percentage*: -2.84 percent) saw its deal spread tighten from 7.3 percent at the end of October to slightly less than 1.2 percent at the end of April.

The Sub-Adviser generally implements risk-reversals, a risk-management technique using call and put options, on event-driven opportunities outside of the merger arbitrage strategy. The Sub-Adviser does this in order to help keep the risk within what it believes are acceptable bounds. A special situation event example that has spanned multiple periods included Hertz Global Holdings, Inc.’s (HTZ) (holding percentage*: 2.09 percent) spin-off of its equipment rental business. In this particular example, HTZ experienced a substantial decline during the first three months of the six-month period, primarily due to concerns over the company’s leverage and its growing competition from smart-phone oriented ride-hailing companies. However, the Sub-Adviser’s implementation of the risk reversals during this time served well to offset a meaningful amount of the downturn. The risk reversal detracted slightly in the final three months of the period as HTZ increased 2.0 percent. During the six-month period, buy/write strategies, as measured by the CBOE S&P 500 Buy/Write Index, declined 0.6 percent. The difference in utilizing a risk-reversal instead of a buy/write strategy is that it uses the majority of the proceeds of the written call to purchase protective put options. Therefore, in the declining periods during the first three months of the period, the risk-reversal generally helped to reduce the downside (leaving less to be recovered).

The Sub-Adviser continued to maintain a small position in credit opportunities during the most recent six-month period. Similar to the prior fiscal period, the strategy as a whole generally contributed positively to Fund performance during the most recent six-month period. During this period, corporate bonds in general, as measured by the Bank of America Merrill Lynch Corporate Bond Master Index, increased 4.2 percent. Fund holdings such as the corporate bond issued by U.S. Foods Inc. (90290MAA9) (holding percentage*: 1.20 percent) aided positive performance. The U.S Foods Inc. bond price increased 3.6 percent over the fiscal period.

The Sub-Adviser believes that the increased volatility across the markets has generally increased the potential rewards from many of these event-driven opportunities. However, while the core tenets for many of these events have not substantially changed, the Sub-Adviser is optimistic that the overall risk-reward profile has improved. The Sub-Adviser continues to implement its disciplined risk controls while taking advantage of these perceived opportunities going forward.

*Holdings percentage(s) as of 4/30/2016.

**Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of April 30, 2016

	Six		Annualized	Annualized	Annualized Since
	Months	One Year	Three Years	Five Years	Inception (8/1/08)*
Class N	(0.32)%	(4.40)%	0.92%	2.51%	4.06%**
Class C	(0.86)%	(5.40)%	(0.09)%	1.48%	2.04%
Class A with load of 5.75%	(6.15)%	(10.13)%	(1.30)%	1.04%	(0.40)%
Class A without load	(0.44)%	(4.65)%	0.66%	2.25%	2.82%
IQ Hedge Market Neutral Beta Index	(0.88)%	1.88%	2.44%	1.52%	2.50%
Morningstar Multialternative Category	(2.12)%	(4.82)%	(0.18)%	(0.14)%	0.37%

*	Westchester Capital Management, Inc. was named Sub-Adviser to the Fund on August 1, 2008. Prior to August 1, 2008, the Fund was named Kelmoore Strategy Liberty Fund and was managed under a different adviser.

**	Class N commenced operations on September 29, 2008.

IQ Hedge Market Neutral Beta Index is a benchmark index designed to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral investment style. Investors cannot invest directly in an index or benchmark.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and mutual funds that tactically allocate among alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses before any fee waiver, including the cost of underlying funds, are 2.11% for Class N, 3.11% for Class C and 2.36% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)

Dunham Monthly Distribution Fund

April 30, 2016

Security	Shares	Value
COMMON STOCK - 84.3%
AIRLINES - 0.0%
American Airlines Group, Inc.	101,283	$84,065

AUTO MANUFACTURERS - 0.9%
General Motors Co.	72,000	2,289,600

BUILDING MATERIALS - 2.0%
West China Cement Ltd.	24,035,911	5,081,784

CHEMICALS - 12.0%
Airgas, Inc. #	63,076	8,984,545
Dow Chemical Co. #	88,648	4,663,771
EI du Pont de Nemours & Co. #	105,752	6,970,114
Syngenta AG - ADR	37,350	3,009,290
Valspar Corp. #	57,909	6,178,311
		29,806,031
COMMERCIAL SERVICES - 3.8%
ADT Corp.	102,413	4,299,298
Global Payments, Inc.	89	6,419
Hertz Global Holdings, Inc. #	561,800	5,202,268
SFX Entertainment, Inc. #	536,171	13,404
		9,521,389
COMPUTERS - 6.1%
EMC Corp./MA #	417,394	10,898,157
SanDisk Corp. #	56,155	4,218,925
		15,117,082
DISTRIBUTION / WHOLESALE - 3.3%
Ingram Micro, Inc. #	233,589	8,163,936

ELECTRONICS - 2.9%
Tyco International PLC #	188,088	7,245,150

ENVIRONMENTAL CONTROL - 0.4%
Progressive Waste Solutions Ltd.	31,774	1,023,441

FOOD - 2.6%
ConAgra Foods, Inc. #	143,000	6,372,080

HEALTHCARE-PRODUCTS - 3.0%
Alere, Inc. #	110,629	4,314,531
Baxter International, Inc.	44,800	1,981,056
St Jude Medical, Inc.	16,162	1,231,544
		7,527,131
HEALTHCARE-SERVICES - 2.6%
Centene Corp.	1	57
Humana, Inc. #	36,997	6,551,059
		6,551,116
HOLDING COMPANIES-DIVERSIFICATION - 0.9%
Hennessy Capital Acquisition Corp. II	104,074	1,027,210
Pacific Special Acquisition Corp.	105,552	1,062,909
		2,090,119
HOUSEHOLD PRODUCTS / WARES - 3.5%
Jarden Corp.	148,157	8,736,818

INSURANCE - 0.3%
American International Group, Inc.	13,200	736,824

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)

Dunham Monthly Distribution Fund (Continued)

April 30, 2016

Security	Shares	Value
INTERNET - 4.7%
Qihoo 360 Technology Co., Ltd. #	16,319	$1,239,265
Yahoo!, Inc. #	288,544	10,560,710
		11,799,975
LODGING - 9.0%
Hilton Worldwide Holdings, Inc.	118,800	2,619,540
MGM Resorts International	239,000	5,090,700
Starwood Hotels & Resorts Worldwide, Inc. #	178,867	14,645,630
		22,355,870
MEDIA - 8.5%
Cablevision Systems Corp. #	97,079	3,241,468
CBS Corp. #	74,139	4,145,111
Liberty Braves Group	21,240	332,198
Liberty Media Group	53,100	971,744
Liberty SiriusXM Group	212,403	6,960,446
Markit Ltd. #	12,422	433,404
Media General, Inc. #	107,359	1,860,531
Time Warner Cable, Inc.	15,353	3,256,525
		21,201,427
MINING - 1.3%
Alcoa, Inc.	292,000	3,261,640
Freeport-McMoRan, Inc.	1	14
		3,261,654
MISCELLANEOUS MANUFACTURING - 1.7%
General Electric Co. #	136,300	4,191,225

OIL & GAS - 1.0%
Northern Tier Energy LP #	109,406	2,499,927

PHARMACEUTICALS - 4.1%
Allergan PLC #	135	29,236
Baxalta, Inc. #	216,379	9,077,099
Mylan NV	463	19,312
Pfizer, Inc. #	35,600	1,164,476
		10,290,123
PIPELINES - 0.3%
Williams Cos, Inc. #	41,925	812,926

REITS - 3.6%
Blackstone Mortgage Trust, Inc. #	4,944	135,862
CYS Investments, Inc.	9,500	77,046
NorthStar Realty Finance Corp. #	118,000	1,509,220
Starwood Property Trust, Inc. #	247,078	4,783,430
Wheeler Real Estate Investment Trust, Inc.	850,746	1,199,552
Winthrop Realty Trust #	102,617	1,305,288
		9,010,398
RETAIL - 0.0%
Restaurant Brands International, Inc.	1	43

SAVINGS & LOANS - 1.7%
First Niagara Financial Group, Inc. #	406,657	4,294,298

SEMICONDUCTORS - 3.9%
KLA-Tencor Corp. #	137,343	9,605,769
Microchip Technology, Inc.	2	97
		9,605,866
TELECOMMUNICATIONS - 0.2%
T-Mobile US, Inc.	15,190	596,663

TOTAL COMMON STOCK (Cost - $221,693,465)		210,266,961

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)

Dunham Monthly Distribution Fund (Continued)

April 30, 2016

Security		Shares		Value
RIGHTS - 0.0%
Leap Wireless International, Inc. *		4,071		$13,231
Pacific Special Acquisition Corp.		105,552		17,727
Safeway Casa Ley CVR *		90,955		4,548
Safeway PDC, LLC CVR *		90,955		40,930
TOTAL RIGHTS (Cost - $125,879)				76,436

WARRANTS - 0.0%
Hennessy Capital Acquisition Corp. II		104,074		29,141
Pacific Special Acquisition Corp.		105,552		9,500
TOTAL WARRANTS (Cost - $32,028)				38,641

CLOSED-END FUNDS - 3.9%
BlackRock Floating Rate Income Strategies Fund, Inc.		103,341		1,368,235
DoubleLine Income Solutions Fund #		73,612		1,295,571
Eaton Vance Floating-Rate Income Trust		104,551		1,376,937
First Trust Senior Floating Rate Income Fund II ^		67,775		869,553
Invesco Senior Income Trust #		703,160		2,868,893
Voya Prime Rate Trust #		275,084		1,389,174
Western Asset High Income Opportunity Fund, Inc.		106,644		506,559
TOTAL CLOSED-END FUNDS (Cost - $9,913,936)				9,674,922

		Dividend
	Shares	Rate
PREFERRED STOCK - 2.3%
DIVERSIFIED FINANCIAL SERVICES - 0.8%
Kinder Morgan GP, Inc. - 144A #	2,000	4.5157%		1,825,000

REAL ESTATE INVESTMENT TRUSTS - 1.5%
Equity CommonWealth #	150,000	7.2500		3,750,000

TOTAL PREFERRED STOCK (Cost - $5,739,425)				5,575,000

	Principal	Interest	Maturity
	Amount	Rate	Date
BONDS & NOTES - 4.9%
COMMERCIAL SERVICES - 0.8%
ADT Corp.	$1,834,000	4.125%	4/15/2019	1,969,258

ENGINEERING & CONSTRUCTION - 0.1%
Aeropuertos Dominicanos Siglo XXI SA	192,000	9.2500	11/13/2019	204,960

ELECTRIC - 2.0%
Energy Future Intermediate Holding Co. LLC - 144A	4,761,350	11.7500	3/1/2022	5,106,548

MEDIA - 0.8%
LIN Television Corp.	2,000,000	5.8750	11/15/2022	2,050,000

FOOD - 1.2%
US Foods, Inc.	2,887,000	8.5000	6/30/2019	2,973,610

TOTAL BONDS & NOTES (Cost - $12,495,890)				12,304,376

			Contracts**	Value
PURCHASED PUT OPTIONS - 0.9%
Alcoa Inc, Expiration June 2016, Exercise Price $6			2,374	2,374
Alcoa Inc., Expiration May 2016, Exercise Price $7			546	540
Allergan Public, Expiration May 2016, Exercise Price $240			31	77,500
American Intl Group, Expiration May 2016, Exercise Price $47.5			125	1,187
AIG, Expiration June 2016, Exercise Price $45			211	3,165
AIG, Expiration June 2016, Exercise Price $50			274	11,371
BAX, Expiration August 2016, Exercise Price $55			448	504,000
BAY, Expiration June 2016, Exercise Price $92			196	40,173
CAG, Expiration June 2016, Exercise Price $40			1,430	35,750
CBS Corp, Expiration June 2016, Exercise Price $40			741	12,228
Dow Chemical Co., Expiration June 2016, Exercise Price $43			1,356	16,273
VIVENDI, Expiration June 2016, Exercise Price $15			1,259	34,599
General Electric Co., Expiration May 2016, Exercise Price $28			1,227	3,069

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)

Dunham Monthly Distribution Fund (Continued)

April 30, 2016

Security		Contracts**		Value
PURCHASED PUT OPTIONS - 0.9% (Continued)
General Motors Co., Expiration June 2016, Exercise Price $27		1,438		$24,446
HLT, Expiration July 2016, Exercise Price $19		1,188		32,670
Starwood Hotels & Resorts Worldwide, Inc., Expiration May 2016, Exercise Price $55		283		284
HTZ, Expiration June 2016, Exercise Price $8		5,182		168,415
Huntsman Corp, Expiration May 2016, Exercise Price $8		447		1,342
iShares iBoxx High Yield, Expiration June 2016, Exercise Price $75		263		2,630
iShares iBoxx High Yield, Expiration June 2016, Exercise Price $77		520		7,280
MGM, Expiration June 2016, Exercise Price $16		2,390		22,705
NRF, Expiration June 2016, Exercise Price $12		1,180		76,700
Pfizer, Expiration June 2016, Exercise Price $27		267		1,335
SPY, Expiration May 2016, Exercise Price $206		105		26,040
SPY, Expiration June 2016, Exercise Price $184		210		24,360
SPY, Expiration May 2016, Exercise Price $204		610		116,510
SPY, Expiration June 2016, Exercise Price $204		210		94,710
T-Mobile, Inc., Expiration May 2016, Exercise Price $31		1,167		12,837
Vmware, Inc., Expiration September 2016, Exercise Price $95		290		1,133,900
TOTAL PURCHASED PUT OPTIONS (Cost - $3,473,288)				2,488,393

SHORT-TERM INVESTMENT - 11.9%		Interest
MONEY MARKET FUND - 11.9%	Shares	Rate		Value
First American Government Obligations Fund	29,646,669	0.21	%+	$29,646,669
TOTAL SHORT-TERM INVESTMENT (Cost - $29,646,669)

COLLATERAL FOR SECURITIES LOANED - 3.7%
Mount Vernon Prime Portfolio + (Cost - $9,209,035)	9,209,035	0.51	%+	9,209,035

TOTAL INVESTMENTS - 111.9% (Cost - $292,329,615)				$279,280,433
LIABILITIES IN EXCESS OF OTHER ASSETS - (11.9)%				(29,827,617)
NET ASSETS - 100.0%				$249,452,816

*	Non-Income producing security.

**	Each Purchased Option contract allows the Fund to sell 100 shares of the underlying security at the exercise price.

***	Issuer in default on interest payments, non-interest producing security.

REITS - Real Estate Investment Trusts

ADR- American Depositary Receipt.

+	Variable rate security. Interest rate is as of April 30, 2016.

++	Each Written Call/Put Option contract allows the holder to purchase/sell 100 shares of the underlying security from/to the Fund at the stated exercise price.

+++	Less than one share

^	All or a portion of these securities are on loan. Total loaned securities had a value of $8,949,290 at April 30, 2016.

#	All or a portion of the security is segregated as collateral for securities sold short and/or options purchased/written at April 30, 2016. Total collateral had a value of $49,627,303 at April 30, 2016.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Security	Contracts ++	Value
WRITTEN CALL OPTIONS - (2.5)%
Alcoa Inc., Expiration June 2016, Exercise Price $8	546	$170,352
Alcoa Inc., Expiration May 2016, Exercise Price $8	2,374	759,680
Allergan, Expiration May 2016, Exercise Price $265	8	64
Allergan, Expiration May 2016, Exercise Price $275	57	570
American Intl Group, Expiration May 2016, Exercise Price $45	421	151,560
American Intl Group, Expiration May 2016, Exercise Price $55	125	27,125
AIG, Expiration June 2016, Exercise Price $52.5	307	336,933
AIG, Expiration June 2016, Exercise Price $55	260	48,620
Alere Inc, Expiration May 2016, Exercise Price $60	51	255
BAX, Expiration August 2016, Exercise Price $55	448	2,688

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)

Dunham Monthly Distribution Fund (Continued)

April 30, 2016

Security	Contracts ++		Value
WRITTEN CALL OPTIONS (Continued) - (2.5)%
CAG, Expiration June 2016, Exercise Price $44	867		$130,050
CAG, Expiration June 2016, Exercise Price $45	563		56,300
CBS Corp, Expiration June 2016, Exercise Price $50	741		463,125
Dow Chemical, Expiration June 2016, Exercise Price $48	1,507		768,570
General Electric Co., Expiration May 2016, Exercise Price $30	1,363		122,670
General Motors Co., Expiration June 2016, Exercise Price $33	62		1,674
GM, Expiration June 2016, Exercise Price $34	2,187		102,789
HLT, Expiration July 2016, Exercise Price $21	1,188		204,930
Starwood Hotels & Resorts Worldwide, Inc., Expiration May 2016, Exercise Price $60	83		182,808
Starwood Hotels & Resorts Worldwide, Inc., Expiration May 2016, Exercise Price $67.5	284		433,810
HTZ, Expiration June 2016, Exercise Price $9	5,618		500,002
Humana Inc, Expiration May 2016, Exercise Price $170	148		148,740
Humana Inc, Expiration May 2016, Exercise Price $175	125		76,250
Huntsman Corp, Expiration May 2016, Exercise Price $10	447		252,555
MAR, Expiration June 2016, Exercise Price $70	77		17,710
MGM, Expiration June 2016, Exercise Price $19	2,390		651,275
NRF, Expiration June 2016, Exercise Price $14	1,180		41,300
Pfizer Inc, Expiration June 2016, Exercise Price $30	356		97,188
SIRI, Expiration June 2016, Exercise Price $4	937		6,559
T-Mobile Inc, Expiration May 2016, Exercise Price $36	1,297		450,708
WRITTEN CALL OPTIONS - (Premiums Received - $5,732,588)			6,206,860

WRITTEN PUT OPTIONS - (0.1)%
BAY, Expiration June 2016, Exercise Price $98	196		81,468
iShares iBoxx High Yield, Expiration June 2016, Exercise Price $71	288		2,160
iShares iBoxx High Yield, Expiration June 2016, Exercise Price $72	520		3,900
SPY, Expiration May 2016, Exercise Price $196	715		38,610
SPY, Expiration June 2016, Exercise Price $194	420		89,880
VIVENDI, Expiration June 2016, Exercise Price $17	1,259		131,187
TOTAL WRITTEN PUT OPTIONS - (Premiums Received - $475,993)			347,205

	Shares
SECURITIES SOLD SHORT * - (28.8)%
Abbott Laboratories	14,073		547,440
Aetna, Inc.	7,700		864,479
Alibaba Group Holding Ltd. - ADR	115,210		8,864,257
American Airlines Group, Inc.	5,300		183,857
Apollo Commercial Real Estate Finance, Inc.	53,000		844,290
AT&T, Inc.	34,900		1,354,818
Charter Communications, Inc.	33,213		7,049,127
Dow Chemical Co.	135,689		7,138,598
Energy Transfer Equity LP	50,028		621,848
Global Payments, Inc.	96		6,929
IHS, Inc.	3,490		429,898
Interval Leisure Group, Inc.	61,124		863,071
Johnson Controls, Inc.	216,713		8,971,918
KeyCorp	276,525		3,398,492
Lam Research Corp.	68,671		5,246,464
Liberty Global Plc LiLAC	0	+	17
Live Nation Entertainment, Inc.	44,007		945,270
Marriott International, Inc.	75,031		5,258,923
Microchip Technology, Inc.	5		243
Newell Brands, Inc.	41,404		1,885,538
Nexstar Broadcasting Group, Inc.	13,409		688,284
Pfizer, Inc.	18,260		597,285
Shire PLC	27,649		5,181,976
Sirius XM Holdings, Inc.	1,866,964		7,374,508
VMware, Inc.	17,329		986,193
Waste Connections, Inc.	15,256		1,026,424
Western Digital Corp.	12,984		530,591
Western Refining, Inc.	32,668		874,196
TOTAL SECURITIES SOLD SHORT - (Proceeds - $67,286,631)			71,734,934

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)

Dunham Monthly Distribution Fund (Continued)

April 30, 2016

Unrealized
Appreciation/
LONG EQUITY SWAP CONTRACTS - 0.7%	(Depreciation)
Allergan PLC Equity Swap, Bank of America - January 22, 2018	$(470,844)
to receive total return of Allergan PLC less USD- 3 Month LIBOR plus 0.72%
(NOTIONAL AMOUNT $1,810,500)

American International Group Equity Swap, JP Morgan - April 12, 2017	327,118
to receive total return of American International Group less USD- 3 Month LIBOR plus 0.69%
(NOTIONAL AMOUNT $7,257,831)

Apollo Residential Mortgage Equity Swap, JP Morgan - January 21, 2017	194,684
to receive total return of Apollo Residential Mortgage less USD- 3 Month LIBOR plus 0.79%
(NOTIONAL AMOUNT $1,297,393)

Apollo Residential Mortgage Equity Swap, JP Morgan - April 27, 2016	(35,652)
to receive total return of Apollo Residential Mortgage less USD- 3 Month LIBOR plus 0.79%
(NOTIONAL AMOUNT $265,089)

Asciano Group Equity Swap, JP Morgan - August 21, 2016	181,104
to receive total return of Asciano Group less USD- 3 Month LIBOR plus 0.74%
(NOTIONAL AMOUNT $2,550,984)

AT&T, Inc. Equity Swap, JP Morgan - July 27, 2016	287,940
to receive total return of AT&T, Inc. less USD- 3 Month LIBOR plus 0.66%
(NOTIONAL AMOUNT $1,084,643)

Charter Communication CL Equity Swap, JP Morgan - August 26, 2016	(199,467)
to receive total return of Charter Communication CL less USD- 3 Month LIBOR plus 0.97%
(NOTIONAL AMOUNT $1,412,070)

CYS Investments, Inc. Equity Swap, JP Morgan - May 06, 2016	(215,379)
to receive total return of CYS Investments, Inc. less USD- 3 Month LIBOR plus 0.79%
(NOTIONAL AMOUNT $2,421,547)

Dow Chemical Co. Equity Swap, JP Morgan - February 03, 2017	362,196
to receive total return of Dow Chemical Co less USD- 3 Month LIBOR plus 0.64%
(NOTIONAL AMOUNT $2,911,902)

Eaton Vance Floating Rate, Inc. Equity Swap, JP Morgan - January 04, 2017	11,728
to receive total return of Eaton Vance Floating Rate, Inc. less USD- 3 Month LIBOR plus 1.14%
(NOTIONAL AMOUNT $195,346)

Eaton Vance Floating Rate, Inc. Equity Swap, JP Morgan - December 21, 2016	159,725
to receive total return of Eaton Vance Floating Rate, Inc. less USD- 3 Month LIBOR plus 1.14%
(NOTIONAL AMOUNT $2,820,261)

Equity Commonwealth Equity Swap, JP Morgan - March 16, 2017	48,522
to receive total return of Equity Commonwealth less USD- 3 Month LIBOR plus 0.79%
(NOTIONAL AMOUNT $1,942,162)

First Trust Four Corners Senior Floating Rate Equity Swap, JP Morgan - December 21, 2016	2,092
to receive total return of First Trust Four Corners Senior Floating Rate less USD- 3 Month LIBOR plus 1.03%
(NOTIONAL AMOUNT $45,325)

First Trust Four Corners Senior Floating Rate Equity Swap, JP Morgan - December 30, 2016	32,610
to receive total return of First Trust Four Corners Senior Floating Rate less USD- 3 Month LIBOR plus 1.03%
(NOTIONAL AMOUNT $688,241)

First Trust Four Corners Senior Floating Rate Equity Swap, JP Morgan - January 04, 2017	15,243
to receive total return of First Trust Four Corners Senior Floating Rate less USD- 3 Month LIBOR plus 1.03%
(NOTIONAL AMOUNT $312,869)

General Motors Co. Equity Swap, JP Morgan - December 14, 2016	(669,111)
to receive total return of General Motors Co. less USD- 3 Month LIBOR plus 0.69%
(NOTIONAL AMOUNT $6,423,540)

Huntsman Corp. Equity Swap, JP Morgan - April 12, 2017	119,857
to receive total return of Huntsman Corp. less USD- 3 Month LIBOR plus 0.69%
(NOTIONAL AMOUNT $584,226)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)

Dunham Monthly Distribution Fund (Continued)

April 30, 2016

Unrealized
Appreciation/
LONG EQUITY SWAP CONTRACTS (Continued) - 0.7%	(Depreciation)
Meda AB - February 15, 2017	$190,806
to receive total return of Meda AB Fund less USD- 3 Month LIBOR plus 1.14%
(NOTIONAL AMOUNT $3,073,722)

Rexam PLC - April 11, 2017	7,724
to receive total return of Rexam PLC less USD- 3 Month LIBOR plus 0.53%
(NOTIONAL AMOUNT $233,804)

Sabmiller PLC Equity Swap, Bank of America - December 09, 2016	140,236
to receive total return of Sabmiller PLC less USD- 3 Month LIBOR plus 0.75%
(NOTIONAL AMOUNT $7,812,447)

Syngenta AG - February 15, 2017	25,727
to receive total return of Syngenta AG less USD- 3 Month LIBOR plus 0.74%
(NOTIONAL AMOUNT $1,720,145)

T-Mobile US, Inc. Equity Swap, JP Morgan - April 28, 2017	(48,094)
to receive total return of T-Mobile US, Inc. less USD- 3 Month LIBOR plus 0.69%
(NOTIONAL AMOUNT $4,546,047)

TNT, Inc. Equity Swap, JP Morgan - August 13, 2016	55,243
to receive total return of TNT, Inc. less USD- 3 Month LIBOR plus 0.73%
(NOTIONAL AMOUNT $619,599)

Time Warner Cable, Inc. Equity Swap, JP Morgan - March 17, 2016	334,187
to receive total return of Time Warner Cable, Inc. less USD- 3 Month LIBOR plus 0.63%
(NOTIONAL AMOUNT $2,643,040)

Time Warner Cable, Inc. Equity Swap, JP Morgan - March 18, 2017	811,104
to receive total return of Time Warner Cable, Inc. less USD- 3 Month LIBOR plus 0.63%
(NOTIONAL AMOUNT $9,285,332)

Vivendi Equity Swap, JP Morgan - July 01, 2016	(2,324)
to receive total return of Vivendi less USD- 3 Month LIBOR plus 0.74%
(NOTIONAL AMOUNT $969)

Voya Prime Rate Equity Swap, JP Morgan - December 21, 2016	(1,065,282)
to receive total return of Voya Prime Rate less USD- 3 Month LIBOR plus 0.64%
(NOTIONAL AMOUNT $804,134)

Voya Prime Rate Equity Swap, JP Morgan - December 21, 2016	1,073,999
to receive total return of Voya Prime Rate less USD- 3 Month LIBOR plus 0.64%
(NOTIONAL AMOUNT $160,173)
TOTAL LONG EQUITY SWAP CONTRACTS	1,675,692

SHORT EQUITY SWAP CONTRACTS- (0.1)%
Ball Corp. - April 11, 2017	459
to pay total return of Ball Corp. less USD- 3 Month LIBOR plus 0.74%
(NOTIONAL AMOUNT $86,686)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)

Dunham Monthly Distribution Fund (Continued)

April 30, 2016

Unrealized
Appreciation/
SHORT EQUITY SWAP CONTRACTS- (0.1)% (Continued)	(Depreciation)
Mylan NV - February 17, 2017	$(563)
to pay total return of Mylan NV Fund less USD- 3 Month LIBOR plus 1.14%
(NOTIONAL AMOUNT $359,884)

Shire PLC. Equity Swap, JP Morgan - February 01, 2017	(119,692)
to pay total return of Shire PLC. less USD- 3 Month LIBOR plus 0.64%
(NOTIONAL AMOUNT $698,065)

TOTAL SHORT EQUITY SWAP CONTRACTS	(119,796)

TOTAL EQUITY SWAP CONTRACTS	$1,555,896

Portfolio Composition * - (Unaudited)
Consumer, Non-cyclical	18.5%	Financial	11.1%
Communications	12.8%	Technology	9.5%
Basic Materials	12.5%	Industrial	6.8%
Consumer, Cyclical	12.5%	Collateral For Securities Loaned	3.6%
Short-Term Investment	11.3%	Energy	1.4%
		Total	100.0%

*	Based on total value of investments as of April 30, 2016.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Corporate/Government Bond Fund

Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Investment-grade bonds, as measured by the Barclays Aggregate Bond Index, gained 2.8 percent in the six-month period ended April 30, 2016 after a 0.1 percent decrease during the previous fiscal six-month period. Treasuries in the middle of the yield curve, as measured by the BofA ML Treasuries 5-7 Years Index, ended the fiscal six-month period up 2.8 percent as well, while long-term Treasuries, as measured by the BofA ML Treasuries 10+ Years Index, saw an increase of 6.4 percent over the same six months. Corporate bonds, as measured by the BofA ML U.S. Corporate Bond Master Index, outpaced intermediate-term Treasury bonds, rising 4.2 percent over the fiscal six-month period. High-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, gained 2.3 percent, underperforming the intermediate-term Treasury bonds by 0.5 percent during the period.

The Fund continued to balance risk versus reward by choosing to emphasize lower duration bonds and overweighting lower credit quality securities, in anticipation of rising interest rates which did not materialize. The Fund began the six-month period with an average effective duration of 4.81 years and ended the period with an average effective duration of 4.85 years, while the benchmark index had an average effective duration of 5.64 years and 5.51 years, respectively. This allocation generally detracted from performance of the Fund as Treasury yields fluctuated in a relatively wide range of 68 basis points. The 10-year Treasury yield went from a high of 2.34 percent in early November to a low of 1.66 percent in mid-February, before settling at 1.83 percent to end the fiscal six-month period. The overweight to residential mortgage-backed securities was the single largest contributor to performance over the six-month period. The Sub-Adviser maintained an overweight to the sector, investing over six percent of the Fund in such securities while the index held less than one percent.

A contributors to the Fund during the first half of the fiscal six-month period included Bayview Financial Acquisition Trust 6.078% due 2/28/2041 (07325NCS9) (holding percentage*: 1.14 percent), a mortgage investment firm focused on investments in mortgage credit, including whole loans, mortgage and asset-backed securities, servicing rights, and mortgage-related equities. The residential mortgage-backed security did well, returning 0.5 percent through January 31, 2016. This was due to the high quality rating of AAA/A2, strong fixed coupo n of 6 percent, and limited global macro correlation of non-agency residential mortgage securities. A contributor to the Fund during the second half of the fiscal six-month period included Hess Corporation 5.600% due 2/15/2041 (42809HAD9) (holding percentage*: 0.21 percent), a global independent energy company engaged in the exploration and production of crude oil and natural gas. The rally in oil prices since 1/31/2016 through the end of the fiscal quarter significantly benefited the company. From the time the Sub-Adviser bought the bonds on 3/8/2016 through the end of the fiscal six-month period, the bonds returned 13.9 percent.

A detractor from the Fund during the first half of the fiscal six-month period included Scientific International, Inc. 6.625% due 5/15/2021 (80874YAQ3) (holding percentage*: 0.08 percent), develops and services lottery games and wagering systems. The company reported weaker than expected top line and EBITDA results in the third quarter due to weaker than expected gaming machine sales as a result of challenging industry conditions and a lengthening slot machine replacement cycle. Combined with high leverage, this led to the underperformance of the subordinated notes, which reside at the bottom of the company’s capital structure. The bonds declined 29.3 percent by January 31, 2016. A detractor from the Fund during the second half of the fiscal six-month period was York Risk Services Holding Corp. 8.500% due 10/1/2022 (68276KAA7) (holding percentage**: 0.09 percent), a company that administers workers compensation claims and tries to reduce associated healthcare costs. Following weak full-year 2015 earnings, York continued to underperform. The company is struggling to grow organically and has been unable to produce meaningful cash flows. The bonds are not followed by many investors, meaning that bond price moves tend to be large. The bonds declined 14.4 percent in the second half of the fiscal period through 4/5/2016, at which time the Sub-Adviser sold the bonds.

The Sub-Adviser continued to heavily underweight government bonds which detracted from performance relative to the benchmark, despite a positive impact from security selection, as Treasuries rose over the fiscal six-month period.

The Fund’s investment-grade corporate bond holdings generally hindered performance. The slight underperformance of investment-grade corporate bonds in the Fund relative to the benchmark was primarily due to a lower duration bias. Considering the Fund was overweight the sector relative to the benchmark, this detracted from performance for the fiscal six-month period.

The Sub-Adviser believes that we will continue to experience the same challenges that have been at the forefront for the past year or longer, including global economic concerns and oil prices. The Sub-Adviser expects that GDP growth in the U.S. will be adequate to support corporate America and believes that two subsequent interest rate increases are likely in 2016, although the timing of each remains uncertain. The Sub-Adviser expects interest rates on the 10-year U.S. Treasury to be in the range of 1.75 percent to 2.50 percent by the end of the year. The Sub-Adviser continues to believe it is important to stay diversified and granular, keeping small positions and maintaining liquidity. The Sub-Adviser has reduced its below-investment-grade and oil exposure and upgraded to more conservative industries, although it does not expect default levels, ex-energy, to increase too much. The Sub-Adviser believes that the prospect of continued volatility in the bond market will present opportunities and feels they are positioned well to take advantage of those opportunities as they arise.

*	Holdings Percentage(s) as of 4/30/2016.

**	Holdings Percentage(s) as of the date prior to the sales of the security.

Growth of $100,000 Investment - (Unaudited)

Total Returns as of April 30, 2016

			Annualized	Annualized	Annualized	Annualized Since Inception
	Six Months	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	1.79%	0.86%	1.28%	3.07%	4.73%	4.23%
Class C	1.43%	0.11%	0.52%	2.30%	3.95%	3.46%
Class A with load of 4.50%	(2.93)%	(3.96)%	(0.54)%	1.87%	N/A	3.64%*
Class A without load	1.66%	0.54%	1.01%	2.81%	N/A	4.15%*
Barclays Aggregate Bond Index	2.82%	2.72%	2.29%	3.60%	4.95%	4.72%
Morningstar Intermediate-Term Bond Category	2.33%	1.60%	1.72%	3.34%	4.38%	3.95%

*	Class A commenced operations on January 3, 2007.

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The Morningstar Intermediate-Term Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.06% for Class N, 1.81% for Class C and 1.31% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund
April 30, 2016

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
CORPORATE BONDS & NOTES - 57.5%
AEROSPACE / DEFENSE - 0.2%
TransDigm, Inc.	$75,000	6.000%		7/15/2022	$76,290
TransDigm, Inc.	35,000	6.500		5/15/2025	35,306
					111,596
AIRLINES ABS - 0.6%
Air Canada 2013-1 Class B Pass Through Trust - 144A	96,907	5.375		5/15/2021	96,815
Continental Airlines 2009-2 Class A Pass Through Trust	216,156	7.250		11/10/2019	244,526
					341,341
AUTO MANUFACTURERS - 0.9%
Ford Motor Credit Co. LLC.	270,000	5.750		2/1/2021	308,078
General Motors Financial Co., Inc.	105,000	3.500		7/10/2019	108,658
General Motors Financial Co., Inc.	60,000	4.200		3/1/2021	63,299
					480,035
AUTO PARTS & EQUIPMENT - 0.8%
Delphi Automotive PLC	105,000	3.150		11/19/2020	107,066
Meritor, Inc.	160,000	6.750		6/15/2021	152,000
MPG Holdco I, Inc. ^	105,000	7.375		10/15/2022	105,525
TI Group Automotive Systems, LLC - 144A	60,000	8.750		7/15/2023	59,100
					423,691
AUTOMOBILE ABS - 2.9%
California Republic Auto Receivables Trust 2014-3 A4	390,000	1.790		3/16/2020	390,783
Capital Auto Receivables Asset Trust / Ally 2013-1 C	590,000	1.740		10/22/2018	590,675
Drive Auto Receivables Trust 2015-D - 144A	165,000	3.380		11/15/2021	164,280
Flagship Credit Auto Trust 2016-1 A - 144A	168,736	2.770		12/15/2020	169,469
Ford Credit Auto Owner Trust 2013-B D	194,000	1.820		11/15/2019	193,956
					1,509,163
BANKS - 8.8%
Banco de Credito del Peru - 144A	120,000	6.125	+	4/24/2027	130,440
Banco de Credito e Inversiones - 144A	325,000	4.000		2/11/2023	337,823
Banco Internacional del Peru SAA -144A	200,000	6.625	+	3/19/2029	209,000
Banco Santander Chile - 144A	150,000	3.875		9/20/2022	157,712
Bank of America Corp.	55,000	2.000		1/11/2018	55,278
Bank of America Corp.	175,000	5.625		7/1/2020	196,838
Bank of America Corp. ^	285,000	4.450		3/3/2026	295,492
Bank of New York Mellon	135,000	2.800		5/4/2026	136,165
Bank of New York Mellon	110,000	4.950	+	Perpetual	109,978
Barclays Bank PLC - 144A	270,000	6.050		12/4/2017	286,063
Capital One Financial Corp.	135,000	4.200		10/29/2025	138,244
Citigroup, Inc.	130,000	4.050		7/30/2022	136,271
Citigroup, Inc.	160,000	6.250	+	Perpetual	164,800
Citizens Financial Group, Inc. - 144A	110,000	5.500	+	Perpetual	105,325
Goldman Sachs Group, Inc.	185,000	5.750	+	1/24/2022	213,178
Goldman Sachs Group, Inc.	75,000	5.700	+	Perpetual	73,125
JPMorgan Chase & Co.	40,000	6.125		6/27/2017	42,139
JPMorgan Chase & Co.	35,000	5.300	+	Perpetual	35,087
Macquarie Bank Ltd. - 144A	17,000	6.625		4/7/2021	19,361
Morgan Stanley	185,000	4.100		5/22/2023	191,564
Morgan Stanley	150,000	4.350		9/8/2026	155,321
Morgan Stanley	225,000	6.375		7/24/2042	298,384
PNC Financial Services Group, Inc.	255,000	4.850	+	Perpetual	244,800
SunTrust Banks, Inc.	30,000	5.625	+	Perpetual	29,775
UBS AG	650,000	7.625		8/17/2022	749,265
Zions Bancorporation	115,000	4.500		6/13/2023	116,500
					4,627,928
BEVERAGES - 0.4%
Anheuser-Busch InBev Finance, Inc.	65,000	3.3000		2/1/2023	67,803
Anheuser-Busch InBev Finance, Inc.	135,000	3.6500		2/1/2026	142,474
Constellation Brands, Inc.	25,000	4.7500		12/1/2025	26,656
					236,933
BIOTECHNOLOGY - 0.0%
Concordia Healthcare Corp. - 144A	5,000	7.000		4/15/2023	4,662

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2016

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
BUILDING MATERIALS - 0.3%
Masco Corp.	$50,000	3.500%		4/1/2021	$51,000
Masco Corp.	60,000	5.950		3/15/2022	67,425
Masco Corp.	25,000	4.450		4/1/2025	26,219
					144,644
CHEMICALS - 0.8%
Methanex Corp.	130,000	4.250		12/1/2024	111,813
New Market Corp.	305,000	4.100		12/15/2022	309,964
					421,777
COMMERCIAL MBS - 5.8%
Aventura Mall Trust 2013-AVM A - 144A	155,000	3.743	+	12/5/2032	166,713
Aventura Mall Trust 2013-AVM C - 144A	100,000	3.743	+	12/5/2032	103,982
CD 2007-CD4 Commercial Mortgage Trust	103,690	5.322		12/11/2049	105,460
Citigroup Commercial Mortgage Trust 2007-C6 A4	290,000	5.711	+	12/10/2049	300,674
Citigroup Commercial Mortgage Trust 2008-C7 AM	95,000	6.140	+	12/10/2049	97,743
DBUBS 2011-LC3 Mortgage Trust -LC3A Class D - 144A	105,000	5.468	+	8/10/2044	108,223
FREMF 2015-K720 Mortgage Trust - 144A	115,000	3.389	+	7/25/2022	107,624
GAHR Commercial Mortgage Trust 2015-NRF CFX - 144A	105,000	3.382	+	12/15/2019	105,185
JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP12 A4	470,000	5.882	+	2/15/2051	484,444
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 A3 - 144A	98,709	4.106		7/15/2046	103,047
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 A4 - 144A	100,000	4.388		7/15/2046	109,096
LB Commercial Mortgage Trust 2007- C3 A4	107,922	5.923	+	7/15/2044	112,698
LB-UBS Commercial Mortgage Trust 2007-C7 A3	62,414	5.866	+	9/15/2045	65,721
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 AS	240,000	4.266		11/15/2046	264,408
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26 C	135,000	4.411	+	10/15/2048	134,186
Morgan Stanley Capital I Trust 2007-IQ14 AM	224,000	5.681	+	4/15/2049	223,419
Motel 6 Trust CMO 2015-MTL6 Class B - 144A	170,000	3.298		2/5/2030	171,084
Wells Fargo Commercial Mortgage Trust 2015-LC20 B	165,000	3.719		4/15/2050	168,714
WFRBS Commercial Mortgage Trust 2011-C5 - 144A	100,000	5.654	+	11/15/2044	108,518
					3,040,939
COMMERCIAL SERVICES - 1.4%
ADT Corp.	100,000	6.250		10/15/2021	103,952
Ahern Rentals, Inc.- 144A	115,000	7.375		5/15/2023	88,262
Harland Clarke Holdings Corp. - 144A	70,000	6.875		3/1/2020	64,050
New York University	55,000	4.142		7/1/2048	54,226
Prime Security Services Borrower LLC / Prime Finance, Inc. - 144A	55,000	9.250		5/15/2023	57,338
S&P Global, Inc.	140,000	4.000		6/15/2025	148,557
Team Health, Inc. - 144A	5,000	7.250		12/15/2023	5,322
United Rentals North America, Inc.	55,000	5.500		7/15/2025	54,902
Verisk Analytics, Inc.	135,000	4.000		6/15/2025	138,410
					715,019
COMPUTERS - 0.5%
Apple, Inc.	45,000	2.850		2/23/2023	46,471
Apple, Inc.	125,000	3.250		2/23/2026	130,932
Hewlett Packard Enterprise Co. - 144A ^	80,000	4.900		10/15/2025	83,186
Western Digital Corp. - 144A	15,000	7.375		4/1/2023	15,178
					275,767
DIVERSIFIED FINANCIAL SERVICES - 0.8%
Air Lease Corp.	140,000	2.625		9/4/2018	139,141
Ally Financial, Inc. ^	70,000	3.250		11/5/2018	70,000
Jefferies Group LLC	60,000	6.875		4/15/2021	67,304
Macquarie Group Ltd.- 144A	125,000	6.250		1/14/2021	142,427
					418,872
ELECTRIC - 1.2%
Calpine Corp.	89,000	5.375		1/15/2023	90,224
Dynegy, Inc.	145,000	7.375		11/1/2022	143,953
Electricite de France SA - 144A	165,000	5.250	+	Perpetual	159,662
NRG Yield Operating LLC	40,000	5.375		8/15/2024	37,800
Southern Power Co.	170,000	4.150		12/1/2025	177,939
					609,578
ELECTRONICS - 0.3%
Flextronics International Ltd.	135,000	4.750		6/15/2025	135,338

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2016

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
ENERGY - ALTERNATE RESOURCES - 0.2%
TerraForm Power Operating LLC. - 144A	$110,000	5.875%		2/1/2023	$96,525

ENTERTAINMENT - 0.7%
Churchill Downs, Inc. - 144A	35,000	5.375		12/15/2021	36,137
GLP Capital LP / GLP Financing II Inc.	50,000	4.875		11/1/2020	53,000
GLP Capital LP / GLP Financing II Inc.	5,000	4.375		4/15/2021	5,125
GLP Capital LP / GLP Financing II Inc.	10,000	5.375		11/1/2023	10,463
GLP Capital LP / GLP Financing II Inc.	15,000	5.375		4/15/2026	15,675
Penn National Gaming Inc. ^	120,000	5.875		11/1/2021	123,300
Pinnacle Entertainment, Inc. - 144A	80,000	5.625		5/1/2024	80,100
Scientific Games International, Inc.	65,000	6.625		5/15/2021	41,438
					365,238
FOOD - 0.4%
Safeway, Inc.	85,000	7.250		2/1/2031	83,513
Whole Foods Market, Inc. - 144A	110,000	5.200		12/3/2025	116,062
					199,575
GAS - 0.2%
NGL Energy Partners LP	105,000	5.125		7/15/2019	88,725

HEALTHCARE PRODUCTS - 0.5%
Alere, Inc. - 144A	40,000	6.375		7/1/2023	41,000
Crimson Merger Sub, Inc. - 144A	80,000	6.625		5/15/2022	67,200
Fresenius US Finance II, Inc. - 144A	25,000	4.500		1/15/2023	25,750
Kinetic Concepts, Inc. / KCI USA, Inc. - 144A	10,000	7.875		2/15/2021	10,838
Mallinckrodt International Finance SA -144A	115,000	5.625		10/15/2023	108,388
					253,176
HEALTHCARE - SERVICES - 1.6%
Acadia Healthcare Co., Inc.	45,000	5.125		7/1/2022	45,844
Acadia Healthcare Co., Inc.	10,000	5.625		2/15/2023	10,275
Centene Escrow Corp. - 144A	50,000	5.625		2/15/2021	52,750
CHS/Community Health Systems, Inc.	30,000	5.125		8/1/2021	30,237
HCA, Inc.	170,000	5.375		2/1/2025	174,038
HCA, Inc.	50,000	5.250		6/15/2026	52,063
IASIS Healthcare LLC / IASIS Capital Corp.	70,000	8.375		5/15/2019	67,200
MEDNAX, Inc. - 144A	65,000	5.250		12/1/2023	67,437
Surgery Center Holdings, Inc. - 144A	80,000	8.875		4/15/2021	80,200
Surgical Care Affiliates, Inc. - 144A	110,000	6.000		4/1/2023	111,650
Tenet Healthcare Corp. - 144A	130,000	4.134	+	6/15/2020	130,812
					822,506
HOLDING COMPANIES - DIVERSIFIED - 0.8%
Argos Merger Sub, Inc. - 144A ^	100,000	7.125		3/15/2023	102,500
Hutchison Whampoa International 12 Ltd. - 144A	185,000	6.000	+	Perpetual	191,938
Leucadia National Corp.	105,000	5.500		10/18/2023	103,900
					398,338
HOME BUILDERS - 0.9%
M/I Homes, Inc. - 144A	70,000	6.750		1/15/2021	70,350
MDC Holdings, Inc.	130,000	5.500		1/15/2024	126,750
Toll Brothers Finance Corp.	155,000	4.875		11/15/2025	156,550
TRI Pointe Holdings, Inc.	110,000	5.875		6/15/2024	111,100
					464,750
HOME EQUITY ABS - 2.0%
Bayview Financial Mortgage Pass-Through Trust 2006-A 1A4 (a)	560,000	6.087		2/28/2041	598,657
GSAA Trust 2005-1 AF4 (a)	304,051	5.619		11/25/2034	315,740
NovaStar Mortgage Funding Trust Series 2004-4	140,000	2.171	+	3/25/2035	136,414
					1,050,811
HOUSEWARES - 0.1%
Newell Brands, Inc. - 144A	15,000	5.000		11/15/2023	15,903
Newell Brands, Inc.	15,000	4.200		4/1/2026	15,866
Newell Brands, Inc.	40,000	5.500		4/1/2046	44,604
					76,373

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2016

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
INSURANCE - 1.8%
Allstate Corp.	$200,000	5.750	%, +	8/15/2053	$206,125
Berkshire Hathaway, Inc.	15,000	2.750		3/15/2023	15,486
Berkshire Hathaway, Inc.	30,000	3.125		3/15/2026	31,280
Manulife Financial Corp.	130,000	4.150		3/4/2026	135,461
Prudential Financial, Inc.	245,000	5.625	+	6/15/2043	255,662
Teachers Insurance & Annuity Association of America - 144A	110,000	4.375	+	9/15/2054	105,374
Trinity Acquisition PLC	10,000	3.500		9/15/2021	10,216
Trinity Acquisition PLC	50,000	4.400		3/15/2026	51,102
Voya Financial, Inc.	125,000	5.650	+	5/15/2053	117,219
					927,925
INTERNET - 0.3%
Priceline Group, Inc.	140,000	3.650		3/15/2025	143,625

INVESTMENT COMPANIES - 0.4%
Ares Capital Corp.	18,000	4.875		11/30/2018	18,598
Ares Capital Corp.	49,000	3.870		1/15/2020	50,148
FS Investment Corp.	110,000	4.250		1/15/2020	111,658
FS Investment Corp.	40,000	4.750		5/15/2022	39,580
					219,984
IRON / STEEL - 0.5%
Carpenter Technology Corp.	300,000	4.450		3/1/2023	281,980

LODGING - 0.7%
Boyd Gaming Corp.	110,000	9.000		7/1/2020	116,132
Boyd Gaming Corp.	55,000	6.875		5/15/2023	57,337
MGM Growth Properties Operating Partnerships LP - 144A	15,000	5.625		5/1/2024	15,675
Station Casinos LLC	170,000	7.500		3/1/2021	180,168
					369,312
MEDIA - 1.0%
CCO Holdings LLC - 144A	140,000	5.125		5/1/2023	143,150
CCO Holdings LLC - 144A	90,000	5.750		2/15/2026	93,150
CCO Holdings LLC - 144A	85,000	5.500		5/1/2026	86,913
Cequel Communications Holdings I LLC / Cequel Capital Corp. - 144A	105,000	5.125		12/15/2021	99,487
Clear Channel Worldwide Holdings, Inc.	115,000	7.625		3/15/2020	107,166
					529,866
MINING - 0.1%
Freeport-McMoran, Inc.	70,000	3.875		3/15/2023	58,975

MISCELLANEOUS MANUFACTURING - 0.9%
Bombardier, Inc. - 144A	105,000	4.750		4/15/2019	98,175
General Electric Co.	341,000	5.000	+	Perpetual	354,640
					452,815
OIL & GAS - 2.3%
Anadarko Petroleum Corp.	25,000	4.850		3/15/2021	26,105
Anadarko Petroleum Corp.	40,000	5.550		3/15/2026	42,955
Anadarko Petroleum Corp.	50,000	6.600		3/15/2046	56,788
Antero Resources Corp. - 144A	60,000	5.625		6/1/2023	58,500
Carrizo Oil & Gas, Inc.	120,000	6.250		4/15/2023	115,800
Cimarex Energy Co.	80,000	4.375		6/1/2024	81,636
Concho Resources, Inc.	55,000	5.500		4/1/2023	55,688
ConocoPhillips Co.	65,000	4.950		3/15/2026	71,989
ConocoPhillips Co. ^	25,000	5.950		3/15/2046	30,392
Continental Resources, Inc. ^	75,000	5.000		9/15/2022	70,406
Continental Resources, Inc.	45,000	4.500		4/15/2023	40,416
Exxon Mobil Corp.	35,000	2.726		3/1/2023	35,852
Exxon Mobil Corp.	70,000	3.043		3/1/2026	72,589
Helmerich & Payne International Drilling Co.	80,000	4.650		3/15/2025	82,768
Hess Corp.	110,000	5.600		2/15/2041	108,380
Occidental Petroleum Corp.	15,000	3.400		4/15/2026	15,537
Range Resources Corp.	90,000	5.000		3/15/2023	83,475
Sunoco Finance Corp. - 144A	155,000	6.375		4/1/2023	158,100
					1,207,376

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2016

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
OIL & GAS SERVICES - 0.2%
Weatherford International Ltd.	$110,000	9.625%		3/1/2019	$116,050

PACKAGING & CONTAINERS - 0.2%
Berry Plastics Corp.	105,000	5.125		7/15/2023	106,313

PHARMACEUTICALS - 0.7%
AbbVie, Inc. ^	45,000	3.600		5/14/2025	47,241
Capsugel SA - 144A (b)	15,000	7.000		5/15/2019	15,112
Endo Ltd. - 144A ^	80,000	6.000		7/15/2023	78,900
JLL/Delta Dutch Pledge Co. BV - 144A (b)	55,000	8.750		5/1/2020	54,588
Mylan NV - 144A	35,000	3.000		12/15/2018	35,626
Owens & Minor, Inc.	25,000	3.875		9/15/2021	25,696
Quintiles Transnational Corp. - 144A	55,000	4.875		5/15/2023	56,581
Valeant Pharmaceuticals International, Inc. - 144A	40,000	5.500		3/1/2023	34,200
Zoetis, Inc.	35,000	3.450		11/13/2020	36,087
					384,031
PIPELINES - 0.9%
Blue Racer Midstream LLC - 144A	30,000	6.125		11/15/2022	26,700
Kinder Morgan, Inc. ^	130,000	4.300		6/1/2025	129,094
MPLX LP - 144A	110,000	4.875		12/1/2024	107,399
Sabine Pass Liquefaction LLC	100,000	6.250		3/15/2022	101,750
TransCanada Trust	110,000	5.625	+	5/20/1975	99,000
					463,943
PRIVATE EQUITY - 0.4%
Apollo Management Holdings LP - 144A	135,000	4.000		5/30/2024	136,574
Icahn Enterprises Finance Corp.	10,000	4.875		3/15/2019	9,975
Icahn Enterprises Finance Corp.	45,000	5.875		2/1/2022	43,144
					189,693
REAL ESTATE - 1.3%
American Campus Communities Operating Partnership LP	20,000	3.350		10/1/2020	20,534
American Homes 4 Rent 2014-SFR2 C Trust - 144A	130,000	4.705		10/17/2036	136,356
American Homes 4 Rent 2015-SFR2 C Trust - 144A	120,000	4.691		10/17/2045	125,168
B2R Mortgage Trust 2015-1 A1 - 144A	96,674	2.524		5/15/2048	94,168
CWABS Asset-Backed Certificates 2005-1 AF5A (a)	281,086	5.147		7/25/2035	278,956
Sierra Timeshare 2014-2A A Receivables Funding LLC - 144A	38,223	2.050		6/20/2031	38,045
					693,227
REITS - 4.6%
American Tower Corp.	120,000	3.300		2/15/2021	123,836
Brixmor Operating Partnership LP	35,000	3.875		8/15/2022	35,424
Corporate Office Properties LP	90,000	3.700		6/15/2021	89,785
Corporate Office Properties LP	315,000	3.600		5/15/2023	298,908
Corrections Corp of America	90,000	5.000		10/15/2022	94,387
Crown Castel International Corp.	15,000	3.700		6/15/2026	15,262
Digital Realty Trust LP	160,000	5.250		3/15/2021	176,580
Digital Realty Trust LP	55,000	3.950		7/1/2022	56,310
Education Realty Operating Partnership LP	135,000	4.600		12/1/2024	135,480
ESH Hospitality, Inc. - 144A	100,000	5.250		5/1/2025	99,125
Healthcare Realty Trust, Inc.	90,000	3.875		5/1/2025	87,976
Healthcare Trust of America Holdings LP	50,000	3.375		7/15/2021	50,206
Highwoods Realty LP	150,000	3.625		1/15/2023	150,002
iStar Financial, Inc.	140,000	5.000		7/1/2019	136,500
Kilroy Realty LP	135,000	4.375		10/1/2025	142,841
Kimco Realty Corp.	135,000	3.400		11/1/2022	138,396
MPT Operating Partnership LP / MPT Finance Corp.	15,000	6.375		3/1/2024	16,050
MPT Operating Partnership LP / MPT Finance Corp.	60,000	5.500		5/1/2024	60,900
National Retail Properties, Inc.	40,000	4.000		11/15/2025	41,534
Retail Opportunity Investments Partnership LP	105,000	4.000		12/15/2024	100,524
Select Income REIT	140,000	4.500		2/1/2025	135,419
Welltower, Inc.	145,000	4.000		6/1/2025	148,967
WP Carey, Inc.	110,000	4.600		4/1/2024	111,389
					2,445,801

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2016

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
RETAIL - 1.5%
AmeriGas Finance Corp. ^	$95,000	7.000%		5/20/2022	$100,819
Landry’s, Inc. - 144A	115,000	9.375		5/1/2020	121,037
Party City Holdings, Inc. - 144A	15,000	6.125		8/15/2023	15,755
QVC, Inc.	310,000	4.375		3/15/2023	309,990
Rite Aid Corp. - 144A	30,000	6.125		4/1/2023	32,081
Signet UK Finance PLC	135,000	4.700		6/15/2024	133,236
Tops Holding LLC / Tops Markets II Corp. - 144A	110,000	8.000		6/15/2022	99,000
					811,918
SEMICONDUCTOR - 0.3%
KLA-Tencor Corp.	140,000	4.650		11/1/2024	146,421

SOFTWARE - 0.4%
Electronic Arts, Inc.	20,000	3.700		3/1/2021	20,933
Fidelity National Information Services, Inc.	50,000	3.625		10/15/2020	52,365
First Data Corp. - 144A	155,000	5.000		1/15/2024	157,131
					230,429
TELECOMMUNICATIONS - 2.2%
AT&T, Inc.	315,000	3.875		8/15/2021	338,189
CenturyLink, Inc.	95,000	7.500		4/1/2024	95,475
Frontier Communications Corp.	75,000	6.250		9/15/2021	70,125
Frontier Communications Corp. - 144A	15,000	10.500		9/15/2022	15,489
Sprint Corp.	170,000	7.250		9/15/2021	138,125
Telefonica Emisiones SAU	265,000	4.570		4/27/2023	292,032
T-Mobile USA, Inc.	100,000	6.500		1/15/2026	106,375
Windstream Corp.	115,000	7.750		10/15/2020	104,591
					1,160,401
TRUCKING & LEASING - 0.1%
Penske Truck Leasing Co. LP - 144A	55,000	3.375		2/1/2022	55,391

WHOLE LOAN COLLATERAL CMO - 3.6%
Agate Bay Mortgage Trust 2016-2 A3 - 144A	96,584	3.500	+	3/25/2046	98,590
Banc of America Funding 2005-1 1A1	65,660	5.500		2/25/2035	65,897
Citigroup Mortgage Loan Trust, Inc. 2004-NCM2 2CB2	71,336	6.750		8/25/2034	74,686
Citigroup Mortgage Loan Trust, Inc. 2004-UST1 A3	88,656	2.413	+	8/25/2034	88,562
CSMLT 2015-1 A9 - 144A	91,030	3.500	+	5/25/2045	92,897
Freddie Mac Structured Agency Credit Risk Debt Notes	250,000	2.096	+	4/25/2024	248,410
JP Morgan Mortgage Trust 2015-4 1A4	96,743	3.500	+	6/25/2045	98,751
MASTR Alternative Loans Trust 2004-4 6A1	88,552	5.500		4/25/2034	92,008
Residential Asset Securitization Trust 2005-A1	116,867	5.500		4/25/2035	116,930
Sequoia Mortgage trust 2015-1 A1 - 144A	122,801	3.500	+	1/25/2045	124,833
Structured Adjustable Rate Mortgage Loan Trust 2004-4 3A2	163,947	2.896	+	4/25/2034	162,669
Towd Point Mortgage Trust 2015-3 A1B - 144A	162,071	3.000	+	3/25/2054	163,906
WaMu Mortgage Pass-Through Certificates Series 2003-S8 A2 Trust	66,015	5.000		9/25/2018	66,810
WinWater Mortgage Loan Trust 2014-1 A1 - 144A	66,884	3.942	+	6/20/2044	69,657
WinWater Mortgage Loan Trust 2014-3 A4 - 144A	138,978	3.500	+	11/20/2044	142,245
WinWater Mortgage Loan Trust 2016-1 1A5 - 144A	194,725	3.500	+	1/20/2046	201,108
					1,907,959

TOTAL CORPORATE BONDS & NOTES (Cost - $29,819,258)					30,216,735

FOREIGN GOVERNMENT BONDS - 0.8%
Argentine Republic Government International Bond - 144A	150,000	7.625		4/22/2046	147,900
El Salvador Government International Bond - 144A	105,000	6.375		1/18/2027	92,925
Hungary Government International Bond	95,000	6.375		3/29/2021	108,318
Poland Government International Bond	85,000	3.250		4/6/2026	85,111
TOTAL FOREIGN GOVERNMENT BONDS (Cost - $ 442,291)					434,254

MUNICIPAL - 1.8%
City of Chicago IL Wastewater Transmission Revenue	25,000	5.180		1/1/2027	26,443
Rockdale County Water & Sewerage Authority	305,000	3.060		7/1/2024	319,326
San Diego County Regional Airport Authority	325,000	5.594		7/1/2043	356,684
State of Texas	245,000	3.011		10/1/2026	252,277
TOTAL MUNICIPAL - (Cost - $900,000)					954,730

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2016

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
U.S. GOVERNMENT & AGENCY - 31.9%
U.S. GOVERNMENT AGENCY - 10.9%
Fannie Mae Pool 310041	$124,362	6.500%		5/1/2037	$144,984
Fannie Mae Pool 735061	38,789	6.000		11/1/2034	44,577
Fannie Mae Pool 866009	43,915	6.000		3/1/2036	50,111
Fannie Mae Pool 909175	50,419	5.500		4/1/2038	58,498
Fannie Mae Pool 909220	120,293	6.000		8/1/2038	139,607
Fannie Mae Pool 938574	294,646	5.500		9/1/2036	332,036
Fannie Mae Pool 962752	39,554	5.000		4/1/2038	44,669
Fannie Mae Pool AA7001	231,067	5.000		6/1/2039	257,954
Fannie Mae Pool AL3166	262,493	3.000		3/1/2043	269,013
Fannie Mae Pool AS 5596	437,098	3.500		8/1/2045	458,344
Fannie Mae Pool AS 5634	400,523	3.000		8/1/2045	411,054
Fannie Mae Pool AS 5696	441,105	3.500		8/1/2045	462,545
Fannie Mae Pool AS 6386	1,060,645	3.000		12/1/2045	1,088,533
Fannie Mae Pool AS 7003	499,497	3.000		4/1/2046	512,631
Fannie Mae Pool AX3195	462,242	4.000		9/1/2044	493,854
Fannie Mae Pool MA 2495	529,726	3.500		1/1/2046	555,475
Federal Home Loan Pool G01980	293,013	5.000		12/1/2035	329,712
Freddie Mac Gold Pool G05888	64,648	5.500		10/1/2039	72,833
					5,726,430
U.S. TREASURY OBLIGATIONS - 21.0%
United States Treasury Bond	1,195,000	3.125		2/15/2043	1,313,473
United States Treasury Note	1,660,000	0.750		12/31/2017	1,660,389
United States Treasury Note	2,515,000	1.375		4/30/2020	2,536,908
United States Treasury Note	3,205,000	2.375		8/15/2024	3,366,814
United States Treasury Note	665,000	2.250		11/15/2024	691,626
United States Treasury Note	380,000	2.000		2/15/2025	387,185
United States Treasury Note ^	1,100,000	1.625		2/15/2026	1,080,964
					11,037,359

TOTAL U.S. GOVERNMENT & AGENCY (Cost - $16,317,421)					16,763,789

BANK LOANS - 3.2%
AGRICULTURE - 0.1%
NVA Holdings, Inc.	40,000	7.000	+	8/14/2022	39,133

BIOTECHNOLOGY - 0.1%
Concordia Healthcare Corp.	45,885	4.250	+	10/21/2021	45,587

CHEMICALS - 0.1%
Ineos US Finance LLC	6,930	3.250	+	3/11/2022	6,904
PolyOne Corp.	33,915	3.000	+	11/11/2022	34,099
					41,003
COMMERCIAL SERVICES - 0.2%
Laureate Education, Inc.	59,380	3.750	+	6/15/2018	55,298
Sedgwick Claims Management Services, Inc.	85,000	5.750	+	2/28/2022	81,175
					136,473
ELECTRIC - 0.3%
NRG Energy, Inc.	143,887	2.000	+	7/1/2018	143,785

ENTERTAINMENT - 0.1%
CDS US Intermediate Holdings, Inc.	28,855	4.000	+	7/8/2022	28,013
Eldorado Resorts, Inc.	24,813	3.250	+	7/25/2022	24,843
					52,856
FOOD - 0.3%
Albertsons LLC	75,240	4.500	+	8/25/2021	75,625
Hostess Brands LLC	110,000	7.500	+	8/3/2023	108,487
					184,112

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2016

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
HEALTHCARE - 0.8%
American Renal Holdings, Inc.	$39,000	3.500	%, +	8/20/2019	$39,024
Ardent Legacy Acquisitions, Inc.	55,720	5.500	+	8/4/2021	55,999
inVentiv Health, Inc.	119,990	6.250	+	5/15/2018	120,515
Onex Schumacher Finance LP	57,710	4.000	+	7/29/2022	57,590
Quorum Health Corp.	61,000	5.750	+	4/12/2022	61,086
Regional Care Hospital, Inc.	46,178	6.000	+	3/24/2019	46,264
Surgery Center	68,274	4.250	+	11/3/2020	68,509
					448,987
MISCELLANEOUS MANUFACTURING - 0.1%
US Farathane LLC	55,350	5.750	+	12/23/2021	55,557

OIL & GAS - 0.1%
Jonah Energy LLC	62,000	6.500	+	5/12/2021	42,057

PHARMACEUTICALS - 0.1%
Amneal Pharmaceuticals	41,580	3.500	+	11/1/2019	41,597

REAL ESTATE - 0.1%
Capital Automotive LP	31,564	5.000	+	4/30/2020	31,781

RETAIL - 0.5%
Chelsea Petroleum Products LLC	66,720	4.250	+	10/28/2022	65,052
PetSmart	14,888	3.250	+	3/11/2022	14,869
Staples, Inc.	165,000	4.000	+	2/2/2022	165,722
					245,643
SEMICONDUCTORS - 0.1%
MKS Instruments, Inc.	22,000	4.000	+	4/19/2023	22,101
ON Semiconductor Corp.	34,000	4.500	+	3/31/2023	34,206
					56,307
SOFTWARE - 0.2%
First Data Corp.	94,000	3.750	+	7/8/2022	94,200

TOTAL BANK LOANS - (Cost - $1,678,740)					1,659,078

PREFERRED STOCK - 1.5%
BANKS - 1.5%
GMAC Capital Trust I	17,600	6.411	+	2/15/2040	441,232
Zions Bancorporation	10,800	6.950	+	9/15/2028	316,548
TOTAL PREFERRED STOCK - (Cost - $710,000)					757,780

SHORT-TERM INVESTMENT - 3.2%
MONEY MARKET FUND - 3.2%
Fidelity Institutional Money Market Funds - Government Portfolio +
(Cost - $1,681,431)	1,681,431	0.120	+		1,681,431

COLLATERAL FOR SECURITIES LOANED - 4.5%
Mount Vernon Prime Portfolio + (Cost - $2,379,575)	2,379,575	0.510	+		2,379,575

TOTAL INVESTMENTS - 104.4% (Cost - $53,928,716)					$54,847,372
LIABILITIES IN EXCESS OF OTHER ASSETS - (4.4)%					(2,325,674)
NET ASSETS - 100.0%					$52,521,698

ABS - Asset Backed Security

MBS - Mortgage Back Security

CMO - Collateralized Mortgage Obligation

REIT - Real Estate Investment Trust

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates

^	All or a portion of these securities are on loan. Total loaned securities had a value of $2,333,746 at April 30, 2016.

+	Variable rate security. Interest rate is as of April 30, 2016.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

(a)	Step-Up Bond; the interest rate shown is the rate in effect as of April 30, 2016.

(b)	Payment - in - Kind.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2016

Portfolio Composition * - (Unaudited)
Corporate Bonds & Notes	55.1%	Municipal	1.7%
U.S. Government & Agencies Notes & Bonds	30.6%	Preferred Stock	1.4%
Short - Term Investments	4.3%	Foreign Government Bonds	0.8%
Collateral For Securities Loaned	3.1%	Total	100.0%
Bank Loans	3.0%

*	Based on total value of investments as of April 30, 2016.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Dynamic Macro Fund

Message from the Sub-Adviser (Mellon Capital Management Corporation)

Equity markets were up for the six-month period ended April 30, 2016 but taking a more introspective look would identify a V shaped trajectory to stocks. The downward leg of this path initially began in December after the Federal Reserve raised interest rates and started normalizing its policy, the European Central Bank (ECB) came to the market and disappointed with the delivery of its stimulus package, and the Chinese economy continued to show signs of weakness. This trend lingered through mid-February until the world’s major central banks took additional action. The Federal Reserve acknowledged some of the challenges presented by the global economy and reduced expectations in regards to future rate rises. The Bank of Japan (BOJ) transitioned to a negative interest rate policy and the ECB followed-up by expanding their stimulus package. April was also an eventful month. The BOJ unexpectedly made no changes to its stimulus despite slowing inflation and a strengthening Yen. The Federal Reserve also made no changes but its tone became more hawkish. Global macro strategies generally detracted throughout the beginning of the fiscal six-month period, but rebounded in March and April, resulting in a positive fiscal period. Global macro strategies, as measured by the IQ Hedge Global Macro Beta Index, increased 0.1 percent over the period ended April 30, 2016. Bonds, as measured by the Barclays Aggregate Bond Index, increased 2.8 percent. Global macro strategies underperformed the S&P 500 Index which increased 0.4 percent over the fiscal period. Most of the positive performance for the S&P 500 Index came in March, when it increased 6.8 percent.

The Sub-Adviser seeks to construct a balanced growth portfolio that aims to deliver equity-like total returns with less risk and improved downside control. It attempts to achieve this goal by utilizing a multi-asset strategy that allocates dynamically across global equities, bonds, and real assets. The current strategy’s exposure is broken down into three different categories: growth assets which include developed market equities, emerging market equities, high-yield bonds, and emerging market debt; hedging assets which include developed and emerging market currency, global cash, investment-grade bonds, and global developed and sovereign bonds; and real assets which include global commodities, global inflation-linked bonds, and inflation-sensitive derivatives.

Of the three strategy exposures, the strongest performer over the six-month period ended April 30, 2016 was the hedging strategy. The hedging assets exposure helped shield some of the volatility during the first three months of the six-month period, most notably the position to U.S. Treasuries. The Fund had approximately 45 percent allocated to U.S. Treasuries. The options strategy within this exposure also benefited the Fund, especially during the height of the downturn in mid January. As global bond yields fell, the Sub-Adviser decreased the allocation to global bonds. The allocation reached a low of approximately 6 percent during the final three months of the six-month period. Bonds retreated and the Sub-Adviser slowly increased the position, reaching an overall exposure of 32 percent by the end of April. Although the allocation to global bonds recently increased, the Sub-Adviser is selective within this space. Holdings that positively contributed to Fund performance over the fiscal period were long positions in U.S. Treasuries, a long position in Japanese bonds, and a long position in Australian bonds. The Fund also took a short position in Canadian bonds late in the fiscal period as Canadian bonds fell. Therefore, this position also positively contributed to Fund performance.

The growth asset strategy detracted from Fund performance over the six-month period. The volatility over the beginning of the six-month period significantly affected the growth asset strategy exposure. However, going into December the Sub-Adviser saw an increase in risk on the horizon, especially considering the fact that the ECB has historically exhibited its propensity to disappoint. On the first day of December the Sub-Adviser worked towards cutting risk in half over the entire Fund due to this concern, which somewhat shielded the Fund. With the uncertainty and volatility in growth assets rising over the final three months of the six-month period, the Sub-Adviser reduced and diversified the positions within growth assets. The Sub-Adviser increased the allocation to high yield bonds over the latest fiscal quarter as high-yield bonds have traditionally had a lower beta to the broad U.S. equity markets. The SPDR Barclays High Yield Bond ETF (JNK) (holding percentage*: 10.06 percent) fell 0.1 percent over the six-month period despite increasing 8.0 percent over the final three months of the period. A holding that positively contributed to Fund performance was the SPDR S&P 500 ETF Trust (SPY) (holding percentage*: 24.29 percent), which increased 0.3 percent. The exposure to Japanese stocks detracted from Fund performance. Over the fiscal quarter, the iShares Currency Hedged MSCI Japan ETF (HEWJ) (holding percentage*: 8.48 percent) fell 17.9 percent. Based on the risk present in emerging markets, the Fund had no direct exposure to emerging market equities and has not been invested in them since August 2015.

The Sub-Adviser completely divested the position in real assets during the fiscal year, as it believes the current risk/reward characteristics of this strategy do not currently warrant a place in the Fund. Although the Sub-Adviser believes that positions in commodities do not warrant an allocation due to its risk, certain attributes that this strategy generally provides are still desired within the Fund. The Sub-Adviser believes that commodities are currently too expensive; therefore in order to add a hedge against inflation, the Sub-Adviser added Treasury Inflation-Protected Securities to the portfolio. Over the most recent six-month period ended April 30, 2016, this allocation contributed positively to Fund performance. For example, the iShares TIPS ETF (TIP) (holding percentage*: 4.65 percent) increased 4.9 percent since the Fund purchased the holding on December 30, 2015. Due to the Fund’s dynamic nature, the Sub-Adviser’s view on real assets can change quickly.

The Sub-Adviser is optimistic for the coming fiscal quarter and the remainder of the fiscal year. The Sub-Adviser believes that this volatility-targeted strategy may provide investors with more consistent returns than traditional asset classes. It believes that through the flexibility of the strategy and the use of alternative investments, the Fund may provide what may be considered to be attractive returns with lower market-related risk and less correlation than traditional equity investments.

*	Holdings Percentage(s) as of 4/30/2016.

Growth of $100,000 Investment - (Unaudited)

Total Returns as of April 30, 2016

			Annualized		Annualized Since
	Six	One	Three	Annualized	Inception
	Months	Year	Years	Five Years	(4/30/2010)
Class N	(3.77)%	(7.62)%	(1.12)%	0.61%	0.94%
Class C	(4.18)%	(8.56)%	(2.09)%	(0.40)%	(0.05)%
Class A with load of 5.75%	(9.32)%	(13.24)%	(3.33)%	(0.86)%	(0.32)%
Class A without load	(3.88)%	(7.90)%	(1.39)%	0.32%	0.67%
IQ Hedge Global Macro Beta Index	0.09%	(2.70)%	(0.24)%	0.43%	1.53%
Morningstar Multialternative Category	(2.12)%	(4.87)%	(0.19)%	(0.15)%	1.03%

The IQ Hedge Global Macro Beta Index seeks to replicate the risk-adjusted return characteristics of a combination of hedge funds pursuing a macro strategy and hedge funds pursuing an emerging markets strategy. Investors cannot invest directly in an index or benchmark.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.26% for Class N, 3.26% for Class C and 2.51% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Dynamic Macro Fund
April 30, 2016

Security				Shares	Value
EXCHANGE TRADED FUNDS - 56.6%
DEBT FUND - 14.7%
iShares TIPS Bond ETF				14,721	$1,691,148
SPDR Barclays High Yield Bond ETF				103,619	3,657,750
					5,348,898
EQUITY FUNDS - 41.9%
iShares Currency Hedged MSCI Germany ETF				141,131	3,291,161
iShares Currency Hedged MSCI Japan ETF				129,527	3,084,038
SPDR S&P 500 ETF Trust				42,810	8,831,703
					15,206,902
TOTAL EXCHANGE TRADED FUNDS (Cost - $19,840,579)					20,555,800

				Contacts +
OPTIONS * - 7.6%
CALL OPTION ON FUTURES PURCHASED - 6.1%
Swiss Market IX, Expiration June 18, 2016
Exercise Price CHF 7,619.75				50	20,863
Swiss Market IX, Expiration June 18, 2016
Exercise Price CHF 7,639.18				30	12,046
Swiss Market IX, Expiration June 18, 2016
Exercise Price CHF 7,759.00				10	3,092
Swiss Market IX, Expiration June 18, 2016
Exercise Price CHF 8,022.89				60	8,641
US 10 Year Future, Expiration June 16, 2016
Exercise Price $118				181	2,183,312
					2,227,954
PUT OPTIONS ON FUTURES PURCHASED - 1.5%
S&P 500 E-Mini Option, Expiration June 17, 2016
Exercise Price $1,950				141	111,038
Euro-Bund Option, Expiration June 16,2016
Exercise Price $172				37	428,865
					539,903

TOTAL OPTIONS (Cost - $2,609,259)					2,767,857

	Principal	Discount
	Amount ($)	Rate		Maturity
SHORT-TERM INVESTMENTS - 37.3%
U.S. GOVERNMENT SECURITIES - 25.7%
US Treasury Bill ++	8,175,000	0.2750%		5/26/2016	8,173,530
US Treasury Bill	1,140,000	0.2600%		6/23/2016	1,139,536
					9,313,066
	Shares	Interest Rate
MONEY MARKET - 11.6%
STIT- Liquid Assets - Institutional Class	4,223,743	0.2600	% ^^		4,223,743

TOTAL SHORT-TERM INVESTMENTS - (Cost - $13,536,809)					13,536,809

TOTAL INVESTMENTS - 101.5% (Cost - $35,986,647)					$36,860,466
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.5)%					(549,990)
NET ASSETS - 100.0%					$36,310,476

					Unrealized
					Appreciation
Open Futures Contracts				Contracts	(Depreciation)
LONG FUTURES CONTRACTS ** - (1.0)%
10 YR AUD Government Bond, June 2016
(Underlying Face Amount at Value $416.533.908)				56	$39,219
10 YR Mini JBG Future, June 2016
(Underlying Face Amount at Value $5,104,151)				36	13,331
CAC 40 10 Euro Future, May 2016
(Underlying Face Amount at Value $751,492)				15	(5,443)
CAN 10 YR Bond Future, June 2016
(Underlying Face Amount at Value $1,221,286)				11	5,201
FTSE/MIB Index Future, June 2016
(Underlying Face Amount at Value $208,951)				2	(529)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Dynamic Macro Fund (Continued)
April 30, 2016

		Unrealized
		Appreciation
Open Futures Contracts	Contracts	(Depreciation)
LONG FUTURES CONTRACTS ** - (1.0)% (Continued)
Hang Seng Index Future, May 2016
(Underlying Face Amount at Value $403,256)	3	$(5,006)
IBEX - 35 Index Future, May 2016
(Underlying Face Amount at Value $824,858)	8	36,425
Long Gilt Future, June 2016
(Underlying Face Amount at Value $1,050,853)	6	843
S&P E-Mini Future, June 2016
(Underlying Face Amount at Value $4,323,900)	42	(31,286)
SPI 200 Future, June 2016
(Underlying Face Amount at Value $199,563)	2	4,050
TOPIX Index Future, June 2016
(Underlying Face Amount at Value $372,055)	3	(7,371)
TOTAL FUTURES CONTRACTS PURCHASED		49,434

SHORT FUTURES CONTRACTS ** - (0.7)%
10-Year US Treasury Note Future, June 2016
(Underlying Face Amount at Value $5,591,203)	(6)	(4,990)
DAX Index Future, June 2016
(Underlying Face Amount at Value $5,591,203)	(2)	20,886
Euro-Bund Future, June 2016
(Underlying Face Amount at Value $8,838,369)	(45)	49,907
FTSE 100 Index, June 2016
(Underlying Face Amount at Value $2,983,797)	(8)	(5,895)
S&P/TSX 60 IX Future, June 2016
(Underlying Face Amount at Value $129,578)	(1)	(1,324)
TOTAL FUTURES CONTRACTS SOLD		58,584

WRITTEN PUT FUTURE OPTIONS - 0.1%
Swiss Market IX, Expiration June 18, 2016
Exercise Price CHF 7,619.75	(50)	(5,270)
Swiss Market IX, Expiration June 18, 2016
Exercise Price CHF 7,639.18	(30)	(3,298)
Swiss Market IX, Expiration June 18, 2016
Exercise Price CHF 7,759	(10)	(1,428)
Swiss Market IX, Expiration June 18, 2016
Exercise Price CHF 8,022.89	(60)	(15,184)
WRITTEN PUT FUTURE OPTIONS (Proceeds - $34,684)		(25,180)

ETF - Exchange Traded Fund

*	Non income producing security.

+	Each option contract allows holder to purchase/sell 100 shares of the underlying security at the exercise price.

++	All or part of the security was held as collateral for futures outstanding as of April 30, 2016.

^^	Variable rate security. Interest rate is as of April 30, 2016.

**	The amounts shown are the underlying reference notional amounts to stock exchange indices, debt securities and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

Portfolio Composition * - (Unaudited)
Equity Funds	41.3%	Call Options On Futures Purchased	6.0%
U.S. Government Securities	25.3%	Put Option On Futures Purchased	1.4%
Debt Funds	14.5%	Total	100.0%
Money Market Fund	11.5%

*	Based on total value of investments as of April 30, 2016.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham High-Yield Bond Fund

Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

High-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, underperformed investment-grade corporate bonds, as measured by the BofA ML Corporate Master Index, and Treasury bonds, as measured by the BofA ML US Treasury Master Index over the six-months ended April 30, 2016. Interest rates decreased during the fiscal period, which benefitted longer duration bonds while shorter duration bonds suffered. During this fiscal period, corporate bonds increased 4.2 percent, Treasury bonds increased 2.6 percent, while high-yield bonds increased 2.3 percent.

Interest rates on 10-year Treasury bonds fluctuated within a 70 basis point range over the fiscal six-month period. The 10-year Treasury yield went from a high of 2.34 percent on November 11, 2015 to a low of 1.64 percent on February 11, 2016, before settling at 1.82 percent to end the fiscal six-month period. The Fund’s double-B focus benefited performance but the shorter duration bias detracted somewhat from performance in the six-month period ended April 30, 2016, as double-B rated bonds and longer duration credit generally outperformed. Currently, the Fund is focused on single-B and above rated debt and has no exposure to triple-C rated bonds as default rates on below investment-grade bonds are near historic lows and if they rise, bonds rated triple-C and lower could be adversely affected.

The Fund continued to maintain a shorter duration relative to the benchmark index, with a bias toward the intermediate segment of the credit curve that matures in three to seven years and historically has exhibited less volatility. The average duration of positions held by the Fund moved somewhat lower during the fiscal six-month period from 4.0 years at the beginning of the period to end at 3.7 years. Bonds in the benchmark index maintained a fairly steady duration, beginning the fiscal period at 4.4 years and ending at 4.3 years. Bonds that have a maturity of more than 10 years have generally been avoided by the Fund unless purchased at a significant discount to par.

Holdings in the media & broadcasting sector added value on a relative and absolute basis, due to both an overweight to the sector and security selection. Sinclair Television Group, Inc. (829259AQ3) (holding percentage*: 0.63 percent), a television broadcasting company that owns or provides various programming, operating or sales services to television stations, was one of the better performing bonds in this sector, achieving a 6.3 percent return in the six-month period ending April 30, 2016.

Exposure to the energy sector was generally a positive for the Fund, mainly due to outperformance in the latter part of the six-month period ended April 30, 2016. A 3 percent overweight to the energy distribution sector was of particular benefit, though security selection in that area lagged somewhat. No exposure to energy services firms detracted slightly from performance, however, the benchmark only has a 0.68 percent weighting to these types of energy companies. Energy exploration and production firms also negatively impacted performance due to security selection. Targa Resources Partners LP. (87612BAH5) (holding percentage*: 0.47 percent), a Houston, TX based midstream oil and natural gas pipeline partnership, was a good performer in the energy distribution segment. The bonds gained 5.3 percent over the fiscal six-month period.

Going forward, the Sub-Adviser expects moderate gross domestic product growth of between 2 to 3 percent and U.S. economic momentum to continue. The Sub-Adviser believes the U.S. is not heading into a recession and believes that the U.S. Federal Reserve will not raise interest rates four times this year, but will be more patient. The Sub-Adviser plans to continue to underweight international high-yield bonds as yields are exceedingly low, with some developed countries having negative interest rates on government bonds. The Fund plans to focus on middle tier, single-B quality with a tactical allocation to bank loans, convertibles, and lower quality. Any pull-back in the high-yield market due to interest rate volatility should be considered a buying opportunity.

*	Holdings percentage(s) as of 4/30/2016.

Growth of $100,000 Investment - (Unaudited)

Total Returns as of April 30, 2016

			Annualized	Annualized	Annualized	Annualized Since
	Six Months	One Year	Three Years	Five Years	Ten Years	Inception(7/1/05)
Class N	(0.38)%	(2.32)%	0.71%	3.26%	4.89%	4.85%
Class C	(0.63)%	(2.95)%	(0.03)%	2.50%	4.11%	4.07%
Class A with load of 4.50%	(4.94)%	(7.00)%	(1.09)%	2.08%	N/A	4.24%*
Class A without load	(0.49)%	(2.65)%	0.45%	3.01%	N/A	4.24%*
BofA ML BB-B U.S. Non-Distressed HY Index	2.09%	0.52%	3.29%	5.71%	6.32%	6.25%
Morningstar High-Yield Bond Category	0.70%	(2.55)%	1.39%	4.07%	5.33%	5.44%

*	Class A commenced operations on January 3, 2007.

BofA ML BB-B U.S. Non-Distressed HY Index is an unmanaged portfolio constructed to mirror the public high-yield corporate debt market and is a subset of the Merrill Lynch High Yield Master II Index. Investors cannot invest directly in an index or benchmark.

The Morningstar High-Yield Bond Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.02% for Class N, 1.77% for Class C and 1.27% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund
April 30, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
BONDS & NOTES - 95.3%
AEROSPACE/DEFENSE - 0.5%
Triumph Group, Inc.	$520,000	4.8750%	4/1/2021	$496,600

AIRLINES - 2.0%
Air Canada - 144A	325,000	8.7500	4/1/2020	349,781
Air Canada - 144A	360,000	7.7500	4/15/2021	375,300
American Airlines Group, Inc. - 144A	535,000	4.6250	3/1/2020	527,643
UAL 2007-1 Pass Through Trust	577,598	6.6360	7/2/2022	607,199
				1,859,923
AUTO MANUFACTURERS - 0.6%
Fiat Chrysler Automobiles NV	565,000	5.2500	4/15/2023	573,498

AUTO PARTS & EQUIPMENT - 0.4%
TI Group Automotive Systems LLC - 144A	350,000	8.7500	7/15/2023	344,750

BANKS - 1.1%
CIT Group, Inc. ^	295,000	5.3750	5/15/2020	310,118
Synovus Financial Corp.	626,000	7.8750	2/15/2019	697,207
				1,007,325
BEVERAGES - 0.8%
Cott Beverages, Inc.	445,000	5.3750	7/1/2022	458,905
Cott Beverages, Inc.	300,000	6.7500	1/1/2020	315,374
				774,279
BUILDING MATERIALS - 1.8%
Builders FirstSource, Inc. - 144A	390,000	7.6250	6/1/2021	412,424
Griffon Corp.	525,000	5.2500	3/1/2022	529,593
James Hardie International Finance Ltd - 144A	500,000	5.8750	2/15/2023	511,250
Masonite International Corp. - 144A^	265,000	5.6250	3/15/2023	278,250
				1,731,517
CHEMICALS - 0.6%
Blue Cube Spinco, Inc. - 144A	350,000	9.7500	10/15/2023	401,187
Blue Cube Spinco, Inc. - 144A^	180,000	10.0000	10/15/2025	208,350
				609,537
COMMERCIAL SERVICES - 5.6%
ADT Corp.	160,000	3.5000	7/15/2022	147,600
ADT Corp.	280,000	4.8750	7/15/2042	210,700
ADT Corp.	275,000	6.2500	10/15/2021	285,867
Ahern Rentals, Inc. - 144A	420,000	7.3750	5/15/2023	322,350
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. - 144A	495,000	5.1250	6/1/2022	471,796
Cardtronics, Inc.	570,000	5.1250	8/1/2022	574,280
Hertz Corp.	225,000	7.5000	10/15/2018	229,333
Hertz Corp.	265,000	6.7500	4/15/2019	270,315
Jaguar Holding Co II - 144A	505,000	6.3750	8/1/2023	525,957
Live Nation Entertainment, Inc. - 144A	325,000	7.0000	9/1/2020	340,714
Live Nation Entertainment, Inc. - 144A	555,000	5.3750	6/15/2022	575,812
Team Health, Inc. - 144A	525,000	7.2500	12/15/2023	558,796
United Rentals North America, Inc.^	710,000	6.1250	6/15/2023	740,174
				5,253,694

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
COMPUTERS - 1.1%
Western Digital Corp. - 144A	$700,000	7.3750%	4/1/2023	$708,313
Western Digital Corp. - 144A	350,000	10.5000	4/1/2024	341,250
				1,049,563
COSMETICS/PERSONAL CARE - 0.8%
Revlon Consumer Products Corp.	760,000	5.7500	2/15/2021	776,150

DISTRIBUTION/WHOLESALE - 0.6%
HD Supply, Inc.	205,000	7.5000	7/15/2020	218,068
HD Supply, Inc. - 144A	360,000	5.2500	12/15/2021	379,350
				597,418
DIVERSIFIED FINANCIAL SERVICES - 4.5%
Ally Financial, Inc.	640,000	5.7500	11/20/2025	650,400
Ally Financial, Inc.	345,000	4.2500	4/15/2021	351,900
Ally Financial, Inc.	790,000	8.0000	11/1/2031	949,975
Credit Acceptance Corp.	250,000	6.1250	2/15/2021	239,375
E*TRADE Financial Corp.	270,000	4.6250	9/15/2023	274,644
Fly Leasing Ltd.	420,000	6.7500	12/15/2020	423,150
Fly Leasing Ltd.	410,000	6.3750	10/15/2021	403,338
International Lease Finance Corp.	760,000	8.6250	1/15/2022	922,450
				4,215,232
ELECTRIC - 3.3%
Calpine Corp.	515,000	5.3750	1/15/2023	522,081
Calpine Corp.	350,000	5.7500	1/15/2025	354,813
Dynegy, Inc.^	540,000	6.7500	11/1/2019	547,290
NRG Energy, Inc.	580,000	8.2500	9/1/2020	603,200
NRG Energy, Inc.	365,000	7.6250	1/15/2018	392,375
NRG Energy, Inc.^	375,000	7.8750	5/15/2021	391,725
NRG Energy, Inc.	270,000	6.2500	7/15/2022	266,036
				3,077,520
ELECTRICAL COMPONENTS & EQUIPMENT - 1.9%
Anixter, Inc.	425,000	5.1250	10/1/2021	431,375
Anixter, Inc. - 144A	255,000	5.5000	3/1/2023	261,694
Belden, Inc. - 144A	625,000	5.5000	9/1/2022	634,375
WESCO Distribution, Inc.	435,000	5.3750	12/15/2021	443,700
				1,771,144
ENGINEERING & CONSTRUCTION - 0.2%
Tutor Perini Corp.	220,000	7.6250	11/1/2018	218,900

ENTERTAINMENT - 3.8%
Eldorado Resorts, Inc. - 144A	335,000	7.0000	8/1/2023	350,913
Isle of Capri Casinos, Inc.	445,000	5.8750	3/15/2021	466,138
Palace Entertainment Holdings LLC / Palace Entertainment Holdings Corp. - 144A	1,140,000	8.8750	4/15/2017	1,140,000
Penn National Gaming, Inc.	370,000	5.8750	11/1/2021	380,175
Pinnacle Entertainment, Inc. - 144A	160,000	5.6250	5/1/2024	160,200
Regal Entertainment Group	550,000	5.7500	6/15/2023	565,813
Scientific Games International, Inc. - 144A	480,000	7.0000	1/1/2022	491,700
				3,554,939
FOOD - 0.9%
JBS USA LLC - 144A	265,000	7.2500	6/1/2021	272,950
JBS USA LLC - 144A	90,000	7.2500	6/1/2021	92,700
JBS USA LLC - 144A	475,000	5.8750	7/15/2024	444,125
				809,775

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
HEALTHCARE-PRODUCTS - 0.5%
Kinetic Concepts, Inc. / KCI USA, Inc.	$460,000	10.5000%	11/1/2018	$467,199

HEALTHCARE-SERVICES - 5.1%
Amsurg Corp.	365,000	5.6250	7/15/2022	375,950
Centene Corp. - 144A	270,000	5.6250	2/15/2021	284,850
Centene Corp. - 144A	95,000	6.1250	2/15/2024	100,463
CHS/Community Health Systems, Inc.	105,000	5.1250	8/15/2018	106,575
CHS/Community Health Systems, Inc.	595,000	5.1250	8/1/2021	599,706
Envision Healthcare Corp. - 144A	475,000	5.1250	7/1/2022	485,688
HCA, Inc.	260,000	5.3750	2/1/2025	266,175
HCA, Inc.	455,000	7.5000	2/15/2022	517,563
MEDNAX, Inc. - 144A	290,000	5.2500	12/1/2023	300,875
Select Medical Corp.	405,000	6.3750	6/1/2021	386,269
Tenet Healthcare Corp.^	400,000	6.0000	10/1/2020	426,000
Tenet Healthcare Corp.^	635,000	8.1250	4/1/2022	661,988
Tenet Healthcare Corp.	340,000	5.0000	3/1/2019	338,300
				4,850,402
HOLDING COMPANIES-DIVERSIFIED - 0.4%
Argos Merger Sub, Inc. - 144A	400,000	7.1250	3/15/2023	410,000

HOME BUILDERS - 1.1%
Taylor Morrison Communities, Inc. - 144A ^	385,000	5.2500	4/15/2021	385,963
William Lyon Homes, Inc.	655,000	8.5000	11/15/2020	682,838
				1,068,801
HOME FURNISHINGS - 0.7%
Tempur Sealy International, Inc.	270,000	6.8750	12/15/2020	285,863
Tempur Sealy International, Inc. - 144A	390,000	5.6250	10/15/2023	407,550
				693,413
INTERNET - 0.8%
Match Group, Inc. - 144A	485,000	6.7500	12/15/2022	497,125
Netflix, Inc.	235,000	5.3750	2/1/2021	249,688
				746,813
LEISURE TIME - 0.4%
NCL Corp. Ltd. - 144A	400,000	4.6250	11/15/2020	408,500

LODGING - 3.1%
Boyd Gaming Corp.	700,000	9.0000	7/1/2020	739,024
FelCor Lodging LP	720,000	5.6250	3/1/2023	743,400
MGM Resorts International	950,000	7.7500	3/15/2022	1,065,188
MGM Resorts International	390,000	6.7500	10/1/2020	418,275
				2,965,887
MEDIA - 13.8%
Altice Financing SA - 144A	545,000	6.6250	2/15/2023	540,940
Cablevision Systems Corp.	225,000	8.6250	9/15/2017	239,344
Cequel Communications Holdings I LLC / Cequel Capital Corp. - 144A	830,000	6.3750	9/15/2020	852,850
Clear Channel Worldwide Holdings, Inc.	495,000	7.6250	3/15/2020	461,281
Clear Channel Worldwide Holdings, Inc.	740,000	6.5000	11/15/2022	747,400
CSC Holdings LLC	125,000	7.8750	2/15/2018	135,313
CSC Holdings LLC	550,000	8.6250	2/15/2019	611,875
CSC Holdings LLC	180,000	6.7500	11/15/2021	186,188
DISH DBS Corp.	510,000	7.8750	9/1/2019	564,188

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
MEDIA (CONTINUED) - 13.8%
DISH DBS Corp.	$280,000	6.7500%	6/1/2021	$289,159
Entercom Radio LLC	620,000	10.5000	12/1/2019	651,910
Gray Television, Inc.	1,155,000	7.5000	10/1/2020	1,215,638
LIN Television Corp.	390,000	6.3750	1/15/2021	409,013
Mediacom LLC / Mediacom Capital Corp.	660,000	7.2500	2/15/2022	693,825
Nexstar Broadcasting, Inc.	1,140,000	6.8750	11/15/2020	1,199,850
Nexstar Broadcasting, Inc. - 144A	325,000	6.1250	2/15/2022	327,438
Numericable-SFR SA - 144A	210,000	6.0000	5/15/2022	211,061
Numericable-SFR SA - 144A	630,000	6.2500	5/15/2024	611,888
Radio One, Inc. - 144A	650,000	7.3750	4/15/2022	602,875
Sinclair Television Group, Inc.^	560,000	6.3750	11/1/2021	595,000
Sinclair Television Group, Inc. - 144A	265,000	5.6250	8/1/2024	273,281
TEGNA, Inc. - 144A	85,000	5.5000	9/15/2024	88,081
Time, Inc. - 144A	350,000	5.7500	4/15/2022	334,751
Townsquare Media, Inc. - 144A	400,000	6.5000	4/1/2023	388,500
Tribune Media Co. - 144A	380,000	5.8750	7/15/2022	379,050
Videotron Ltd	425,000	5.0000	7/15/2022	442,531
				13,053,230
MINING - 0.9%
FMG Resources August 2006 Pty Ltd. - 144A	250,000	9.7500	3/1/2022	264,075
Freeport-McMoRan, Inc.	420,000	2.3750	3/15/2018	405,300
Freeport-McMoRan, Inc.	150,000	3.1000	3/15/2020	135,992
				805,367
MISCELLANEOUS MANUFACTURERS - 0.5%
EnPro Industries, Inc.	445,000	5.8750	9/15/2022	466,138

OFFICE/BUSINESS EQUIPMENT - 0.3%
CDW LLC	240,000	5.5000	12/1/2024	253,800

OIL & GAS - 4.8%
Antero Resources Corp.	580,000	5.3750	11/1/2021	564,050
Carrizo Oil & Gas, Inc.^	525,000	7.5000	9/15/2020	530,250
Continental Resources, Inc./OK	240,000	7.1250	4/1/2021	244,800
Continental Resources, Inc.	255,000	5.0000	9/15/2022	239,381
Gulfport Energy Corp.	825,000	7.7500	11/1/2020	837,375
Rice Energy, Inc.	375,000	6.2500	5/1/2022	373,125
Southwestern Energy Co.	245,000	7.5000	2/1/2018	241,938
Sunoco LP - 144A	425,000	5.5000	8/1/2020	425,531
Sunoco LP - 144A	95,000	6.2500	4/15/2021	96,425
Western Refining, Inc.	840,000	6.2500	4/1/2021	781,200
WPX Energy, Inc.	170,000	6.0000	1/15/2022	153,425
				4,487,500
PACKAGING & CONTAINERS - 0.8%
Reynolds Group Issuer, Inc.^	750,000	5.7500	10/15/2020	780,000

PHARMACEUTICALS - 2.3%
Endo Ltd - 144A	525,000	6.0000	2/1/2025	504,000
Endo Ltd - 144A	200,000	6.0000	7/15/2023	197,250
Valeant Pharmaceuticals International - 144A	800,000	6.3750	10/15/2020	729,000
Valeant Pharmaceuticals International - 144A	375,000	6.7500	8/15/2021	331,875
Valeant Pharmaceuticals International, Inc. - 144A	445,000	5.3750	3/15/2020	396,328
				2,158,453

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
PIPELINES - 7.1%
Blue Racer Midstream LLC / Blue Racer Finance Corp. - 144A	$400,000	6.1250%	11/15/2022	$356,000
DCP Midstream LLC - 144A	105,000	5.3500	3/15/2020	100,006
DCP Midstream LLC - 144A	180,000	4.7500	9/30/2021	164,700
DCP Midstream LLC - 144A	195,000	5.8500	5/21/2043	123,825
DCP Midstream Operating LP	260,000	3.8750	3/15/2023	230,100
Energy Transfer Partners LP	250,000	4.1500	10/1/2020	247,287
MPLX LP - 144A	240,000	5.5000	2/15/2023	239,722
MPLX LP - 144A	600,000	4.5000	7/15/2023	583,383
NGPL PipeCo LLC - 144A	270,000	7.1190	12/15/2017	280,125
Rockies Express Pipeline LLC - 144A	525,000	5.6250	4/15/2020	523,688
Rockies Express Pipeline LLC - 144A	985,000	6.8750	4/15/2040	871,725
Sabine Pass Liquefaction LLC	870,000	5.6250	2/1/2021	868,913
Sabine Pass Liquefaction LLC	860,000	6.2500	3/15/2022	875,050
Targa Resources Partners LP	430,000	6.8750	2/1/2021	441,825
Targa Resources Partners LP	755,000	5.0000	1/15/2018	763,018
				6,669,367
REAL ESTATE - 1.0%
Realogy Group LLC - 144A^	855,000	5.2500	12/1/2021	897,750

REITS - 2.9%
Equinix, Inc.	145,000	5.3750	4/1/2023	152,250
Equinix, Inc.	575,000	5.3750	1/1/2022	603,750
Equinix, Inc.	250,000	5.8750	1/15/2026	265,155
iStar, Inc.	630,000	7.1250	2/15/2018	649,688
iStar, Inc.	545,000	5.0000	7/1/2019	531,375
RHP Hotel Properties LP	480,000	5.0000	4/15/2021	498,000
				2,700,218
RETAIL - 0.7%
Dollar Tree, Inc. - 144A^	420,000	5.7500	3/1/2023	450,576
GameStop Corp. - 144A	225,000	5.5000	10/1/2019	220,781
				671,357
SEMICONDUCTORS - 0.9%
Micron Technology, Inc. - 144A	135,000	5.8750	2/15/2022	119,813
Micron Technology, Inc. - 144A	335,000	5.2500	8/1/2023	272,358
Micron Technology, Inc. - 144A	90,000	7.5000	9/15/2023	93,375
Qorvo, Inc. - 144A	330,000	6.7500	12/1/2023	339,900
				825,446
SOFTWARE - 2.4%
First Data Corp. - 144A	930,000	7.0000	12/1/2023	959,063
First Data Corp. - 144A	220,000	5.0000	1/15/2024	223,025
Nuance Communications, Inc. - 144A	1,075,000	5.3750	8/15/2020	1,104,563
				2,286,651
TELECOMMUNICATIONS - 12.4%
CenturyLink, Inc.	70,000	6.4500	6/15/2021	71,750
CenturyLink, Inc.	370,000	5.6250	4/1/2020	381,563
CenturyLink, Inc.	80,000	7.5000	4/1/2024	80,400
Cincinnati Bell, Inc.	575,000	8.3750	10/15/2020	592,250
Cogent Communications Finance, Inc. - 144A	460,000	5.6250	4/15/2021	453,100
CommScope, Inc. - 144A	200,000	5.5000	6/15/2024	201,380
CyrusOne LP	840,000	6.3750	11/15/2022	890,921
EarthLink Holdings Corp.	536,000	8.8750	5/15/2019	550,070
EarthLink Holdings Corp.	960,000	7.3750	6/1/2020	1,008,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2016

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
TELECOMMUNICATIONS (Continued) - 12.4%
FairPoint Communications, Inc. - 144A	$1,050,000	8.7500%		8/15/2019	$996,188
Frontier Communications Corp.	480,000	8.5000		4/15/2020	509,400
Frontier Communications Corp.^	855,000	9.2500		7/1/2021	894,544
Frontier Communications Corp.^	115,000	6.2500		9/15/2021	107,525
Frontier Communications Corp.	465,000	6.8750		1/15/2025	388,855
Frontier Communications Corp. - 144A	265,000	10.5000		9/15/2022	273,642
GCI, Inc.	335,000	6.8750		4/15/2025	340,025
Level 3 Financing, Inc.	520,000	5.3750		8/15/2022	533,650
Level 3 Financing, Inc.	330,000	5.1250		5/1/2023	337,013
Qwest Corp.	210,000	6.7500		12/1/2021	227,367
Sprint Communications, Inc. - 144A	315,000	9.0000		11/15/2018	334,294
Sprint Communications, Inc. - 144A	435,000	7.0000		3/1/2020	448,594
Sprint Communications, Inc.	385,000	7.0000		8/15/2020	321,475
Sprint Communications, Inc.	495,000	7.2500		9/15/2021	402,188
ViaSat, Inc.	220,000	6.8750		6/15/2020	227,425
West Corp. - 144A	410,000	5.3750		7/15/2022	372,588
Windstream Services LLC	350,000	7.7500		10/15/2020	318,322
Windstream Services LLC	555,000	7.7500		10/1/2021	473,138
					11,735,667
TRANSPORTATION - 1.9%
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc. - 144A	420,000	8.1250		11/15/2021	347,550
Watco Cos LLC / Watco Finance Corp. - 144A	730,000	6.3750		4/1/2023	730,000
XPO CNW, Inc.	665,000	7.2500		1/15/2018	678,300
					1,755,850

TOTAL BONDS & NOTES (Cost - $89,208,204)					89,879,573

		Interest
Security	Shares	Rate
SHORT-TERM INVESTMENT - 4.7%
MONEY MARKET FUND - 4.7%
First American Government Obligations Fund	4,417,375	0.01	% +		4,417,375
TOTAL SHORT-TERM INVESTMENT (Cost - $4,417,375)

COLLATERAL FOR SECURITIES LOANED - 14.8%
Mount Vernon Prime Portfolio + (Cost - $13,974,490)	13,974,490	0.51%			13,974,490

TOTAL INVESTMENTS - 114.8% (Cost - $107,600,069)					$108,271,438
LIABILITIES IN EXCESS OF OTHER ASSETS - (14.8)%					(13,922,726)
NET ASSETS - 100.0%					$94,348,712

^	All or a portion of these securities are on loan. Total loaned securities had a value of $13,672,961 at April 30, 2016 .

+	Variable rate security. Interest rate is as of April 30, 2016.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

REITS - Real Estate Investment Trusts.

Portfolio Composition - (Unaudited)
B1	18.3%	Ba2	9.5%
B3	17.2%	Ba1	4.5%
Baa3	14.9%	Caa1	4.3%
B2	13.5%	Caa2	0.8%
Collateral For Securities Loaned	12.9%	Short-Term Investment	4.1%
		Total	100.0%

*	Based on total value of investments as of April 30, 2016.

**	Bond Ratings provided by Fitch Ratings.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Opportunity Bond Fund

Message from the Sub-Adviser (Rogge Global Partners PLC)

International bonds, as measured by the Barclays Global Aggregate Ex-U.S. Bond Index, continued to experience a higher correlation to U.S. dollar movements relative to foreign currencies than from changing expectations on default rates or interest rate increases in foreign countries. During the six-month period ended April 30, 2016, international bonds increased 8.7 percent, while the U.S. dollar generally declined 4.2 percent against a basket of major world currencies. This relative depreciation of the U.S. dollar was not consistent across foreign markets, as its 4.0 percent decline versus the euro was met with an 11.7 percent depreciation versus the yen. Conversely, the British Pound decreased versus the U.S. dollar, losing 5.3 percent over the six-month period. While foreign interest rate movements had a lesser effect on bond prices, with the exception of the Bank of Japan’s move to negative interest rates, the focus on U.S. interest rate prospects and vague enigmatically worded insights from the U.S. Federal Open Market Committee coincided with a thriving or tumbling U.S. dollar.

While the Sub-Adviser primarily focuses on developed markets, developing countries generally saw their sovereign debt surge beyond their developed counterparts during the most recent three-month period. Emerging markets bonds, as measured by the Barclays Emerging Markets Ex-U.S. Aggregate Bond Index, decreased 2.4 percent during the first fiscal quarter, but rebounded 8.5 percent in the second fiscal quarter. The Sub-Adviser believes that while developed countries appear to have emerged from their deleveraging cycle after the financial crisis, developing market countries are still mid-cycle. Fund holdings in emerging market countries included the Mexico sovereign bond, Mex Bonos Desrr Fix Rate 10% 12/5/2024 (B05QN14) (holding percentage*: 1.58 percent). During the six-month period, these peso-denominated bonds increased 4.5 percent in local currency terms. However, the Mexican peso declined versus the U.S. dollar during the six-month period, detracting 4.1 percent from the local currency-denominated increase. The relative decline in the value of the peso was not consistent across the six-month period. In the first three months of the fiscal year, the peso declined 8.9 percent versus the U.S. dollar before bouncing up 5.4 percent in the second fiscal quarter.

The Fund continued to focus on peripheral Europe, as the Sub-Adviser believes the countries in peripheral Europe are under pressure but are committed to keeping the countries solvent. The Sub-Adviser maintained allocations to Spain and Italy, which were two of the most positive contributors to performance on a country level in the first fiscal quarter. The Fund continued to hold the Italian bond, Buoni Poliennali Del Tesoro 4.5% 3/1/2024 (BCRYKK8) (holding percentage*: 1.37 percent) and the Spanish bond, Bonos Y Oblig Del Estado 4.2% Due 01/21/2037 (B05L4R2) (holding percentage*: 0.50 percent). During the six-month period, the Italian bond returned 1.7 percent and the Spanish bond increased 2.6 percent in local currency terms. As both of these countries are members of the euro-zone the appreciation of the euro versus the U.S. dollar added 4.0 percent to the performance for each of these two bonds.

Although Japanese bonds saw a significant rise in the first fiscal quarter, the Sub-Adviser maintained a negative view on Japan during the entire six-month period, retaining the Fund’s underweight to the country’s debt. This was primarily fueled by the Bank of Japan’s 0.1 percent penalty on excess cash imposed on its private sector lenders and the yen’s stunning 12.1 percent increase versus the U.S. dollar in the second fiscal quarter. On an absolute basis, the Fund continued to benefit from its exposure to Japan, as bonds such as the Japan 99 2.1% 12/20/2027 (B2B35B7) (holding percentage*: 4.41 percent) returned 5.6 percent during the six-month period. This gain paled in comparison to the added return benefits from the yen’s appreciation versus the U.S. dollar. Furthermore, this most recent increase in the Japanese sovereign bond price resulted in the yield to maturity shifting into negative territory, joining other countries with negative bond yields such as Sweden and Switzerland.

The less than exciting global economic growth backdrop has led the Sub-Adviser to focus even more on how central banks attempt to jump-start their local economies. As these actions often coincide with shifts in the respective country’s local currency versus its primary trading partners, the ripple-effects may be widespread. The Sub-Adviser also believes that lower energy prices continue to provide a tailwind for developed economies, while key emerging markets are still in a deleveraging phase. The Sub-Adviser continues to believe that the key risks moving forward are further devaluation of the Chinese yuan, slowing growth in China, and volatility and illiquidity in credit markets.

*	Holdings Percentage(s) as of 4/30/2016.

Growth of $100,000 Investment – (Unaudited)

Total Returns as of April 30, 2016

			Annualized Since
	Six Months	One Year	Inception (11/1/13)
Class N	7.38%	4.56%	(1.40)%
Class C	6.91%	3.84%	(2.13)%
Class A with load of 4.50%	2.52%	(0.37)%	(3.44)%
Class A without load	7.24%	4.31%	(1.64)%
Barclays Global ex-US Aggregate Bond Index Unhedged	8.72%	6.58%	(0.16)%
Morningstar World Bond Category	4.19%	1.12%	0.99%

The Barclays Global ex US Aggregate Bond Index Unhedged is designed to be a broad based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States. Investors cannot invest directly in an index or benchmark.

The Morningstar World Bond Category is generally representative of funds that invest at least 40% of bonds in foreign markets. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.38% for Class N, 2.13% for Class C and 1.63% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund
April 30, 2016

Security	Principal Amount		Interest Rate		Maturity Date	Value
CORPORATE BONDS & NOTES - 35.4%
AGRICULTURE - 1.4%
BAT International Finance PLC	200,000	EUR	0.8750%		10/13/2023	$227,379
Imperial Tobacco Finance PLC - 144A	200,000	USD	2.9500		7/21/2020	206,335
						433,714
AUTO MANUFACTURERS - 1.0%
Daimler AG	150,000	EUR	4.1250		1/19/2017	176,878
Fiat Chrystler Finance	100,000	EUR	4.7500		7/15/2022	125,072
						301,950
BANKS - 16.6%
Abbey National Treasury Services PLC	100,000	EUR	2.0000		1/14/2019	119,054
ABN AMRO Bank NV	200,000	EUR	6.3750		4/27/2021	278,092
Banco de Sabadell SA	200,000	EUR	0.6250		11/3/2020	231,993
Barclays Bank PLC	200,000	EUR	6.0000		1/14/2021	261,207
BNP Paribas SA	200,000	EUR	2.8750		9/26/2023	261,319
BPCE SA	200,000	EUR	4.6250		7/18/2023	265,320
Caixa Bank SA	300,000	EUR	0.6250		11/12/2020	349,369
Credit Agricole SA	100,000	EUR	3.8750		2/13/2019	126,508
HSBC Holdings PLC	200,000	EUR	6.0000		6/10/2019	263,876
Intesa Sanpaolo SpA	200,000	EUR	4.3750		10/15/2019	258,466
KBC Groep NV	200,000	EUR	2.3750	+	11/25/2024	234,218
KBC IFIMA SA	250,000	EUR	2.1250		9/10/2018	300,242
Lloyds Bank PLC	150,000	EUR	6.5000		3/24/2020	202,923
National Australia Bank Ltd.	100,000	GBP	5.1250		12/9/2021	167,782
Societe Generale SA	350,000	USD	2.7500		10/12/2017	356,153
Societe Generale SA	200,000	EUR	4.0000		6/7/2023	255,159
Sumitomo Mitsui Banking Corp.	350,000	USD	1.5000		1/18/2018	349,050
Toronto-Dominion Bank	300,000	USD	1.4000		4/30/2018	300,263
UBS AG/London	200,000	GBP	6.6250		4/11/2018	323,198
Westpac Banking Corp.	250,000	EUR	2.1250		7/9/2019	305,758
						5,209,950
BUILDING MATERIALS - 0.4%
Cemex Finance LLC	100,000	EUR	5.2500		4/1/2021	118,782

DIVERSIFIED FINANCIAL SERVICES - 1.4%
Arkle Master Issuer PLC	150,000	GBP	4.6810		2/17/2017	225,749
Arkle Master Issuer PLC	150,000	GBP	3.9860		8/17/2017	226,805
						452,554
ELECTRIC - 2.3%
Enel Finance International NV	200,000	EUR	1.9660		1/27/2025	245,478
Engie SA	100,000	GBP	7.0000		10/30/2028	210,658
Iberdrola Finanzas	200,000	EUR	4.1250		3/23/2020	263,369
						719,505
ELECTRONICS - 0.4%
Trionista Holdco GmbH	100,000	EUR	5.0000		4/30/2020	117,822

FOOD - 0.4%
Agrokor dd	100,000	EUR	9.1250		2/1/2020	122,573

GAS - 1.0%
National Grid PLC	250,000	EUR	4.3750		3/10/2020	330,436

INSURANCE - 2.7%
Allianz Finance II BV	100,000	EUR	4.7500		7/22/2019	131,968
Allianz Finance II BV	200,000	EUR	5.7500	+	7/8/2041	267,438
AXA SA	150,000	EUR	5.2500	+	4/16/2040	190,777
Willow No 2 Ireland PLC for Zurich Insurance Co. Ltd.	200,000	EUR	3.3750		6/27/2022	265,316
						855,499
MEDIA - 1.2%
Sky PLC	200,000	EUR	1.5000		9/15/20/21	233,273
Virgin Media Secured Finance PLC	100,000	GBP	5.5000		1/15/2021	156,012
						389,285

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2016

Security	Principal Amount		Interest Rate		Maturity Date	Value
MINING - 0.4%
Anglo American Capital PLC	100,000	EUR	2.7500%		6/7/2019	$112,204

PACKAGING & CONTAINERS - 0.4%
Crown European Holdings SA	100,000	EUR	4.0000		7/15/2022	123,623

REAL ESTATE - 0.4%
Deutsche Rastataetten Gruppe IV GmBH	100,000	EUR	6.7500		12/30/2020	122,793

RETAIL - 0.4%
Dufry Finance SCA	100,000	EUR	4.5000		7/15/2022	122,409

SAVINGS & LOANS - 2.5%
Coventry Building Society	150,000	EUR	2.2500		12/4/2017	177,126
Nationwide Building Society	250,000	GBP	1.6250		4/3/2019	296,733
Nationwide Building Society	100,000	GBP	5.6250		9/9/2019	165,237
Silverstone Master Issuer PLC	100,000	GBP	5.0630	+	1/21/2055	149,519
						788,615
TELECOMMUNICATIONS - 2.5%
America Movil SAB de CV	200,000	EUR	3.0000		7/12/2021	252,016
Play Finance 2 SA	100,000	EUR	5.2500		2/1/2019	117,973
Telecom Italia SpA	50,000	GBP	6.3750		6/24/2019	81,352
Telefonica Emisiones SAU	200,000	EUR	1.4770		9/14/2021	236,763
Wind Acquisition Finance SA	100,000	EUR	4.0000		7/15/2020	112,244
						800,348

TOTAL CORPORATE BONDS & NOTES (Cost - $11,276,590)						11,122,062

FOREIGN GOVERNMENT BONDS - 60.5%
Austria Government Bond - 144A	250,000	EUR	1.2000		10/20/2025	305,216
Belgium Government Bond	150,000	EUR	4.2500		9/28/2022	218,089
Belgium Government Bond - 144A	100,000	EUR	5.0000		3/28/2035	184,808
Bundesrepublik Deutschland	20,000	EUR	3.2500		7/4/2042	35,008
Canadian Government Bond	250,000	CAD	5.7500		6/1/2033	308,820
Canadian Government Bond	250,000	CAD	4.0000		6/1/2041	273,559
Denmark Government Bond	1,850,000	DKK	3.0000		11/15/2021	332,340
France Government Bond OAT	120,000	EUR	4.7500		4/25/2035	217,361
France Government Bond OAT	150,000	EUR	4.5000		4/25/2041	278,376
Hungary Government International Bond	100,000	USD	5.3750		3/25/2024	111,338
Indonesia Government International Bond - 144A	150,000	EUR	2.8750		7/8/2021	178,438
Ireland Government Bond	100,000	EUR	5.4000		3/13/2025	158,592
Italy Buoni Poliennali Del Tesoro	650,000	EUR	0.7500		1/15/2018	754,830
Italy Buoni Poliennali Del Tesoro	250,000	EUR	4.5000		2/1/2020	332,083
Italy Buoni Poliennali Del Tesoro	100,000	EUR	5.5000		11/1/2022	147,882
Italy Buoni Poliennali Del Tesoro	340,000	EUR	4.5000		3/1/2024	485,100
Italy Buoni Poliennali Del Tesoro	240,000	EUR	3.7500		9/1/2024	327,719
Italy Buoni Poliennali Del Tesoro	240,000	EUR	5.0000		9/1/2040	398,316
Japan Government Ten Year Bond	129,500,000	JPY	1.4000		9/20/2019	1,277,359
Japan Government Thirty Year Bond	100,450,000	JPY	2.5000		6/20/2036	1,342,474
Japan Government Thirty Year Bond	80,300,000	JPY	2.0000		9/20/2041	1,053,752
Japan Government Twenty Year Bond	241,150,000	JPY	1.9000		9/20/2023	2,604,050
Japan Government Twenty Year Bond	133,800,000	JPY	2.1000		12/20/2027	1,560,802
Korea Treasury Bond	832,150,000	KRW	3.0000		9/10/2024	801,619
Malaysia Government Bond	1,400,000	MYR	3.8000		8/17/2023	358,023
Mexican Bonos	14,900,000	MXN	6.5000		6/9/2022	916,499
Mexican Bonos	7,400,000	MXN	10.0000		12/5/2024	557,636
Poland Government Bond	300,000	PLN	5.7500		9/23/2022	93,618
Romanian Government International Bond	100,000	EUR	2.8750		10/28/2024	120,104
Spain Government Bond - 144A	80,000	EUR	5.4000		1/31/2023	118,573
Spain Government Bond - 144A	200,000	EUR	4.4000		10/31/2023	283,121
Spain Government Bond - 144A	250,000	EUR	3.8000		4/30/2024	340,582
Spain Government Bond - 144A	120,000	EUR	4.2000		1/31/2037	175,260
Sweden Government Bond	3,600,000	SEK	4.2500		3/12/2019	508,929
Switzerland Government Bond	400,000	CHF	4.0000		2/11/2023	548,552
United Kingdom Gilt	250,000	GBP	4.2500		6/7/2032	473,339
United Kingdom Gilt	235,000	GBP	4.5000		12/7/2042	488,756
United Kingdom Gilt	150,000	GBP	4.2500		12/7/2055	335,975
TOTAL FOREIGN GOVERNMENT BONDS (Cost - $18,569,974)						19,006,898

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2016

Security	Principal Amount		Interest Rate		Maturity	Value
ASSET BACKED SECURITIES - 0.4%
Sunrise SRL + (Cost - $111,835)	100,000	EUR	0.5580%		5/27/2035	$115,271

MORTGAGE BACKED SECURITIES - 0.7%
German Residential Funding 2013-2 Ltd.	92,322	EUR	0.9190	+	8/27/2024	106,693
Taurus 2013 GMF1 PLC	95,773	EUR	0.8550	+	5/21/2024	110,763
TOTAL MORTGAGE BACKED SECURITIES (Cost - $213,024)						217,456

WHOLE LOAN COLLATERAL - 0.9%
Bankinter 10 Fondo de Titulizacion de Activos	126,846	EUR	0.0270	+	6/21/2043	140,683
Fondo de Titulizacion de Activos Santander Hipotecario 2	58,150	EUR	0.0070	+	1/18/2049	64,258
Silverstone Master Issuer PLC - 144A	50,000	GBP	0.9575	+	1/20/2070	72,924
TOTAL WHOLE LOAN COLLATERAL (Cost - $271,940)						277,865

	Shares
SHORT-TERM INVESTMENTS - 0.6%
MONEY MARKET FUND - 0.6%
Fidelity Institutional Money Market Funds - Government Portfolio
(Cost - $198,538)	198,538		0.0800	+		198,538

TOTAL INVESTMENTS - 98.5% (Cost - $30,641,901)						$30,938,090
OTHER ASSETS LESS LIABILITIES - 1.5%						464,246
NET ASSETS - 100.0%						$31,402,336

CAD - Canadian Dollar	EUR - EURO	MXN - Mexican Peso

CHF - Swiss Franc	GBP - United Kingdom Pound	PLN - Polish Zloty

DKK - Danish Krone	JPY - Japanese Yen	SEK - Swedish Krona

+	Variable rate security. Interest rate is as of April 30, 2016.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates.

		Unrealized
		Appreciation
Futures Contracts	Contracts	(Depreciation)
FUTURES CONTRACTS PURCHASED*
10 YR AUD Government Bond maturing June, 2016
(Underlying Face Amount at Value $37,190,528)	5	$94,608
Canadian 10 Year Bond maturing June, 2016
(Underlying Face Amount at Value ($333,078)	3	6,370
Euro Buxl Future maturing June, 2016
(Underlying Face Amount at Value $748,738)	4	6,792
Long Gilt Future maturing June, 2016
(Underlying Face Amount at Value $239,200)	2	7,170
NET UNREALIZED GAIN FROM FUTURES CONTRACTS PURCHASED		114,940

FUTURES CONTRACTS SOLD *
Euro Bobl Future maturing June, 2016
(Underlying Face Amount at Value ($149,823)	(1)	(2,872)
Euro Bund Future maturing June, 2016
(Underlying Face Amount at Value ($185,353)	(1)	372
Japan 10 year Future, maturing June, 2016
(Underlying Face Amount at Value ($151,490,000)	(1)	(77,569)
NET UNREALIZED LOSS FROM FUTURES CONTRACTS SOLD		(80,069)

NET UNREALIZED GAIN FROM FUTURES CONTRACTS		$34,871

*	Face amounts are the underlying reference notional amounts to stock exchange indices and bonds upon which the fair value of the futures contracts traded by the Fund are based. While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund’s futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments.

Portfolio Composition ** - (Unaudited)
Japan	26.5%	Netherlands	3.0%
Britain	15.6%	Canada	2.8%
Italy	9.4%	Switzerland	2.8%
France	7.4%	South Korea	2.6%
Spain	7.1%	Other Countries	17.2%
Mexico	5.6%	Total	100.00%

**	Based on total value of investments as of April 30, 2016.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Appreciation & Income Fund

Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

The first half of the fiscal year was characterized by steep declines across market capitalizations, before finding a bottom less than half-way through the month of February. From that point forward, equity markets made an abrupt turn and generally surged through the end of the six-month period ended April 30, 2016. U.S. large cap stocks, as measured by the Russell 1000 Index, rose 0.2 percent during the six-month, period while U.S. small cap stocks, as measured by the Russell 2000 Index, declined 1.9 percent. Less than one-third of the convertible securities in the Bank of America/Merrill Lynch All Convertibles All Qualities Index are issued by large capitalization companies. Therefore, the majority are more closely related to the movements in small capitalization and mid capitalization stocks. During the six-month period, convertible securities fell 2.9 percent. Most convertible securities are considered to be “equity-sensitive,” meaning significant amounts of a convertible security’s price movements are related to the movements of the underlying common stock rather than the bond itself. However, the bond component may still play a meaningful role in the pricing of the convertible security. Bonds in general, as measured by the Barclays Aggregate Bond Index, gained 2.8 percent during the fist half of the fiscal year.

The Sub-Adviser generally focused on small and mid capitalization companies, and primarily in convertible securities that were considered to be in the “total return” equity sensitivity range. This area of the range is between convertible securities that are primarily trading based upon the value of their fixed income features (i.e. coupon rate, default risk, etc.) and other convertible securities that are primarily trading based upon the price changes of the underlying common stock. The Sub-Adviser believes that by focusing on this area of the convertible securities spectrum, it can reduce the volatility experienced from the common stocks while benefitting from the support offered by the bond features.

During the six-month period, the best performing sectors in the benchmark index shifted dramatically. During the first three months, consumer staples, utilities, and telecommunications sectors led the way, while in the latter three-month period, materials, energy, and consumer discretionary sectors boasted the highest returns. However, these sectors generally have far fewer constituents represented in the convertible securities space, with all five of these sectors, in aggregate, only representing less than 25 percent of the benchmark index. The largest sector exposures are technology, healthcare, and financial services. These three, in aggregate, make up more than two-thirds of the benchmark index. Similarly, the Sub-Adviser allocated approximately 73 percent of the Fund to these same three sectors.

Within the healthcare sector, NuVasive, Inc. (670704AF2) (holding percentage*: 4.39 percent), a developer of devices used primary for spine-related surgeries, was one of the strongest performers in the Fund during the rebound in the final months of the period. However, other healthcare holdings detracted from absolute performance, as Molina Healthcare, Inc. (60855RAD2) (holding percentage*: 3.50 percent), a managed care organization, Acorda Therapeutics, Inc. (00484MAA4) (holding percentage*: 3.29 percent), a biotechnology company that develops therapies for spinal cord injuries, and Allergan PLC (EP0481507), (holding percentage*: 2.27 percent), a global pharmaceutical developer and distributor, declined during the six-month period. Since it was added to the Fund mid-March, the NuVasive Inc. convertible bond increased 8.2 percent. Conversely, during the six-month period, the Molina Healthcare, Inc. and Acorda Therapeutics, Inc. convertible bonds and the Allergan PLC convertible preferred stock declined 8.2 percent, 11.4 percent, and 19.8 percent, respectively. While detracting from absolute performance, these declines do help to highlight how the convertible securities can significantly protect on the downside when the underlying common stock falls. For example, the common stocks of Molina Healthcare, Inc. (MOH) (holding percentage*: not held), Acorda Therapeutics, Inc. (ACOR) (holding percentage*: not held), and Allergan PLC (AGN) (holding percentage*: not held) dropped 16.5 percent, 28.3 percent, and 29.8 percent, respectively, during the six-month period.

The Sub-Adviser expects global economic headwinds to persist and for moderate gross domestic product growth in the United States to continue. As most convertible securities are originated by high-yield issuers, the Sub-Adviser also considers how default rates may impact the market. The Sub-Adviser believes that there may be a continued increase in defaults for the commodity industry, but this backdrop may provide additional opportunities within the space due to market inefficiencies.

*	Holdings percentage(s) as of 4/30/2016.

Growth of $100,000 Investment – (Unaudited)

Total Returns as of April 30, 2016

	Six		Annualized	Annualized	Annualized	Annualized Since
	Months	One Year	Three Years	Five Years	Ten Years	Inception (12/10/04)
Class N	(6.42)%	(12.24)%	2.92%	2.02%	4.06%	4.67%
Class C	(7.02)%	(13.21)%	1.83%	0.99%	3.01%	3.63%
Class A with load of 5.75%	(12.04)%	(17.64)%	0.61%	0.56%	N/A	3.20%*
Class A without load	(6.70)%	(12.61)%	2.61%	1.77%	N/A	3.85%*
Bof A Merrill Lynch All Convertibles All Qualifies Index	(2.88)%	(6.64)%	6.59%	6.17%	6.02%	6.09%
Morningstar Convertibles Category	(3.09)%	(7.63)%	4.50%	3.83%	4.90%	5.60%

*	Class A commenced operations on January 3, 2007.

The Merrill Lynch All Convertibles All Qualities Index is a widely used index that measures convertible securities’ performance. It measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

The Morningstar Convertibles Category is generally representative of convertible bond portfolios that are designed to offer some of the capital-appreciation of stock portfolios, while also supplying some of the safety and yield of bond portfolios.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.34% for Class N, 2.34% for Class C and 1.59% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Appreciation & Income Fund
April 30, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
CONVERTIBLE BONDS - 74.9%
BIOTECHNOLOGY - 3.3%
Acorda Therapeutics, Inc.	$965,000	1.7500%	6/15/2021	$865,484

DIVERSIFIED FINANCIAL SERVICES - 4.7%
FXCM, Inc.	715,000	2.2500	6/15/2018	411,125
PRA Group, Inc.	960,000	3.0000	8/1/2020	829,200
				1,240,325
ELECTRICAL COMPONENTS & EQUIPMENT - 3.4%
SunPower Corp.	1,120,000	0.8750	6/1/2021	898,100

HEALTHCARE-PRODUCTS - 11.8%
Cepheid, Inc.	1,040,000	1.2500	2/1/2021	897,000
NuVasive, Inc. - 144A	1,020,000	2.2500	3/15/2021	1,153,237
Wright Medical Group, Inc.	1,115,000	2.0000	6/15/2019	1,065,522
				3,115,759
HEALTHCARE-SERVICES - 3.5%
Molina Healthcare, Inc.	820,000	1.6250	8/15/2044	919,425

HOME BUILDERS - 2.8%
CalAtlantic Group, Inc.	700,000	1.2500	8/1/2032	738,063

INSURANCE - 2.1%
AmTrust Financial Services, Inc.	745,000	2.7500	12/15/2044	566,666

INTERNET - 7.7%
FireEye, Inc. - 144A	990,000	1.0000	6/1/2035	860,681
LinkedIn Corp.	595,000	0.5000	11/1/2019	558,556
Pandora Media, Inc. - 144A	670,000	1.7500	12/1/2020	613,469
				2,032,706
MACHINERY-DIVERSIFIED - 1.6%
Chart Industries, Inc. ^	450,000	2.0000	8/1/2018	415,406

PHARMACEUTICALS - 6.5%
Akorn, Inc.	110,000	3.5000	6/1/2016	319,756
Depomed, Inc.	405,000	2.5000	9/1/2021	448,284
Impax Laboratories, Inc. - 144A	1,020,000	2.0000	6/15/2022	949,238
				1,717,278
RETAIL - 2.7%
GNC Holdings, Inc. - 144A ^	895,000	1.5000	8/15/2020	704,253

SEMICONDUCTORS - 9.9%
Micron Technology, Inc. ^	690,000	3.0000	11/15/2043	492,056
ON Semiconductor Corp. - 144A	1,205,000	1.0000	12/1/2020	1,098,809
Rambus, Inc.	900,000	1.1250	8/15/2018	1,032,188
				2,623,053

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Appreciation & Income Fund (Continued)
April 30, 2016

	Principal	Interest	Maturity
Security	Amount	Rate	Date		Value
SOFTWARE - 11.5%
Akamai Technologies, Inc.	$820,000	0.0000%	2/15/2019		$793,350
Interactive Intelligence Group, Inc. - 144A	145,000	1.2500	6/1/2020		126,694
Medidata Solutions, Inc.	760,000	1.0000	8/1/2018		803,225
Pros Holdings, Inc.	950,000	2.0000	12/1/2019		755,250
ServiceNow, Inc.	470,000	0.0000	11/1/2018		546,669
					3,025,188
TELECOMMUNICATIONS - 3.4%
Finisar Corp.	932,000	0.5000	12/15/2033		890,643

TOTAL CONVERTIBLE BONDS (Cost - $22,690,283)					19,752,349

			Dividend
		Shares	Rate
PREFERRED STOCK - 12.5%
INSURANCE - 1.4%
Maiden Holding Ltd.		7,870	7.25%		372,723

PHARMACEUTICALS - 2.3%
Allergan plc		735	5.5000		596,445

REITS - 4.7%
Crown Castle International Corp.		5,750	4.5000		610,736
iStar Financial, Inc.		15,000	4.5000		640,200
					1,250,936
TELECOMUNICATIONS - 4.1%
Frontier Communications Corp. ^		10,500	11.1250		1,093,313

TOTAL PREFERRED STOCK (Cost - $3,596,921)					3,313,417

			Interest
			Rate
SHORT-TERM INVESTMENT - 12.2%
MONEY MARKET FUND - 12.2%
First American Government Obligations Fund		3,223,250	0.01	% +	3,223,250
TOTAL SHORT-TERM INVESTMENT (Cost - $3,223,250)

COLLATERAL FOR SECURITIES LOANED - 10.5%
Mount Vernon Prime Portfolio + (Cost - $2,769,760)		2,769,760	0.51%		2,769,760

TOTAL INVESTMENTS - 110.1% (Cost - $32,280,214)					$29,058,776
LIABILITIES IN EXCESS OF OTHER ASSETS - (10.1)%					(2,697,816)
TOTAL NET ASSETS - 100.0%					$26,360,960

^	All or a portion of these securities are on loan. Total loaned securies had a value of $2,688,014 at April 30, 3016.

*	Non-income producing security.

+	Variable rate security. Interest rate is as of April 30, 2016.

REITS - Real Estate Investment Trusts.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Appreciation & Income Fund (Continued)
April 30, 2016

Portfolio Composition * - (Unaudited)
Convertible Bonds	68.0%
Preferred Stock	11.4%
Short-Term Investment	11.1%
Collateral For Securities Loaned	9.5%
Total	100.0%

*	Based on total value of investments as of April 30, 2016.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Alternative Strategy Fund

Message from the Sub-Adviser (Market Concepts, LLC)

Managed futures strategies, as measured by the Credit Suisse Managed Futures Liquid Index, increased 6.9 percent in the six-month period ending April 30, 2016. In the first three months of the period, or the first fiscal quarter, the index increased 4.7 percent. The second fiscal quarter was less dramatic as managed futures rose only 2.0 percent. Still, it was a significant improvement from the three fiscal quarters of declines previous to that. Domestic equity markets, as measured by the S&P 500 Index, didn’t fare quite as well, increasing 0.4 percent during the six-month period. Emerging markets equities, as measured by the MSCI Emerging Markets Index, showed a negative return, falling 0.1 percent. However, this moderate overall return was not indicative of the excitement that emerging markets equities experienced during the period as they had a weak first fiscal quarter, dropping 12.1 percent, followed by a strong second fiscal quarter, rising 13.7 percent. Foreign developed markets, as measured by the MSCI EAFE Index, had the poorest performance with a 3.1 percent decline during the six-month period. As with the other equity indexes, foreign developed stocks suffered during the first fiscal quarter, losing 9.9 percent, but were not able to recover the lost ground, gaining only 7.6 percent in the second fiscal quarter. With the diversified nature of managed futures, exposure to multiple asset classes may provide non-correlated returns as reflected in the performance of the Credit Suisse Managed Futures Liquid Index. The Sub-Adviser continues to believe that the trend conditions of the various asset classes offer the Fund an advantageous investment environment on the back-drop of the multiple year divergence that has occurred between the domestic equity markets and other investment asset classes.

In the later part of the first fiscal quarter, the Sub-Adviser launched a newly updated investment strategy that is made up of eight individual components, or modules, that seek long and short exposure based on a relative strength indicator. Two of these modules were suspended, however, mainly due to a drastic change of market environment. Wild volatility in the commodities markets saw Crude Oil drop to levels not seen since 2002, while Gold saw rapid out-of-trend advances over a series of single-day rallies. Consequently, both the Gold and Oil modules have been suspended in the portfolio for the time being. Modules related to the S&P 500 Index and U.S. Treasuries performed well for the environment and profits were also found in the Euro currency. While commodity exposure has been reduced temporarily, the Sub-Adviser expects the portfolio to produce non-correlated returns overall by systematically applying long/short positions in equity, currency and fixed income based areas.

The Fund experienced its largest gains in the newly added fixed income module, which was not implemented until early January. The Sub-Adviser attempted to exploit both positive and negative trends in the 20+ year U.S. Treasury exclusively in the fixed income area. When going long, iShares 20+ Year Treasury Bond (TLT) (holding percentage**: 20.22 percent) was used. Conversely, ProShares Short 20+ Year Treasury (TBF) (holding percentage**: 17.97 percent) was employed when a rise in long-term Treasury rates was expected. Both strategies had positive results for the Fund.

Long and short strategies in the equity market had mixed results as trades related to the S&P 500 Index, as represented by the SPDR S&P 500 ETF (SPY) (holding percentage**: 17.99 percent) when going long and the ProShares Short S&P 500 ETF (SH) (holding percentage**: 17.99 percent) when shorting, were generally positive. Trades tied to the MSCI EAFE Index, as represented by the iShares MSCI EAFE ETF (EFA) (holding percentage**: 17.98 percent) on long trades and by the ProShares Short MSCI EAFE ETF (EFZ) (holding percentage**: 7.99 percent) on short trades, had a negative impact. The MSCI EAFE Index contains stocks of developed countries, such as those in Western Europe, Japan and Australia. Strategies in emerging markets countries, as represented by long and short ETFs that track the MSCI Emerging Markets Index, didn’t fair as poorly as the developed markets, but still were slightly negative.

The Sub-Adviser continued to focus on currency movements as well, particularly in the Yen and Euro. Trades were made in the CurrencyShares Japanese Yen Trust (FXY) (holding percentage**: 13.63 percent) and the CurrencyShares Euro Trust (FXE) (holding percentage**: 18.36 percent), which attempt to track the performance of the Yen and Euro, respectively. However, when the Sub-Adviser sought to exploit negative trends in these currencies, it utilized the ProShares UltraShort Yen (YCS) (holding percentage**: 8.21 percent) and the ProShares UltraShort Euro (EUO) (holding percentage**: 6.89 percent), which attempt to track the inverse performance of the Yen and Euro, respectively. The trades in both FXE and EUO generally resulted in positive contributions to performance for the Fund, while the trades in both FXY and YCS detracted.

The Sub-Adviser’s focus on both short-term and long-term trends provided mixed results, as volatility and concern in the markets generally caused some sharp reversals in trends. While these dramatic shifts may provide opportunities for the Sub-Adviser to find another short-term trend, they may also cause additional losses, especially in the holdings that were established by longer-term trends. Therefore, the Sub-Adviser’s selection of established trends that meet strict requirements generally detracted from the Fund’s performance relative to the benchmark index during the fiscal quarter.

*	Holdings Percentage(s) as of 4/30/2016.

**	Holdings Percentage(s) as of the date prior to the sales of the security.

Growth of $100,000 Investment - (Unaudited)

Total Returns as of April 30, 2016

	Six		Annualized	Annualized	Annualized Since
	Months	One Year	Three Years	Five Years	Inception (2/12/09)
Class N	(10.88)%	(13.17)%	(2.77)%	(4.11)%	(0.55)%
Class C	(11.34)%	(14.07)%	(3.76)%	(5.11)%	(2.08)% *
Class A with load of 5.75%	(11.01)%	(18.40)%	(4.91)%	(5.49)%	(1.47)% **
Class A without load	(11.01)%	(13.43)%	(3.02)%	(4.37)%	(0.65)% **
Dow Jones Credit Suisse Managed Futures Liquid Index	6.86%	2.08%	8.65%	3.45%	3.37%
Morningstar Managed Futures Category	0.05%	(4.27)%	1.64%	(2.22)%	(1.22)%

*	Inception date for Class C is May 14, 2009.

**	Inception date for Class A is March 25, 2009, performance for Class A includes the operations of the predecessor, Sherwood Forest Alternative Fund (formerly Class P).

Class N and Class C performance includes the operations of the predecessor, Sherwood Forest Alternative Fund (formerly Class I and Class C, respectively).

The Dow Jones Credit Suisse Managed Futures Liquid Index allocates assets among four major asset classes (equities, fixed-income, commodities and currencies) represented by 18 trading vehicles using a methodology that, in part, seeks to replicate a managed futures strategy that historically has produced gains during periods of rising and declining markets. Investors cannot invest directly in an index or benchmark.

The Morningstar Managed Futures Category is generally representative of funds that trade liquid global futures, options, swaps, and foreign exchange contracts, both listed and over-the-counter. A majority of these funds follow trend-following, price-momentum strategies.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses before and after fee waiver, including underlying funds, are 1.80% for Class N, 2.80% for Class C and 2.05% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Alternative Strategy Fund
April 30, 2016

Security	Shares	Value
EXCHANGE TRADED FUNDS - 80.6%
ASSET ALLOCATION FUND - 26.6%
CurrencyShares Euro Trust *	36,300	$4,059,791
ProShares UltraShort Yen *	26,700	1,816,134
		5,875,925
DEBT FUND - 18.0%
ProShares Short 20+ Year Treasury *	174,300	3,972,297

EQUITY FUNDS - 36.0%
iShares MSCI EAFE ETF	68,000	3,973,240
ProShares Short S&P 500 *	195,800	3,976,698
		7,949,938

TOTAL EXCHANGE TRADED FUNDS (Cost - 17,973,365)		17,798,160

SHORT -TERM INVESTMENT - 19.5%
MONEY MARKET FUND - 19.5%
STIT-Treasury Portfolio - 0.21% + (a)
(Cost - $4,309,853)	4,309,853	4,309,853

TOTAL INVESTMENTS - 100.1% (Cost - $22,283,218)		$22,108,013
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%		(31,816)
NET ASSETS - 100.0%		$22,076,197

ETF - Exchange Traded Fund

*	Non income producing security.

+	Variable rate security. Interest rate is as of April 30, 2016.

(a)	Represents annualized yield at date of purchase for discount securities and coupon for coupon based securities.

Portfolio Composition * - (Unaudited)
Equity Funds	36.0%
Asset Allocation Funds	26.5%
Money Market Funds	19.5%
Debt Fund	18.0%
Total	100.0%

*	Based on total value of investments as of April 30, 2016.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Large Cap Value Fund
Message from the Sub-Adviser (Rothschild Asset Management, Inc.)

U.S. equity markets provided mixed rewards across the major sectors during the six-month period ended April 30, 2016. Despite the divergence in the underlying sector performance, large cap value stocks, as measured by the Russell 1000 Value Index, increased 1.9 percent. However, the dispersion between the best performing large cap value sector (telecommunication services) and the worst performing sector (consumer discretionary) was more than 17 percent. The primary macro-oriented themes that influenced this polarized performance were the energy price resurgence and concerns surrounding the Fed’s view on “how soon is too soon” to raise interest rates again now that Fed Chair Janet Yellen showed in December that interest rate increases are a reality under her reign. Global market concerns and a widespread absence of revenue growth contributed to investor unease, but were not as impactful on a day-to-day basis as oscillating oil prices or the intense interpolation of the Fed’s primary economic indicators and the potential justification for a near-term increase in interest rates.

The overall 1.8 percent increase in the energy sector during the six-month period provides little transparency into the 18.8 percent decline experienced from the beginning of the fiscal year through mid-February, before the sector surged 25.3 percent. The Sub-Adviser generally avoided most energy services companies, as its risk controls generally deemed those to be less attractive. However, the Fund did hold energy related stocks, such as ConocoPhillips (COP) (holding percentage*: 2.50 percent), Exxon Mobil Corp. (XOM) (holding percentage*: 4.86 percent), and EOG Resources Inc. (EOG) (holding percentage*: 2.05 percent). All three of these companies are engaged in the exploration, development, production and marketing of crude oil and natural gas, although their predominant proficiencies range from shale fracking to deep ocean drilling to refining. Therefore, their prices were still impacted by the fall and subsequent surge in oil prices, albeit to a lesser extent than those companies that derive the majority of their revenues from providing the machinery and technology to exploration and refining companies. During the six-month period, COP and EOG decreased 9.7 percent and 3.3 percent, respectively. Conversely, XOM rose 8.8 percent during the same time period.

The utilities sector was significantly affected by the interest rate excitement during the six-month period. The Sub-Adviser generally exercised a significant overweight to the sector during the first fiscal quarter. However, after the sector surged close to 4.5 percent before the final trading days of February, the Sub-Adviser used the opportunity to reduce the overweight and allocate to areas that exhibited what it believed to be better risk-reward profiles. Some of the industries that the Sub-Adviser viewed as having a more attractive profile were in the areas of media and telecommunications. Within the telecommunications sector, AT&T Inc. (T) (holding percentage*: 2.00 percent), increased 9.0 percent in the second fiscal quarter after increasing 9.1 percent in the previous fiscal quarter. Within the media industry, CBS Corp. (CBS) (holding percentage*: 1.17 percent) increased 18.0 percent in the second fiscal quarter, after rising 2.4 percent in the previous fiscal quarter. When viewing the six-month period in its entirety, T and CBS boasted 18.9 percent and 20.9 percent returns, respectively.

While the financial services sector was one of the largest detractors in the first fiscal quarter, it only slightly lagged in the second fiscal quarter. In the first fiscal quarter, holdings such as American Express Co. (AXP) (holding percentage*: 1.04 percent) and Discover Financial Services (DFS) (holding percentage*: 1.41 percent) declined 26.6 percent and 18.2 percent, respectively. The Sub-Adviser re-evaluated these holdings in-line with its strict process and perceived the extreme magnitude of these declines to be unwarranted. During the second fiscal quarter, AXP and DFS increased 22.9 percent and 23.7 percent, respectively. The most recent rebound for AXP was not enough to offset the earlier loss, but it did bring the six-month performance to a negative 9.9 percent. However, the rebound in DFS was enough to offset the prior period’s decline, ending the six-month period up 1.2 percent. The Sub-Adviser believes that the financial services sector will continue to fluctuate with the transitioning views on interest rates – particularly the timing of the rate increases and the magnitude of each increase.

Although the Sub-Adviser anticipates that the balance of 2016 is likely to have similar volatility to what we have recently witnessed, its disciplined use of risk controls and desire to minimize the influence of factor-based risks are expected to meaningfully mitigate downward pressures in the large cap value space. The Sub-Adviser continues to believe that U.S. companies will provide lackluster earnings for the next two to three years, with the status of the global economy dictating the duration of this anemic growth environment. Therefore, the Sub-Adviser’s combination of fundamental analysis with quantitative tools driving its stock selection is designed to potentially identify stocks that it believes will prevail in a low-growth environment.

*	Holdings Percentage(s) as of 4/30/2016.

Growth of $100,000 Investment - (Unaudited)

Total Returns as of April 30, 2016

	Six		Annualized	Annualized	Annualized	Annualized Since Inception
	Months	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	(0.93)%	(2.72)%	8.11%	7.52%	4.48%	5.54%
Class C	(1.41)%	(3.68)%	7.03%	6.45%	3.44%	4.50%
Class A with load of 5.75%	(1.08)%	(8.55)%	5.72%	5.98%	N/A	3.16%*
Class A without load	(6.75%	(2.98)%	7.82%	7.25%	N/A	3.82%*
Russell 1000 Value Index	1.93%	(0.40)%	9.59%	10.13%	5.67%	4.79%
Morningstar Large Cap Value Category	0.29%	(2.64)%	7.92%	8.22%	4.78%	5.59%

*	Class A commenced operations on January 3, 2007.

The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.25% for Class N, 2.25% for Class C and 1.50% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Large Cap Value Fund
April 30, 2016

Security	Shares	Value
COMMON STOCK -97.4%
AEROSPACE/DEFENSE - 2.5%
Northrop Grumman Corp.	4,758	$981,385
Raytheon Co.	3,226	407,605
		1,388,990
AIRLINES - 0.8%
JetBlue Airways Corp. * ^	22,092	437,201

BANKS - 10.7%
Bank of America Corp.	96,111	1,399,376
JPMorgan Chase & Co.	27,870	1,761,384
M&T Bank Corp ^	7,633	903,137
SunTrust Banks, Inc.	15,320	639,457
Wells Fargo & Co.	24,487	1,223,860
		5,927,214
BEVERAGES - 2.0%
Coca-Cola Enterprises, Inc. ^	7,645	401,210
PepsiCo, Inc.	6,818	701,981
		1,103,191
BIOTECHNOLOGY - 2.9%
Amgen, Inc.	3,231	511,467
Biogen, Inc. *	1,647	452,909
Gilead Sciences, Inc.	7,103	628,938
		1,593,314
CHEMICALS - 2.2%
Dow Chemical Co. ^	17,755	934,091
LyondellBasell Industries NV - Class A	3,642	301,084
		1,235,175
COMMERCIAL SERVICES - 1.3%
ManpowerGroup, Inc.	9,216	709,908

COMPUTERS - 2.2%
Amdocs Ltd.	11,586	655,072
Apple, Inc.	5,797	543,411
		1,198,483
COSMETICS / PERSONAL CARE - 1.5%
Procter & Gamble Co. ^	10,353	829,482

DIVERSIFIED FINANCIAL SERVICES - 4.3%
American Express Co. ^	8,744	572,120
Ameriprise Financial, Inc.	6,039	579,140
Discover Financial Services	13,722	772,137
Raymond James Financial, Inc.	8,079	421,481
		2,344,878
ELECTRIC - 4.9%
American Electric Power Co., Inc.	16,815	1,067,753
DTE Energy Co. ^	7,951	708,911
Edison International ^	13,141	929,200
		2,705,864
Security	Shares	Value

ENGINEERING & CONSTRUCTION - 1.0%
Fluor Corp. ^	10,149	$554,744

ENVIRONMENTAL CONTROL - 1.3%
Waste Management, Inc.	11,711	688,490

FOOD - 1.4%
Kroger Co.	8,233	291,366
Pinnacle Foods, Inc.	10,640	453,158
		744,524
FOREST PRODUCTS & PAPER - 1.8%
International Paper Co. ^	22,532	974,960

HEALTHCARE-PRODUCTS - 1.1%
Becton Dickinson and Co. ^	3,701	596,823

HOME BUILDERS - 1.3%
PulteGroup, Inc. ^	38,008	698,967

INSURANCE - 6.4%
Allstate Corp.	13,827	899,446
American International Group, Inc.	12,046	672,408
Berkshire Hathaway, Inc. *	2,426	352,934
Chubb Ltd.	6,804	801,919
MetLife, Inc.	18,156	818,836
		3,545,543
MEDIA - 3.2%
CBS Corp. ^	11,506	643,300
Comcast Corp. - Class A	9,820	596,663
Time Warner, Inc.	7,115	534,621
		1,774,584
MISCELLANEOUS MANUFACTURING - 2.0%
3M Co.	1,765	295,426
General Electric Co. ^	26,886	826,744
		1,122,170
OIL & GAS - 12.4%
Chevron Corp. ^	10,179	1,040,090
ConocoPhillips ^	28,762	1,374,536
EOG Resources, Inc.	13,668	1,129,250
Exxon Mobil Corp. ^	30,205	2,670,122
Valero Energy Corp.	10,498	618,017
		6,832,015
PHARMACEUTICALS - 9.4%
Cardinal Health, Inc.	8,126	637,566
Johnson & Johnson	11,909	1,334,761
Merck & Co., Inc. ^	24,793	1,359,648
Pfizer, Inc.	57,109	1,868,035
		5,200,010
See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
Dunham Large Cap Value Fund
April 30, 2016

	Shares	Value
REITS - 3.0%
Boston Properties, Inc.	4,576	$589,663
Equity LifeStyle Properties, Inc.	9,475	648,943
Public Storage ^	1,771	435,272
		1,673,878
RETAIL - 4.1%
Home Depot, Inc. ^	5,167	691,810
Macy’s, Inc.	12,358	489,253
Target Corp. ^	13,386	1,064,187
		2,245,250
SAVINGS & LOANS - 1.0%
New York Community Bancorp, Inc.	38,353	576,446

SEMICONDUCTORS - 2.6%
Intel Corp. ^	20,604	623,889
QUALCOMM, Inc.	15,988	807,714
		1,431,603
SOFTWARE - 3.9%
Microsoft Corp.	32,950	1,643,217
Nuance Communications, Inc. *	30,253	519,747
		2,162,964
TELECOMMUNICATIONS - 6.2%
AT&T, Inc.	28,315	1,099,188
Cisco Systems, Inc. ^	46,600	1,281,034
Juniper Networks, Inc.	14,438	337,849
Verizon Communications	14,322	729,563
		3,447,634

TOTAL COMMON STOCK (Cost - $48,430,515)		53,744,305
Security	Shares	Value
SHORT - TERM INVESTMENT - 2.2%
MONEY MARKET FUND - 2.2%
STIT-STIC Prime Portfolio - 0.21% +
(Cost - $1,211,460)	1,211,460	$1,211,460

COLLATERAL FOR SECURITIES LOANED - 16.2%
Mount Vernon Prime Portfolio 0.51% +
(Cost - 8,965,266)	8,965,266	8,965,266

TOTAL INVESTMENTS - 115.8% (Cost - $58,607,241)		$63,921,031
LIABILITIES LESS OTHER ASSETS - (15.8)%		(8,721,497)
NET ASSETS - 100.0%		$55,199,534

^	All or a portion of these securities are on loan. Total loaned securities had a value of $8,900,203 at April 30, 2016.

*	Non-income producing security.

+	Variable rate security. Interest rate is as of April 30, 2016.

Portfolio Composition * - (Unaudited)
Financial	22.0%	Industrial	5.9%
Consumer, Non-Cyclical	16.9%	Consumer, Cyclical	5.3%
Collateral for Securities Loaned	14.0%	Utilities	4.2%
Energy	10.7%	Basic Materials	3.4%
Communications	8.2%	Funds	1.9%
Technology	7.5%	Total	100.0%

*	Based on total value of investments as of April 30, 2016.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Focused Large Cap Growth Fund
Message from the Sub-Adviser (The Ithaka Group, LLC)

Volatility in Chinese markets and increased interest rates in the United States dominated attention during the first half of the fiscal year, with global markets experiencing backlash from some of the events. Market sell-offs occurred, hinging on data concerning China’s market health, while global markets were whipsawed by the ensuing volatility. The price of oil also played a large role in the global decline during the first half of the fiscal six-month period, as the commodity’s surplus continued to overflow. Political events preceding the U.S. presidential election, the risk of a “Brexit” in Europe, and a suddenly weakening U.S. dollar also occupied the focus of volatility in global markets. A risk-off investor sentiment detracted from money flowing into many riskier parts of the U.S. market. U.S. equities bottomed out in January and February but, managed to return to previous levels near the end of the first half of the fiscal year. Large cap growth stocks, as measured by the Russell 1000 Growth Index, had a volatile six-month period with a decline of 1.4 percent for the fiscal period that ended April 30, 2016. The most recent performance fell behind other broader equity indexes, such as the S&P 500 Index, which increased 0.4 percent.

The technology sector struggled over the fiscal six-month period. A large detractor from performance was LinkedIn, Corp. (LNKD) (holding percent*: 1.1 percent), which operates a social networking website used for professional networking. The website allows members to post profiles of their professional expertise and accomplishments. It also lets members network with potential clients, service providers and subject experts. The Sub-Adviser believes recent poor performance has stemmed from unclear guidance estimates by the company’s management. The holding declined 48.0 percent over the first half of the fiscal year. A holding that helped slow the decline in the technology sector was Facebook, Inc. (FB) (holding percentage*: 8.1 percent), an online social networking service. FB gained 15.3 percent during the fiscal six-month period. The Sub-Adviser has strong conviction in the holding and believes there is a great deal of potential future growth.

The consumer discretionary sector was also responsible for detracting from the Funds performance. Contributing to this poor performance was Starbucks Corp. (SBUX) (holding percentage*: 5.9 percent), a premier roaster, marketer, and retailer of specialty coffee in the world, which decreased 9.5 percent over the most recent fiscal six-month period. The Sub-Adviser thinks the recent underperformance can be attributed to not meeting investors’ unrealistic expectations during a slowdown in growth, after a year of massive buildup. Strong performance in the consumer discretionary sector came from Amazon.com Inc. (AMZN) (holding percentage*: 4.9 percent), an online retailer that offers a wide range of products, personalized shopping services, Web-based credit card payment and direct shipping to customers. The Sub-Adviser sees the company’s continued commitment to build out their logistics infrastructure during the fiscal six-month period as evidence of strong long-term growth. The Sub-Adviser also believes the continued improvement of benefits for Amazon Prime members has aided in the attraction of new customers and is a strong catalyst for establishing loyal customers. The company experienced an increase of 5.4 percent over the fiscal first half of the year.

A lagging sector in the Fund came from healthcare. Illumina, Inc. (ILMN) (holding percentage*: 2.3 percent) hurt the sectors performance with a 5.8 percent decline during the fiscal first half of the year. The company develops, manufactures, and sells systems for the analysis of genetic variation and biological function. The Sub-Adviser attributes the decline to a transitioning of the company’s business model as well as missteps by management in the European market. The sales focus changed from being an equipment provider to centering on consumables products, and the Sub-Adviser believes it has taken time for the adjustment to get up to full speed. In the European market, veteran managers have been appointed to handle issues and oversee improvements. The Sub-Adviser regards the company’s large market share, compared to their competition, as a stimulant for strong long-term performance.

The Sub-Adviser claims no expertise in economic or market predictions, and top-down analysis plays no part in their approach to investing. The Sub-Adviser does not try to “guess” where the market is heading in the next fiscal quarter or fiscal year and therefore chooses to stay fully invested at all times in what it believes are high-quality growth companies. The Sub-Adviser strives to own companies with robust business models and balance sheets that it believes are built to withstand difficult economic environments. With few exceptions, each of the companies in the current portfolio historically exhibited strong fundamentals during the 2008/2009 downturn. Those few that did not have since then significantly strengthened their balance sheets. The Sub-Adviser uses a fundamentals-driven, bottom–up process to identify and own companies that may outperform over the long-term. The Sub-Adviser continues to believe that many of the stocks in the Fund are well-positioned to outperform over the economic cycle due to the strength of the long-term secular trends underpinning them, coupled with the Sub-Adviser’s unique abilities to take advantage of these trends.

*	Holdings percentage(s) as of 4/30/2016.

Growth of $100,000 Investment - (Unaudited)

Total Returns as of April 30, 2016

			Annualized	Annualized Since
	Six	One	Three	Inception
	Months	Year	Years	(12/8/11)
Class N	(8.98)%	(3.46)%	10.92%	10.73%
Class C	(9.46)%	(4.49)%	9.80%	9.64%
Class A with load of 5.75%	(14.28)%	(9.29)%	8.44%	8.98%
Class A without load	(9.07)%	(3.74)%	10.61%	10.45%
Russell 1000 Growth Index	(1.37)%	1.07%	12.47%	15.06%
Morningstar Large Cap Growth Category	(3.70)%	(2.58)%	10.45%	13.05%

The Russell 1000 Growth Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.34% for Class N, 2.34% for Class C and 1.59% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our websitewww.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)

Dunham Focused Large Cap Growth Fund

April 30, 2016

Security	Shares	Value
COMMON STOCK - 99.2%
AEROSPACE/DEFENSE - 2.6%
TransDigm Group, Inc. *	7,392	$1,684,415

APPAREL - 5.2%
NIKE, Inc.	15,979	941,802
Under Armour, Inc. - Class A * ^	28,624	1,257,739
Under Armour, Inc. - Class C * ^	28,624	1,167,859
		3,367,400
BIOTECHNOLOGY - 13.8%
Alexion Pharmaceuticals, Inc. *	12,279	1,710,219
Biogen Idec, Inc. *	2,265	622,852
BioMarin Pharmaceutical, Inc. *	5,605	474,631
Celgene Corp. * ^	23,206	2,399,732
Illumina, Inc. *	10,687	1,442,638
Regeneron Pharmaceuticals, Inc. *	5,919	2,229,747
		8,879,819
COMMERCIAL SERVICES - 2.2%
PayPal Holdings, Inc. *	36,300	1,422,234

DIVERSIFIED FINANCIAL SERVICES - 10.1%
MasterCard, Inc.	29,088	2,821,245
Visa, Inc. - Class A ^	47,226	3,647,736
		6,468,981
HEALTHCARE_PRODUCTS - 1.0%
Edwards Lifesciences Corp. *	5,995	636,729

INTERNET - 29.3%
Alphabet, Inc. *	4,230	2,931,432
Amazon.com, Inc. *	4,731	3,120,520
Baidu, Inc. - ADR * ^	5,381	1,045,528
Facebook, Inc. - Class A *	43,931	5,165,407
LinkedIn Corp. - Class A *	5,800	726,798
Netflix, Inc. *	4,125	371,374
Priceline Group, Inc. *	2,601	3,494,860
Splunk, Inc. * ^	21,151	1,099,429
TripAdvisor, Inc. *	12,855	830,305
		18,785,653
MACHINERY-DIVERSIFIED - 2.1%
The Middleby Corp. *	12,205	1,338,156
Security	Shares	Value
MEDIA - 2.7%
Walt Disney Co. ^	16,539	$1,707,817

RETAIL - 16.4%
Domino’s Pizza Inc.^	6,099	737,247
Home Depot, Inc.	4,779	639,860
O’Reilly Automotive, Inc. *	2,317	608,630
Starbucks Corp. ^	67,208	3,779,106
TJX Cos. Inc. ^	21,472	1,628,007
Ulta Salon, Cosmetics & Frag. *	15,127	3,150,652
		10,543,502
SOFTWARE - 11.5%
Adobe Systems, Inc.*	18,034	1,699,164
Salesforce.com, Inc. *	47,645	3,611,491
Ultimate Software Group, Inc. *	5,269	1,035,833
Workday, Inc. - Class A * ^	13,901	1,042,297
		7,388,785
TELECOMMUNICATIONS - 2.3%
Palo Alto Networks, Inc. * ^	9,858	1,487,276

TOTAL COMMON STOCK (Cost - $52,580,832)		63,710,767

SHORT-TERM INVESTMENT - 0.8%
MONEY MARKET FUND - 0.8%
First American Obligations Fund, 0.06% +	491,625	491,625
TOTAL SHORT-TERM INVESTMENT (Cost - $491,625)

COLLATERAL FOR SECURITIES LOANED - 19.8%
Mount Vernon Prime Portfolio 0.51% + (Cost - $12,704,917)	12,704,917	12,704,917

TOTAL INVESTMENTS - 119.8% (Cost - $65,777,374)		$76,907,309
LIABILITIES LESS OTHER ASSETS - (19.8%)		(12,724,259)
NET ASSETS - 100.0%		$64,183,050

^	All or a portion of these securities are on loan. Total loaned securities had a value of $12,339,117 at April 30, 2016.

*	Non-Income producing security.

ADR - American Depositary Receipt.

+	Variable rate security. Interest rate is as of April 30, 2016.

Portfolio Composition * - (Unaudited)
Communications	28.6%	Technology	9.6%
Consumer, Cyclical	18.1%	Financial	8.4%
Collateral For Securities Loaned	16.5%	Industrial	3.9%
Consumer, Non-Cyclical	14.2%	Short-Term Investments	0.7%
		Total	100.0%

*	Based on total value of investments as of April 30, 2016.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Stock Fund

Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

International equity markets, as measured by the MSCI All Country World ex USA Index (Net) (referred to as the “Index”), fell 1.75 percent during the six month period ending April 30, 2016 (the “six month period”). For the month of November 2015 and December 2015, the Index was down 2.06 percent and 1.88 percent, respectively. The principal story for the markets in November and December were worries about sluggish economic growth and expectations for higher U.S. interest rates. Conversely, central banks in Europe and Japan ramped up stimulus measures in an attempt to jumpstart lackluster economies. In January, the Index lost 6.80 percent and in February the Index lost 1.14 percent. In March and April, the Index was up 8.13 percent and up 2.63 percent, respectively. Global stocks tumbled into the new year amid worries about China’s slowing economy, rapidly falling oil prices and disappointing U.S. corporate earnings growth. Financial stocks experienced the sharpest declines, weighed down by concerns about risky loans in the energy sector and low interest rates. February produced mixed returns amid investor concerns about slowing global economy, low oil prices, and ongoing turmoil in the banking sector. March experienced a “risk-on” mentality as global equities experienced a strong rally, particularly within emerging markets. The market reversed in March and April with increasing oil prices, the Federal Reserve’s dovish stance on monetary policy, and interest rates were left unchanged.

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long term systematic biases toward any particular country, sector, style, or market capitalization. These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of: (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country affiliation and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing most to the Arrowstreet portfolio’s returns relative to the Index during the six month period included Russia (primarily due to energy sector overweights), South Korea (primarily due to energy and consumer staples sector overweights), and Denmark (primarily due to consumer staples and health care sector overweights). Countries contributing most to the Arrowstreet portfolio’s underperformance relative to the Index included the United Kingdom (primarily due to health care and energy sector underweights), Australia (primarily due to financials and materials sector underweights), and China (primarily due to information technology underweights).

Sectors contributing most to the Arrowstreet portfolio’s returns relative to the Index during the six month period included consumer staples (primarily due to Belgium, Portugal, and Denmark overweights), energy (primarily due to Russia and South Korea overweights), and health care (primarily due to Switzerland and Denmark overweights). Sectors contributing most to the Arrowstreet portfolio’s underperformance relative to the Index included information technology (primarily due to Japan and Finland overweights as well as China underweights), and materials (primarily due to Australia and United Kingdom underweights).

The stocks contributing most to the Arrowstreet portfolio returns relative to the Index during the six month period included Public Joint-Stock Company Gazprom (Russia energy) (holding percentage*: 1.96 percent), Oil Company Lukoil Pjsc (Russia energy), and Jeronimo Martins, Sgps S.A. (Portugal consumer staples) (holding percentage*: 1.14 percent). Stocks contributing most to the Arrowstreet portfolio’s underperformance relative to the Index included Nokia Oyj (Finland information technology) (holding percentage*: 0.76 percent), Dai-Ichi Life Insurance Company, Limited (Japan financials) (holding percentage*: not held), and Tokio Marine Holdings, Inc. (Japan financials) (holding percentage*: 0.54 percent).

The foregoing Insights from the Sub-Advisor are provided by Arrowstreet Capital, Limited Partnership (“Arrowstreet”) through April 30, 2016 for informational purposes only and solely with respect to the portfolio of assets within the Fund managed by Arrowstreet. References to specific stocks, countries or sectors are shown for informational purposes only and are not intended as investment advice. Arrowstreet is not responsible for, and makes no representation with respect to, any other information or performance data set forth herein.

*	Holdings Percentage(s) as of 4/30/2016.

Growth of $100,000 Investment - (Unaudited)

Total Returns as of April 30, 2016

	Six		Annualized	Annualized	Annualized	Annualized Since Inception
	Months	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	(2.54)%	(12.43)%	0.26%	0.93%	1.57%	4.30%
Class C	(2.99)%	(13.34)%	0.25%	(0.09)%	0.55%	3.27%
Class A with load of 5.75%	(8.29)%	(17.73)%	(0.99)%	(0.54)%	N/A	0.29%*
Class A without load	(2.67)%	(12.69)%	0.98%	0.65%	N/A	0.93%*
MSCI All Country World ex US Index (net)	(1.75)%	(11.28)%	(0.02)%	(0.13)%	1.70%	4.67%
Morningstar Foreign Large Cap Blend Category	(3.06)%	(9.92)%	0.96%	0.75%	1.12%	3.93%

*	Class A commenced operations on January 3, 2007.

The MSCI All Country World ex US Index (net) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics dominate.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.04% for Class N, 3.04% for Class C and 2.29% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distribution. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund
April 30, 2016

Security	Shares	Value
COMMON STOCK - 96.0%
ADVERTISING - 0.6%
WPP PLC	24,372	$570,855

AEROSPACE / DEFENSE - 0.9%
Airbus Group SE	9,682	605,454
Airbus Group SE - ADR	1,260	19,366
Safran SA	2,792	192,530
		817,350
AGRICULTURE - 2.6%
British American Tobacco PLC - ADR ^	4,585	560,058
Imperial Brands PLC - ADR	518	56,255
Japan Tobacco, Inc.	20,600	836,993
KT&G Corp.	502	54,083
Swedish Match AB ^	26,881	854,641
		2,362,030
AIRLINES - 0.4%
Deutsche Lufthansa AG *	24,400	380,004
Turk Hava Yollari *	1	2
		380,006
APPAREL - 0.7%
Christian Dior SE	377	66,264
LVMH Moet Hennessy Louis Vuitton	3,280	546,629
LVMH Moet Hennessy Louis Vuitton - ADR	678	22,523
		635,416
AUTO MANUFACTURERS - 0.7%
Fiat Chrysler Automobiles NV	22,406	180,431
Hyundai Motor Co. - GDR	2,288	96,554
Porsche Automobil Holding SE - ADR	8,533	47,955
Renault SA	3,047	294,075
		619,015
AUTO PARTS & EQUIPMENT - 2.3%
Cie Generale des Etablissements Michelin	2,615	273,209
Cie Generale des Etablissements Michelin - ADR	2,882	60,349
Continental AG	2,190	482,394
GKN PLC	95,089	389,047
JTEKT Corp	14,891	188,562
Nokian Renkaat OYJ	5,729	211,662
Sumitomo Electric Industries Ltd.	15,100	180,638
Toyota Gosei Co. Ltd.	8,400	154,025
Valeo SA	965	153,108
		2,092,994
BANKS - 5.4%
Agricultural Bank of China Ltd.	411,000	148,330
Akbank TAS	38,756	119,242
Banco do Brasil SA	19,000	120,085
Banco Santander SA	15,252	77,175
Bangkok Bank PCL	39,900	186,947
Bangkok Bank PCL	37,300	176,837
Bank Hapoalim BM	92,680	477,930
Bank Leumi Le-Israel BM *	54,789	203,828
Bank of Communications Co. Ltd.	384,000	242,013
China CITIC Bank Corp. Ltd. *	344,000	215,732
Commerzbank AG *	19,043	178,620
Deutsche Bank AG	13,648	258,737
DNB ASA - ADR ^	900	115,398
Gentera SAB de CV	157,400	313,711
Hachijuni Bank Ltd.	25,000	108,688
KBC Groep NV	8,289	466,479
Krung Thai Bank PCL	121,100	60,513
Nordea Bank AB	32,468	315,908
Nordea Bank AB - ADR	13,000	126,230
Sberbank of Russia - ADR	13,891	111,406
Turkiye Garanti Bankasi AS	41,645	128,362
Turkiye Halk Bankasi AS	33,928	130,469
Security	Shares	Value
BANKS (Continued) - 5.4%
Turkiye Is Bankasi	152,254	$267,307
Turkiye Vakiflar Bankasi TAO	56,993	100,721
Yapi ve Kredi Bankasi AS *	129,421	198,138
		4,848,806
BEVERAGES - 4.4%
Anheuser-Busch InBev NV	6,197	768,964
Anheuser-Busch InBev NV - ADR ^	5,980	742,596
Asahi Group Holdings Ltd.	4,900	154,647
Carlsberg A/S	6,012	586,190
Coca-Cola HBC AG	6,346	129,216
Diageo PLC - ADR	3,670	397,571
Fomento Economico Mexicano SAB de CV - ADR	2,638	245,888
Heineken Holding NV	2,258	186,462
Heineken NV	6,541	613,887
Kirin Holdings Co. Ltd.	5,300	78,835
Suntory Beverage & Food Ltd.	900	39,095
		3,943,349
BUILDING MATERIALS - 2.3%
Asahi Glass Co., Ltd.	55,000	320,314
Asia Cement Corp.	301000	267794
Cemex SAB de CV - ADR *	29582	220385
Cie de Saint-Gobain	4,573	209,602
Geberit AG	443	170579
HeidelbergCement AG	3,171	282,424
Lafarge SA	5,551	282,090
Sika AG	74	315,647
		2,068,835
CHEMICALS - 2.9%
EMS-Chemie Holding AG	1,073	531,435
Givaudan SA	85	167,918
Grupa Azoty SA *	1,810	41,189
Hanwha Chemical Corp.	6,573	143,937
K+S AG	5,344	133,423
LG Chem Ltd.	529	137,220
Lonza Group AG	1,363	227,522
Mexichem SAB de CV	120,600	307,674
Mitsubishi Chemical Holdings Corp.	22,500	116,764
Novozymes A/S - ADR ^	7,260	344,995
Potash Corp of Saskatchewan, Inc.	7,000	124,062
Solvay SA	855	86,643
Yara International ASA	6,592	263,651
		2,626,433
COMMERCIAL SERVICES - 1.6%
Adecco SA	3,969	256,427
Edenred	6,784	133,854
Experian PLC	12,063	221,619
S-1 Corp.	8,349	680,958
SGS SA	38	83,855
Toppan Printing Co. Ltd.	9,000	79,658
		1,456,371
COMPUTERS - 0.6%
BlackBerry Ltd. *	26,200	185,320
Cap Gemini SA	877	81,883
Fujitsu Ltd.	62,000	215,429
TDK Corp.	1,300	75,645
		558,277
COSMETICS / PERSONAL CARE - 4.1%
Beiersdorf AG	855	76,795
Kao Corp.	2,200	121,021
L’Oreal SA	2,925	531,453
L’Oreal SA - ADR ^	2,000	72,780
Shiseido Co. Ltd.	7,000	154,818
Svenska Cellulosa AB SCA	3,916	123,679
Svenska Cellulosa AB SCA - ADR	3,200	101,248

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2016

Security	Shares	Value
COSMETICS / PERSONAL CARE - 4.1% (Continued)
Unilever NV - Dutch Cert	19,430	$846,580
Unilever NV - NY Reg. Shares ^	13,957	614,387
Unilever PLC	4,648	208,215
Unilever PLC - ADR ^	19,193	860,998
		3,711,974
DISTRIBUTION / WHOLESALE - 0.5%
Mitsubishi Corp.	18,100	302,544
Sumitomo Corp.	11,200	117,751
		420,295
DIVERSIFIED FINANANCIAL SERVICES - 1.4%
AerCap Holdings NV *	1,100	44,011
CETIP SA - Mercados Organizados	8,200	102,536
Deutsche Boerse AG	3,727	306,770
Hana Financial Group, Inc.	11,900	266,852
Partners Group Holding AG	469	193,595
Samsung Card Co. Ltd.	8,552	290,615
Shinhan Financial Group Co. Ltd.	2,204	80,578
		1,284,957
ELECTRIC - 3.3%
CEZ AS	4,959	96,860
Chubu Electric Power Co., Inc.	5,500	72,044
Cia Paranaense de Energia	3,000	16,161
CPFL Energia SA	18,800	110,540
E.ON SE - ADR	21,400	222,774
Endesa SA	4,395	92,495
Enea SA	22,235	68,692
Enel SpA	50,342	228,856
Energa SA	27,618	89,916
Enersis Americas SA - ADR	6,300	53,928
Enersis Chile SA - ADR	6,300	40,131
Equatorial Energia SA	300	3,708
Fortis Inc/Canada	7,200	228,772
Fortum OYJ	11,237	169,459
Iberdrola SA	66,572	474,033
Iberdrola SA - ADR	3,500	99,750
Korea Electric Power Corp. - ADR	3,799	206,357
Korea Electric Power Corp. - ADR	12,167	327,292
Tohoku Electric Power Co., Inc.	15,000	190,708
Tokyo Electric Power Co Holdings Inc.	36,500	194,403
		2,986,879
ELECTRICAL COMPONENTS & EQUIPMENT - 1.1%
Legrand A	2,937	167,446
LG Electronics, Inc.	2499	127161
Osram Licht AG *	3,407	177,957
Schneider Electric SE	7,618	498,253
		970,817
ELECTRONICS - 0.6%
AU Optronics Corp.	1,197,000	342,524
Hoya Corp.	4,300	163,750
		506,274
ENERGY - ALTERNATE SOURCES - 0.4%
Vestas Wind Systems A/S	4,651	333,000

ENGINEERING & CONSTRUCTION - 0.9%
ACS Actividades de Construccion y Servicios SA	4,892	162,293
Aena SA *	2,277	325,367
Enka Insaat ve Sanayi AS	94,564	164,376
Grupo Aeroportuario del Pacifico SAB de CV	13,000	119,912
Promotora y Operadora de Infraestructura SAB de CV	5,639	71,644
		843,592
ENTERTAINMENT - 0.1%
Sankyo Co. Ltd.	1,000	37,651
Security	Shares	Value
ENVIRONMENTAL CONTROL - 0.2%
Kurita Water Industries Ltd.	6,900	$164,994

FOOD - 10.8%
Ajinomoto Co., Inc.	11,000	252,143
Aryzta AG	3,395	132,163
BIM Birlesik Magazalar AS	4,129	90,986
Carrefour SA	5,076	143,845
Casino Guichard Perrachon SA	3,672	218,596
Chocoladefabriken Lindt & Sprungli AG	39	239,167
Danone SA	2,141	150,045
Delhaize Group - ADR	12,693	332,303
ICA Gruppen AB	7,703	253,519
JBS SA	48,500	128,882
Jeronimo Martins SGPS SA	62,578	1,024,817
Kerry Group PLC	1,389	123,893
Koninklijke Ahold NV	4,533	98,729
Koninklijke Ahold NV - ADR	1,900	41,477
MEIJI Holdings Co. Ltd.	2,000	153,266
Nestle SA	19,903	1,486,794
Nestle SA - ADR	19,350	1,442,930
NH Foods Ltd.	6,000	132,993
Nisshin Seifun Group, Inc.	20,600	335,369
Nissin Foods Holdings Co. Ltd.	5,100	235,441
Orkla ASA	97,257	848,994
Orkla ASA - ADR	17,173	149,405
Pioneer Foods Group Ltd.	5,873	69,026
Seven & I Holdings Co. Ltd.	13,900	564,000
Seven & I Holdings Co. Ltd. - ADR	4,892	100,286
Toyo Suisan Kaisha Ltd.	6,100	214,240
Uni-President Enterprises Corp.	376,000	676,871
Yamazaki Baking Co. Ltd.	6,000	141,247
		9,781,427
GAS - 1.6%
Gas Natural SDG SA	5,574	116,265
National Grid PLC	16,953	242,517
National Grid PLC - ADR	8,365	602,364
Snam SpA	71,665	438,375
		1,399,521
HAND / MACHINE TOOLS - 0.6%
Sandvik AB ^	35,754	367,706
Schindler Holding AG	1,047	192,785
		560,491
HEALTHCARE - PRODUCTS - 0.7%
Coloplast A/S	2,282	170,994
Essilor International SA	1,861	240,981
Sonova Holding AG	647	86,691
Sysmex Corp.	1,400	87,068
Terumo Corp.	2,100	79,388
		665,122
HOLDING COMPANIES-DIVERSIFIED - 0.2%
Haci Omer Sabanci Holdings AS	1	2
Industrivarden AB - C shares	4,303	78,512
KOC Holding AS	16,174	84,620
Swire Pacific Ltd.	5,000	9,735
		172,869
HOME FURNISHINGS - 0.3%
Arcelik AS	1	7
Electrolux AB - Series B	9,343	271,776
Hanssem Co. Ltd. *	145	24,227
		296,010
HOUSEHOLD PRODUCTS - 0.6%
Henkel AG & Co KGaA	2,766	281,444
Kimberly-Clark de Mexico SAB de CV	49,022	118,883
Societe BIC SA	978	138,896
		539,223

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2016

Security	Shares	Value
INSURANCE - 3.6%
Ageas	10,347	$406,710
Dai-ichi Life Insurance Co. Ltd.	29,500	352,609
Hannover Rueck SE	2,506	286,564
MS&AD Insurance Group Holdings, Inc.	10,500	275,779
Muenchener Rueckversicherungs-Gesellschaft AG	1,340	249,179
New China Life Insurance Co. Ltd.	6,000	19,559
Sampo Oyj	2,275	99,537
Sompo Japan Nipponkoa Holdings, Inc.	2,600	67,886
Sony Financial Holdings, Inc.	12,900	158,595
Sun Life Financial, Inc.	6,900	235,766
Swiss Re AG	2,912	259,031
T&D Holdings, Inc.	16,400	156,116
Tokio Marine Holdings, Inc.	14,800	481,600
Tokio Marine Holdings, Inc. - ADR	6,248	202,935
		3,251,866
INTERNET - 0.2%
United Internet AG	3,514	171,803

IRON / STEEL - 1.8%
ArcelorMittal *	39,810	224,791
China Steel Corp.	339,000	237,664
Eregli Demir ve Celik Fabrikalari TAS	160,101	267,414
Hyundai Steel Co.	6,530	358,181
POSCO	1,362	287,486
POSCO - ADR	4,701	244,546
		1,620,082
LEISURE TIME - 0.3%
Carnival PLC	6,000	303,300

MACHINERY CONSTRUCTION & MINING - 1.3%
ABB Ltd.	33,438	708,483
ABB Ltd. - ADR	1,160	24,488
Atlas Copco AB - A Shares ^	6,565	170,251
Atlas Copco AB - B Shares	5,645	135,762
Hitachi Ltd.	30,000	136,702
		1,175,686
MACHINERY - DIVERSIFIED - 0.1%
Hexagon AB - B Shares	111	4,438
Kone OYJ	2,252	102,926
		107,364
MEDIA - 0.5%
ITV PLC	54,584	180,385
Lagardere SCA	3,000	79,634
Rizzoli Corriere Della Sera Mediagroup SpA *	1,517	977
Telenet Group Holding NV *	370	18,424
Vivendi SA ^	10,120	194,459
		473,879
METAL FABRICATE / HARDWARE - 1.0%
SKF AB	17,391	320,795
Tenaris SA - ADR	20,823	563,679
		884,474
MINING - 3.6%
Agnico Eagle Mines Ltd.	3,800	179,928
Anglo American PLC	17,111	191,353
AngloGold Ashanti Ltd. - ADR *	13,848	227,800
AngloGold Ashanti Ltd. *	11,904	194,259
Barrick Gold Corp.	15,684	304,139
Barrick Gold Corp. ^	4,688	90,806
First Quantum Minerals Ltd.	16,200	138,255
Franco-Nevada Corp.	1,600	112,534
Glencore PLC	89,902	215,410
Gold Fields Ltd.	17,264	80,182
Gold Fields Ltd. - ADR	15,736	73,959
Goldcorp, Inc.	10,016	202,143
Security	Shares	Value
MINING (Continued) - 3.6%
Industrias Penoles SAB de CV	8,333	$127,798
Kinross Gold Corp. *	46,000	262,574
Korea Zinc Co. Ltd.	621	269,285
Randgold Resources Ltd.	1,186	118,772
Randgold Resources Ltd. - ADR	1,334	134,067
Sibanye Gold Ltd. - ADR	5,778	88,981
Silver Wheaton Corp.	3,900	81,854
Sumitomo Metal Mining Co. Ltd.	11,000	128,716
		3,222,815
MISCELLANEOUS MANUFACTURING - 0.5%
Doosan Corp.	2,301	216,269
FUJIFILM Holdings Corp.	800	32,656
Konica Minolta Holdings, Inc.	24,000	206,006
		454,931
OFFICE / BUSINESS EQUIPMENT - 0.2%
Ricoh Co. Ltd.	18,800	190,524

OIL & GAS - 6.2%
Formosa Petrochemical Corp.	87,000	246,764
Gazprom OAO - ADR	340,311	1,766,214
Lukoil OAO - ADR	19,435	825,987
Neste Oil OYJ	8,670	277,899
OMV AG	3,516	105,824
Petroleo Brasileiro SA *	107,300	421,949
Repsol SA	13,474	177,586
Rosneft OAO - GDR	15,031	82,069
Sasol Ltd.	8,548	280,681
SK Innovation Co. Ltd. *	2,918	394,098
S-Oil Corp.	3,242	246,402
Surgutneftegas OAO - ADR	24,000	152,400
Surgutneftegas OAO - ADR	22,795	120,586
Tupras Turkiye Petrol Rafinerileri AS *	16,976	448,343
		5,546,802
PHARMACEUTICALS - 6.2%
Actelion Ltd.	4,148	672,869
Astellas Pharma, Inc.	30,000	402,229
AstraZeneca PLC - ADR	6,287	361,627
Chugai Pharmaceutical Co. Ltd.	4,500	150,810
Daiichi Sankyo Co. Ltd.	8,400	196,865
Eaisai Co. Ltd.	4,400	270,844
Grifols SA - ADR	5,304	83,379
Kyowa Hakko Kirin Co. Ltd.	14,000	247,508
Medipal Holdings Corp.	9,900	155,759
Novo Nordisk A/S	10,922	609,955
Novo Nordisk A/S - ADR ^	4,229	235,936
Otsuka Holdings Co Ltd	6,200	240,360
Richter Gedeon Nyrt	23,604	469,527
Roche Holding AG - Genusschein	2,329	589,750
Roche Holding AG -BR	848	217,578
Shire PLC	3,647	228,164
Shire PLC - ADR ^	1,455	272,696
Takeda Pharmaceutical Co. Ltd.	4,800	227,982
		5,633,838
PIPELINES - 0.3%
Petronas Gas Bhd	40,800	229,391

REAL ESTATE - 0.3%
BR Malls Participacoes SA	49,700	243,257

REITS - 0.9%
H&R Real Estate Investment Trust	13,900	243,244
Smart Real Estate Investment Trust	20,500	551,205
		794,449

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2016

Security	Shares	Value
RETAIL - 2.7%
Aeon Co. Ltd.	11,800	$175,844
Hennes & Mauritz AB - B Shares	6,163	219,686
Home Product Center PCL	2,072,100	476,415
Industria de Diseno Textil SA	25,698	827,322
Kering	6	1,029
Lawson, Inc.	3,700	284,799
Pandora A/S	592	76,984
Swatch Group AG/THE - REG	232	15,535
Wal-Mart de Mexico SAB de CV	89,400	226,511
Wal-Mart de Mexico SAB de CV - ADR	5,000	123,850
		2,427,975
SEMICONDUCTORS - 1.4%
ARM Holdings PLC - ADR ^	3,250	133,868
Infineon Technologies AG	26,781	382,200
Samsung Electronics Co. Ltd. - GDR	57	31,065
Samsung Electronics Co. Ltd. - GDR - Reg S	375	171,636
Siliconware Precision Industries Co. Ltd.	18,000	26,651
SK Hynix, Inc.	10,874	266,715
STMicroelectronics NV	28,573	175,725
STMicroelectronics NV - NY Shares	12,884	79,108
		1,266,968
SOFTWARE - 0.7%
Amadeus IT Holding SA	10,559	481,621
SAP SE	2,207	173,209
		654,830
TELECOMMUNICATIONS - 10.0%
BCE, Inc.	6,759	317,499
China Mobile Ltd.	46,500	533,835
China Telecom Corp. Ltd.	236,000	116,831
China Unicom Hong Kong Ltd.	120,000	140,429
Chunghwa Telecom Co Ltd. - ADR	10,272	350,275
Elisa OYJ	907	33,923
Emirates Telecommunications Group Co PJSC	46,988	241,240
Far EasTone Telecommunications Co. Ltd.	67,000	151,079
KDDI Corp.	23,300	667,441
KT Corp. - ADR	5,497	74,814
Nippon Telegraph & Telephone Corp.	7,800	347,112
Nippon Telegraph & Telephone Corp. - ADR	17,527	781,178
Nokia OYJ	111,771	660,013
NTT DOCOMO, Inc.	32,500	775,145
NTT DOCOMO, Inc. - ADR ^	3,658	89,036
Ooredoo QSC	9,143	230,032
Orange SA - ADR ^	9,871	163,760
Proximus	6,096	205,512
Rogers Communications, Inc.	9,000	350,631
SoftBank Group Corp.	9,300	497,285
Swisscom AG	635	322,963
TDC A/S	17,771	91,012
Telecom Italia - RSP	227,627	179,091
Telecom Italia SpA *	299,775	292,799
Telefonaktiebolaget LM Ericsson	13,747	111,495
Telefonaktiebolaget LM Ericsson - ADR	1,536	12,426
Telekomunikasi Indonesia Persero Tbk PT	1,285,200	344,810
Telia Co AB	42,393	202,950
Telus Corp.	6,600	209,602
Turk Telekomunikasyon AS	37,604	90,939
Turkcell Iletisim Hizmetleri AS - ADR *	6,577	71,032
Vodafone Group PLC - ADR	6,979	228,492
XL Axiata Tbk PT	596,400	158,930
		9,043,611
TEXTILES - 0.1%
Formosa Taffeta Co. Ltd.	94,000	85,996
Security		Shares	Value
TRANSPORTATION - 0.9%
Aurizon Holdings Ltd.		27,572	$89,408
DSV A/S		8,466	356,480
Hankyu Hanshin Holdings, Inc.		41,000	258,434
Nippon Express Co. Ltd.		27,000	122,527
			826,849
WATER - 0.4%
Cia de Saneamento Basico do Estado de Sao Paulo		52,200	401,015

TOTAL COMMON STOCK (Cost - $83,456,108)			86,666,540

CLOSED END FUND - 0.4%
EQUITY FUND - 0.4%
Aireports of Thailand PLC (Cost - $338,099)		30,700	344,168

PREFERRED STOCK - 1.5%	Dividend Rate
AUTO MANUFACTURERS - 0.3%
Porsche Automobil Holding SE	2.0100%	547	30,565
Volkswagon AG	4.8600	1,966	284,735
			315,300
COSMETICS - 0.8%
Amorepacific Corp.	0.4600	3,580	711,589

ELECTRIC - 0.2%
Cia Energetica de Minas Gerais	0.5038	36000	74,800
Cia Energetica de Sao Paulo	0.0867	20600	90,022
RWE AG	0.1300	353	3,872
			168,694
FOOD - 0.1%
CJ CheilJedang Corp	2.5500	362	66,549

MISCELLANEOUS MANUFACTURING - 0.1%
Doosan Corp.	4.6000	1,070	60,933

TOTAL PREFERRED STOCK (Cost - $1,669,685)			1,323,065

SHORT-TERM INVESTMENT -1.8%
MONEY MARKET FUND - 1.8%
Fidelity Institutional Money Market Funds - Government Portfolio 0.09% +, ^^ (Cost - $1,626,200)		1,626,200	1,626,200

COLLATERAL FOR SECURITIES LOANED - 5.1%
Mount Vernon Prime Portfolio 0.51% + (Cost - $4,645,326)		4,645,326	4,645,326

TOTAL INVESTMENTS - 104.8% (Cost - $91,735,418)			$94,605,299
LIABILITIES IN EXCESS OF OTHER ASSETS - (4.8)%			(4,362,785)
NET ASSETS - 100.0%			$90,242,512

^	All or a portion of these securities are on loan. Total loaned securities had a value of $4,425,130 at April 30, 2016.

*	Non-income producing security.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

NV - Non-Voting

REIT - Real Estate Investment Trust.

+	Variable rate security. Interest rate is as of April 30, 2016.

^^	All or part of the security was held as collateral for forward foreign currency contracts outstanding as of April 30, 2016.

Portfolio Composition * - (Unaudited)
Japan	16.3%	Canada	4.2%
Switzerland	10.2%	Sweden	4.1%
Britain	7.4%	Russia	3.4%
South Korea	6.9%	Belgium	3.4%
France	5.8%	Other Countries	33.4%
Germany	4.9%	Total	100.0%

*	Based on total value of investments as of April 30, 2016.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Real Estate Stock Fund

Message from the Sub-Adviser (Cornerstone Real Estate Advisers LLC)

The real estate investment trust (REIT) market had a disappointing three-month period ended January 31, 2016 amid the Federal Reserve raising interesting rates, China showing continued weakness, and a disappointing stimulus package delivered by the European Central Bank. These concerns may have spurred a systematic decline in equities. This trend continued until mid-February when the Federal Reserve acknowledged the challenges present in the global economy and lifted some expectations in regard to future interest rate rises. REITs, as measured by the FTSE NAREIT All REIT Index, rebounded in the final three months resulting in a 5.2 percent gain for the six-month period ended April 30, 2016. Most of the returns were generated in March when REITs increased 10.1 percent. This strong performance comes on the heels of a 2.2 percent drop in the prior six-month fiscal period. REITs outperformed other broad equity indexes, such as the S&P 500 Index, for the second six-month period in a row as the S&P 500 increased 0.4 percent.

The Sub-Adviser believes that the intrinsic value of a listed real estate company is a function of the quality of its real estate portfolio, management team, and capital plan. Achieving a thorough understanding of the real estate assets owned by an investment candidate is the foundation of establishing the value of that enterprise. Evaluating management’s ability to drive earnings and add value to underlying real estate assets is vital to the Sub-Adviser developing an understanding of the sustainable future success of the company. Assessing a firm’s financial structure within the context of the prevailing financial environment provides the Sub-Adviser a framework to understand the risk and long-term potential of a firm’s business strategy. Over the six-month period ended April 30, 2016, self storage REITs and apartment REITs were top contributors to the Fund. Sectors that detracted from performance over the six-month period were regional mall REITs, and lodging/resorts REITs.

The apartment REIT sector has outperformed in six consecutive fiscal quarters. Security selection detracted slightly, as holdings in the Fund underperformed the overall apartment REITs sector. However, the allocation to this sector more than made up for the shortfall in stock selection. Overall, this sector within the Fund increased 1.6 percent. Apartment Investment and Management Company (ACC) (holding percentage*: 3.15 percent), a REIT that engages in on and off-campus housing properties within close proximity to colleges and universities, was one of the better performing apartment REITs in the Fund, with a 12.4 percent return in the six-month period ended April 30, 2016. After five consecutive quarters of an overweight to this sector, the Sub-Adviser has lowered the allocation to apartment REITs. By the end of the most recent fiscal quarter, the Fund was 2.0 percent below the benchmark weighting. The Sub-Adviser believes that landlords are losing pricing power due to an increase in supply. This increase in supply is most evident in the New York and San Francisco markets.

Lodging/resort REITs dragged on performance over the six-month period ended April 30, 2016. Both security selection and allocation to this sector detracted from Fund performance. The Sub-Adviser noted that fundamentals in the sector have been weak and that the Fund has been scaling back exposure. The Fund’s allocation is in line with the benchmark thus having very little impact on relative performance. A holding that detracted from overall performance within this sector was Chesapeake Lodging Trust (CHSP) (holding percentage*: 1.4 percent), a firm that owns upscale hotels in major business and convention markets. Chesapeake Lodging Trust declined 7.8 percent over the six-month period. The Sub-Adviser believes that the economy will continue to recover and that a boost in consumer spending should elevate lodging REITs.

The regional mall sector also detracted from Fund performance over the six-month period. This sector generally detracted from relative performance, as the Fund maintained over a 5 percent overweight. Both stock selection and allocation effect for this sector was negative as this sector fell 1.4 percent within the Fund. Macerich Co. (MAC) (holding percentage*: 3.79 percent), which engages in the acquisition, ownership, development, management and leasing of regional and community shopping centers, detracted from performance in this sector, with a 4.0 percent loss in the six-month period ended April 30, 2016. The Sub-Adviser plans to maintain an overweight to this sector, noting that regional mall REITs are trading at a discount relative to historical measures.

Holdings in the self-storage REIT sector contributed to Fund performance over the first three months, but detracted from Fund performance in the final three months of the six-month fiscal period. A significant overweight to the sector was mainly responsible for the outperformance, while security selection in this sector also detracted. This sector increased 7.8 percent within the Fund over the six-month period. Despite the underperformance in the final three months of the six-month period, the Sub-Adviser is still bullish on the sector and retains the overweight. The Sub-Adviser noted that undersupply in the sector allows companies to have minimal vacancies and charge higher rent. Only 300 to 400 facilities have been built in recent years while approximately 3,500 were built at the peak in 2005. The Sub-Adviser believes that about 1,000 self-storage facilities per year need to be built to have a substantial effect on supply. Extra Space Storage, Inc. (EXR) (holding percentage*: 3.26 percent), a self-storage REIT that focuses primarily on the ownership and operation of self-storage facilities, was one of the strongest performing Fund holdings in this sector, increasing 8.6 percent.

Going forward, the Sub-Adviser expects REITs to generate attractive returns in 2016. It also anticipates that equity markets will remain volatile as uncertainty remains for U.S. Fed policy, global growth uncertainty, volatility in commodities, and a stronger U.S. dollar. Economic growth, rising interest rates, and inflation, my support real estate fundamentals, rent growth, and in turn help REITs. The Sub-Adviser believes that real estate fundamentals remain positive in the U.S. and in Europe, and that global valuations are attractive.

*	Holdings percentage(s) as of 4/30/2016.

Growth of $100,000 Investment - (Unaudited)

Total Returns as of April 30, 2016

	Six	One	Annualized	Annualized	Annualized	Annualized Since Inception
	Months	Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	3.46%	5.66%	7.12%	9.51%	5.74%	7.11%
Class C	2.94%	4.57%	6.05%	8.40%	4.68%	6.04%
Class A with load of 5.75%	3.35%	(0.67)%	4.75%	7.94%	N/A	3.46%*
Class A without load	(2.61)%	5.38%	6.83%	9.21%	N/A	4.12%*
FTSE NAREIT All REITs Index	5.07%	7.39%	6.57%	9.96%	6.25%	7.27%
Morningstar Real Estate Category	3.25%	5.67%	6.38%	9.01%	5.55%	6.99%

*	Class A commenced operations on January 3, 2007.

The FTSE NAREIT All REITs Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed on the NYSE and NASDAQ National Market. Investors cannot invest directly in an index or benchmark.

The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITS of various types. REITs are companies that develop and manage real estate properties.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.64% for Class N, 2.64% for Class C and 1.89% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75% The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Real Estate Stock Fund
April 30, 2016

Security	Shares	Value
COMMON STOCK - 1.2%
LODGING - 1.2%
Hilton Worldwide Holdings, Inc. ^	23,060	$508,473

TOTAL COMMON STOCK (Cost - $541,154)

REITS - 96.8%
APARTMENTS - 9.0%
American Campus Communities, Inc.	30,140	1,348,765
Apartment Investment & Management Co.	23,470	940,208
Essex Property Trust, Inc. ^	7,130	1,571,809
		3,860,782
DATA CENTER - 11.4%
Digital Realty Trust, Inc.	19,140	1,683,937
CyrusOne, Inc.	32,240	1,422,751
Equinix Inc	5,320	1,757,462
		4,864,150
HEALTHCARE - 10.9%
National Health Investors, Inc.	7,100	483,439
Physicians Realty Trust	42,600	772,338
Ventas, Inc. ^	20,140	1,251,097
Welltower, Inc.	31,060	2,156,185
		4,663,059
HOTELS - 4.1%
Chatham Lodging Trust	9,340	199,035
Chesapeake Lodging Trust	24,290	598,263
DiamondRock Hospitality Co.	33,280	296,525
FelCor Lodging Trust, Inc.	95,300	682,348
		1,776,171
MANUFACTURED HOMES - 2.3%
Sun Communities, Inc.	14,310	971,220

OFFICE - 13.8%
Boston Properties, Inc.	14,200	1,829,812
Highwoods Properties, Inc.	18,430	861,234
Kilroy Realty Corp. ^	20,413	1,322,967
Paramount Group Inc.	71,030	1,186,201
SL Green Realty Corp.	6,730	707,188
		5,907,402
Security	Shares	Value
REGIONAL MALLS - 16.7%
Macerich Co.	21,330	$1,622,786
Simon Property Group, Inc.	22,711	4,568,772
Taubman Centers, Inc.	14,090	978,551
		7,170,109
SHOPPING CENTERS - 13.1%
Acadia Realty Trust	35,288	1,189,205
Equity One, Inc.	25,600	724,480
Kimco Realty Corp.	40,730	1,145,328
Regency Centers Corp.	25,750	1,897,775
Tanger Factory Outlet Centers, Inc. ^	18,730	657,048
		5,613,836
SELF STORAGE - 7.5%
Extra Space Storage, Inc. ^	16,450	1,397,428
Public Storage, Inc.	7,430	1,818,938
		3,216,366
INDUSTRIAL 8.0%
Duke Realty Corp.	49,320	1,078,628
First Industrial Realty Trust, Inc.	18,820	431,731
Prologis, Inc. ^	41,910	1,903,133
		3,413,492
TOTAL REITS (Cost - $34,199,469)		41,456,587

SHORT-TERM INVESTMENT - 2.0%
MONEY MARKET FUND - 2.0%
Fidelity Institutional Money Market
Fund - Government Portfolio, 0.01% +	857,395	857,395
TOTAL SHORT-TERM INVESTMENT (Cost - $857,395)

COLLATERAL FOR SECURITIES LOANED - 16.8%
Mount Vernon Prime Portfolio 0.51% + (Cost - $7,173,911)	7,173,911	7,173,911

TOTAL INVESTMENTS - 116.9% (Cost - $42,771,929)		$49,996,366
LIABILITIES LESS OTHER ASSETS - (16.9)%		(7,233,741)
TOTAL NET ASSETS - 100.00%		$42,762,625

^	All or a portion of these securities are on loan. Total loaned securities had a value of $6,928,648 at April 30, 2016.

REITS - Real Estate Investment Trusts

+	Variable rate security. Interest rate is as of April 30, 2016.

Portfolio Composition * - (Unaudited)
Regional Mall	16.7%	Industrial	8.0%
Office	13.8%	Self Storage	7.5%
Shopping Centers	13.1%	Hotels	4.1%
Data Cebter	11.4%	Manufactured Homes	2.3%
Healthcare	10.9%	Short-Term Investment	2.0%
Apartments	9.0%	Common Stock - Lodging	1.2%
			100.0%

*	Based on total value of investments as of April 30, 2016.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Value Fund

Message from the Sub-Adviser (Piermont Capital Management LLC)

Small cap value stocks, as measured by the Russell 2000 Value Index, increased 1.2 percent in the six-month period ended April 30, 2016. Small-cap growth stocks in the Russell 2000 Growth Index significantly underperformed, falling 5.0 percent over the same time period. Small cap stocks in general, as measured by the Russell 2000 Index, fared in the middle of the two, as would be expected, dropping 2.0 percent over the fiscal six-month period. Larger capitalization stocks, as measured by the S&P 500 Index, produced a 0.4 percent return, outperforming small cap stocks in general, by 2.4 percent, but underperformed small cap value stocks by 80 basis points. Some of the top contributors to the Fund’s performance were the technology and basic materials sectors, while the healthcare and consumer products sectors lagged somewhat.

The Sub-Adviser’s strategy continued to focus on, what it believes to be, high quality firms, using 14 sector-specific models consisting of a combination of five to nine factors for each sector model, which measure both fundamental and technical metrics. Stocks must rank in the top 20 percent to be considered for purchase and also undergo a qualitative red flag review. The red flag review may include reviewing news stories that could adversely affect a stock, high turnover in senior management, and an accelerating debt ratio, among other factors. Another core premise of the strategy is that the Fund should remain sector and industry neutral, so as to avoid large risks by overweighting or underweighting a particular sector. This allows the Sub-Adviser to focus solely on picking the best stocks in each sector and industry rather than trying to predict macroeconomic trends. It is this complete bottom-up selection approach that makes the Sub-Adviser’s investment process somewhat unique.

A holding in the technology sector that contributed to Fund performance during the first half of the fiscal six-month period was Rovi Corporation (ROVI) (holding percentage**: 1.0 percent), a multimedia and graphics software firm, was the best performing tech stock in the Fund and added 16 basis points to relative performance during the first half of the fiscal six-month period. The stock increased by more than 80 percent from the beginning of the fiscal period until it was sold by the Fund in early January. A positive earnings announcement and the renewal of a contract with a large telecommunications firm led to the sharp increase, according to the Sub-Adviser. However, the stock’s ranking dropped significantly enough that it was considered to be overvalued and subsequently sold.

A holding in the basic materials sector that contributed to Fund performance during the second half of the fiscal six-month period was Stillwater Mining Company (SWC) (holding percentage*: 0.67 percent). The company explores for, develops, extracts, processes, and refines platinum, palladium, and associated metals from the J-M Reef located in Stillwater and the East Boulder Mine near McLeod, Montana. The stock hit bottom in mid-January but, like other mining companies, began to rally with commodities. Additionally, the company reported strong earnings in February, which made it the top performing basic materials stock in the Fund and added 35 basis points to relative performance. The stock increased by more than 86 percent during the second half of the fiscal six-month period.

Stocks in the healthcare sector generally detracted from Fund performance over the fiscal six-month period. Progenics Pharmaceuticals, Inc. (PGNX) (holding percentage**: 0.5 percent), which develops medicines for oncology in the U.S. and internationally, was a company that detracted from Fund performance for the majority of the fiscal period. The Sub-Adviser said an earnings report that did not meet analyst expectations, in addition to the large downturn in biotech stocks in general, was mainly responsible for the decline. In early April, the stocks ranking dropped to a level that met the Sub-Adviser’s criteria to be sold. The Sub-Adviser subsequently liquidated all positions in the stock on April 8, 2016, by which time the stock had declined 35 percent.

During the second half of the fiscal six-month period, a detractor from Fund performance was John B. Sanfilippo & Sons, Inc. (JBSS) (holding percentage*: 0.91 percent). The company processes, packages, markets, and distributes shelled nuts, in-shell nuts, and sesame sticks. Their nuts are marketed under the well-known brand of Fisher nuts. The Sub-Adviser initiated positions in JBSS in March 2016, about midway through the second half of the fiscal period, when the stock was near an all-time high. The company subsequently reported disappointing earnings in late April and the stock took a substantial hit. From the time the Sub-Adviser bought the stock on March 11, 2016 through the end of the fiscal period, the stock lost more than 20 percent. Although the impact to the Fund on a relative basis was a negative 21 basis points, the stock still ranks within the range the Sub-Adviser requires for a stock to remain in the Fund.

Going forward, the Sub-Adviser plans to continue its sector-, beta-, and market-capitalization-neutral bottom-up stock picking strategy without regard to outside economic factors, interest rate changes or any other top-down methodology. The qualitative review of small-cap stocks that meet the criteria for consideration for investment within the Fund may, however, lead the Sub-Adviser to consider the impact of macroeconomic factors when assessing various risks specific to each company. The Sub-Adviser will continue to analyze its multi-factor model, only making adjustments when it is deemed that a particular metric is no longer working properly or it is found that a new fundamental or technical indicator may be more useful.

*	Holdings Percentage(s) as of 4/30/2016.

**	Holdings Percentage(s) as of the date prior to the sales of the security.

Growth of $100,000 Investment – (Unaudited)

Total Returns as of April 30, 2016

						Annualized Since
			Annualized	Annualized	Annualized	Inception
	Six Months	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	(1.30)%	(4.06)%	6.67%	6.33%	4.68%	4.66%
Class C	(1.88)%	(5.08)%	5.61%	5.27%	3.64%	3.63%
Class A with load of 5.75%	(7.21)%	(9.84)%	4.29%	4.84%	N/A	2.96%*
Class A without load	(1.52)%	(4.35)%	6.38%	6.09%	N/A	3.62%*
Russell 2000 Value Index	1.18%	(3.71)%	6.50%	6.77%	4.61%	4.03%
Morningstar Small Cap Value Category	0.42%	(4.34)%	6.87%	6.78%	5.00%	6.31%

*	Class A commenced operations on January 3, 2007.

The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.80% for Class N, 2.80% for Class C and 2.05% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Value Fund
April 30, 2016

Security	Shares	Value
COMMON STOCK - 99.9%
AEROSPACE / DEFENSE - 1.2%
Aerojet Rocketdyne Holdings, Inc. ^*	18,500	$335,220

AUTO PARTS & EQUIPMENT - 1.0%
Cooper Tire & Rubber Co.	8,170	282,192

BANKS - 17.8%
BancFirst Corp.	2,200	137,214
CenterState Banks, Inc.	12,670	206,394
Central Pacific Financial Corp	12,519	292,193
Chemical Financial Corp ^	5,017	192,954
Columbia Banking System, Inc.	9,296	274,139
First Citizens BancShares, Inc. - Class B	1,110	283,050
First Commonwealth Financial Corp.	18,890	173,410
First Interstate BancSystem, Inc.	8,468	229,483
IBERIABANK Corp.	4,870	287,281
MB Financial, Inc.	9,700	337,172
Old National Bancorp ^	25,177	337,372
Prosperity Bancshares, Inc. ^	5,990	316,092
Simmons First National Corp.	4,970	232,099
TCF Financial Corp.	24,460	333,634
TriCo Bancshares	6,711	180,660
Trustmark Corp. ^	14,210	348,287
Umpqua Holdings Corp.	16,150	255,655
United Community Banks, Inc.	11,458	230,650
WesBanco, Inc.	6,500	208,845
		4,856,584
CHEMICALS - 1.7%
Cabot Corp.	4,508	219,945
Innophos Holdings, Inc.	6,579	243,160
		463,105
COMMERCIAL SERVICES - 3.3%
CRA International, Inc. *	5,985	129,875
Ennis, Inc.	9,262	180,979
LendingTree, Inc. ^*	3,100	277,357
McGrath RentCorp	12,500	304,750
		892,961
COMPUTERS - 4.5%
Brocade Communications Systems, Inc.	22,000	211,420
DST Systems, Inc.	3,070	370,488
Insight Enterprises, Inc. *	13,390	330,867
Mentor Graphics Corp.	15,190	303,192
		1,215,967
DISTRIBUTION/WHOLESALE - 1.0%
Fossil Group, Inc. ^*	6,680	270,540

DIVERSIFIED FINANCIAL SERVICES - 1.3%
KCG Holdings, Inc.	26,000	356,200

ELECTRIC - 3.7%
ALLETE, Inc.	6,720	377,597
PNM Resources, Inc.	10,190	322,819
Portland General Electric Co.	8,050	319,746
		1,020,162
Security	Shares	Value

ELECTRONICS - 4.8%
Brady Corp.	12,220	$323,708
FARO Technologies, Inc. *	5,623	163,292
II-VI, Inc. *	14,840	309,711
OSI Systems, Inc. *	4,110	209,158
Sanmina Corp. *	12,975	306,859
		1,312,728
ENGINEERING & CONSTRUCTION - 1.2%
KBR, Inc.	20,120	313,067

ENTERTAINMENT - 0.7%
International Speedway Corp.	5,900	197,591

FOOD - 2.6%
Ingles Markets, Inc. - Class A	5,608	202,281
John B Sanfilippo & Son, Inc.	4,476	247,657
Lancaster Colony Corp.	2,330	271,445
		721,383
GAS - 2.7%
Northwest Natural Gas Co.	5,997	309,085
Southwest Gas Corp.	6,410	416,073
		725,158
HEALTHCARE - PRODUCTS - 2.0%
Haemonetics Corp. *	9,250	299,977
Meridian Bioscience, Inc. ^	13,050	249,385
		549,362
HEALTHCARE - SERVICES - 1.2%
Healthways, Inc. *	27,529	320,713

HOME BUILDERS - 1.7%
M/I Homes, Inc. ^*	10,658	214,226
Taylor Morrison Home Corp. Class A ^	17,130	246,672
		460,898
INSURANCE - 5.5%
American Equity Investment Life Holding Co.	21,288	298,032
Aspen Insurance Holdings Ltd.	6,600	305,910
Maiden Holdings Ltd. ^	21,107	258,139
Selective Insurance Group, Inc.	9,500	329,745
Stewart Information Services Corp.	8,579	298,721
		1,490,547
METAL FABRICATE / HARDWARE - 1.1%
Timken Co.	8,450	301,072

MINING - 1.4%
Materion Corp.	6,620	191,914
Stillwater Mining Co. ^*	15,038	183,464
		375,378
MISCELLANEOUS MANUFACTURING - 3.0%
Crane Co.	4,400	244,508
Federal Signal Corp.	19,850	271,746
ITT Corp.	7,470	286,624
		802,878
OIL & GAS - 2.7%
PDC Energy, Inc. * ^	5,569	349,677
Unit Corp. *	9,580	121,283
WPX Energy, Inc. ^	26,180	252,899
		723,859

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Value Fund (Continued)
April 30, 2016

Security	Shares	Value
OIL & GAS SERVICES - 1.2%
Gulf Island Fabrication, Inc.	11,440	$85,914
Oceaneering International, Inc.	6,840	250,686
		336,600
PACKAGING & CONTAINERS - 1.1%
Owens-Illinois, Inc. *	15,412	284,506

PHARMACEUTICALS - 1.4%
Anika Therpeutics, Inc. *	5,373	245,331
Sagent Pharmaceuticals, Inc. *	11,590	134,908
		380,239
REAL ESTATE - 1.0%
Alexander & Baldwin, Inc. ^	7,110	271,886

REITS - 15.7%
Cedar Realty Trust, Inc.	45,120	312,230
Chimera Investment Corp.	21,150	300,330
Cousins Properties, Inc.	33,480	346,518
DCT Industrial Trust, Inc.	8,500	343,145
EastGroup Properties, Inc.	4,860	290,385
First Industrial Realty Trust, Inc.	13,750	315,425
Franklin Street Properties Corp. ^	26,937	286,071
Healthcare Trust of America, Inc. - Class A	10,210	294,967
Hersha Hospitality Trust	13,083	252,371
Invesco Mortgage Capital, Inc.	25,200	323,820
Mack-Cali Realty Corp.	14,760	377,266
Pebblebrook Hotel Trust	8,466	234,000
Piedmont Office Realty Trust, Inc.	17,000	338,470
Summit Hotel Properties, Inc.	21,499	245,089
		4,260,087
RETAIL - 5.8%
Big Lots, Inc.	5,430	249,020
Bob Evans Farms, Inc.	6,240	284,170
Build-A-Bear Workshop, Inc. *	16,132	212,458
Express, Inc. *	15,160	275,609
Group 1 Automotive, Inc.	3,840	252,826
Ruth’s Hospitality Group, Inc. ^	8,310	131,963
Shoe Carnival, Inc.	6,850	175,566
		1,581,612
SAVINGS & LOANS - 2.2%
Berkshire Hills Bancorp, Inc.	5,300	143,842
Flagstar Bancorp, Inc. *	7,982	188,934
HomeStreet, Inc. *	12,335	265,819
		598,595
Security	Shares	Value
SEMICONDUCTORS - 2.1%
Exar Corp. *	24,756	$151,012
Tessera Technologies, Inc.	9,850	282,892
Xcerra Corp. *	22,751	134,231
		568,135
TELECOMMUNICATIONS - 1.5%
Spok Holdings, Inc.	10,330	175,507
West Corp.	10,880	233,158
		408,665
TRANSPORTATION - 1.8%
ArcBest Corp. ^	10,390	198,345
Werner Enterprises, Inc.	11,320	286,849
		485,194

TOTAL COMMON STOCK - (Cost - $27,225,079)		27,163,084

SHORT-TERM INVESTMENT - 0.1%
MONEY MARKET FUND - 0.1%
Invesco STIT-Treasury Portfolio Institutional - 0.21% +	42,094	42,094
(Cost - $42,094)

COLLATERAL FOR SECURITIES LOANED - 15.2%
Mount Vernon Prime Portfolio 0.51% +	4,121,138	4,121,138
(Cost - $4,121,138)
TOTAL INVESTMENTS - 115.2% (Cost - $31,388,311)		$31,326,316
LIABILITIES IN EXCESS OF OTHER ASSETS - (15.2)%		(4,123,162)
NET ASSETS - 100.0%		$27,203,154

REIT - Real Estate Investment Trust

^	All or a portion of these securiites are on loan. Total loaned securities had a value of $3,900,033 at April 30, 2016.

*	Non Income producing security.

+	Variable rate security - interest rate is as April 30, 2016.

Portfolio Composition * - (Unaudited)
Financial	37.8%	Utilities	5.6%
Collateral for Securities Loaned	13.2%	Energy	3.4%
Industrial	12.2%	Basic Materials	2.7%
Consumer, Non-Cyclical	9.1%	Communications	1.3%
Consumer, Cyclical	8.9%	Short Term Investment	0.1%
Technology	5.7%	Total	100.0%

*	Based on total value of investments as of April 30, 2016.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Emerging Markets Stock Fund

Message from the Sub-Adviser (Bailard, Inc.)

Emerging markets equities, as measured by the MSCI Emerging Markets Index, had a volatile six-month period ended April 30, 2016, decreasing 0.1 percent. During the first three months of the fiscal period, emerging markets equities declined 12.1 percent amid volatility in China and a decline in commodities. In the final three months of the fiscal period, emerging markets rallied 13.7 percent, as global oil prices rebounded and investors poured into Brazil with hopes of a presidential impeachment. The index underperformed its U.S. counterpart, as measured by the S&P 500 Index, which increased 0.4 percent over the same time period.

The Sub-Adviser continued to focus on individual countries and bottom-up stock selection within those countries, with overweights or underweights to economic sectors being largely incidental. On an absolute basis, top performing countries in the Fund included Hungary, Turkey, and Russia, while Egypt, Vietnam, and Argentina lagged. For the fiscal six-month period, overall country selection added to performance relative to the benchmark index, while stock selection detracted.

Throughout the fiscal six-month period the Sub-Adviser maintained an underweight to China. Even with this underweighting, Chinese holdings detracted from performance over the fiscal period. China Resources Power Holdings Co., Ltd. (836 HK) (holding percentage* 0.47 percent), a power generation company that invests, develops, owns, and operates coal-fired power plants in China, was one of the Fund’s detractors over the fiscal period. Over the six-month period China Resources Power Holdings Co. Ltd. decreased 25.4 percent. Another Chinese holding that detracted from the Fund’s performance was PICC Property & Casualty Co., Ltd. (2328 HK) (holding percentage**: 1.37 percent), which provides a broad range of property and casualty insurance products for a wide variety of customers throughout China. The Sub-Adviser chose to exit the position near the end of February after losing confidence in the holding. By the time the Sub-Adviser had fully exited the position it had declined 29.4 percent. The Sub-Adviser believes this is currently a challenging country to invest in due to the difficulty in deciphering and determining the validity of the available data.

One of the largest overweights and strongest positive contributors to performance over the most recent fiscal period was the Fund’s investment in Russia. A strong contribution to performance came from Sberbank of Russia PJSC (SBER LI) (holding percentage*: 1.78 percent), which is a bank that attracts deposits and offers commercial banking services. The bank offers time deposits, corporate banking, securities brokerage, credit, foreign exchange services and sponsors credit cards. Over the fiscal six-month period, the holding increased 30.7 percent. Another Russian holding that positively contributed to performance over the fiscal semi-annual period was Mobile TeleSystems PJSC ADR (MBT) (holding percentage*: 1.03 percent), which is a telecommunications group that offers mobile and fixed voice, broadband, and pay TV services. Through the company’s subsidiaries it is able to offer services to mobile subscribers in Russia, Ukraine, Turkmenistan, Armenia, and Belarus. The position gained 31.7 percent over the fiscal six-month period.

The Fund’s overweight to Hungary enhanced performance on both a relative and absolute basis, with the absolute return being the highest in the portfolio over the fiscal six-month period. A strong contributor in the country was OTP Bank Nyrt (OTP HB) (holding percentage*: 4.17 percent). OTP Bank Nyrt offers currency exchange, private banking, insurance, personal and mortgage loans, and internet banking. The bank operates through a nationwide network of branches in Hungary. The holding increased 31.8 percent over the fiscal semi-annual period.

Going forward, the Sub-Adviser is optimistic for emerging markets companies and believes growth can be found. The Sub-Adviser believes that we may see a headwind from a slowdown in growth of the U.S. market which could cause investors to flee high-risk assets, such as emerging markets countries. China is still a concern as its issues may never go away in terms of growth, but investors are slowly getting accustomed to this slowdown. The Sub-Adviser also believes that emerging markets stocks are still cheaply valued because of a lack of outperformance in comparison to earnings reports, which provides a strong opportunity for investors. Additionally, political change all over the world will need to be monitored closely as these changes could potentially contribute to the volatility of many emerging markets countries.

*	Holdings Percentage(s) as of 4/30/2016.

**	Holdings Percentage(s) as of the date prior to the sales of the security.

Growth of $100,000 Investment - (Unaudited)

Total Returns as of April 30, 2016

	Six		Annualized	Annualized	Annualized	Annualized Since Inception
	Months	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	(0.44)%	(18.38)%	(7.29)%	(6.68)%	(0.27)%	4.35%
Class C	(0.90)%	(19.18)%	(8.22)%	(7.61)%	(1.26)%	3.32%
Class A with load of 5.75%	(6.23)%	(23.18)%	(9.29)%	(7.99)%	N/A	(2.24)%*
Class A without load	(0.55%	(18.50)%	(7.48)%	(6.89)%	N/A	(1.62)%*
MSCI Emerging Markets Index (net)	(0.13)%	(17.87)%	(4.57)%	(4.61)%	2.37%	1.38%
Morningstar Diversified Emerging Markets Category	(0.28)%	(15.49)%	(4.76)%	(4.48)%	1.48%	6.12%

*	Class A commenced operations on January 3, 2007.

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Investors cannot invest directly in an index or benchmark.

The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.80% for Class N, 2.80% for Class C and 2.05% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Emerging Markets Stock Fund
April 30, 2016

Security	Shares	Value
COMMON STOCK - 93.0%
AGRICULTURE - 2.0%
KT&G Corp.	10,000	$1,077,352

AIRLINES - 1.3%
AirAsia Bhd	700,000	339,801
Turk Hava Yollari AO *	150,000	370,161
		709,962
AUTO MANUFACTURERS - 0.5%
Dongfeng Motor Group Co. Ltd.	250,000	273,187

BANKS - 20.3%
Banco Macro SA -ADR	5,000	313,150
Bancolombia SA - ADR	42,000	1,624,980
China Construction Bank Corp.	1,250,000	793,878
China Merchants Bank Co. Ltd.	170,000	372,392
Commercial International Bank Egypt SAE - GDR	274,999	1,025,746
FirstRand Ltd.	150,000	483,970
Industrial & Commercial Bank of China Ltd.	600,000	321,228
OTP Bank PLC	85,000	2,255,228
Public Bank Bhd	100,000	478,344
Sberbank of Russia - ADR	120,000	962,400
Turkiye Garanti Bankasi AS	300,000	924,688
Turkiye Halk Bankasi AS	125,000	480,683
Turkiye Vakilflar Bankasi TAO	285,000	503,669
Woori Bank	30,000	275,641
		10,815,997
CHEMICALS - 5.4%
Engro Corp Ltd.	450,000	1,341,843
Formosa Chemicals & Fibre Corp.	95,000	242,078
Kingboard Chemcial Holdings Ltd.	150,000	288,480
Lotte Chemical Corp.	2,000	510,139
UPL Ltd.	60,000	485,385
		2,867,925
COAL - 0.3%
Coal India Ltd.	40,000	173,538

COMMERCIAL SERVICES - 0.6%
Zhejiang Expressway Co., Ltd.	300,000	306,109

COMPUTERS - 1.4%
Datatec Ltd.	55,000	174,625
Infosys Ltd. - ADR ^	30,000	564,000
		738,625
DISTRIBUTION / WHOLESALE - 1.3%
Hanwha Corp.	21,200	699,354

DIVERSIFIED FINANCIAL SERVICES - 1.5%
Capitec Bank Holdings Ltd.	13,500	562,318
Haitong Securities Co. Ltd.	150,000	247,883
		810,201
ELECTRIC - 2.4%
China Resources Power Holdings Co. Ltd.	150,000	252,628
Korea Electric Power Corp.	13,700	744,167
Tenaga Nassional Bhd	80,000	293,878
		1,290,673
ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
China High Speed Transmission Equipment Group Co. Ltd. *	350,000	271,235
Security	Shares	Value
ELECTRONICS - 3.8%
Hon Hai Precision Industry Co., Ltd.	420,000	$1,000,467
Micro-Star International Co. Ltd.	170,000	270,574
Pegatron Corp.	350,000	737,333
		2,008,374
ENGINEERING & CONSTRUCTION - 2.5%
Hyundai Engineering & Construction Co. Ltd.	25,000	875,787
TAV Havalimanlari Holding AS	75,000	437,645
		1,313,432
FOOD - 1.1%
Bidvest Group Ltd.	15,000	382,562
BIM Birlesik Magazalar AS	10,000	220,357
		602,919
FOREST PRODUCTS & PAPER - 0.9%
Mondi Ltd.	25,000	483,195

HOLDING COMPANIES - DIVERSIFIED - 1.7%
Avi Ltd.	90,000	560,553
Tekfen Holding AS	150,000	320,887
		881,440
HOME FURNISHINGS - 2.2%
Arcelik AS	70,000	470,584
Steinhoff International Holdings Ltd.	115,000	722,151
		1,192,735
HOUSEHOLD PRODUCTS / WARES - 0.4%
Biostime International Holdings Ltd. *	80,000	222,217

INSURANCE - 0.5%
People’s Insurance Co. Group of China ltd.	600,000	241,290

INTERNET- 0.6%
Baidu, Inc. - ADR *	1,500	291,450

IRON / STEEL- 2.3%
Eregli Demir ve Celik Fabrikalari TAS	300,000	501,084
Severstal PAO - GDR	62,000	720,440
		1,221,524
LEISURE TIME - 0.6%
Bajaj Auto Ltd.	8,000	300,001

LODGING - 0.9%
Kangwon Land, Inc.	12,500	467,272

MEDIA - 0.8%
Naspers Ltd.	3,200	442,049

MINING - 1.4%
AngloGold Ashanti Ltd. - ADR *	18,000	296,100
Gold Fields Ltd. - ADR *	100,000	470,000
		766,100
MISCELLANEOUS MANUFACTURING - 0.5%
Top Glove Corp Bhd	220,000	279,138

OIL & GAS - 11.9%
China Petroleum & Chemical Corp.	800,000	563,726
Ecopetrol SA - ADR ^	105,000	1,043,700
Gazprom OAO - ADR	220,000	1,140,920
Lukoil OAO - ADR	37,000	1,572,500
MOL Hungarian Oil & Gas PLC	12,000	734,181
Pakistan Petroleum Ltd.	200,000	278,396
SK Innovation Co. Ltd.	5,000	675,287
YPF SA - ADR	16,000	322,400
		6,331,110

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Emerging Markets Stock Fund (Continued)
April 30, 2016

Security	Shares	Value
PACKAGING & CONTAINERS - 0.6%
Lee & Man Paper Manufacturing Ltd.	500,000	$327,699

PHARMACEUTICALS - 2.2%
Richter Gedeon Nyrt	45,000	895,132
Sinopharm Group Co. Ltd.	66,800	285,508
		1,180,640
REAL ESTATE - 3.9%
China Overseas Land & Investment Ltd.	160,000	507,863
Country Garden Holdings Co. Ltd.	750,000	295,917
Guangzhou R&F Properties Co. Ltd.	170,000	237,059
Highwealth Construction Corp.	320,000	479,677
Redefine Properties Ltd.	670,000	580,560
		2,101,076
RETAIL - 1.0%
ANTA Sports Products Ltd.	100,000	254,713
Xtep International Holdings Ltd.	500,000	294,917
		549,630
SEMICONDUCTORS - 5.8%
Dongbu HiTek Co. Ltd. *	15,000	254,656
Powertech Technology, Inc.	120,000	242,184
Samsung Electronics Co. Ltd.	1,200	1,307,798
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR ^	55,000	1,297,450
		3,102,088
SOFTWARE - 2.0%
HCL Technologies Ltd.	40,000	451,571
NetEase, Inc. - ADR	4,500	633,150
		1,084,721
TELECOMMUNICATIONS - 6.9%
Axiata Group Bhd	200,000	288,882
China Mobile Ltd.	130,000	1,492,443
Mobile TeleSystems PJSC - ADR ^	60,000	555,600
MTN Group Ltd.	35,000	367,806
Partron Co. Ltd.	25,000	243,438
Turkcell Iletisim Hizmetleri AS	80,000	346,652
Vodacom Group Ltd	35,000	408,507
		3,703,328
Security	Shares	Value
TRANSPORTATION - 1.0%
Super Group Ltd. *	185,000	$536,968

TOTAL COMMON STOCK (Cost - $47,745,434)		49,664,554

EXCHANGE TRADED FUNDS - 4.9%
EQUITY FUNDS - 4.9%
iShares MSCI South Africa ETF	25,000	1,390,000
Market Vectors Russia ETF	70,000	1,241,800
TOTAL EXCHANGE TRADED FUNDS (Cost - $2,452,212)		2,631,800

SHORT-TERM INVESTMENT - 3.4%
MONEY MARKET - 3.4%
First American Government Obligations Fund 0.02% +
(Cost - $1,825,888)	1,825,888	1,825,888

COLLATERAL FOR SECURITIES LOANED - 3.3%
Mount Vernon Prime Portfolio 0.51% +
(Cost - $1,774,767)	1,774,767	1,774,767

TOTAL INVESTMENTS - 104.6% (Cost - $53,798,301)		$55,897,009
LIABILITIES IN EXCESS OTHER ASSETS - (4.6)%		(2,485,404)
NET ASSETS - 100.0%		$53,411,605

^	All or a portion of these securities are on loan. Total loaned securities had a value of $1,695,275 at April 30, 2016.

*	Non-income producing security.

+	Variable rate security. Interest rate is as of April 30, 2016.

ADR - American Depositary Receipt.	ETF - Exchange Traded Funds

GDR - Global Depositary Receipt.	NVDR - Non-Voting Depositary Receipt

Portfolio Composition * - (Unaudited)
South Korea	12.8%	Turkey	8.2%
United States	11.2%	Taiwan	7.6%
South Africa	10.3%	Hungary	7.0%
China	10.1%	Hong Kong	5.6%
Russia	8.9%	Other Countries	18.3%
		Total	100.0%

*	Based on total value of investments as of April 30, 2016.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Growth Fund

Message from the Sub-Adviser (Pier Capital, LLC)

Small cap growth stocks, as measured by the Russell 2000 Growth Index, ended a volatile first half of the fiscal year in negative territory, declining 5.0 percent for the six-month period ended April 30, 2016. The beginning of the fiscal year saw gains, as November posted positive results of 3.7 percent. December and January took a downturn which resulted in losses of 4.8 percent and 10.8 percent, respectively. February continued the decline with a 0.7 percent loss. March and April turned around for the end of the first half of the fiscal year with positive gains of 7.7 percent and 1.0 percent, respectively.

During the fiscal year, there were no material changes to the Sub-Adviser’s investment decision making process. The Sub-Adviser continues to implement a bottom-up process to selecting stocks for the Fund, focusing on individual firm characteristics rather than sector weightings or the economy as a whole. It seeks companies on the verge of experiencing large increases in market share. By seeking out and identifying market catalysts, the Sub-Adviser believes that the securities it selects for the Fund are tailored towards organic growth due to some kind of market advantage. The Sub-Adviser feels that small cap growth stocks may have been impeded by high market volatility over the first half of the fiscal year. The volatility may have been driven by sporadic oil prices, a weak U.S. earnings season, and uncertainty in global markets. Small cap growth stocks underperformed versus large cap growth stocks over the first half of the fiscal year. From a Fund-specific perspective, U.S. economic factors are much more impactful than economic factors from outside the U.S. Given that the U.S. economy is on more solid ground than many economies around the globe bodes well for the companies in which the Fund invests.

Positive contributing sectors within the Fund were consumer staples and information technology. Small cap growth consumer staples stocks in the Fund were helped by Blue Buffalo Pet Products, Inc. (BUFF) (holding percentage*: 0.95 percent), a provider of dog and cat food made with meats, fruits and vegetables, and natural ingredients in the United States. The Sub-Adviser believes that natural organic pet food is a new niche market within the pet product industry and that the company has solidified a strong foothold within that niche. The Sub-Adviser sees strong potential growth for the company because of how natural organic pet food is still relatively new and has room to grow in the industry. The company gained 38.0 percent over the first half of the fiscal year. Aiding Fund performance from the information technology sector was Zendesk, Inc. (ZEN) (holding percentage*: 0.98 percent), a provider of web-based help desk software with a customer support platform. The company offers applications that allow clients to manage incoming support requests from end customers’ computers. The company gained 12.3 percent over the six-month period ended April 30, 2016. A negative performer for the information technology sector came from Shopify, Inc. (SHOP) (holding percentage*: 1.00 percent), which provides a cloud-based commerce platform. The platform is offered to merchants to create an omni-channel experience that helps showcase the merchant’s brand. The Sub-Adviser believes the company is gaining strength by hosting their services on Amazons Web Services, Inc., after Amazon chose to remove their own version of the business. The company declined 1.2 percent over the first half of the fiscal quarter.

A volatile sector for Fund returns came from healthcare. Small cap growth healthcare stocks in the Fund were helped by Edwards Lifesciences Corp. (EW) (holding percentage*: 1.16 percent), which designs, develops, manufactures, and markets products and services to treat late-stage cardiovascular disease. Their products include tissue replacement heart valves, heart valve repair products, hemodynamic monitoring devices, angioscopy equipment, oxygenators, and pharmaceuticals. The Sub-Adviser believes the company is just gaining traction in its industry and is approaching an explosion of growth and profitability. The holding gained 35.2 percent over the six-month period ended April 30, 2016. A negative performer for the Fund from the healthcare sector was Glaukos Corp. (GKOS) (holding percentage*: 0.56 percent). The company operates as an ophthalmic medical technology company and develops, manufactures, and markets medical devices for the treatment of glaucoma. It offers micro-scale injectable therapies designed to address the complete range of glaucoma disease states and progression. The stock detracted from the performance of the Fund, falling 6.0 percent over the first half of the fiscal year period.

The Sub-Adviser is hesitant about short-term U.S. economic improvement after seeing weak earnings growth from companies, volatility over the coming U.S. presidential election, and market pressure from a possible “Brexit” in Europe. The Sub-Adviser believes these events have created negative investor sentiment, which will slowly change as these events conclude. The Sub-Adviser sees the recent downturn in the U.S. market as a correct evaluation of pricing and regards it as a healthy event because of the market’s constant rise since 2009. On a macroeconomic level, the Sub-Adviser has seen contractions in major technology companies, which has spread and hurt performance throughout the technology sector. The Sub-Adviser believes that the market stall has allowed companies to consolidate their businesses, which will reflect positively for future growth of small cap stocks. * Holdings percentage(s) as of 4/30/2016.

*	Holdings percentage(s) as of 4/30/2016.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment - (Unaudited)

Total Returns as of April 30, 2016

	Six		Annualized	Annualized	Annualized	Annualized Since Inception
	Months	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	(7.57)%	(10.60)%	8.15%	4.47%	5.42%	6.79%
Class C	(7.99)%	(11.44)%	7.10%	3.45%	4.38%	5.74%
Class A with load of 5.75%	(12.95)%	(15.91)%	5.78%	2.99%	N/A	5.48%*
Class A without load	(7.66)%	(10.77)%	7.89%	4.22%	N/A	6.16%*
Russell 2000 Growth Index	(4.96)%	(8.27)%	8.50%	7.15%	6.14%	7.30%
Morningstar Small Cap Growth Category	(4.56)%	(8.42)%	7.22%	5.62%	4.56%	6.70%

*	Class A commenced operations on January 3, 2007.

The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.58% for Class N, 2.58% for Class C and 1.83% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Growth Fund
April 30, 2016

Security	Shares	Value
COMMON STOCK - 96.9%
AEROSPACE/DEFENSE - 2.0%
Aerojet Rocketdyne Holdings, Inc. *	16,582	$300,466
HEICO Corp.	5,457	334,569
		635,035
AIRLINES - 0.9%
Allegiant Travel Co.	1,802	289,347

AUTO PARTS & EQUIPMENT 0.6%
Motorcar Parts of America, Inc. *	6,132	196,653

BANKS - 4.4%
Bank of the Ozarks ^	6,788	280,344
BankUnited, Inc.	9,198	317,331
FCB Financial Holdings, Inc. *	10,143	354,498
Webster Financial Corp.	4,003	146,670
Western Alliance Bancorp *	8,625	315,503
		1,414,346
BIOTECHNOLOGY - 0.7%
NeoGenomics, Inc. *	28,930	235,490

BUILDING MATERIALS - 1.3%
Apogee Enterprises, Inc.	6,784	281,129
Trex Co., Inc. *	2,958	140,357
		421,486
COMMERCIAL SERVICES - 7.0%
AMN Healthcare Services, Inc. *	9,339	331,628
Booz Allen Hamilton Holding Corp.	5,087	140,249
Bright Horizons Family Solutions, Inc. *	4,289	281,444
Healthcare Services Group, Inc.	6,964	263,587
ICF International, Inc. *	2,104	82,835
Korn Ferry International	8,884	241,112
Nord Anglia Education, Inc. *	13,495	286,499
Sabre Corp.	11,097	321,258
Vantiv, Inc. *	5,773	314,859
		2,263,471
COMPUTERS - 7.4%
Cray, Inc. *	8,186	310,004
CSRA, Inc.	10,628	275,903
Electronics For Imaging, Inc. *	6,615	263,542
Exlservice Holdings, Inc. *	5,763	278,871
Globant SA * ^	8,977	318,594
Leidos Holdings, Inc.	6,045	299,892
Manhattan Associates, Inc. *	4,707	284,962
Mercury Systems, Inc. *	17,959	377,498
		2,409,266
DISTRIBUTION/WHOLESALE - 0.9%
Beacon Roofing Supply, Inc. *	6,529	278,984

DIVERSIFIED FINANCIAL SERVICES - 3.1%
Evercore Partners, Inc.	5,776	298,273
MarketAxess Holdings, Inc.	2,675	328,383
WageWorks, Inc. * ^	7,072	380,898
		1,007,554
ELECTRONICS - 3.9%
Coherent, Inc. *	3,163	295,424
Fitbit, Inc. *	16052	292,949
FLIR Systems, Inc.	8325	251,498
IMAX Corp. * ^	8704	278,528
Orbotech Ltd. *	5769	138,918
		1,257,317
Security	Shares	Value
ENGINEERING & CONSTRUCTION - 1.3%
Comfort Systems USA, Inc.	9,215	$271,750
MasTec, Inc. *	6,318	143,166
		414,916
ENTERTAINMENT - 0.5%
Dolby Laboratories, Inc.	3,186	151,685

ENVIRONMENTAL CONTROL - 0.5%
US Ecology, Inc.	3,326	149,770

FOOD - 0.9%
Blue Buffalo Pet Products, Inc. * ^	12,398	306,974

HEALTHCARE-PRODUCTS - 8.4%
AltriCure, Inc. *	14,626	232,553
Cerus Corp. *	47,428	296,899
ConforMIS, Inc. *	23,405	289,988
Edwards Lifesciences Corp. *	3,533	375,240
Glaukos Corp. * ^	9,578	180,450
Nanostring Technologies, Inc. *	10,965	174,563
Nevro Corp. *	3,446	231,743
NuVasive, Inc. *	2,703	143,097
West Pharmaceutical Services	5,818	414,242
Zeltiq Aesthetics, Inc. * ^	12,702	379,790
		2,718,565
HEALTHCARE-SERVICES - 4.2%
Amedisys, Inc. *	6,339	326,395
American Renal Associates Holdings, Inc. *	2,834	79,692
Amsurg Corp. * ^	4,051	328,050
LCH Group, Inc. *	8,371	337,686
Surgical Care Affiliates, Inc. *	6,211	300,302
		1,372,125
HOME BUILDERS - 1.8%
Installed Building Products, Inc. *	11,427	303,729
LGI Homes, Inc. * ^	10,272	287,719
		591,448
HOME FURNISHINGS - 2.4%
American Woodmark Corp. *	3,977	289,685
Ethan Allen Interiors, Inc.	5,987	203,797
Tempur Sealy International, Inc. *	4,899	297,222
		790,704
HOUSEWARES - 0.9%
Scotts Miracle-Gro Co.	4,182	296,002

INTERNET - 7.6%
8x8, Inc. *	22,771	258,223
HealthStream, Inc. *	6,457	146,057
Marketo, Inc. * ^	11,531	253,567
Quotient Technology, Inc. *	21,947	255,024
Ringcentral, Inc. * ^	16,043	306,100
Shopify, Inc. * ^	10,167	323,819
Splunk, Inc. *	6,216	323,108
WebMD Health Corp. *	4,739	297,325
Zendesk, Inc. *	14,097	318,592
		2,481,815
LEISURE TIME - 1.8%
Norwegian Cruise Line Holdings Ltd. *	5,986	292,656
Planet Fitness, Inc. * ^	19,426	298,383
		591,039
LODGING - 0.2%
Red Rock Resorts, Inc. *	3,995	74,467

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Growth Fund (Continued)
April 30, 2016

Security	Shares	Value
MISCELLANEOUS MANUFACTURING - 1.8%
Fabrinet *	9,309	$297,609
Hexcel Corp.	6,039	273,385
		570,994
OIL & GAS - 2.9%
Gulfport Energy Corp. *	9,766	305,676
Parsley Energy , Inc. *	13,327	312,118
PDC Energy, Inc. * ^	4,940	310,183
		927,977
PHARMACEUTICALS - 4.1%
Impax Laboratores, Inc. *	4,211	140,437
Ophthotech Corp. *	5,951	278,150
PRA Health Sciences, Inc. * ^	6,583	312,363
Premier, Inc. *	8,001	270,514
Quintiles Transnational Holdings, Inc. *	4,755	328,428
		1,329,892
RETAIL - 3.9%
Burlington Stores, Inc. * ^	5,202	296,358
Casey’s General Stores, Inc.	3,273	366,576
Panera Bread Co. *	1,532	328,599
Texas Roadhouse, Inc.	6,963	283,533
		1,275,066
SAVINGS & LOANS - 1.0%
Sterling Bancorp.	19,248	314,512

SEMICONDUCTORS - 5.3%
CEVA, Inc. * ^	8,639	199,215
Inphi Corp. *	10,570	313,612
MA-COM Technology Solutions Holdings, Inc. *	8,106	331,454
Monolithic Power Systems, Inc. ^	4,455	278,081
NVIDIA Corp.	9,069	322,222
Silicon Motion Technology Corp ADR	7,114	274,245
		1,718,829
SOFTWARE - 10.7%
Activision Blizzard, Inc.	9,620	331,601
Blackbaud, Inc.	4,799	296,434
Broadsoft, Inc. * ^	9,260	362,668
Callidus Software, Inc. *	19,860	363,438
CommVault Systems, Inc. *	7,048	308,491
Security	Shares	Value
SOFTWARE (CONTINUED) - 10.7%
HubSpot, Inc. *	8,118	$359,546
inContact, Inc. *	16,679	155,282
Press Ganey Holdings, Inc. *	9,182	279,776
Proofpoint, Inc. * ^	6,404	373,097
Red Hat, Inc. * ^	4,444	326,056
Take-Two Interavtive Software, Inc. *	8,866	303,040
		3,459,429
TELECOMMUNICATIONS - 1.6%
Gigamon, Inc. *	8,726	284,381
Infinera Corp. *	18,670	221,986
		506,367
TRANSPORTATION - 2.9%
Air Transport Services Group, Inc. *	19,665	277,080
Covenant Transportation Group, Inc. *	6,506	129534
Old Dominion Freight Line, Inc. *	4,317	285138
Swift Transportation Co. *	14,498	240,957
		932,709

TOTAL COMMON STOCK (Cost - $29,511,289)		31,384,234

SHORT-TERM INVESTMENT - 3.3%
MONEY MARKET FUND - 3.3%
Fidelity Institutional Money Market Funds -
Government Portfolio, 0.01% +	1,071,486	1,071,486
TOTAL SHORT-TERM INVESTMENT (Cost - $1,071,486)

COLLATERAL FOR SECURITIES LOANED - 36.9%
Mount Vernon Prime Portfolio, 0.51% + (Cost - $11,966,485)	11,966,485	11,966,485

TOTAL INVESTMENTS - 137.1% (Cost - $42,549,260)		$44,422,205
LIABILITIES IN EXCESS OF OTHER ASSETS - (37.1)%		(12,015,932)
NET ASSETS - 100.0%		$32,406,273

^	All or a portion of these securities are on loan. Total loaned securies had a value of $11,617,520 at April 30, 2016.

*	Non-Income producing security.

+	Variable rate security. Interest rate is as of April 30, 2016.

Portfolio Composition * - (Unaudited)
Collateral For Securities Loaned	26.9%	Industrial	9.9%
Consumer, Non-cyclical	18.5%	Communications	6.7%
Technology	17.1%	Financial	6.2%
Consumer, Cyclical	10.2%	Short-Term Investment	2.4%
		Energy	2.1%
		Total	100.0%

*	Based on total value of investments as of April 30, 2016.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2016

		Dunham	Dunham			Dunham
	Dunham	Monthly	Corporate /	Dunham	Dunham	International	Dunham	Dunham
	Floating Rate	Distribution	Government	Dynamic Macro	High-Yield	Opportunity	Appreciation &	Alternative
	Bond Fund	Fund	Bond Fund	Fund	Bond Fund	Bond Fund	Income Fund	Strategy Fund
Assets:
Investments in securities, at cost	$90,683,918	$292,329,615	$53,928,716	$35,986,647	$107,600,069	$30,641,901	$32,280,214	$22,283,218
Investments in securities, at value	$89,131,821	$279,280,433	$54,847,372	$36,860,466	$108,271,438	$30,938,090	$29,058,776	$22,108,013
Foreign currency, at value (Cost $90,676, $104,611 and $87,053, respectively)	—	87,973	—	11,174	—	30,291	—	—
Deposits with brokers	—	41,695,159	—	—	—	76,865	—	—
Unrealized appreciation on swap contracts	—	4,382,304	—	—	—	—	—	—
Unrealized appreciation on futures	—	—	—	108,018	—	—	—	—
Cash	—	13,640,000	17,290	—	—	—	—	493
Receivable for securities sold	151,683	3,159,551	186,918	11,208	465,579	—	—	24,466,545
Interest and dividends receivable	621,215	1,173,648	433,037	1,345	1,447,508	347,119	109,876	—
Receivable for fund shares sold	1,076	6,846	4,664	17,226	909	341	9,890	6,460
Receivable for open forward foreign currency contracts	—	24,068,965	—	—	—	283,346	—	—
Prepaid expenses and other assets	34,886	173,117	32,800	24,771	26,354	5,604	24,879	20,345
Total Assets	89,940,681	367,667,996	55,522,081	37,034,208	110,211,788	31,681,656	29,203,421	46,601,856

Liabilities:
Option contracts written (premiums received $6,208,581 and $25,180,respectively	—	6,554,065	—	25,180	—	—	—	—
Payable upon return of securities loaned	105,750	9,209,035	2,379,575	—	13,974,490	—	2,769,760	—
Securities sold short (proceeds $67,286,631)	—	71,734,934	—	—	—	—	—	—
Unrealized depreciation on swaps	—	2,826,408	—	—	—	—	—	—
Unrealized depreciation on futures	—	—	—	—	—	22,371	—	—
Payable for dividends on short sales	—	31,261	—	—	—	—	—	—
Payable to broker for futures	—	—	—	633,511	—	—	—	—
Payable for securities purchased	2,780,068	2,448,470	564,689	11,209	1,627,895	—	—	24,489,712
Payable for fund shares redeemed	47,528	477,573	6,697	2,593	88,534	21,134	21,808	832
Payable for open forward foreign currency contracts	—	24,513,923	—	—	—	176,101	—	—
Distributions payable	2,226	71,648	1,333	—	8,913	—	—	—
Payable to adviser	42,656	136,503	21,480	19,203	46,434	15,425	14,310	11,986
Payable to sub-adviser	31,987	47,509	6,869	14,388	14,988	4,175	4,082	5,678
Payable for distribution fees	1,485	47,635	5,402	3,236	3,204	—	5,784	953
Payable for administration fees	8,945	16,612	2,400	1,521	14,976	2,578	6,480	1,200
Payable for fund accounting fees	2,728	12,282	947	851	10,191	3,078	10,993	900
Payable for transfer agent fees	736	—	1,750	1,367	18,443	1,930	1,947	2,100
Payable for custody fees	1,467	60,381	500	450	1,722	—	408	500
Payable for non 12b-1 shareholder servicing fees	—	—	—	—	2,742	—	—	—
Accrued expenses and other liabilities	10,041	26,941	8,741	10,223	50,544	32,528	6,889	11,798
Total Liabilities	3,035,617	118,215,180	3,000,383	723,732	15,863,076	279,320	2,842,461	24,525,659

Net Assets	$86,905,064	$249,452,816	$52,521,698	$36,310,476	$94,348,712	$31,402,336	$26,360,960	$22,076,197

Net Assets:
Paid in capital	$90,400,438	$278,654,164	$53,633,535	$38,089,519	$106,716,578	$32,191,243	$29,886,777	$25,727,836
Accumulated net investment income (loss)	55,697	326,230	(19,396)	(145,413)	133,697	(21,813)	(47,695)	(196,645)
Accumulated net realized gain (loss) on investments, options, securities sold short, futures, swap contracts, and foreign currency transactions	(1,998,974)	(12,930,984)	(2,011,097)	(2,624,971)	(13,172,932)	(1,082,368)	(256,684)	(3,279,789)
Net unrealized appreciation (depreciation) on investments, options, securities sold short, futures, swap contracts, and foreign currency translations	(1,552,097)	(16,596,594)	918,656	991,341	671,369	315,274	(3,221,438)	(175,205)

Net Assets	$86,905,064	$249,452,816	$52,521,698	$36,310,476	$94,348,712	$31,402,336	$26,360,960	$22,076,197

Net Asset Value Per Share
Class N Shares:
Net Assets	$73,842,740	$150,116,337	$43,363,260	$30,413,612	$75,916,456	$27,372,216	$18,449,698	$19,605,821
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	7,698,206	4,216,056	3,144,794	3,220,807	8,752,057	2,860,186	2,403,842	903,658
Net asset value, offering and redemption price per share	$9.59	$35.60	$13.79	$9.44	$8.67	$9.57	$7.68	$21.70

Class A Shares:
Net Assets	$9,228,255	$56,270,860	$5,580,293	$3,643,952	$10,313,896	$2,773,308	$3,988,243	$1,674,468
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	962,617	1,615,356	405,164	386,228	1,179,315	290,767	520,471	78,686
Net asset value and redemption price per share *	$9.59	$34.83	$13.77	$9.43	$8.75	$9.54	$7.66	$21.28
Front-end sales charge factor	0.9550	0.9425	0.9550	0.9425	0.9550	0.9550	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$10.18	$36.95	$14.42	$10.01	$9.16	$9.99	$8.13	$22.58

Class C Shares:
Net Assets	$3,834,069	$43,065,619	$3,578,145	$2,252,912	$8,118,360	$1,256,812	$3,923,019	$795,908
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	400,075	1,479,909	261,434	245,411	941,981	132,951	520,845	39,610
Net asset value, offering and redemption price per share	$9.58	$29.10	$13.69	$9.18	$8.62	$9.45	$7.53	$20.09

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)
April 30, 2016

		Dunham				Dunham
	Dunham	Focused	Dunham	Dunham	Dunham	Emerging	Dunham
	Large Cap	Large Cap	International	Real Estate	Small Cap	Markets	Small Cap
	Value Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Stock Fund	Growth Fund
Assets:
Investments in securities, at cost	$58,607,241	$65,777,374	$91,735,418	$42,771,929	$31,388,311	$53,798,301	$42,549,260
Investments in securities, at value	$63,921,031	$76,907,309	$94,605,299	$49,996,366	$31,326,316	$55,897,009	$44,422,205
Foreign currency, at value (Cost $5, $422,311 and $3,808, respectively)	—	—	420,151	—	—	3,805	—
Cash	18,474	—	—	—	—	—	—
Receivable for securities sold	203,387	—	1,380,883	—	—	696,738	1,258,505
Interest and dividends receivable	33,457	5,894	585,126	13,796	14,343	41,018	4,527
Receivable for fund shares sold	27,841	36,649	19,568	16,563	11,455	614	847
Receivable for open forward foreign currency contracts	—	—	897,743	—	—	740,129	—
Prepaid expenses and other assets	27,181	41,411	23,046	28,910	19,850	27,987	29,998
Total Assets	64,231,371	76,991,263	97,931,816	50,055,635	31,371,964	57,407,300	45,716,082

Liabilities:
Cash overdraft	—	—	10,651	—	—	—	—
Foreign currency overdraft	—	—	—	—	—	—	—
Payable upon return of securities loaned	8,965,266	12,704,917	4,645,326	7,173,911	4,121,138	1,774,767	11,966,485
Payable to custodian for cash overdraft	—	—	—	—	—	—	—
Payable for securities purchased	—	—	1,750,593	—	—	1,386,863	1,291,668
Payable for fund shares redeemed	4,437	42,142	32,295	82,212	2,085	21,203	7,009
Payable for open forward foreign currency contracts	—	—	1,066,025	—	—	728,966	—
Payable to adviser	29,288	34,363	47,662	23,022	14,443	26,891	17,267
Payable to sub-adviser	9,694	10,705	30,734	2,624	9,579	16,692	—
Payable for distribution fees	6,337	6,221	10,797	3,102	3,353	6,174	—
Payable for administration fees	2,397	1,662	2,750	1,819	1,840	2,641	4,324
Payable for fund accounting fees	1,125	1,020	1,725	1,321	895	1,425	5,617
Payable for transfer agent fees	1,125	442	1,575	405	1,225	1,651	1,234
Payable for custody fees	1,568	2,433	15,850	—	900	8,021	2,413
Accrued expenses and other liabilities	10,600	4,308	73,321	4,594	13,352	20,401	13,792
Total Liabilities	9,031,837	12,808,213	7,689,304	7,293,010	4,168,810	3,995,695	13,309,809

Net Assets	$55,199,534	$64,183,050	$90,242,512	$42,762,625	$27,203,154	$53,411,605	$32,406,273

Net Assets:
Paid in capital	$51,149,983	$56,041,165	$92,476,281	$34,635,417	$26,957,299	$62,709,261	$32,933,390
Accumulated net investment income (loss)	328,393	(938,307)	93,735	556,544	41,135	2,497	(157,405)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,592,632)	(2,049,743)	(5,081,910)	346,227	66,715	(11,398,861)	(2,242,657)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	5,313,790	11,129,935	2,754,406	7,224,437	138,005	2,098,708	1,872,945

Net Assets	$55,199,534	$64,183,050	$90,242,512	$42,762,625	$27,203,154	$53,411,605	$32,406,273

Net Asset Value Per Share
Class N Shares:
Net Assets	$43,364,052	$48,964,675	$74,148,785	$29,338,071	$21,205,572	$45,236,808	$23,827,615
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	3,643,790	3,188,628	5,344,252	1,638,268	1,559,786	3,822,523	1,648,896
Net asset value, offering and redemption price per share	$11.90	$15.36	$13.87	$17.91	$13.60	$11.83	$14.45

Class A Shares:
Net Assets	$6,436,829	$9,978,376	$9,165,776	$10,047,029	$3,684,421	$4,976,538	$5,650,021
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	542,585	657,113	662,701	559,111	273,040	429,438	403,401
Net asset value, and redemption price per share *	$11.86	$15.19	$13.83	$17.97	$13.49	$11.59	$14.01
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$12.59	$16.12	$14.67	$19.07	$14.32	$12.30	$14.86
Class C Shares:
Net Assets	$5,398,653	$5,239,999	$6,927,951	$3,377,525	$2,313,161	$3,198,259	$2,928,637
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	473,161	356,415	520,215	195,785	187,439	289,647	241,900
Net asset value, offering and redemption price per share	$11.41	$14.70	$13.32	$17.25	$12.34	$11.04	$12.11

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended April 30, 2016

		Dunham	Dunham			Dunham
	Dunham	Monthly	Corporate /	Dunham	Dunham	International	Dunham	Dunham
	Floating Rate	Distribution	Government	Dynamic Macro	High-Yield	Opportunity	Appreciation &	Alternative
	Bond Fund	Fund	Bond Fund	Fund	Bond Fund	Bond Fund	Income Fund	Strategy Fund

Investment Income:
Interest income	$2,077,800	$583,970	$970,842	$11,287	$2,825,468	$304,840	$194,924	$4,286
Dividend income	296	3,319,572	27,393	182,854	924	0	126,778	80,388
Securities Lending Income	—	—	3,326	15,548	15,151	0	9,684	12,697
Less: Foreign withholding taxes	—	(14,659)	—	—	—	(292)	—	—
Total Investment Income	2,078,096	3,888,883	1,001,561	209,689	2,841,543	304,548	331,386	97,371

Operating Expenses:
Investment advisory fees	256,278	860,158	127,058	113,041	278,642	99,012	87,154	73,383
Sub-advisory fees	170,852	998,468	76,235	129,737	185,762	74,259	60,338	56,448
Sub-advisory performance fees	38,436	(718,947)	(31,554)	(12,429)	(98,749)	(49,212)	(15,794)	(22,187)
Fund accounting fees	13,590	46,324	3,500	4,970	30,299	5,573	14,446	3,640
Distribution fees- Class C Shares	13,777	228,018	4,208	10,422	31,004	5,469	18,726	4,111
Distribution fees- Class A Shares	11,020	79,485	13,538	4,322	12,279	3,562	4,967	2,033
Administration fees	53,519	89,604	16,769	11,281	43,330	14,020	12,640	7,367
Registration fees	13,046	30,297	36,661	21,027	25,157	21,476	20,465	13,413
Transfer agent fees	12,245	23,344	11,146	9,234	13,780	8,584	9,540	7,763
Custodian fees	15,969	174,998	8,331	—	5,849	—	1,978	2,670
Professional fees	14,995	11,504	6,500	—	7,984	9,697	7,319	—
Chief Compliance Officer fees	5,913	21,627	5,580	7,938	9,139	0	2,019	8,676
Printing and postage expense	9,524	48,453	2,000	—	8,027	1,073	2,177	3,182
Trustees’ fees	2,725	9,168	4,266	892	2,996	927	1,869	865
Insurance expense	2,151	10,604	1,080	207	603	653	387	246
Non 12b-1 shareholder servicing fees	212	39,060	684	—	3,908	1,305	3,255	1,231
Dividend expenses on short sales	—	207,302	1,305	—	—	—	—	—
Interest expense	—	3,905	—	—	—	—	—	—
Miscellaneous expenses	3,822	4,612	9,227	11,801	6,776	32,067	2,434	5,153
Net Operating Expenses	638,074	2,167,984	296,534	312,443	566,786	228,465	233,920	167,994

Net Investment Income (Loss)	1,440,022	1,720,899	705,027	(102,754)	2,274,757	76,083	97,466	(70,623)

Realized and Unrealized Gain (Loss) on Investments, Options Purchased, Securities Sold Short, Futures, Written Options, Foreign Currency Transactions and Swap Contracts:
Net realized gain (loss) from:
Investments	(916,042)	(11,475,774)	(662,352)	(262,055)	(5,077,538)	176,055	(220,758)	(1,954,430)
Futures	—	—	—	(670,765)	—	(56,290)	—	—
Options purchased	—	6,166,726	—	159,653	—	—	—	—
Securities sold short	—	(68,583)	—	—	—	—	—	—
Written options	—	693,396	—	(48,795)	—	—	—	—
Swap contracts	—	(3,482,881)		—	—	—	—	—
Capital gain distributions received from
Foreign currency transactions	—	183,425	—	(300,502)	—	(1,100,996)	—	—
Foreign currency exchange contracts	—	856,359	—	—	—	(30,221)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	841,493	2,914,815	881,304	(81,335)	2,448,359	3,125,817	(1,753,445)	(596,459)
Futures	—	—	—	(232,566)	—	(12,446)	—	—
Options purchased	—	212,565	—	196,070	—	—	—	—
Securities sold short	—	(2,350,131)	—	—	—	—	—	—
Written options	—	2,036,766	—	(1,956)	—	—	—	—
Swap contracts	—	1,264,970	—	—	—	—	—	—
Foreign currency translations	—	(2,703)	—	(33,968)	—	(18,744)	—	—
Foreign currency exchange contracts	—	(444,958)	—	—	—	45,715	—	—
Net Realized and Unrealized Gain (Loss)	(74,549)	(3,496,008)	218,952	(1,276,219)	(2,629,179)	2,128,890	(1,974,203)	(2,550,889)

Net Increase (Decrease) in Net Assets Resulting From Operations	$1,365,473	$(1,775,109)	$923,979	$(1,378,973)	$(354,422)	$2,204,973	$(1,876,737)	$(2,621,512)

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited) (Continued)
For the Six Months Ended April 30, 2016

		Dunham				Dunham
	Dunham	Focused	Dunham	Dunham	Dunham	Emerging	Dunham
	Large Cap	Large Cap	International	Real Estate	Small Cap	Markets	Small Cap
	Value Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Stock Fund	Growth Fund

Investment Income:
Interest income	$961	$929	$1,019	$451	$238	$847	$656
Dividend income	5,524	87,457	1,376,835	1,093,847	292,239	599,458	53,209
Securities lending income	768,480	8,378	15,237	3,844	4,116	4,436	17,044
Less: Foreign withholding taxes	—	(100)	(154,148)	—	—	(72,891)	—
Total Investment Income	774,965	96,664	1,238,943	1,098,142	296,593	531,850	70,909

Operating Expenses:
Investment advisory fees	173,996	202,020	283,542	142,587	86,085	155,369	99,431
Sub-advisory fees	80,306	108,780	283,541	87,485	59,597	120,209	76,933
Sub-advisory performance fees	(116,419)	(7,533)	(5,987)	(38,201)	16,870	(81,025)	(42,320)
Fund accounting fees	8,404	9,339	13,596	7,049	4,942	6,797	9,473
Distribution fees- Class C Shares	27,883	26,350	34,377	15,754	11,463	15,286	12,777
Distribution fees- Class A Shares	7,712	11,514	10,525	12,425	4,387	5,585	6,896
Administration fees	16,799	18,878	50,600	13,756	4,183	20,911	10,978
Registration fees	20,918	12,743	28,623	19,945	26,199	21,896	20,153
Transfer agent fees	7,522	9,796	13,407	9,207	9,155	9,632	8,976
Custodian fees	5,845	5,406	18,000	7,181	2,651	21,050	6,480
Professional fees	8,083	9,268	12,137	10,224	—	3,500	8,553
Chief Compliance Officer fees	2,700	5,154	3,500	3,737	8,884	10,430	2,745
Printing and postage expense	3,833	4,873	3,629	3,740	2,537	7,591	1,740
Trustees’ fees	1,894	2,407	2,460	1,542	1,429	3,316	997
Insurance expense	744	560	—	238	388	548	450
Non 12b-1 shareholder servicing fees	83	2,019	683	1,200	983	383	748
Miscellaneous expenses	5,652	485	26,373	5,072	2,703	8,888	3,304
Net Operating Expenses	255,955	422,059	779,006	302,941	242,456	330,366	228,314

Net Investment Income (Loss)	519,010	(325,395)	459,937	795,201	54,137	201,484	(157,405)

Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency:
Net realized gain (loss) from:
Investments	(842,416)	(1,529,752)	(3,487,614)	944,159	136,664	(2,246,610)	(1,975,171)
Foreign currency transactions	—	—	—	—	—	—	—
Foreign currency exchange contracts	—	—	(816,147)	—	—	(1,020,509)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(192,931)	(4,052,743)	1,936,327	(193,308)	(544,218)	2,981,499	(212,333)
Foreign currency translations	—	—	—	—	—	11,027	—
Foreign currency exchange contracts	—	—	(399,475)	—	—	—	—
Net Realized and Unrealized Gain (Loss)	(1,035,347)	(5,582,495)	(2,766,909)	750,851	(407,554)	(274,593)	(2,187,504)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(516,337)	$(5,907,890)	$(2,306,972)	$1,546,052	$(353,417)	$(73,109)	$(2,344,909)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham		Dunham		Dunham
	Floating Rate		Monthly Distribution		Corporate/Government		Dynamic Macro		High-Yield		International Opportunity
	Bond Fund		Fund		Bond Fund		Fund		Bond Fund		Bond Fund
	Six Months		Six Months		Six Months		Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	Apr. 30, 2016	Oct. 31, 2015	Apr. 30, 2016	Oct. 31, 2015	Apr. 30, 2016	Oct. 31, 2015	Apr. 30, 2016	Oct. 31, 2015	Apr. 30, 2016	Oct. 31, 2015	Apr. 30, 2016	Oct. 31, 2015
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

Operations:
Net investment income (loss)	$1,440,022	$2,659,546	$1,720,899	$(2,091,574)	$705,027	$1,579,986	$(102,754)	$(367,594)	$2,274,757	$5,358,316	$76,083	$219,651
Net realized gain (loss) from investments, foreign currency, securities sold short, futures, swap contracts and options	(916,042)	(989,927)	(7,127,332)	8,665,171	(662,352)	(802,542)	(1,122,464)	(784,599)	(5,077,538)	(4,691,852)	(1,011,452)	(3,043,314)
Net change in unrealized appreciation (depreciation) on investments, foreign currency, securities sold short, futures, swap contracts and options	841,493	(1,351,525)	3,631,324	(12,530,696)	881,304	(628,811)	(153,755)	885,984	2,448,359	(2,895,283)	3,140,342	(1,185,869)
Net Increase (Decrease) in Net Assets Resulting From Operations	1,365,473	318,094	(1,775,109)	(5,957,099)	923,979	148,633	(1,378,973)	(266,209)	(354,422)	(2,228,819)	2,204,973	(4,009,532)

Distributions to Shareholders From:
Net Realized Gains:
Class N	—	—	(2,695,636)	(3,465,984)	—	—	—	—	—	—	—	—
Class A	—	—	(1,107,324)	(1,580,917)	—	—	—	—	—	—	—	—
Class C	—	—	(959,489)	(1,315,549)	—	—	—	—	—	—	—	—
Net Investment Income:
Class N	(1,226,062)	(2,306,306)	—	—	(627,973)	(1,444,152)	—	—	(1,847,379)	(4,206,990)	(26,161)	(20,234)
Class A	(137,309)	(280,234)	—	—	(72,515)	(123,639)	—	—	(229,783)	(633,882)	(1,468)	(1,136)
Class C	(48,354)	(90,378)	—	—	(40,277)	(89,766)	—	—	(172,893)	(426,203)	(112)	—
Distributions From Paid In Capital:
Class N	—	—	—	(1,924,706)	—	—	—	—	—	—	—	—
Class A	—	—	—	(906,907)	—	—	—	—	—	—	—	—
Class C	—	—	—	(731,788)	—	—	—	—	—	—	—	—
Total Distributions to Shareholders	(1,411,725)	(2,676,918)	(4,762,449)	(9,925,851)	(740,765)	(1,657,557)	—	—	(2,250,055)	(5,267,075)	(27,741)	(21,370)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	9,673,248	26,805,380	14,655,975	59,506,155	6,656,560	11,821,827	5,925,389	19,642,140	5,665,895	14,380,469	1,834,465	12,663,574
Class A	2,082,257	7,478,894	5,865,139	32,835,909	2,122,802	2,730,333	1,978,966	2,239,845	1,484,626	7,270,669	534,072	4,644,903
Class C	679,501	1,313,889	3,891,987	20,947,149	423,949	982,704	639,897	671,518	489,540	1,348,348	117,974	674,903
Reinvestment of distributions
Class N	1,222,177	2,305,799	2,561,885	5,020,988	627,908	1,443,731	—	—	1,807,080	4,059,205	26,161	20,234
Class A	126,451	263,845	954,576	2,064,283	65,501	118,869	—	—	190,040	539,405	1,390	1,098
Class C	47,800	89,580	775,169	1,582,690	38,260	87,339	—	—	147,795	362,639	111	—
Cost of shares redeemed
Class N	(10,314,536)	(16,957,527)	(27,578,391)	(49,477,110)	(6,040,793)	(13,876,442)	(2,884,724)	(2,621,968)	(8,130,912)	(36,343,091)	(8,328,789)	(19,792,147)
Class A	(1,581,478)	(12,506,881)	(23,117,476)	(35,643,072)	(1,438,155)	(1,627,587)	(1,474,414)	(658,270)	(1,321,818)	(18,668,200)	(1,154,322)	(4,479,173)
Class C	(471,057)	(1,119,025)	(10,323,557)	(16,937,091)	(592,486)	(958,740)	(248,064)	(453,699)	(1,487,423)	(3,431,763)	(586,230)	(753,425)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	1,464,363	7,673,954	(32,314,693)	19,899,901	1,863,546	722,034	3,937,050	18,819,566	(1,155,177)	(30,482,319)	(7,555,168)	(7,020,033)

Total Increase (Decrease) in Net Assets	1,418,111	5,315,130	(38,852,251)	4,016,951	2,046,760	(786,890)	2,558,077	18,553,357	(3,759,654)	(37,978,213)	(5,377,936)	(11,050,935)

Net Assets:
Beginning of Period	85,486,953	80,171,823	288,305,067	284,288,116	50,474,938	51,261,828	33,752,399	15,199,042	98,108,366	136,086,579	36,780,272	47,831,207
End of Period *	$86,905,064	$85,486,953	$249,452,816	$288,305,067	$52,521,698	$50,474,938	$36,310,476	$33,752,399	$94,348,712	$98,108,366	$31,402,336	$36,780,272
* Includes undistributed net investment income (loss) at end of year	$55,697	$20,255	$326,230	$1,364,137	$(19,396)	$16,342	$(145,413)	$(42,659)	$133,697	$17,754	$(21,813)	$—

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham
	Appreciation &		Alternative		Large Cap		Focused Large Cap
	Income Fund		Strategy Fund		Value Fund		Growth Fund
	Six Months		Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	Apr. 30, 2016	Oct. 31, 2015	Apr. 30, 2016	Oct. 31, 2015	Apr. 30, 2016	Oct. 31, 2015	Apr. 30, 2016	Oct. 31, 2015
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

Operations:
Net investment income (loss)	$97,466	$765,356	$(70,623)	$(34,985)	$519,010	$496,880	$(325,395)	$(678,553)
Net realized gain (loss) from investments and foreign currency transactions	(220,758)	898,618	(1,954,430)	(95,801)	(842,416)	15,237,873	(1,529,752)	638,277
Capital gain distributions received from other investment companies	—	—	—	51,809	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,753,445)	(2,532,611)	(596,459)	(231,388)	(192,931)	(15,021,215)	(4,052,743)	7,298,519
Net Increase (Decrease) in Net Assets Resulting From Operations	(1,876,737)	(868,637)	(2,621,512)	(310,365)	(516,337)	713,538	(5,907,890)	7,258,243

Distributions to Shareholders From:
Net Realized Gains:
Class N	(403,190)	(2,968,783)	—	—	(11,078,720)	—	(291,262)	—
Class A	(86,592)	(748,302)	—	—	(1,618,488)	—	(56,919)	—
Class C	(104,911)	(649,083)	—	—	(1,560,943)	—	(33,681)	—
Net Investment Income:
Class N	(786,055)	(287,785)	—	—	(494,656)	(323,640)	—	—
Class A	(158,001)	(61,328)	—	—	(56,644)	(42,004)	—	—
Class C	(157,682)	(23,109)	—	—	(12,668)	—	—	—
Total Distributions to Shareholders	(1,696,431)	(4,738,390)	—	—	(14,822,119)	(365,644)	(381,862)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	2,152,193	6,612,666	2,137,725	10,062,695	3,829,738	10,056,662	6,854,209	18,681,958
Class A	355,197	1,658,013	310,810	2,168,236	998,391	2,688,351	3,446,716	9,683,964
Class C	846,648	2,201,019	183,841	368,291	418,438	1,091,246	1,481,073	1,171,037
Reinvestment of distributions
Class N	1,183,250	3,247,305	—	—	11,569,073	323,513	289,776	—
Class A	190,061	583,948	—	—	1,655,337	41,709	55,382	—
Class C	230,784	669,690	—	—	1,571,854	—	30,681	—
Cost of shares redeemed
Class N	(2,648,417)	(4,405,250)	(1,386,392)	(4,021,907)	(4,712,878)	(8,002,850)	(4,748,168)	(9,982,425)
Class A	(247,649)	(1,625,832)	(160,686)	(2,375,119)	(1,054,032)	(3,835,677)	(1,320,203)	(22,089,093)
Class C	(1,504,964)	(1,088,712)	(150,023)	(550,889)	(739,720)	(950,437)	(912,958)	(843,277)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	557,103	7,852,847	935,275	5,651,307	13,536,201	1,412,517	5,176,508	(3,377,836)

Total Increase (Decrease) in Net Assets	(3,016,065)	2,245,820	(1,686,237)	5,340,942	(1,802,255)	1,760,411	(1,113,244)	3,880,407

Net Assets:
Beginning of Period	29,377,025	27,131,205	23,762,434	18,421,492	57,001,789	55,241,378	65,296,294	61,415,887
End of Period *	$26,360,960	$29,377,025	$22,076,197	$23,762,434	$55,199,534	$57,001,789	$64,183,050	$65,296,294
* Includes undistributed net investment income (loss) at end of year	$(47,695)	$259,459	$(196,645)	$(259,611)	$328,393	$373,351	$(938,307)	$(390,591)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	International		Real Estate		Small Cap		Emerging Markets		Small Cap
	Stock Fund		Stock Fund		Value Fund		Stock Fund		Growth Fund
	Six Months		Six Months		Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	Apr. 30, 2016	Oct. 31, 2015	Apr. 30, 2016	Oct. 31, 2015	Apr. 30, 2016	Oct. 31, 2015	Apr. 30, 2016	Oct. 31, 2015	Apr. 30, 2016	Oct. 31, 2015
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

Operations:
Net investment income (loss)	$459,937	$(61,967)	$795,201	$330,722	$54,137	$(62,459)	$201,484	$220,476	$(157,405)	$(481,979)
Net realized gain (loss) from investments and foreign currency transactions	(4,303,761)	(522,400)	944,159	4,411,509	136,664	960,175	(3,267,119)	(4,267,938)	(1,975,171)	3,247,630
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,536,852	(2,388,134)	(193,308)	(2,058,419)	(544,218)	(1,248,260)	2,992,526	(4,292,625)	(212,333)	(1,058,568)

Net Increase (Decrease) in Net Assets Resulting From Operations	(2,306,972)	(2,972,501)	1,546,052	2,683,812	(353,417)	(350,544)	(73,109)	(8,340,087)	(2,344,909)	1,707,083

Distributions to Shareholders From:
Net Realized Gains:
Class N	—	(213,428)	(2,998,341)	(1,801,657)	(721,628)	(1,480,348)	—	—	(1,944,913)	(1,843,030)
Class A	—	(29,714)	(955,297)	(494,611)	(123,232)	(199,656)	—	—	(515,354)	(582,886)
Class C	—	(24,848)	(377,983)	(214,050)	(87,966)	(163,574)	—	—	(314,231)	(313,703)
Net Investment Income:
Class N	(43,319)	(1,143,359)	(353,676)	(214,891)	(13,002)	(55,192)	(286,568)	(471,950)	—	—
Class A	—	(136,048)	(86,476)	(48,514)	—	—	(20,580)	(46,968)	—	—
Class C	—	(70,549)	(4,842)	—	—	—	—	(18,608)	—	—
Total Distributions to Shareholders	(43,319)	(1,617,946)	(4,776,615)	(2,773,723)	(945,828)	(1,898,770)	(307,148)	(537,526)	(2,774,498)	(2,739,619)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	3,131,249	30,030,021	2,095,559	10,087,909	1,243,171	5,052,309	7,970,929	18,180,906	4,127,139	6,472,774
Class A	1,527,953	4,446,411	748,134	9,349,776	561,949	1,406,383	1,209,115	2,545,109	774,141	1,939,467
Class C	582,813	1,892,802	331,186	1,047,720	200,964	373,937	427,029	1,043,954	309,142	650,423
Reinvestment of distributions
Class N	43,140	1,356,407	3,276,127	1,959,665	734,047	1,534,285	286,387	471,942	1,940,454	1,836,187
Class A	—	146,152	1,027,941	537,515	119,701	197,400	20,108	46,050	363,529	414,220
Class C	—	94,504	351,559	205,692	87,856	163,312	—	18,512	313,976	312,902
Cost of shares redeemed
Class N	(4,105,243)	(8,142,350)	(7,167,330)	(15,912,244)	(1,838,475)	(6,542,402)	(5,501,197)	(4,402,409)	(1,795,139)	(5,627,001)
Class A	(1,172,589)	(2,889,429)	(1,407,688)	(3,240,007)	(625,337)	(801,068)	(832,313)	(1,122,138)	(860,113)	(2,284,547)
Class C	(706,046)	(833,335)	(874,145)	(1,555,919)	(233,081)	(428,369)	(429,118)	(764,943)	(287,900)	(801,682)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(698,723)	26,101,183	(1,618,657)	2,480,107	250,795	955,787	3,150,940	16,016,983	4,885,229	2,912,743

Total Increase (Decrease) in Net Assets	(3,049,014)	21,510,736	(4,849,220)	2,390,196	(1,048,450)	(1,293,527)	2,770,683	7,139,370	(234,178)	1,880,207

Net Assets:
Beginning of Period	93,291,526	71,780,790	47,611,845	45,221,649	28,251,604	29,545,131	50,640,922	43,501,552	32,640,451	30,760,244
End of Period *	$90,242,512	$93,291,526	$42,762,625	$47,611,845	$27,203,154	$28,251,604	$53,411,605	$50,640,922	$32,406,273	$32,640,451
* Includes undistributed net investment income (loss) at end of year	$93,735	$322,883	$556,544	$139,020	$41,135	$—	$2,497	$108,161	$(157,405)	$—

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N					Class A					Class C
	Six Months					Six Months					Six Months
	Ended		Year Ended	Year Ended		Ended		Year Ended	Year Ended		Ended		Year Ended	Year Ended
	April 30,		October 31,	October 31,		April 30,		October 31,	October 31,		April 30,		October 31,	October 31,
	2016		2015	2014*		2016		2015	2014*		2016		2015	2014*
	(Unaudited)					(Unaudited)					(Unaudited)

Net asset value, beginning of period	$9.60		$9.87	$10.00		$9.59		$9.87	$10.00		$9.59		$9.86	$10.00
Income (loss) from investment operations:
Net investment income**	0.16		0.32	0.29		0.15		0.30	0.28		0.13		0.24	0.22
Net realized and unrealized loss	(0.01)		(0.27)	(0.15)		(0.00)		(0.28)	(0.16)		(0.01)		(0.26)	(0.16)
Total income (loss) from investment operations	0.15		0.05	0.14		0.15		0.02	0.12		0.12		(0.02)	0.06
Less distributions:
Distributions from net investment income	(0.16)		(0.32)	(0.27)		(0.15)		(0.30)	(0.25)		(0.13)		(0.25)	(0.20)
Total distributions	(0.16)		(0.32)	(0.27)		(0.15)		(0.30)	(0.25)		(0.13)		(0.25)	(0.20)
Net asset value, end of period	$9.59		$9.60	$9.87		$9.59		$9.59	$9.87		$9.58		$9.59	$9.86

Total return +	1.58%		0.51%	1.43%		1.57%		0.16%	1.20%		1.21%		(0.23)%	0.63%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$73,843		$73,316	$63,120		$9,228		$8,598	$13,664		$3,834		$3,573	$3,888

Ratios of expenses to average net assets: ^	1.44%		1.27%	1.27%		1.69%		1.52%	1.52%		2.19%		2.02%	2.02%
Ratios of net investment income to average net assets: ^	3.43%		3.24%	2.87%		3.18%		2.99%	2.84%		2.67%		2.49%	2.24%

Portfolio turnover rate	23	% (1)	51%	50	% (1)	23	% (1)	51%	50	% (1)	23	% (1)	51%	50	% (1)

*	The Fund commenced operations on November 1, 2013.

**	The net investment income per share data was determined using the average shares outstanding throughout each period.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.

^	Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended		Year Ended
	April 30,		October 31,
	2016		2015	2014	2013	2012	2011
	(Unaudited)
Net asset value, beginning of period	$36.36		$38.16	$38.47	$37.22	$35.87	$36.52
Income (loss) from investment operations:
Net investment income (loss)*	0.44		(0.18)	0.17	0.36	0.14	0.01
Net realized and unrealized gain (loss)	(0.58)		(0.39)	1.35	2.13	2.41	0.53
Total income (loss) from investment operations	(0.14)		(0.57)	1.52	2.49	2.55	0.54
Less distributions:
Distributions from net investment income	0.00		0.00	0.00	(0.41)	(0.22)	0.00
Distributions from net realized gains	(0.62)		(0.80)	(1.59)	(0.83)	(0.32)	(1.19)
Tax return of capital	0.00		(0.43)	(0.24)	0.00	(0.66)	0.00
Total distributions	(0.62)		(1.23)	(1.83)	(1.24)	(1.20)	(1.19)
Net asset value, end of period	$35.60		$36.36	$38.16	$38.47	$37.22	$35.87

Total return +	(0.32)%		(1.53)%	4.01%	6.75%	7.19%	1.47%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$150,116		$163,843	$156,964	$161,347	$127,346	$65,621
Ratios of expenses to average net assets:
After waivers	1.40%		2.09%	2.53%	2.23%	2.75%	2.57%
Dividends/borrowings on short sales	0.67%		0.47%	0.59%	0.24%	0.52%	0.30%
Excluding dividends/borrowings on short sales:
Before fee waivers ^	0.73%		2.17%	2.11%	2.10%	2.23%	2.27%
After fee waivers ^	0.73%		1.62%	1.94%	1.99%	2.23%	2.27%
Ratios of net investment income (loss) to average net assets:
Before fee waivers ^	2.46%		(0.56)%	0.26%	0.84%	0.39%	0.03%
After fee waivers ^	2.46%		(0.48)%	0.43%	0.95%	0.39%	0.03%
Portfolio turnover rate	130	% (1)	155%	229%	227%	205%	277%

	Class A							Class C
	Six Months							Six Months
	Ended		Year Ended					Ended		Year Ended
	April 30,		October 31,					April 30,		October 31,
	2016		2015	2014	2013	2012	2011	2016		2015	2014	2013	2012	2011
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$35.63		$37.52	$37.95	$36.82	$35.58	$36.32	$29.99		$32.01	$32.87	$32.29	$31.55	$32.59
Income (loss) from investment operations:
Net investment income (loss)*	0.42		(0.27)	0.07	0.24	0.03	(0.09)	0.23		(0.46)	(0.20)	(0.07)	(0.18)	(0.32)
Net realized and unrealized gain (loss)	(0.60)		(0.39)	1.33	2.13	2.40	0.54	(0.50)		(0.33)	1.17	1.89	2.09	0.47
Total income (loss) from investment operations	(0.18)		(0.66)	1.40	2.37	2.43	0.45	(0.27)		(0.79)	0.97	1.82	1.91	0.15
Less distributions:
Distributions from net investment income	0.00		0.00	0.00	(0.41)	(0.21)	0.00	0.00		0.00	0.00	(0.41)	(0.19)	0.00
Distributions from net realized gains	(0.62)		(0.80)	(1.59)	(0.83)	(0.32)	(1.19)	(0.62)		(0.80)	(1.59)	(0.83)	(0.32)	(1.19)
Tax return of capital	0.00		(0.43)	(0.24)	0.00	(0.66)	0.00	0.00		(0.43)	(0.24)	0.00	(0.66)	0.00
Total distributions	(0.62)		(1.23)	(1.83)	(1.24)	(1.19)	(1.19)	(0.62)		(1.23)	(1.83)	(1.24)	(1.17)	(1.19)
Net asset value, end of period	$34.83		$35.63	$37.52	$37.95	$36.82	$35.58	$29.10		$29.99	$32.01	$32.87	$32.29	$31.55

Total return +	(0.44)%		(1.80)%	3.74%	6.50%	6.92%	1.22%	(0.86)%		(2.53)%	2.99%	5.71%	6.13%	0.43%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$56,271		$74,247	$79,132	$68,427	$51,485	$32,381	$43,066		$50,215	$48,193	$37,577	$30,206	$27,701
Ratios of expenses to average net assets:
After waivers	1.65%		2.33%	2.78%	2.48%	3.00%	2.82%	2.40%		3.09%	3.53%	3.23%	3.75%	3.57%
Dividends/borrowings on short sales	0.67%		0.47%	0.59%	0.24%	0.52%	0.30%	0.67%		0.47%	0.59%	0.24%	0.52%	0.30%
Excluding dividends/borrowings on short sales:
Before fee waivers ^	0.98%		2.42%	2.36%	2.34%	2.48%	2.52%	1.73%		3.16%	3.11%	3.10%	3.23%	3.27%
After fee waivers ^	0.98%		1.86%	2.19%	2.24%	2.48%	2.52%	1.73%		2.62%	2.94%	2.99%	3.23%	3.27%
Ratios of net investment income (loss) to average net assets:
Before fee waivers ^	2.44%		(0.79)%	0.01%	0.52%	0.14%	(0.22)%	1.60%		(1.54)%	(0.74)%	(0.32)%	(0.61)%	(0.97)%
After fee waivers ^	2.44%		(0.71)%	0.18%	0.63%	0.14%	(0.22)%	1.60%		(1.46)%	(0.57)%	(0.21)%	(0.61)%	(0.97)%
Portfolio turnover rate	130	% (1)	155%	229%	227%	205%	277%	130	% (1)	155%	229%	227%	205%	277%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.

^	Annualized for periods of less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Six Months
	Ended
	April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
	(Unaudited)

Net asset value, beginning of period	$13.75		$14.14	$14.07	$14.74	$14.32	$14.99
Income from investment operations:
Net investment income*	0.19		0.42	0.38	0.37	0.36	0.52
Net realized and unrealized gain (loss)	0.05		(0.37)	0.16	(0.36)	0.77	(0.20)
Total income from investment operations	0.24		0.05	0.54	0.01	1.13	0.32
Less distributions:
Distributions from net investment income	(0.20)		(0.44)	(0.42)	(0.41)	(0.42)	(0.56)
Distributions from net realized gains	0.00		0.00	(0.05)	(0.27)	(0.29)	(0.43)
Total distributions	(0.20)		(0.44)	(0.47)	(0.68)	(0.71)	(0.99)
Net asset value, end of period	$13.79		$13.75	$14.14	$14.07	$14.74	$14.32

Total return +#	1.79%		0.36%	3.85%	0.09%	8.10%	2.33%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$43,363		$41,989	$43,888	$81,201	$103,912	$58,810
Ratios of expenses to average net assets:^	1.09%		1.06%	1.37%	1.21%	1.14%	1.30%
Ratios of net investment income to average net assets:^	2.86%		3.00%	2.69%	2.56%	2.50%	3.62%
Portfolio turnover rate	36	% (1)	54%	60%	173%	211%	178%

	Class A							Class C
	Six Months							Six Months
	Ended							Ended
	April 30,		Year Ended October 31,					April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011	2016		2015	2014	2013	2012	2011
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$13.73		$14.13	$14.06	$14.73	$14.31	$14.98	$13.65		$14.05	$13.98	$14.64	$14.23	$14.90
Income (loss) from investment operations:
Net investment income*	0.17		0.38	0.35	0.34	0.29	0.49	0.14		0.31	0.27	0.26	0.27	0.41
Net realized and unrealized gain (loss)	0.06		(0.37)	0.15	(0.36)	0.79	(0.20)	0.05		(0.37)	0.16	(0.35)	0.74	(0.20)
Total income (loss) from investment operations	0.23		0.01	0.50	(0.02)	1.08	0.29	0.19		(0.06)	0.43	(0.09)	1.01	0.21
Less distributions:
Distributions from net investment income	(0.19)		(0.41)	(0.38)	(0.38)	(0.37)	(0.53)	(0.15)		(0.34)	(0.31)	(0.30)	(0.31)	(0.45)
Distributions from net realized gains	0.00		0.00	(0.05)	(0.27)	(0.29)	(0.43)	0.00		0.00	(0.05)	(0.27)	(0.29)	(0.43)
Total distributions	(0.19)		(0.41)	(0.43)	(0.65)	(0.66)	(0.96)	(0.15)		(0.34)	(0.36)	(0.57)	(0.60)	(0.88)
Net asset value, end of period	$13.77		$13.73	$14.13	$14.06	$14.73	$14.31	$13.69		$13.65	$14.05	$13.98	$14.64	$14.23

Total return + #	1.66%		0.04%	3.59%	(0.15)%	7.78%	2.15%	1.43%		(0.45)%	3.08%	(0.59)%	7.30%	1.57%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$5,580		$4,788	$3,684	$6,888	$3,598	$610	$3,578		$3,698	$3,690	$7,733	$9,007	$9,250
Ratios of expenses to average net assets:^	1.34%		1.31%	1.62%	1.46%	1.39%	1.55%	1.84%		1.81%	2.12%	1.96%	1.89%	2.05%
Ratios of net investment income to average net assets:^	2.60%		2.74%	2.44%	2.37%	2.25%	3.37%	2.11%		2.27%	1.94%	1.80%	1.75%	2.87%
Portfolio turnover rate	36	% (1)	54%	60%	173%	211%	178%	36	% (1)	54%	60%	173%	211%	178%

*	The net investment income per share data was determined using the average shares outstanding throughout each period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^	Annualized for periods less than one year.

(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year or period

	Class N
	Six Months
	Ended
	April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
	(Unaudited)

Net asset value, beginning of period	$9.81		$9.65	$9.67	$9.95	$10.10	$10.17
Income from investment operations:
Net investment income (loss) *	(0.02)		(0.14)	0.19	0.33	0.30	0.17
Net realized and unrealized gain (loss) **	(0.35)		0.30	(0.02)	(0.25)	0.02	(0.15)
Total income from investment operations	(0.37)		0.16	0.17	0.08	0.32	0.02
Less distributions:
Distributions from net investment income	0.00		0.00	(0.19)	(0.33)	(0.35)	0.00
Distributions from net realized gains	0.00		0.00	0.00	0.00	0.00	(0.09)
Tax return of capital	0.00		0.00	0.00	(0.03)	(0.12)	0.00
Total distributions	0.00		0.00	(0.19)	(0.36)	(0.47)	(0.09)
Net asset value, end of period	$9.44		$9.81	$9.65	$9.67	$9.95	$10.10

Total return + #	(3.77)%		1.66%	1.80%	0.80%	3.29%	0.20%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$30,414		$28,518	$11,758	$7,185	$9,002	$8,798
Ratios of expenses to average net assets:^	1.72%		2.15%	1.90%	1.67%	2.28%	1.98%
Ratios of net investment income (loss) to average net assets:^	(0.52)%		(1.37)%	1.96%	3.35%	2.94%	1.71%
Portfolio turnover rate	43	% (1)	70%	238%	292%	418%	704%

	Class A							Class C
	Six Months							Six Months
	Ended							Ended
	April 30,		Year Ended October 31,					April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011	2016		2015	2014	2013	2012	2011
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$9.81		$9.68	$9.70	$9.98	$10.06	$10.16	$9.58		$9.52	$9.56	$9.86	$9.96	$10.13
Income (loss) from investment operations:
Net investment income (loss) *	(0.03)		(0.14)	0.18	0.31	0.26	0.02	(0.07)		(0.26)	0.11	0.23	0.17	0.07
Net realized and unrealized gain (loss) **	(0.35)		0.27	(0.04)	(0.25)	0.03	(0.03)	(0.33)		0.32	(0.04)	(0.26)	0.05	(0.15)
Total income (loss) from investment operations	(0.38)		0.13	0.14	0.06	0.29	(0.01)	(0.40)		0.06	0.07	(0.03)	0.22	(0.08)
Less distributions:
Distributions from net investment income	0.00		0.00	(0.16)	(0.31)	(0.25)	0.00	0.00		0.00	(0.11)	(0.24)	(0.20)	0.00
Distributions from net realized gains	0.00		0.00	0.00	0.00	0.00	(0.09)	0.00		0.00	0.00	0.00	0.00	(0.09)
Tax return of capital	0.00		0.00	0.00	(0.03)	(0.12)	0.00	0.00		0.00	0.00	(0.03)	(0.12)	0.00
Total distributions	0.00		0.00	(0.16)	(0.34)	(0.37)	(0.09)	0.00		0.00	(0.11)	(0.27)	(0.32)	(0.09)
Net asset value, end of period	$9.43		$9.81	$9.68	$9.70	$9.98	$10.06	$9.18		$9.58	$9.52	$9.56	$9.86	$9.96

Total return + #	(3.86)%		1.34%	1.52%	0.55%	3.00%	(0.10)%	(4.18)%		0.63%	0.78%	(0.29)%	2.27%	(0.79)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$3,644		$3,296	$1,729	$1,782	$2,230	$1,788	$2,253		$1,938	$1,712	$2,053	$1,786	$1,067
Ratios of expenses to average net assets:^	1.97%		2.40%	2.15%	1.92%	2.53%	2.23%	2.72%		3.15%	2.90%	2.67%	3.28%	2.98%
Ratios of net investment income (loss) to average net assets:^	(0.73)%		(1.63)%	1.92%	3.13%	2.69%	1.46%	(1.51)%		(2.35)%	1.19%	2.38%	1.94%	0.71%
Portfolio turnover rate	43	% (1)	70%	238%	292%	418%	704%	43	% (1)	70%	238%	292%	418%	704%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.

**	The amount of net realized and unrealized gain (loss) on investment per share for the years ended October 31, 2015 and 2014 does not accord with the amounts in the Statements Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^	Annualized for periods less than one year..

(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period

	Class N
	Six Months
	Ended		Year Ended
	April 30,		October 31,
	2016		2015	2014	2013	2012	2011
	(Unaudited)

Net asset value, beginning of period	$8.92		$9.51	$9.61	$9.52	$9.08	$9.36
Income (loss) from investment operations:
Net investment income*	0.21		0.44	0.46	0.47	0.53	0.65
Net realized and unrealized gain (loss)	(0.25)		(0.59)	(0.10)	0.09	0.44	(0.28)
Total income (loss) from investment operations	(0.04)		(0.15)	0.36	0.56	0.97	0.37
Less distributions:
Distributions from net investment income	(0.21)		(0.44)	(0.46)	(0.47)	(0.53)	(0.65)
Total distributions	(0.21)		(0.44)	(0.46)	(0.47)	(0.53)	(0.65)
Net asset value, end of period	$8.67		$8.92	$9.51	$9.61	$9.52	$9.08

Total return +	(0.38)%		(1.63)%	3.77%	6.05%	10.96%	4.03%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$75,916		$78,654	$102,412	$134,487	$114,810	$45,586
Ratios of expenses to average net assets: ^	1.13%		1.02%	1.09%	1.11%	1.23%	1.38%
Ratios of net investment income to average net assets:	4.99%		4.77%	4.72%	4.89%	5.70%	6.92%
Portfolio turnover rate	27	% (1)	51%	62%	94%	58%	49%

	Class A							Class C
	Six Months							Six Months
	Ended		Year Ended					Ended		Year Ended
	April 30,		October 31,					April 30,		October 31,
	2016		2015	2014	2013	2012	2011	2016		2015	2014	2013	2012	2011
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$8.99		$9.58	$9.68	$9.59	$9.15	$9.42	$8.86		$9.46	$9.55	$9.47	$9.04	$9.31
Income (loss) from investment operations:
Net investment income*	0.21		0.41	0.44	0.45	0.51	0.63	0.18		0.37	0.38	0.40	0.47	0.58
Net realized and unrealized gain (loss)	(0.25)		(0.59)	(0.10)	0.09	0.44	(0.27)	(0.24)		(0.60)	(0.08)	0.08	0.43	(0.28)
Total income (loss) from investment operations	(0.04)		(0.18)	0.34	0.54	0.95	0.36	(0.06)		(0.23)	0.30	0.48	0.90	0.30
Less distributions:
Distributions from net investment income	(0.20)		(0.41)	(0.44)	(0.45)	(0.51)	(0.63)	(0.18)		(0.37)	(0.39)	(0.40)	(0.47)	(0.57)
Total distributions	(0.20)		(0.41)	(0.44)	(0.45)	(0.51)	(0.63)	(0.18)		(0.37)	(0.39)	(0.40)	(0.47)	(0.57)
Net asset value, end of period	$8.75		$8.99	$9.58	$9.68	$9.59	$9.15	$8.62		$8.86	$9.46	$9.55	$9.47	$9.04

Total return +	(0.49)%		(1.88)%	3.49%	5.74%	10.70%	3.84%	(0.63)%		(2.47)%	3.13%	5.17%	10.19%	3.28%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$10,314		$10,224	$22,022	$19,888	$13,722	$6,457	$8,118		$9,231	$11,652	$13,741	$14,457	$10,404
Ratios of expenses to average net assets: ^	1.38%		1.27%	1.34%	1.36%	1.48%	1.63%	1.88%		1.77%	1.84%	1.86%	1.98%	2.13%
Ratios of net investment income to average net assets: ^	4.74%		4.52%	4.47%	4.64%	5.45%	6.67%	4.24%		4.02%	3.97%	4.15%	4.95%	6.17%
Portfolio turnover rate	27	% (1)	51%	62%	94%	58%	49%	27	% (1)	51%	62%	94%	58%	49%

*	The net investment income per share data was determined using the average shares outstanding throughout each period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.

^	Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding for each year.

	Class N					Class A					Class C
	Six Months					Six Months					Six Months
	Ended					Ended					Ended
	April 30,		Year Ended October 31,			April 30,		Year Ended October 31,			April 30,		Year Ended October 31,
	2016		2015	2014*		2016		2015	2014*		2016		2015	2014*
	(Unaudited)					(Unaudited)					(Unaudited)

Net asset value, beginning of year	$8.92		$9.64	$10.00		$8.90		$9.64	$10.00		$8.84		$9.62	$10.00
Income (Loss) from investment operations:
Net investment income (loss)**	0.02		0.05	0.07		0.01		0.02	0.04		(0.01)		(0.02)	(0.01)
Net realized and unrealized gain (loss)	0.64		(0.77)	(0.37)		0.63		(0.76)	(0.36)		0.62		(0.76)	(0.36)
Total income (loss) from investment operations	0.66		(0.72)	(0.30)		0.64		(0.74)	(0.32)		0.61		(0.78)	(0.37)
Less distributions:
Distributions from net investment income	(0.01)		0.00	0.00		(0.00	) (a)	0.00	0.00		(0.00	) (a)	0.00	0.00
Tax return of capital	(0.00)		(0.00)	(0.06)		(0.00)		(0.00)	(0.04)		0.00		0.00	(0.01)
Total distributions	(0.01)		(0.00)	(0.06)		(0.00)		(0.00)	(0.04)		(0.00)		0.00	(0.01)
Net asset value, end of year	$9.57		$8.92	$9.64		$9.54		$8.90	$9.64		$9.45		$8.84	$9.62

Total return +	7.38%		(7.42)%	(2.99)%		7.24%		(7.65)%	(3.22)%		6.91%		(8.11)%	(3.72)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$27,372		$31,935	$42,440		$2,773		$3,208	$3,513		$1,257		$1,638	$1,879
Ratios of expenses to average net assets	1.33%		1.38%	1.38%		1.57%		1.63%	1.63%		2.08%		2.13%	2.13%
Ratios of net investment income (loss) to average net assets	0.53%		0.52%	0.66%		0.16%		0.29%	0.41%		(0.23)%		(0.24)%	(0.09)%
Portfolio turnover rate	27	% (1)	52%	60	% (1)	27	% (1)	52%	60	% (1)	27	% (1)	52%	60	% (1)

*	The Fund commenced operations on November 1, 2013.

**	The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.

(a)	Represents less than $0.01 per share.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Appreciation & Income Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period

	Class N
	Six Months
	Ended		Year Ended
	April 30,		October 31,
	2016		2015	2014	2013	2012	2011
	(Unaudited)

Net asset value, beginning of period	$8.75		$10.88	$10.09	$8.90	$8.86	$8.47
Income (loss) from investment operations:
Net investment income*	0.04		0.27	0.11	0.16	0.10	0.08
Net realized and unrealized gain (loss)	(0.56)		(0.51)	0.83	1.28	0.05	0.55
Total income (loss) from investment operations	(0.52)		(0.24)	0.94	1.44	0.15	0.63
Less distributions:
Distributions from net investment income	(0.37)		(0.17)	(0.15)	(0.25)	(0.11)	(0.24)
Distributions from net realized gains	(0.18)		(1.72)	0.00	0.00	0.00	0.00
Total distributions	(0.55)		(1.89)	(0.15)	(0.25)	(0.11)	(0.24)
Net asset value, end of period	$7.68		$8.75	$10.88	$10.09	$8.90	$8.86

Total return +	(6.42)%		(2.67)%	9.37%	16.59%	1.83%	7.56%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$18,450		$20,210	$18,576	$15,855	$23,843	$24,475
Ratios of expenses to average net assets: ^	1.55%		1.34%	1.44%	1.39%	1.60%	1.91%
Ratios of net investment income to average net assets: ^	0.93%		2.83%	1.07%	1.70%	1.13%	0.90%
Portfolio turnover rate	24	% (1)	82%	129%	62%	51%	69%

	Class A							Class C
	Six Months							Six Months
	Ended		Year Ended					Ended		Year Ended
	April 30,		October 31,					April 30,		October 31,
	2016		2015	2014	2013	2012	2011	2016		2015	2014	2013	2012	2011
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$8.73		$10.85	$10.06	$8.88	$8.83	$8.45	$8.56		$10.66	$9.90	$8.74	$8.70	$8.32
Income (loss) from investment operations:
Net investment income (loss)*	0.03		0.24	0.09	0.13	0.08	0.06	0.00		0.18	0.01	0.06	0.01	(0.01)
Net realized and unrealized gain (loss)	(0.60)		(0.50)	0.82	1.27	0.06	0.55	(0.57)		(0.50)	0.80	1.26	0.06	0.55
Total income (loss) from investment operations	(0.57)		(0.26)	0.91	1.40	0.14	0.61	(0.57)		(0.32)	0.81	1.32	0.07	0.54
Less distributions:
Distributions from net investment income	(0.32)		(0.14)	(0.12)	(0.22)	(0.09)	(0.23)	(0.28)		(0.06)	(0.05)	(0.16)	(0.03)	(0.16)
Distributions from net realized gains	(0.18)		(1.72)	0.00	0.00	0.00	0.00	(0.18)		(1.72)	0.00	0.00	0.00	0.00
Total distributions	(0.50)		(1.86)	(0.12)	(0.22)	(0.09)	(0.23)	(0.46)		(1.78)	(0.05)	(0.16)	(0.03)	(0.16)
Net asset value, end of period	$7.66		$8.73	$10.85	$10.06	$8.88	$8.83	$7.53		$8.56	$10.66	$9.90	$8.74	$8.70

Total return +	(6.70)%		(2.84)%	9.10%	16.21%	1.63%	7.33%	(7.02)%		(3.53)%	8.21%	15.35%	0.84%	6.49%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$3,988		$4,211	$4,509	$4,368	$4,470	$2,994	$3,923		$4,956	$4,046	$3,765	$3,867	$4,130
Ratios of expenses to average net assets: ^	1.80%		1.59%	1.69%	1.64%	1.85%	2.16%	2.57%		2.34%	2.44%	2.39%	2.60%	2.91%
Ratios of net investment income (loss) to average net assets: ^	0.67%		2.56%	0.83%	1.45%	0.88%	0.65%	(0.11)%		1.91%	0.08%	0.70%	0.13%	(0.10)%
Portfolio turnover rate	24	% (1)	82%	129%	62%	51%	69%	24	% (1)	82%	129%	62%	51%	69%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Annualized for periods less than one year.

(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Alternative Strategy Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended		Year Ended		Period Ended
	April 30,		October 31,		October 31,	Year Ended July 31,
	2016		2015	2014	2013*	2013	2012	2011
	(Unaudited)

Net asset value, beginning of period	$24.35		$24.45	$23.74	$23.85	$23.45	$26.90	$25.15
Income (loss) from investment operations:
Net investment loss **	(0.07)		(0.03)	(0.21)	(0.07)	(0.10)	(0.29)	(0.21)
Net realized and unrealized gain (loss)	(2.58)		(0.07)	0.92	(0.04)	0.50	(1.66)	1.96
Total income (loss) from investment operations	(2.65)		(0.10)	0.71	(0.11)	0.40	(1.95)	1.75
Less distributions:
Distributions from net investment income	0.00		0.00	0.00	0.00	0.00	(1.50)	0.00
Distributions from net realized gains	0.00		0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	0.00		0.00	0.00	0.00	0.00	(1.50)	0.00
Net asset value, end of period	$21.70		$24.35	$24.45	$23.74	$23.85	$23.45	$26.90

Total return +, #	(10.88)%		(0.41)%	2.99%	(0.46)%	1.71%	(7.23)%	6.96%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$19,606		$21,184	$15,355	$15,873	$15,641	$10,818	$15,716
Ratios of expenses to average net assets:
Before fee waivers ^(1)	1.44%		1.43%	1.84%	1.85%	2.35%	2.29%	1.94%
After fee waivers ^(1)	1.44%		1.43%	1.84%	1.85%	1.67%	1.65%	1.65%
Ratios of net investment loss to average net assets:
Before fee waivers ^(1,2)	(0.57)%		(0.11)%	(0.87)%	(1.13)%	(1.11)%	(1.79)%	(1.06)%
After fee waivers ^(1,2)	(0.57)%		(0.11)%	(0.87)%	(1.13)%	(0.43)%	(1.15)%	(0.77)%
Portfolio turnover rate	4,368	% (3)	4,847%	4,686%	934%	2,340%	5,840%	1,959%

	Class A								Class C
	Six Months								Six Months
	Ended		Year Ended		Period Ended				Ended		Year Ended		Period Ended
	April 30,		October 31,		October 31,	Year Ended July 31,			April 30,		October 31,		October 31,	Year Ended July 31,
	2016		2015	2014	2013*	2013	2012	2011	2016		2015	2014	2013*	2013	2012	2011
	(Unaudited)								(Unaudited)

Net asset value, beginning of period	$23.91		$24.07	$23.43	$23.55	$23.22	$26.73	$25.07	$22.66		$22.98	$22.55	$22.71	$22.55	$26.22	$24.77
Income (loss) from investment operations:
Net investment loss **	(0.09)		(0.06)	(0.22)	(0.07)	(0.11)	(0.35)	(0.27)	(0.17)		(0.25)	(0.42)	(0.12)	(0.35)	(0.53)	(0.47)
Net realized and unrealized gain (loss)	(2.54)		(0.10)	0.86	(0.05)	0.44	(1.66)	1.93	(2.40)		(0.07)	0.85	(0.04)	0.51	(1.64)	1.92
Total income (loss) from investment operations	(2.63)		(0.16)	0.64	(0.12)	0.33	(2.01)	1.66	(2.57)		(0.32)	0.43	(0.16)	0.16	(2.17)	1.45
Less distributions:
Distributions from net investment income	0.00		0.00	0.00	0.00	0.00	(1.50)	0.00	0.00		0.00	0.00	0.00	0.00	(1.50)	0.00
Distributions from net realized gains	0.00		0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	0.00		0.00	0.00	0.00	0.00	(1.50)	0.00	0.00		0.00	0.00	0.00	0.00	(1.50)	0.00
Net asset value, end of period	$21.28		$23.91	$24.07	$23.43	$23.55	$23.22	$26.73	$20.09		$22.66	$22.98	$22.55	$22.71	$22.55	$26.22

Total return +, #	(11.01)%		(0.66)%	2.73%	(0.51)%	1.42%	(7.51)%	6.62%	(11.34)%		(1.39)%	1.91%	(0.70)%	0.71%	(8.33)%	5.85%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$1,674		$1,715	$2,008	$15,484	$10,591	$1,016	$12,069	$796		$863	$1,058	$1,150	$972	$212	$1,854
Ratios of expenses to average net assets:
Before fee waivers ^(1)	1.69%		1.68%	2.09%	2.10%	2.36%	2.54%	2.19%	2.44%		2.43%	2.84%	2.85%	3.11%	3.29%	2.94%
After fee waivers ^(1)	1.69%		1.68%	2.09%	2.10%	1.98%	1.90%	1.90%	2.44%		2.43%	2.84%	2.85%	2.67%	2.65%	2.65%
Ratios of net investment loss to average net assets:
Before fee waivers ^(1,2)	(0.83)%		(0.19)%	(1.25)%	(1.14)%	(0.85)%	(2.04)%	(1.31)%	(1.59)%		(1.05)%	(1.87)%	(2.06)%	(1.99)%	(2.80)%	(2.06)%
After fee waivers ^(1,2)	(0.83)%		(0.19)%	(1.25)%	(1.14)%	(0.48)%	(1.40)%	(1.02)%	(1.59)%		(1.05)%	(1.87)%	(2.06)%	(1.56)%	(2.16)%	(1.77)%
Portfolio turnover rate	4,368	% (3)	4,847%	4,686%	934%	2,340%	5,840%	1,959%	4,368	% (3)	4,847%	4,686%	934%	2,340%	5,840%	1,959%

*	The Fund’s fiscal year end changed from July 31 to October 31 effective August 1, 2013.

**	The net investment loss per share data was determined using the average shares outstanding throughout each period.

(a)	Represents less than $0.01 per share.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^	Annualized for periods less than one year.

(1)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(2)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests. Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(3)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year or period.

	Class N
	Six Months
	Ended
	April 30,		Year Ended October 31,
	2016		2015		2014	2013	2012	2011
	(Unaudited)

Net asset value, beginning of period	$16.32		$16.21		$14.55	$11.74	$10.60	$9.96
Income from investment operations:
Net investment income *	0.12		0.17		0.13	0.16	0.12	0.06
Net realized and unrealized gain (loss)	(0.26)		0.06		1.70	2.78	1.07	0.64
Total income (loss) from investment operations	(0.14)		0.23		1.83	2.94	1.19	0.70
Less distributions:
Distributions from net investment income	(0.18)		(0.12)		(0.17)	(0.13)	(0.05)	(0.06)
Distributions from net realized gains	(4.10)		0.00		0.00	0.00	0.00	0.00
Total distributions	(4.28)		(0.12	) #	(0.17)	(0.13)	(0.05)	(0.06)
Net asset value, end of period	$11.90		$16.32		$16.21	$14.55	$11.74	$10.60

Total return +,#	(0.93)%		1.41%		12.64%	25.30%	11.29%	7.06%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$43,364		$44,620		$41,917	$37,688	$37,650	$34,171
Ratios of expenses to average net assets: ^	1.05%		1.12%		1.26%	1.00%	1.17%	1.62%
Ratios of net investment income ^ to average net assets:	1.83%		1.03%		0.82%	1.25%	1.04%	0.53%
Portfolio turnover rate	29	% (1)	101%		22%	16%	30%	30%

	Class A								Class C
	Six Months								Six Months
	Ended								Ended
	April 30,		Year Ended October 31,						April 30,		Year Ended October 31,
	2016		2015		2014	2013	2012	2011	2016		2015	2014	2013	2012	2011
	(Unaudited)								(Unaudited)

Net asset value, beginning of period	$16.26		$16.16		$14.52	$11.72	$10.57	$9.95	$15.74		$15.68	$14.09	$11.36	$10.31	$9.73
Income from investment operations:
Net investment income (loss)*	0.10		0.13		0.09	0.13	0.09	0.04	0.05		0.00 (a)	(0.03)	0.03	0.00 (a)	(0.05)
Net realized and unrealized gain	(0.26)		0.06		1.69	2.77	1.08	0.64	(0.25)		0.06	1.65	2.71	1.05	0.63
Total income from investment operations	(0.16)		0.19		1.78	2.90	1.17	0.68	(0.20)		0.06	1.62	2.74	1.05	0.58
Less distributions:
Distributions from net investment income	(0.14)		(0.09)		(0.14)	(0.10)	(0.02)	(0.06)	(0.03)		0.00	(0.03)	(0.01)	0.00	0.00
Distributions from net realized gains	(4.10)		0.00		0.00	0.00	0.00	0.00	(4.10)		0.00	0.00	0.00	0.00	0.00
Total distributions	(4.24)		(0.09	) #	(0.14)	(0.10)	(0.02)	(0.06)	(4.13)		0.00	(0.03)	(0.01)	0.00	0.00
Net asset value, end of period	$11.86		$16.26		$16.16	$14.52	$11.72	$10.57	$11.41		$15.74	$15.68	$14.09	$11.36	$10.31

Total return +, #	(0.93)%		1.15%		12.31%	24.99%	11.04%	6.78%	(1.41)%		0.38%	11.49%	24.09%	10.18%	5.96%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$6,437		$6,577		$7,685	$4,980	$2,969	$2,874	$5,399		$5,805	$5,639	$5,029	$5,431	$6,129
Ratios of expenses to average net assets: ^	1.30%		1.37%		1.51%	1.25%	1.42%	1.87%	2.05%		2.12%	2.26%	2.00%	2.17%	2.62%
Ratios of net investment income (loss) ^ to average net assets:	1.58%		0.78%		0.57%	0.99%	0.79%	0.28%	0.83%		0.03%	(0.18)%	0.25%	0.04%	(0.47)%
Portfolio turnover rate	29	% (1)	101%		22%	16%	30%	30%	29	% (1)	101%	22%	16%	30%	30%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares

(a)	Represents less than $0.01 per share.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^	Annualized for periods less than one year.

(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Period Ended
	April 30,		October 31,	October 31,	October 31,	October 31,
	2016		2015	2014	2013	2012*
	(Unaudited)

Net asset value, beginning of period	$16.97		$15.01	$14.02	$10.42	$10.00
Income from investment operations:
Net investment loss**	(1.45)		(0.16)	(0.11)	(0.10)	(0.16)
Net realized and unrealized gain (loss)	(0.07)		2.12	1.29	3.70	0.58
Total income (loss) from investment operations	(1.52)		1.96	1.18	3.60	0.42
Less distributions:
Distributions from net realized gains	(0.09)		0.00	(0.19)	0.00	0.00
Total distributions	(0.09)		0.00	(0.19)	0.00	0.00
Net asset value, end of period	$15.36		$16.97	$15.01	$14.02	$10.42

Total return +	(8.98)%		13.06%	8.48%	34.55%	4.20%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$48,965		$51,312	$37,106	$814	$450
Ratios of expenses to average net assets:
Before fee waivers ^	1.21%		1.34%	1.16%	1.71%	2.11%
After fee waivers ^	1.21%		1.34%	1.16%	1.69%	1.80%
Ratios of net investment loss to average net assets:
Before fee waivers ^	(0.82)%		(1.00)%	(0.76)%	(0.70)%	(1.06)%
After fee waivers ^	(0.82)%		(1.00)%	(0.76)%	(0.67)%	(0.75)%
Portfolio turnover rate	15	% (1)	45%	29%	91%	27	% (1)

	Class A							Class C
	Six Months							Six Months
	Ended		Year Ended	Year Ended	Year Ended	Period Ended		Ended		Year Ended	Year Ended	Year Ended	Period Ended
	April 30,		October 31,	October 31,	October 31,	October 31,		April 30,		October 31,	October 31,	October 31,	October 31,
	2016		2015	2014	2013	2012*		2016		2015	2014	2013	2012*
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$16.80		$14.91	$13.96	$10.39	$10.00		$16.33		$14.59	$13.76	$10.33	$10.00
Income from investment operations:
Net investment loss**	(1.43)		(0.19)	(0.21)	(0.11)	(0.09)		(1.40)		(0.31)	(0.26)	(0.26)	(0.30)
Net realized and unrealized gain (loss)	(0.09)		2.08	1.35	3.68	0.48		(0.14)		2.05	1.28	3.69	0.63
Total income (loss) from investment operations	(1.52)		1.89	1.14	3.57	0.39		(1.54)		1.74	1.02	3.43	0.33
Less distributions:
Distributions from net realized gains	(0.09)		0.00	(0.19)	0.00	0.00		(0.09)		0.00	(0.19)	0.00	0.00
Total distributions	(0.09)		0.00	(0.19)	0.00	0.00		(0.09)		0.00	(0.19)	0.00	0.00
Net asset value, end of period	$15.19		$16.80	$14.91	$13.96	$10.39		$14.70		$16.33	$14.59	$13.76	$10.33

Total return +	(9.07)%		12.68%	8.23%	34.36%	3.90%		(9.46)%		11.93%	7.47%	33.20%	3.30%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$9,978		$8,762	$19,949	$11,399	$10,344		$5,240		$5,222	$4,361	$510	$146
Ratios of expenses to average net assets:
Before fee waivers ^	1.44%		1.59%	1.41%	1.96%	2.36%		2.24%		2.34%	2.16%	2.71%	3.11%
After fee waivers ^	1.44%		1.59%	1.41%	1.94%	2.05%		2.24%		2.34%	2.16%	2.69%	2.80%
Ratios of net investment loss to average net assets:
Before fee waivers ^	(1.02)%		(1.20)%	(1.48)%	(0.95)%	(1.31)%		(1.93)%		(2.00)%	(1.87)%	(1.70)%	(2.06)%
After fee waivers ^	(1.02)%		(1.20)%	(1.48)%	(0.92)%	(1.00)%		(1.93)%		(2.00)%	(1.87)%	(1.67)%	(1.75)%
Portfolio turnover rate	15	% (1)	45%	29%	91%	27	% (1)	15	% (1)	45%	29%	91%	27	% (1)

*	The Fund commenced operations on December 8, 2011.

**	The net investment loss per share data was determined using the average shares outstanding throughout each period

^	Annualized for periods less than a year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year or period.

	Class N
	Six Months
	Ended
	April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
	(Unaudited)

Net asset value, beginning of period	$14.24		$15.21	$15.22	$12.05	$11.85	$12.79
Income (loss) from investment operations:
Net investment income *	0.10		0.00	0.15	0.07	0.14	0.15
Net realized and unrealized gain (loss)	(0.46)		(0.61)	0.10	3.24	0.22	(0.98)
Total income (loss) from investment operations	(0.36)		(0.61)	0.25	3.31	0.36	(0.83)
Less distributions:
Distributions from net investment income	(0.01)		(0.30)	(0.26)	(0.14)	(0.16)	(0.11)
Distributions from net realized gains	0.00		(0.06)	0.00	0.00	0.00	0.00
Total distributions	(0.01)		(0.36)	(0.26)	(0.14)	(0.16)	(0.11)
Net asset value, end of period	$13.87		$14.24	$15.21	$15.22	$12.05	$11.85

Total return + #	(2.54)%		(4.10)%	1.66%	27.64%	3.16%	(6.56)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$74,149		$76,992	$57,359	$49,815	$44,947	$39,163
Ratios of expenses to average net assets: ^	1.68%		2.04%	2.04%	2.11%	1.97%	2.28%
Ratios of net investment income to average net assets: ^	1.54%		0.03%	0.99%	0.52%	1.24%	1.19%
Portfolio turnover rate	61	% (1)	125%	117%	131%	142%	110%

	Class A							Class C
	Six Months							Six Months
	Ended							Ended
	April 30,		Year Ended October 31,					April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011	2016		2015	2014		2013	2012	2011
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$14.21		$15.16	$15.19	$12.03	$11.84	$12.79	$13.73		$14.68	$14.70		$11.64	$11.44	$12.37
Income (loss) from investment operations:
Net investment income (loss)*	0.09		(0.03)	0.15	0.06	0.10	0.18	0.03		(0.14)	(0.00	) (a)	(0.06)	0.03	0.02
Net realized and unrealized gain (loss)	(0.47)		(0.60)	0.06	3.22	0.22	(1.04)	(0.44)		(0.59)	0.10		3.13	0.21	(0.95)
Total income (loss) from investment operations	(0.38)		(0.63)	0.21	3.28	0.32	(0.86)	(0.41)		(0.73)	0.10		3.07	0.24	(0.93)
Less distributions:
Distributions from net investment income	0.00		(0.26)	(0.24)	(0.12)	(0.13)	(0.09)	0.00		(0.16)	(0.12)		(0.01)	(0.04)	0.00
Distributions from net realized gains	0.00		(0.06)	0.00	0.00	0.00	0.00	0.00		(0.06)	0.00		0.00	0.00	0.00
Total distributions	0.00		(0.32)	(0.24)	(0.12)	(0.13)	(0.09)	0.00		(0.22)	(0.12)		(0.01)	(0.04)	0.00
Net asset value, end of period	$13.83		$14.21	$15.16	$15.19	$12.03	$11.84	$13.32		$13.73	$14.68		$14.70	$11.64	$11.44

Total return + #	(2.87)%		(4.26)%	1.35%	27.40%	2.80%	(6.78)%	(2.99)%		(5.06)%	0.67%		26.40%	2.10%	(7.52)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$9,166		$9,032	$7,871	$4,741	$1,580	$1,309	$6,928		$7,268	$6,551		$5,627	$5,881	$6,849
Ratios of expenses to average net assets:^	1.93%		2.29%	2.29%	2.36%	2.22%	2.53%	2.68%		3.04%	3.04%		3.11%	2.97%	3.28%
Ratios of net investment income (loss) to average net assets:^	1.36%		(0.19)%	0.97%	0.41%	0.99%	0.94%	0.51%		(0.94)%	(0.02)%		(0.46)%	0.24%	0.19%
Portfolio turnover rate	61	% (1)	125%	117%	131%	142%	110%	61	% (1)	125%	117%		131%	142%	110%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions

(a)	Represents less than $0.01 per share.

^	Annualized for periods less than one year.

(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period

	Class N
	Six Months
	Ended		Year Ended
	April 30,		October 31,
	2016		2015	2014	2013	2012	2011
	(Unaudited)

Net asset value, beginning of period	$19.23		$19.27	$16.53	$15.79	$13.80	$12.84
Income from investment operations:
Net investment income *	0.34		0.15	0.13	0.23	0.21	0.14
Net realized and unrealized gain	0.31		0.85	3.20	1.27	1.90	0.98
Total income from investment operations	0.65		1.00	3.33	1.50	2.11	1.12
Less distributions:
Distributions from net investment income	(0.21)		(0.11)	(0.20)	(0.23)	(0.12)	(0.16)
Distributions from net realized gains	(1.76)		(0.93)	(0.39)	(0.53)	0.00	0.00
Total distributions	(1.97)		(1.04)	(0.59)	(0.76)	(0.12)	(0.16)
Net asset value, end of period	$17.91		$19.23	$19.27	$16.53	$15.79	$13.80

Total return +	3.46%		5.13%	21.09%	9.85%	15.46%	8.82%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$29,338		$33,379	$37,143	$33,545	$20,424	$12,507
Ratios of expenses to average net assets: ^	1.24%		1.64%	1.59%	1.30%	1.46%	1.51%
Ratios of net investment income to average net assets: ^	3.78%		0.80%	0.77%	1.40%	1.42%	1.09%
Portfolio turnover rate	38	% (1)	110%	97%	163%	123%	59%

	Class A							Class C
	Six Months							Six Months
	Ended		Year Ended					Ended		Year Ended
	April 30,		October 31,					April 30,		October 31,
	2016		2015	2014	2013	2012	2011	2016		2015	2014	2013	2012	2011
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$19.26		$19.33	$16.55	$15.77	$13.80	$12.85	$18.50		$18.65	$16.02	$15.33	$13.40	$12.49
Income from investment operations:
Net investment income (loss) *	0.31		0.10	0.08	0.15	0.21	0.13	0.24		(0.04)	(0.04)	0.07	0.07	0.01
Net realized and unrealized gain	0.33		0.85	3.22	1.31	1.87	0.95	0.29		0.82	3.11	1.23	1.86	0.94
Total income from investment operations	0.64		0.95	3.30	1.46	2.08	1.08	0.53		0.78	3.07	1.30	1.93	0.95
Less distributions:
Distributions from net investment income	(0.17)		(0.09)	(0.13)	(0.15)	(0.11)	(0.13)	(0.02)		0.00	(0.05)	(0.08)	0.00	(0.04)
Distributions from net realized gains Total	(1.76)		(0.93)	(0.39)	(0.53)	0.00	0.00	(1.76)		(0.93)	(0.39)	(0.53)	0.00	0.00
distributions	(1.93)		(1.02)	(0.52)	(0.68)	(0.11)	(0.13)	(1.78)		(0.93)	(0.44)	(0.61)	0.00	(0.04)
Net asset value, end of period	$17.97		$19.26	$19.33	$16.55	$15.77	$13.80	$17.25		$18.50	$18.65	$16.02	$15.33	$13.40

Total return +	3.35%		4.85%	20.73%	9.60%	15.20%	8.48%	2.94%		4.08%	19.88%	8.73%	14.40%	7.65%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$10,047		$10,386	$3,913	$2,539	$709	$6,962	$3,378		$3,847	$4,166	$2,684	$2,370	$1,944

Ratios of expenses to average net assets: ^	1.49%		1.89%	1.84%	1.55%	1.71%	1.76%	2.24%		2.64%	2.59%	2.30%	2.46%	2.51%
Ratios of net investment income (loss) to average net assets: ^	3.49%		0.53%	0.48%	1.15%	1.17%	0.81%	2.75%		(0.21)%	(0.24)%	0.40%	0.42%	0.07%
Portfolio turnover rate	38	% (1)	110%	97%	163%	123%	59%	38	% (1)	110%	97%	163%	123%	59%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.

^	Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year or period.

	Class N
	Six Months
	Ended
	April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
	(Unaudited)

Net asset value, beginning of period	$14.27		$15.45	$14.65	$11.21	$10.44	$9.78
Income (loss) from investment operations:
Net investment income (loss) *	0.03		(0.01)	0.04	0.07	0.00 (a)	0.02
Net realized and unrealized gain (loss)	(0.21)		(0.18)	1.45	3.40	0.77	0.66
Total income (loss) from investment operations	(0.18)		(0.19)	1.49	3.47	0.77	0.68
Less distributions:
Distributions from net investment income	(0.01)		(0.04)	(0.02)	(0.03)	0.00	(0.02)
Distributions from net realized gains	(0.48)		(0.95)	(0.67)	0.00	0.00	0.00
Total distributions	(0.49)		(0.99)	(0.69)	(0.03)	0.00	(0.02)
Net asset value, end of period	$13.60		$14.27	$15.45	$14.65	$11.21	$10.44

Total return + #	(1.30)%		(1.59)%	10.30%	31.05%	7.38%	6.94%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$21,206		$22,068	$23,783	$16,640	$15,764	$14,739
Ratios of expenses to average net assets: ^	1.72%		1.79%	1.45%	1.29%	2.02%	2.10%
Ratios of net investment income (loss) to ^ average net assets:	0.53%		(0.10)%	0.27%	0.62%	0.04%	0.06%
Portfolio turnover rate	58	% (1)	122%	106%	147%	62%	50%

	Class A							Class C
	Six Months							Six Months
	Ended							Ended
	April 30,		Year Ended October 31,					April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011	2016		2015	2014	2013	2012	2011
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$14.18		$15.36	$14.59	$11.16	$10.40	$9.75	$13.06		$14.32	$10.59	$10.59	$9.96	$9.40
Income (loss) from investment operations:
Net investment income (loss)*	0.02		(0.05)	(0.00)	0.01	0.00 (a)	(0.01)	(0.03)		(0.15)	(0.10)	(0.03)	(0.10)	(0.09)
Net realized and unrealized gain (loss)	(0.23)		(0.18)	1.44	3.42	0.76	0.66	(0.21)		(0.16)	1.35	3.18	0.73	0.65
Total income (loss) from investment operations	(0.21)		(0.23)	1.44	3.43	0.76	0.65	(0.24)		(0.31)	1.25	3.15	0.63	0.56
Less distributions:
Distributions from net realized gains	(0.48)		(0.95)	(0.67)	0.00	0.00	0.00	(0.48)		(0.95)	(0.67)	0.00	0.00	0.00
Total distributions	(0.48)		(0.95)	(0.67)	0.00	0.00	0.00	(0.48)		(0.95)	(0.67)	0.00	0.00	0.00
Net asset value, end of period	$13.49		$14.18	$15.36	$14.59	$11.16	$10.40	$12.34		$13.06	$11.17	$13.74	$10.59	$9.96

Total return + #	(1.52)%		(1.83)%	10.02%	30.74%	7.31%	6.67%	(1.88)%		(2.56)%	9.22%	29.75%	6.33%	5.96%
Ratios/Supplemental Data:
Net assets, end of period iin 000s)	$3,684		$3,801	$3,268	$1,756	$567	$193	$2,313		$2,383	$2,494	$2,057	$2,099	$2,574
Ratios of expenses to average net assets: ^	1.97%		2.04%	1.70%	1.54%	2.27%	2.35%	2.72%		2.79%	2.45%	2.29%	3.02%	3.10%
Ratios of net investment income (loss) to ^ average net assets:	0.29%		(0.36)%	(0.06)%	0.15%	(0.21)%	(0.22)%	(0.47)%		(1.11)%	(0.70)%	(0.37)%	(0.96)%	(0.95)%
Portfolio turnover rate	58	% (1)	122%	106%	147%	62%	50%	58	% (1)	122%	106%	147%	62%	50%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(a)	Represents less than $0.01 per share.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^	Annualized for periods less than one year.

(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Six Months
	Ended
	April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
	(Unaudited)

Net asset value, beginning of period	$11.97		$14.75	$14.66	$13.82	$13.43	$16.03
Income (loss) from investment operations:
Net investment income (loss)*	0.05		0.08	0.20	0.00 (a)	0.04	(0.05)
Net realized and unrealized gain (loss) **	(0.11)		(2.67)	(0.11)	0.84	0.35	(2.55)
Total income (loss) from investment operations	(0.06)		(2.59)	0.09	0.84	0.39	(2.60)
Less distributions:
Distributions from net investment income	(0.08)		(0.19)	0.00	0.00	0.00	0.00
Total distributions	(0.08)		(0.19)	0.00	0.00	0.00	0.00
Net asset value, end of period	$11.83		$11.97	$14.75	$14.66	$13.82	$13.43

Total return +, #	(0.44)%		(17.73)%	0.61%	6.08%	2.90%	(16.22)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$45,237		$42,831	$35,872	$24,736	$16,017	$14,616
Ratios of expenses to average net assets: ^	1.30%		1.76%	1.29%	2.00%	1.75%	2.10%
Ratios of net investment income (loss) to ^ average net assets:	0.93%		0.59%	1.39%	0.03%	0.29%	(0.35)%
Portfolio turnover rate	59	% (1)	137%	108%	166%	104%	98%

	Class A							Class C
	Six Months							Six Months
	Ended							Ended
	April 30,		Year Ended October 31,					April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011	2016		2015	2014	2013	2012	2011
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$11.71		$14.44	$14.39	$13.59	$13.23	$15.83	$11.14		$13.76	$13.82	$13.16	$12.90	$15.56
Income (loss) from investment operations:
Net investment income (loss)*	0.04		0.05	0.16	(0.07)	0.05	(0.12)	0.00		(0.06)	0.04	(0.14)	(0.09)	(0.20)
Net realized and unrealized gain (loss) **	(0.11)		(2.62)	(0.11)	0.87	0.31	(2.48)	(0.10)		(2.49)	(0.10)	0.80	0.35	(2.46)
Total income (loss) from investment operations	(0.07)		(2.57)	0.05	0.80	0.36	(2.60)	(0.10)		(2.55)	(0.06)	0.66	0.26	(2.66)
Less distributions:
Distributions from net investment income	(0.05)		(0.16)	0.00	0.00	0.00	0.00	0.00		(0.07)	0.00	0.00	0.00	0.00
Total distributions	(0.05)		(0.16)	0.00	0.00	0.00	0.00	0.00		(0.07)	0.00	0.00	0.00	0.00
Net asset value, end of period	$11.59		$11.71	$14.44	$14.39	$13.59	$13.23	$11.04		$11.14	$13.76	$13.82	$13.16	$12.90

Total return +, #	(0.55)%		(17.94)%	0.35%	5.89%	2.72%	(16.42)%	(0.90)%		(18.60)%	(0.43)%	5.02%	2.02%	(17.10)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$4,977		$4,594	$4,036	$2,475	$11,364	$951	$3,198		$3,216	$3,593	$2,735	$2,497	$2,755
Ratios of expenses to average net assets:^	1.55%		2.01%	1.54%	2.25%	2.00%	2.35%	2.30%		2.76%	2.29%	3.00%	2.75%	3.10%
Ratios of net investment income (loss) to average net assets: ^	0.68%		0.40%	1.14%	(0.48)%	0.04%	(0.80)%	(0.07)%		(0.48)%	0.34%	(1.03)%	(0.71)%	(1.35)%
Portfolio turnover rate	59	% (1)	137%	108%	166%	104%	98%	59	% (1)	137%	108%	166%	104%	98%

(a)	Represents less than $0.01 per share.

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.

**	The amount of net realized and unrealized loss on investment per share for the year ended October 31, 2014 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^	Annualized for periods less than one year.

(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months
	Ended		Year Ended
	April 30,		October 31,
	2016		2015	2014	2013	2012	2011
	(Unaudited)

Net asset value, beginning of period	$17.08		$17.71	$20.62	$15.69	$14.75	$13.67
Income from investment operations:
Net investment loss*	(0.07)		(0.24)	(0.29)	(0.19)	(0.17)	(0.18)
Net realized and unrealized gain (loss)	(1.12)		1.19	1.11	6.10	1.11	1.26
Total income (loss) from investment operations	(1.19)		0.95	0.82	5.91	0.94	1.08
Less distributions:
Distributions from net realized gains	(1.44)		(1.58)	(3.73)	(0.98)	0.00	0.00
Total distributions	(1.44)		(1.58)	(3.73)	(0.98)	0.00	0.00
Net asset value, end of period	$14.45		$17.08	$17.71	$20.62	$15.69	$14.75

Total return + #	(7.57)%		5.36%	3.64%	40.28%	6.37%	7.90%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$23,828		$23,152	$21,153	$16,146	$14,627	$14,975
Ratios of expenses to average net assets: ^	1.35%		1.58%	1.84%	1.35%	1.34%	1.45%
Ratios of net investment loss to average net assets: ^	(0.89)%		(1.30)%	(1.61)%	(1.08)%	(1.12)%	(1.15)%
Portfolio turnover rate	74	% (1)	138%	192%	231%	211%	235%

	Class A							Class C
	Six Months							Six Months
	Ended		Year Ended					Ended		Year Ended
	April 30,		October 31,					April 30,		October 31,
	2016		2015	2014	2013	2012	2011	2016		2015	2014	2013	2012	2011
	(Unaudited)							(Unaudited)

Net asset value, beginning of period	$16.62		$17.31	$20.28	$15.49	$14.59	$13.56	$14.61		$15.51	$18.66	$14.43	$13.69	$12.82
Income from investment operations:
Net investment loss*	(0.08)		(0.27)	(0.34)	(0.24)	(0.21)	(0.24)	(0.12)		(0.36)	(0.42)	(0.32)	(0.30)	(0.31)
Net realized and unrealized gain (loss)	(1.09)		1.16	1.10	6.01	1.11	1.27	(0.94)		1.04	1.00	5.53	1.04	1.18
Total income (loss) from investment operations	(1.17)		0.89	0.76	5.77	0.90	1.03	(1.06)		0.68	0.58	5.21	0.74	0.87
Less distributions:
Distributions from net realized gains	(1.44)		(1.58)	(3.73)	(0.98)	0.00	0.00	(1.44)		(1.58)	(3.73)	(0.98)	0.00	0.00
Total distributions	(1.44)		(1.58)	(3.73)	(0.98)	0.00	0.00	(1.44)		(1.58)	(3.73)	(0.98)	0.00	0.00
Net asset value, end of period	$14.01		$16.62	$17.31	$20.28	$15.49	$14.59	$12.11		$14.61	$15.51	$18.66	$14.43	$13.69

Total return + #	(7.66)%		5.12%	3.36%	39.88%	6.17%	7.60%	(7.99)%		4.29%	2.56%	38.87%	5.41%	6.79%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$5,650		$6,326	$6,443	$5,890	$2,418	$1,950	$2,929		$3,163	$3,165	$2,685	$2,694	$3,193
Ratios of expenses to average net assets: ^	1.60%		1.83%	2.09%	1.60%	1.59%	1.70%	2.35%		2.58%	2.84%	2.35%	2.34%	2.45%
Ratios of net investment loss to average net assets: ^	(1.14)%		(1.53)%	(1.86)%	(1.33)%	(1.37)%	(1.40)%	(1.89)%		(2.29)%	(2.61)%	(2.08)%	(2.12)%	(2.15)%
Portfolio turnover rate	74	% (1)	138%	192%	231%	211%	235%	74	% (1)	138%	192%	231%	211%	235%

*	The net investment loss per share data was determined using the average shares outstanding throughout each period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(1)	Not annualized.

^	Annualized for periods less than one year.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016

1.	ORGANIZATION

Each Dunham Fund (each, a “Fund” and collectively the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. Prior to that date, the Dunham Funds were a series of AdvisorOne Funds, also a Delaware Business Trust. The Dunham Funds currently consist of fifteen funds: Corporate/Government Bond Fund; Monthly Distribution Fund; Floating Rate Bond Fund; High-Yield Bond Fund; International Opportunity Bond Fund; Dynamic Macro Fund; Alternative Strategy Fund; Appreciation & Income Fund; Large Cap Value Fund; Focused Large Cap Growth Fund; International Stock Fund; Real Estate Stock Fund; Small Cap Value Fund; Emerging Markets Stock Fund and Small Cap Growth Fund. Alternative Strategy Fund, Focused Large Cap Growth Fund, International Opportunity Bond Fund, and Real Estate Stock Fund are non-diversified funds within the meaning of the 1940 Act. The remaining Funds are diversified funds within the meaning of the 1940 Act.

Fund	Primary Objective
Floating Rate Bond	High level of current income
Monthly Distribution	Positive returns in rising and falling market environments
Corporate/Government Bond	Current income and capital appreciation
Dynamic Macro	Maximize total return from capital appreciation and dividends
High-Yield Bond	High level of current income
International Opportunity Bond	High level of current income
Appreciation & Income	Total return under varying market conditions through both current income and capital appreciation
Alternative Strategy	Long-term capital appreciation by realizing gains during periods of rising and declining Markets
Large Cap Value	Maximize total return from capital appreciation and dividends
Focused Large Cap Growth	Maximize capital appreciation
International Stock	Maximize total return from capital appreciation and dividends
Real Estate Stock	Maximize total return from capital appreciation and dividends
Small Cap Value	Maximize total return from capital appreciation and income
Emerging Markets Stock	Maximize capital appreciation
Small Cap Growth	Maximize capital appreciation

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only differences being that Class A shares are subject to a front-end sales charge and an annual service fee, Class C shares are subject to an annual service and distribution fee and Class N shares have a higher minimum investment amount. Investors that purchase $1,000,000 or more of Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class C and Class N shares, with the exception of Monthly Distribution, High-Yield Bond, Dynamic Macro, Focused Large Cap Growth, Alternative Strategy, Floating Rate Bond, and International Opportunity Bond commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts. The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares. High-Yield Bond Class C and Class N shares commenced operations on July 1, 2005. The Class A shares for all Funds except Monthly Distribution, Dynamic Macro, Focused Large Cap Growth, Alternative Strategy, Floating Rate Bond, and International Opportunity Bond commenced operations on January 3, 2007. Monthly Distribution’s Predecessor Fund’s Class A shares and Class C shares commenced operations on December 26, 2000. Monthly Distribution’s Class N shares commenced operations on September 29, 2008. Dynamic Macro commenced operations on April 30, 2010. Focused Large Cap Growth commenced operations on December 8, 2011.. Effective October 1, 2014, Dynamic Macro changed its name from Loss Averse Equity Income. Alternative Strategy’s Predecessor Fund’s Class N shares commenced operations on February 13, 2009 and Alternative Strategy Class A shares commenced operations on March 25, 2009. Alternative Strategy Class C shares commenced operations on May 14, 2009. Floating Rate Bond and International Opportunity Bond commenced operations on November 1, 2013.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016 (Continued)

decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

The following is a summary of significant accounting policies followed by the Fund in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If no sale price is reported, the mean between the current bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees of the Trust (the “Board”) (or its delegate). U.S. Government and agency securities are valued at the mean between the most recent bid and ask prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, bank loans and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and ask prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and ask prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and ask price.

Equity swaps are valued at the last reported sale price at the close of the exchange on which the underlying security is primarily traded. If no sale price is reported, then they are valued at the mean of their most recent quoted bid and asked price.

Futures and future options are valued at the final settled price or, in the absence of a settled price, at the mean between the current bid and ask prices on the day of valuation.

Trading in securities on far eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (“NYSE”) is open). In addition, far eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in a Fund’s NAV. However, Funds may determine that such developments are so significant that they will materially affect the value of a Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Effective July 1, 2009, both International Stock and Emerging Markets Stock began using fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end funds.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016 (Continued)

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2016 for the Funds’ assets and liabilities measured at fair value:

Floating Rate Bond

Assets	Level 1	Level 2	Level 3	Total
Bank Loans *	$—	$80,553,296	$—	$80,553,296
Bonds & Notes *	—	4,002,034	—	4,002,034
Asset Backed Securities	1,347,803
Short-Term Investment	3,122,938	—	—	3,122,938
Collateral for Securities Loaned	105,750	—	—	105,750
Total	$4,576,491	$84,555,330	$—	$87,784,018

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$210,266,961	$—	$—	$210,266,961
Rights	76,436	—	—	76,436
Warrants	38,641	—	—	38,641
Closed End Funds	9,674,922	—	—	9,674,922
Preferred Stock *	5,575,000	—	—	5,575,000
Bonds & Notes *	—	12,304,376	—	12,304,376
Purchased Put Options	2,488,393	—	—	2,488,393
Short-Term Investment	29,646,669	—	—	29,646,669
Collateral for Securities Loaned	9,209,035			9,209,035
Total Assets	$266,976,057	$12,304,376	$—	$279,280,433
Derivatives
Forward Currency Exchange Contracts	—	24,068,965	—	24,068,965
Equity Swap Contracts	4,382,304		—	4,382,304
Total Derivatives	$4,382,304	$24,068,965	$—	$28,451,269
Liabilities-Securities Sold Short	71,734,934		—	71,734,934
Total Liabilities	$71,734,934	$—	$—	$71,734,934
Liabilities-Derivatives
Written Call Options	6,206,860	—	—	6,206,860
Written Put Options	347,205	—	—	347,205
Equity Swap Contracts	2,826,408	—	—	2,826,408
Forward Currency Exchange Contracts	—	24,513,923	—	24,513,923
Total Derivatives	$9,380,473	$24,513,923	$—	$33,894,396

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016 (Continued)

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$—	$30,216,735	$—	$30,216,735
Foreign Government Bonds	—	434,254	—	434,254
Municipal	—	954,730	—	954,730
U.S. Government & Agency	—	16,763,789	—	16,763,789
Bank Loans *	—	1,659,078	—	1,659,078
Preferred Stock *	757,780	—	—	757,780
Short-Term Investment	1,681,431	—	—	1,681,431
Collateral for Securities Loaned	2,379,575	—	—	2,379,575
Total	$4,818,786	$50,028,586	$—	$54,847,372

Dynamic Macro

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$20,555,800	$—	$—	$20,555,800
Short-Term Investments	13,536,809	—	—	13,536,809
Derivatives
Purchased Options	2,767,857	—	—	2,767,857
Futures	169,862	—	—	169,862
Foreign Currency Exchange Contracts	—	—	—	—
Total	$37,030,328	$—	$—	$37,030,328
Liabilities - Derivatives
Futures	$61,844	$—	$—	$61,844
Written Options	25,180	—	—	25,180
Total	$87,024	$—	$—	$87,024

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes *	$—	$89,879,573	$—	$89,879,573
Short-Term Investment	4,417,375	—	—	4,417,375
Collateral for Securities Loaned	13,974,490	—	—	13,974,490
Total	$18,391,865	$89,879,573	$—	$108,271,438

International Opportunity Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$671,061	$10,451,001	$—	$11,122,062
Foreign Government Bonds *	2,056,514	16,950,384	—	19,006,898
Asset Backed Securities		115,271		115,271
Collateral Mortgage Backed Security	—	217,456	—	217,456
Whole Loan Collateral	—	277,865	—	277,865
Short-Term Investment	198,538	—	—	198,538
Total Assets	$2,926,113	$28,011,977	$—	$30,938,090
Derivatives
Futures Contracts	$115,312	$—	$—	$115,312
Foreign Currency Exchange Contracts	—	283,346	—	283,346
Total Derivatives	$115,312	$283,346	$—	$398,658
Liabilities-Derivatives
Futures Contracts	$80,411	$—	$—	$80,411
Foreign Currency Exchange Contracts	—	176,101	—	176,101
Total Derivatives	$80,411	$176,101	$—	$256,512

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016 (Continued)

Appreciation & Income

Assets	Level 1	Level 2	Level 3	Total
Convertible Bonds *	$—	$19,752,349	$—	$19,752,349
Preferred Stock *	3,313,417	—	—	3,313,417
Short-Term Investment	3,223,250	—	—	3,223,250
Collateral for Securities Loaned	2,769,760	—	—	2,769,760
Total	$9,306,427	$19,752,349	$—	$29,058,776

Alternative Strategy

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$17,798,160	$—	$—	$17,798,160
Short-Term Investment	4,309,853	—	—	4,309,853
Total	$22,108,013	$—	$—	$22,108,013

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$53,744,305	$—	$—	$53,744,305
Short-Term Investment	1,211,460	—	—	1,211,460
Collateral for Securities Loaned	8,965,266	—	—	8,965,266
Total	$63,921,031	$—	$—	$63,921,031

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$63,710,767	$—	$—	$63,710,767
Short-Term Investment	491,625	—	—	491,625
Collateral for Securities Loaned	12,704,917	—	—	12,704,917
Total	$76,907,309	$—	$—	$76,907,309

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$21,401,617	$65,264,921	$—	$86,666,538
Closed End Fund	—	344,168		344,168
Preferred Stock *	164,822	1,158,243	—	1,323,065
Short-Term Investment	1,626,200	—	—	1,626,200
Collateral for Securities Loaned	4,645,326	—	—	4,645,326
Total Assets	$27,837,965	$66,767,332	$—	$94,605,297
Assets - Derivatives
Forward Currency Exchange Contracts	$—	$897,743	$—	$897,743

Liabilities - Derivatives
Forward Currency Exchange Contracts	$—	$1,066,025	$—	$1,066,025

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$508,473	$—	$—	$508,473
REITS *	41,456,587	—	—	41,456,587
Short-Term Investment	857,395	—	—	857,395
Collateral for Securities Loaned	7,173,911	—	—	7,173,911
Total	$49,996,366	$—	$—	$49,996,366

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016 (Continued)

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$27,163,084	$—	$—	$27,163,084
Short-Term Investment	42,094	—	—	42,094
Collateral for Securities Loaned	4,121,138	—	—	4,121,138
Total	$31,326,316	$—	$—	$31,326,316

Emerging Markets Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$8,346,180	$41,318,374	$—	$49,664,554
Exchange Traded Funds	2,631,800	—	—	2,631,800
Short-Term Investment	1,825,888	—	—	1,825,888
Collateral for Securities Loaned	1,774,767	—	—	1,774,767
Total	$14,578,635	$41,318,374	$—	$55,897,009

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$31,384,234	$—	$—	$31,384,234
Short-Term Investment	1,071,486	—	—	1,071,486
Collateral for Securities Loaned	11,966,485	—	—	11,966,485
Total	$44,422,205	$—	$—	$44,422,205

*	See each Fund’s Schedule of Investments for breakdown by industry.

The Funds did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.

d. Options – Monthly Distribution and Dynamic Macro are subject to stock market risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by that Fund as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, that Fund will realizes a capital gain or loss (long-term or short-term, depending on the holding period of the

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016 (Continued)

underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option. When a Fund writes a put option, that Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in that Fund’s portfolio. If such a decline occurs, the put options will permit that Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by that Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to that Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to that Fund, the benefits realized by that Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

e. Swap Agreements – Monthly Distribution is subject to stock market risk in the normal course of pursuing its investment objectives. The Fund may enter into various swap transactions for investment purposes to manage equity risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive.

f. Futures Contracts – International Opportunity Bond and Dynamic Macro are subject to equity interest rate risk and forward currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The notional value of the derivative instruments outstanding as of April 30, 2016 as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

g. Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund would be obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

h. Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations – The following is a summary of the location of derivative investments of each Fund in the Statement of Assets and Liabilities as of April 30, 2016:

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016 (Continued)

Location on the Statements of Assets and Liabilities
Derivates Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity	Investment securites	Options contracts written
Interest rate contracts	Unrealized appreciation on Swap Contracts Unrealized appreciation on futures	Unrealized depreciation on Swap Contracts Unrealized depreciation on futures
	Receivable for open forward foreign currency contracts	Payable for open forward foreign currency contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of April 30, 2016:

Asset Derivatives Investment value
	Equity	Currency	Commodity	Interest Rate	Total value at
	Contracts	Contracts	Contracts	Contracts	April 30, 2016
Monthly Distribution
Forward Foreign Currency Contra	$—	$24,068,465	$—	$—	$24,068,465
Swaps	4,382,304	—	—	—	4,382,304
Purchased Options	2,488,393	—	—	—	2,488,393
International Opportunity Bond
Forward Foreign Currency Contra	$—	$283,346	$—	$—	$283,346
Futures	—	7,170	—	108,142	115,312
Dynamic Macro
Futures	$10,479	$(5,129)	$—	$102,668	$108,018
Purchase Options	155,680	—	—	2,612,177	2,767,857
International Stock
Forward Foreign Currency Contra	$—	$897,743	$—	$—	$897,743

The following is a summary of the location of derivative investments of each Fund in the Statements of Assets and Liabilities for the year ended April 30, 2016.

Liability Derivatives Investment value
	Equity	Currency	Commodity	Interest Rate	Total value at
	Contracts	Contracts	Contracts	Contracts	April 30, 2016
Monthly Distribution
Forward Foreign Currency Contracts	$—	$24,513,923	$—	$—	$24,513,923
Swaps	2,826,408	—	—	—	2,826,408
Written Options	6,554,065	—	—	—	6,554,065
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$176,101	$—	$—	$176,101
Futures	—	—	—	80,441	80,441
Dynamic Macro
Written Options	25,180	—	—	—	25,180
International Stock Forward Foreign Currency Contracts	$—	$1,066,025	$—	$—	$1,066,025

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2016 (Continued)

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest rate contracts	Net Realized gain (loss) from: Futures, Options purchased, Written options, Swap contracts, Foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on: Futures, Options purchased, Written options, Swap contracts, Foreign currency exchange contracts

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended April 30, 2016:

Realized gain/(loss) on derivatives recognized in the Statements of Operations
	Equity	Currency	Commodity	Interest Rate	Total value at
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	April 30, 2016
Monthly Distribution
Forward Foreign Currency Contracts	$—	$856,359	$—	$—	$856,359
Foreign Currency Transactions	—	183,425	—	—	183,425
Swaps	(3,482,881)	—	—	—	(3,482,881)
Purchased Options	6,166,726	—	—	—	6,166,726
Written Options	693,396	—	—	—	693,396
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$(30,221)	$—	$—	$(30,221)
Futures	—	—	—	(56,290)	(56,290)
Dynamic Macro
Futures	$(670,766)	$—	$—	$—	$(670,766)
Purchased Options	159,653	—	—	—	159,653
Written Options	(48,795)	—	—	—	(48,795)
International Stock
Forward Foreign Currency Contracts	$—	$(816,147)	$—	$—	$(816,147)
Emerging Markets Stock
Forward Foreign Currency Contracts	$—	$(1,020,509)	$—	$—	$(1,020,509)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
	Equity	Currency	Commodity	Interest Rate	Total value at
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	April 30, 2016
Monthly Distribution
Forward Foreign Currency Contracts	$—	$(444,958)	$—	$—	$(444,958)
Foreign Currency Transactions	—	(2,703)	—	—	(2,703)
Swaps	1,264,970	—	—	—	1,264,970
Purchased Options	212,565	—	—	—	212,565
Written Options	2,036,766	—	—	—	2,036,766
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$45,715	$—	$—	$45,715
Futures	—		—	(12,446)	(12,446)
Dynamic Macro
Futures	—	—	—	(232,566)	(232,566)
Purchased Options	196,070	—	—	—	196,070
Written Options	(1,956)	—	—	—	(1,956)
International Stock
Forward Foreign Currency Contracts	$—	$(424,410)	$—	$—	$(424,410)

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016 (Continued)

i. Offsetting of Financial Assets and Derivative Assets – Monthly Distribution, International Opportunity Bond, Dynamic Macro and International Stock policies are to recognize a net asset or liability equal to the unrealized on futures contracts, forward foreign currency contracts, swaps and written options. During the six months ended April 30, 2016, the Funds are subject to a master netting arrangement for the swaps. The following table shows additional information regarding the offsetting of assets and liabilities at April 30, 2016.

Monthly Distribution

Assets:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Equity Swap Contracts	$4,382,304	$—	$4,382,304	$(2,826,408)	$—	$1,555,896
Forward Foreign Currency Contracts	24,068,965	—	24,068,965	(24,068,965)	—	—
Total	$28,451,269	$—	$28,451,269	$(26,895,373)	$—	$1,555,896

Liabilities:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged (1)	Net Amount
Written Options	(6,554,065)	—	(6,554,065)	6,554,065	—	—
Equity Swap Contracts	(2,826,408)	—	(2,826,408)	2,826,408	—	—
Forward Foreign Currency Contracts	(24,513,923)	—	(24,513,923)	24,068,965	—	(444,958)
Total	$(33,894,396)	$—	$(33,894,396)	$33,449,438	$—	$(444,958)

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

Dynamic Macro

Assets:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Futures Contracts	$108,018	$—	$108,018	$—	$—	$108,018
Total	$108,018	$—	$108,018	$—	$—	$108,018

Liabilities:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged (1)	Net Amount
Written Options	(25,180)	—	$(25,180)	—	25,180	—
Total	$(25,180)	$—	$(25,180)	$—	$25,180	$—

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2016 (Continued)

International Opportunity Bond

Assets:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward Foreign Currency Contracts	$283,346		$283,346	$(176,101)		$107,245
Futures Contracts	115,312	$—	115,312	(80,441)	$—	34,871
Total	$398,658	$—	$398,658	$(256,542)	$—	$142,116

Liabilities:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged (1)	Net Amount
Forward Foreign Curency Contracts	$(176,101)	$—	$(176,101)	$176,101	$—	$—
Futures Contracts	$(80,441)	$—	$(80,441)	$80,441	$—	$—
Total	$(256,542)	$—	$(256,542)	$256,542	$—	$—

International Stock

Assets:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward Foreign Currency Contracts	$897,743	$(1,066,025)	$(168,282)	$168,282	$—	$—
Total	$897,743	$(1,066,025)	$(168,282)	$168,282	$—	$—

Liabilities:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged (1)	Net Amount
Forward Foreign Currency Contracts	$(1,066,025)	$897,743	$(168,282)	$—	$168,282	$—
Total	$(1,066,025)	$897,743	$(168,282)	$—	$168,282	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2016 (Continued)

j. Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

k. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds. Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

l. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but are similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

The risk in writing a call option is that a Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received. The risk in writing a put option is that a Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received. Generally, option transactions also involve risks concerning liquidity of the options market. An illiquid market for an option may limit a Fund’s ability to write options or enter closing transactions. As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

m. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2012 to 2014 (and July 31, 2013 for Alternative Strategy), and expected to be taken in tax year 2015 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdictions as U.S. Federal. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016 (Continued)

n. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Monthly Distribution, Corporate/Government Bond, High-Yield Bond, Floating Rate Bond and International Opportunity Bond which will distribute their respective net investment income, if any, monthly. For Dynamic Macro dividends attributable to earned income, if any, will be declared and paid quarterly. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date. The Monthly Distribution Fund’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, the Monthly Distribution Fund’s distribution policy is not designed to generate, and is not expected to result in distributions that equal a fixed percentage of the Monthly Distribution’s Fund’s current net asset value per share. Shareholders receiving periodic payments form the Monthly Distribution Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Monthly Distribution is net profit.

o. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a.	Management Fees – Dunham & Associates serves as each Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds. The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets. The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund. Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.” A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under-performing, a Fund’s benchmark index. As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Floating Rate Bond	0.80% – 1.20%	0.60%	0.20% – 0.60%
Monthly Distribution	0.90% – 1.90%	0.65%	0.25% – 1.25% *
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Dynamic Macro	1.05% – 1.75%	0.65%	0.40% – 1.10%
High-Yield Bond	0.80% – 1.20%	0.60%	0.20% – 0.60%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Appreciation & Income	0.85% – 1.35%	0.65%	0.20% – 0.70%
Alternative Strategy	0.95% – 1.35%	0.65%	0.30% – 0.70%
Large Cap Value	0.75% – 1.35%	0.65%	0.10% – 0.50%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Real Estate Stock	0.75% – 1.35%	0.65%	0.10% – 0.70%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Emerging Markets Stock	0.75% – 1.55%	0.65%	0.10% – 0.90%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%

*	Effective April 1, 2013, the Sub-Adviser had contractually agreed to waive a portion of its sub-advisory fee (excluding 12b-1 fees) until at least February 29, 2017, so that such fees, on annual basis will have a range of 0.25%-1.05%, of the Fund’s aggregate average daily net assets of its Class N, Class A and Class C shares.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016 (Continued)

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”). Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. In addition, most Fulcrum Fees employ a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease. During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Funds during the calculation period. After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period. All Funds, with the exception of Large Cap Value which is in its initial year of the Fulcrum Fee arrangement, are calculating Performance Fees on a rolling 12-month basis as of April 30, 2016.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”). However, because each such Sub-Advisory Agreement requires that the Sub-Adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.10%), the Sub-Adviser, in most cases, will receive less compensation until the end of the first year. At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The table below lists the current Sub-Advisers along with their Fulcrum Fee arrangements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2016 (Continued)

				Null	Minimum	Maximum
Fund	Sub-Adviser	Benchmark	Base Fee	Zone	Fee	Fee
Floating Rate Bond	Newfleet Asset Management, LLC	S&P/LSTA Leveraged Loan Index	0.40%	+/- 0.00%	0.20%	0.60%
Monthly Distribution*	Westchester Capital Management, LLC	IQ Hedge Market Neutral Beta Index	0.75%	+/- 0.15%	0.25%	1.25%
Corporate/Government Bond	Newfleet Asset Management, LLC	Barclays Aggregate Bond Index	0.30%	+/- 0.10%	0.15%	0.45%
Dynamic Macro	Mellon Capital Management Corporation	IQ Hedge Global Macro Beta Index	0.75%	+/- 0.00%	0.40%	1.10%
High-Yield Bond	PENN Capital Management Co., Inc.	BofA Merrill Lynch U.S. Non- Distressed BB-B High-Yield Index	0.40%	+/- 0.20%	0.20%	0.60%
International Opportunity Bond	Rogge Global Partners PLC	Barclays Global ex US Aggregate Bond Index	0.45%	+/- 0.00%	0.20%	0.70%
Appreciation & Income	PENN Capital Management Co., Inc.	Merrill Lynch All Convertibles All Qualities Index	0.45%	+/- 0.25%	0.20%	0.70%
Alternative Strategy	Market Concepts, LLC	Dow Jones Credit Suisse Managed Futures Liquid Index	0.50%	+/- 0.15%	0.30%	0.70%
Large Cap Value	Rothschild Asset Management, Inc.	Russell 1000 Value Index	0.30%	+/- 0.00%	0.10%	0.50%
Focused Large Cap Growth	The Ithaka Group, LLC	Russell 1000 Growth Index	0.35%	+/- 0.30%	0.20%	0.50%
International Stock	Arrowstreet Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Real Estate Stock	Cornerstone Real Estate Advisers LLC	FTSE NAREIT All REITs Index	0.40%	+/- 0.00%	0.10%	0.70%
Small Cap Value	Piermont Capital Management, LLC	Russell 2000 Value Index	0.45%	+/- 0.00%	0.10%	0.80%
Emerging Markets Stock	Bailard, Inc.	MSCI Emerging Markets Index USD (Net)	0.50%	+/- 0.00%	0.10%	0.90%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Index	0.50%	+/- 0.20%	0.00%	1.00%

*	Effective April 1, 2013, the Sub-Adviser had contractually agreed to waive a portion of its fee (excluding 12b-1 fees) until at least February 29, 2016, so

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds. GFS receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates: 0.07% on the first $250 million of average net assets; 0.06% on average net assets between $250 million and $500 million; 0.05% on average net assets over $500 million; 0.3% on average net assets over $1 billion. Such fees are subject to an annual minimum of $400,000 in total for the entire Trust. For providing fund accounting services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following rates: 0.03% on the first $500 million of average net assets; 0.01% on average net assets over $500 million. Such fees are subject to an annual minimum $300,000 in total for the entire Trust. For providing transfer agent services, the Administrator receives from the Trust a minimum annual fee of $200,000.

Pursuant to the terms of a Custody Administration Agreement, Monthly Distribution pays GFS a monthly fee of $300.

Blu Giant, LLC, (“Blu Giant”), (formally “Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

An officer of GFS is also an officer of the Trust and is not paid by the Trust.

c. Distributor – The Distributor of the Funds is Dunham & Associates (the “Distributor”). The Funds have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, for Class A and Class C shares. The Plan provides for the monthly payment of a distribution fee to the Distributor or other entities at an annualized rate of 0.75% for the equity Funds and 0.50% for the fixed-income Funds, based on the average daily net assets attributable to Class C shares, and 0.25% of the average daily net assets attributable to Class A shares. In addition, the Funds have adopted a Shareholder Servicing Plan which provides for the payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to the Class C shares. Class N shares do not pay 12b-1 distribution or shareholder servicing fees.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016 (Continued)

d. Trustees’ Fees – The Board has approved the following Trustee compensation schedule: Each Trustee who is not an interested person of the trust will receive $4,250 for each Board meeting attended in-person; $250 for all telephonic Board meetings; $500 for in-person committee meetings and $250 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser. The Trust has agreed to pay the Adviser a fee in the amount of $142,000 per annum plus an annual discretionary bonus as may be awarded as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

e. Other Affiliates – During the six months ended April 30, 2016, Gar Wood Securities, LLC a registered broker/dealer and an affiliate of the Market Concepts, LLC, Alternative Strategy’s Sub-Adviser, executed trades on behalf of Alternative Strategy. The affiliated broker for Alternative Strategy received $148,018 in trade commissions for the six months ended April 30, 2016.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the six months ended April 30, 2016 were as follows:

	Purchases	Sale Proceeds		Proceeds of
	(excluding U.S.	(excluding U.S.	Purchases of	U.S.
	Government	Government	U.S. Government	Government
Fund	Securities)	Securities)	Securities	Securities
Floating Rate Bond	$19,621,839	$18,936,398	$—	$—
Monthly Distribution	322,500,030	326,246,999	—	—
Corporate/Government Bond	17,890,325	22,766,816	6,313,547	3,743,287
Dynamic Macro	13,731,822	7,065,527	—	—
High-Yield Bond	23,586,933	34,196,100	—	—
International Opportunity Bond	8,550,921	16,652,578	—	—
Appreciation & Income	5,683,935	7,871,438	—	—
Alternative Strategy	726,997,490	732,748,690	—	—
Large Cap Value	15,915,494	17,587,934	—	—
Focused Large Cap Growth	13,906,033	9,585,081	—	—
International Stock	54,114,449	56,611,073	—	—
Real Estate Stock	16,680,102	22,646,788	—	—
Small Cap Value	15,786,425	16,057,135	—	—
Emerging Markets Stock	28,575,180	28,149,043	—	—
Small Cap Growth	24,888,757	22,220,409	—	—

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016 (Continued)

Transactions in option contracts purchased/written during the six months ended April 30, 2016 were as follows:

Monthly Distribution

	Options Purchased		Options Written
	Contracts	Premium	Contracts	Premium
Outstanding at October 31, 2015	29,327	$3,546,892	42,025	$8,570,827
Options purchased/written during period	75,572	11,592,244	88,021	17,307,001
Options exercised during period	(4,571)	(2,266,417)	(8,996)	(1,550,793)
Options expired during period	(37,056)	(2,784,178)	(20,763)	(2,620,985)
Options closed during period	(37,304)	(6,615,253)	(75,469)	(15,497,469)
Outstanding at April 30, 2016	25,968	$3,473,288	24,818	$6,208,581

Dynamic Macro

	Options Purchased		Options Written
	Contracts	Premium	Contracts	Premium
Outstanding at October 31, 2015	351	$1,883,439	70	$18,703
Options purchased/written during period	1,545	5,425,036	320	80,279
Options exercised during period	—	—	—	—
Options expired during period	(1,113)	(4,498,307)	(210)	(56,791)
Options closed during period	(274)	(200,909)	(30)	(7,507)
Outstanding at April 30, 2016	509	$2,609,259	150	$34,684

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at April 30, 2016, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Floating Rate Bond	$90,683,918	$379,956	$(1,932,053)	$(1,552,097)
Monthly Distribution	297,891,731	9,796,848	(28,408,146)	(18,611,298)
Corporate/Government Bond	53,928,789	1,404,268	(485,685)	918,583
Dynamic Macro	36,180,912	983,919	(304,430)	679,489
High-Yield Bond	93,601,420	2,062,060	(1,366,533)	695,527
International Opportunity Bond	38,963,131	142,690	(2,979,318)	(2,836,628)
Appreciation & Income	29,060,672	293,967	(3,065,624)	(2,771,657)
Alternative Strategy	22,409,849	57,898	(359,734)	(301,836)
Large Cap Value	59,357,383	7,177,139	(2,613,491)	4,563,648
Focused Large Cap Growth	52,697,568	13,036,169	(1,531,245)	11,504,924
International Stock	94,147,836	3,846,293	(8,148,548)	(4,302,255)
Real Estate Stock	41,216,457	7,981,858	(35,045)	7,946,813
Small Cap Value	31,239,050	1,781,836	(1,694,570)	87,266
Emerging Markets Stock	53,807,670	4,586,255	(2,496,916)	2,089,339
Small Cap Growth	30,393,643	2,988,579	(926,501)	2,062,078

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016 (Continued)

6.	FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2016, Monthly Distribution, International Opportunity Bond, Dynamic Macro and International Stock had the following open forward foreign currency contracts:

Monthly Distribution:

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
British Pound	4/20/2016	JP Morgan	2,141	$2,191	$51
Euro	5/4/2016	JP Morgan	2,140,474	2,154,150	13,676
Australian Dollar	6/7/2016	JP Morgan	5,338	5,606	268
				$2,161,947	$13,995

Monthly Distribution:

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
Euro	5/4/2016	JP Morgan	1,880,988	$2,130,652	$(23,498)
British Pound	4/20/2016	JP Morgan	1,503	2,134	(62)
Australian Dollar	6/7/2016	JP Morgan	3,735,370	2,731,829	(103,652)
Euro	6/14/2016	JP Morgan	595,440	671,144	(11,659)
Hong Kong Dollar	6/15/2016	JP Morgan	40,576,420	5,236,037	2,707
British Pound	7/21/2016	JP Morgan	107,644	153,492	(3,834)
Swedish Krona	8/10/2016	JP Morgan	23,411,766	2,800,771	(125,833)
British Pound	10/4/2016	JP Morgan	5,727,127	8,044,388	(193,234)
				$21,770,447	$(459,065)

International Opportunity Bond:

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Buy:
Australian Dollar	6/20/2016	Barclays	810,000	$616,800	$(3,127)
Australian Dollar	6/20/2016	Citigroup	52,626	40,074	478
British Pound	6/20/2016	Barclays	87,300	127,906	3,519
British Pound	6/20/2016	Citigroup	516,321	756,481	24,656
Canadian Dollar	6/20/2016	Barclays	429,995	343,283	16,759
Canadian Dollar	6/20/2016	Citigroup	657,274	524,729	25,617
Czech Koruna	6/14/2016	Barclays	1,780,000	75,459	3,895
Euro	6/20/2016	Barclays	352,732	404,659	3,429
Euro	6/20/2016	Citigroup	392,696	450,510	3,655
Indonesian Rupiah	6/14/2016	Citigroup	4,080,000,000	307,057	(844)
Israeli Shekel	6/14/2016	Citigroup	380,000	101,893	3,913
Japanese Yen	6/20/2016	Barclays	199,245,587	1,864,928	57,763
Japanese Yen	6/20/2016	Citigroup	51,572,671	482,717	13,363
Malaysian Ringgit	6/14/2016	Citigroup	680,000	173,439	10,728
New Zealand Dollar	6/20/2016	Barclays	140,863	98,224	2,904
Norwegian Krone	6/20/2016	Citigroup	650,053	80,707	2,745
Polish Zloty	6/14/2016	Barclays	220,000	57,537	2,482
Russian Ruble	6/14/2016	Citigroup	68,459,000	1,045,123	77,651
Singapore Dollar	6/14/2016	Barclays	120,000	89,191	3,794
Singapore Dollar	6/14/2016	Citigroup	40,000	29,730	1,267
South African Rand	6/14/2016	Barclays	70,000	4,889	536
South African Rand	6/14/2016	Citigroup	1,930,000	134,809	14,768
Turkish Lira New	6/14/2016	Citigroup	300,000	105,993	7,035
				$7,916,138	$276,986

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016 (Continued)

International Opportunity Bond:

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
British Pound	6/20/2016	Barclays	(434,504)	$(636,606)	$(23,207)
British Pound	6/20/2016	Citigroup	(180,476)	(264,421)	(9,125)
Canadian Dollar	6/20/2016	Deutsche	(40,000)	(31,934)	(657)
Danish Krone	6/20/2016	Barclays	(1,058,202)	(163,106)	(1,099)
Euro	6/14/2016	Barclays	(116,263)	(133,350)	(6,731)
Euro	6/20/2016	Barclays	(649,910)	(745,591)	(6,215)
Euro	6/20/2016	Citigroup	(412,697)	(473,455)	(3,758)
Israeli Shekel	6/14/2016	Barclays	(110,000)	(29,495)	(1,138)
Japanese Yen	6/20/2016	Citigroup	(28,843,296)	(269,972)	(4,111)
Malaysian Ringgit	6/14/2016	Deutsche	(1,410,000)	(359,630)	2,373
Mexican Peso	6/14/2016	Barclays	(11,965,991)	(695,365)	(32,771)
Mexican Peso	6/14/2016	Citigroup	(2,225,834)	(129,347)	(3,305)
Polish Zloty	6/14/2016	Barclays	(60,000)	(15,692)	(727)
Russian Ruble	6/14/2016	Barclays	(2,510,000)	(38,319)	(2,021)
Russian Ruble	6/14/2016	Citigroup	(43,040,000)	(657,066)	(21,803)
South African Rand	6/14/2016	Citigroup	(440,000)	(30,734)	(2,461)
South Korean Won	6/14/2016	Barclays	(159,375,000)	(139,778)	(8,526)
Swedish Krona	6/20/2016	Barclays	(1,820,836)	(227,403)	(3,145)
Swiss Franc	6/20/2016	Citigroup	(130,647)	(136,623)	17
Taiwan Dollar	6/14/2016	Citigroup	(41,366,000)	(1,283,124)	(41,331)
				$(6,461,011)	$(169,741)

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016 (Continued)

International Stock:

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Buy:
Australian Dollar	6/15/2016	Bank of New York/Mellon	$34,971	$26,636	$—
Australian Dollar	6/15/2016	Royal Bank of Scotland	6,549,774	4,988,625	116,850
Australian Dollar	6/15/2016	Royal Bank of Scotland	339,762	258,779	(2,527)
Australian Dollar	6/15/2016	UBS	17,800	13,557	—
Brazilian Real	5/2/2016	USB	1,420,987	411,785	—
British Pound	6/15/2016	Bank of New York/Mellon	5,440,109	7,970,357	241,285
British Pound	6/15/2016	Royal Bank of Scotland	6,240	9,142	—
British Pound	6/15/2016	UBS	27,434	40,194	—
Canadian Dollar	6/15/2016	Bank of New York/Mellon	498,591	398,046	22,710
Canadian Dollar	6/15/2016	UBS	4,376,284	3,493,768	—
Danish Krone	6/15/2016	UBS	9,758,275	1,503,830	41,829
Euro	6/15/2016	Bank of New York/Mellon	2,824,062	3,239,179	66,052
Euro	6/15/2016	Royal Bank of Scotland	280,038	321,209	7,974
Euro	6/15/2016	UBS	217,030	248,938	1,704
Hong Kong Dollar	6/15/2016	Bank of New York/Mellon	1,079,215	139,185	281
Hong Kong Dollar	6/15/2016	Bank of New York/Mellon	1,686,273	217,476	(114)
Hong Kong Dollar	6/15/2016	Royal Bank of Scotland	13,539,833	1,746,215	—
Hong Kong Dollar	6/15/2016	UBS	870,298	112,241	4
Israeli Shekel	6/15/2016	Bank of New York/Mellon	206,872	55,472	—
Israeli Shekel	6/15/2016	UBS	932,519	250,052	10,674
Japanese Yen	5/6/2016	Bank of New York/Mellon	14,770,780	138,070	—
Japanese Yen	6/15/2016	Bank of New York/Mellon	197,389,176	1,847,215	87,010
Japanese Yen	5/9/2016	Citigroup	21,472,310	200,727	—
Japanese Yen	6/15/2016	UBS	41,659,560	389,860	22,261
Mexican Peso	5/2/2016	Citigroup	584,271	34,110	—
New Zealand Dollar	6/15/2016	Bank of New York/Mellon	41,056	28,636	685
New Zealand Dollar	6/15/2016	Royal Bank of Scotland	259,819	181,221	—
Norwegian Krone	6/15/2016	Bank of New York/Mellon	1,319,676	163,848	—
Norwegian Krone	6/15/2016	Royal Bank of Scotland	73,711	9,152	—
Singapore Dollar	6/15/2016	Bank of New York/Mellon	1,026,746	763,129	19,838
Singapore Dollar	6/15/2016	Royal Bank of Scotland	11,935	8,871	—
Singapore Dollar	6/15/2016	UBS	12,406	9,221	—
Singapore Dollar	6/15/2016	UBS	16,412	12,198	—
South African Rand	5/5/2016	Bank of New York/Mellon	424,238	29,883	—
South African Rand	5/3/2016	Royal Bank of Scotland	792,331	55,836	—
South African Rand	5/4/2016	Royal Bank of Scotland	961,589	67,749	—
South Korean Won	5/2/2016	USB	69,878,696	61,329	—
Swedish Krona	6/15/2016	Bank of New York/Mellon	2,288,309	285,728	3,120
Swedish Krona	6/15/2016	UBS	2,013,955	251,471	—
Swiss Franc	6/15/2016	Bank of New York/Mellon	603,935	631,404	5,219
Swiss Franc	6/15/2016	UBS	38,812	40,577	—
Swiss Franc	6/15/2016	USB	30,733	32,131	6
				$30,687,055	$644,861

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016 (Continued)

International Stock:

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
Australian Dollar	6/15/2016	Bank of New York/Mellon	(63,193)	$(48,131)	$(979)
Australian Dollar	6/15/2016	Bank of New York/Mellon	(137,080)	(104,407)	421
Australian Dollar	6/15/2016	UBS	(255,695)	(194,750)	(3,333)
Brazilian Real	5/2/2016	USB	(47,851)	(13,867)	(355)
British Pound	6/15/2016	Bank of New York/Mellon	(759,974)	(1,113,445)	(31,369)
British Pound	6/15/2016	UBS	(41,414)	(60,676)	(1,830)
Canadian Dollar	5/2/2016	Bank of New York/Mellon	(16,171)	(12,910)	(38)
Canadian Dollar	6/15/2016	Bank of New York/Mellon	(1,578,201)	(1,259,941)	(69,799)
Canadian Dollar	6/15/2016	USB	(93,903)	(74,967)	(3,053)
Danish Krone	6/15/2016	Bank of New York/Mellon	(20,400,632)	(3,143,905)	(128,476)
Euro	6/15/2016	Bank of New York/Mellon	(184,999)	(212,198)	(9,695)
Euro	6/15/2016	Royal Bank of Scotland	(6,476,101)	(7,428,219)	(294,426)
Hong Kong Dollar	6/15/2016	Bank of New York/Mellon	(78,674)	(10,146)	(13)
Hong Kong Dollar	6/15/2016	UBS	(136,969)	(17,665)	(1)
Israeli Shekel	6/15/2016	Royal Bank of Scotland	(2,350,140)	(630,183)	(26,393)
Japanese Yen	5/2/2016	Bank of New York/Mellon	(34,552,287)	(322,934)	(12,393)
Japanese Yen	6/15/2016	Bank of New York/Mellon	(286,730,399)	(2,683,292)	(144,817)
Japanese Yen	5/6/2016	Citigroup	(21,102,362)	(197,255)	(2,920)
Japanese Yen	6/15/2016	UBS	(11,641,494)	(108,944)	(2,701)
New Zealand Dollar	6/15/2016	Royal Bank of Scotland	(13,186)	(9,197)	(180)
New Zealand Dollar	6/15/2016	UBS	(12,892)	(8,992)	(222)
Norwegian Krone	6/15/2016	Bank of New York/Mellon	(9,685,409)	(1,202,522)	(63,527)
Norwegian Krone	6/15/2016	UBS	(571,827)	(70,997)	(3,994)
Singapore Dollar	6/15/2016	UBS	(25,869)	(19,227)	(320)
South Korean Won	5/2/2016	USB	(14,296,649)	(12,548)	(97)
Swedish Krona	6/15/2016	Bank of New York/Mellon	(10,636,523)	(1,328,122)	(69,376)
Swedish Krona	6/15/2016	UBS	(9,400,853)	(1,173,832)	(62,456)
Swedish Krona	6/15/2016	USB	(334,056)	(41,712)	(506)
Swiss Franc	6/15/2016	Bank of New York/Mellon	(597,702)	(624,888)	(22,391)
Swiss Franc	6/15/2016	UBS	(2,720,396)	(2,844,130)	(107,451)
				$(24,974,002)	$(1,062,690)

7.	SHARES OF BENEFICIAL INTEREST

At April 30, 2016, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the six months ended April 30, 2016 and the year ended and October 31, 2015, respectively:

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016 (Continued)

For the Six Months Ended April 30, 2016:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Floating Rate Bond	1,026,178	123,862	(1,099,294)	50,746	221,375	12,590	(167,937)	66,028
Monthly Distribution	415,269	71,996	(777,347)	(290,082)	168,519	27,384	(664,005)	(468,102)
Corporate/Government Bond	490,242	46,254	(445,404)	91,092	157,154	4,830	(105,442)	56,542
Dynamic Macro	621,947	—	(308,913)	313,034	206,861	—	(156,603)	50,258
High-Yield Bond	671,503	212,105	(953,637)	(70,029)	173,282	22,125	(153,611)	41,796
International Opportunity Bond	207,572	2,986	(930,749)	(720,191)	59,873	159	(129,793)	(69,761)
Appreciation & Income	276,644	145,362	(326,820)	95,186	45,733	23,349	(31,085)	37,997
Alternative Strategy	94,509	—	(61,010)	33,499	13,956	—	(7,020)	6,936
Large Cap Value	308,796	968,124	(367,094)	909,826	78,947	138,870	(79,711)	138,106
Focused Large Cap Growth	445,051	17,116	(300,944)	161,223	216,455	3,304	(83,849)	135,910
International Stock	239,451	3,084	(304,510)	(61,975)	113,221	—	(86,293)	26,928
Real Estate Stock	118,855	184,156	(400,790)	(97,779)	41,331	57,555	(76,979)	21,907
Small Cap Value	97,528	52,868	(136,751)	13,645	43,010	8,834	(46,841)	5,003
Emerging Markets Stock	704,872	25,824	(486,499)	244,197	110,557	1,850	(75,370)	37,037
Small Cap Growth	290,028	124,708	(122,170)	292,566	55,173	24,091	(56,076)	23,188

	Class C Shares
				Net Increase
		Distributions		(Decrease)
Fund	Issued	Reinvested	Redeemed	in Shares
Floating Rate Bond	72,755	4,719	(49,647)	27,827
Monthly Distribution	133,217	26,541	(354,079)	(194,321)
Corporate/Government Bond	31,524	2,841	(43,853)	(9,488)
Dynamic Macro	69,976	—	(26,804)	43,172
High-Yield Bond	57,532	17,460	(174,903)	(99,911)
International Opportunity Bond	13,371	12	(65,776)	(52,393)
Appreciation & Income	106,227	28,776	(193,121)	(58,118)
Alternative Strategy	8,562	—	(7,024)	1,538
Large Cap Value	31,762	136,802	(64,211)	104,353
Focused Large Cap Growth	96,452	1,886	(62,357)	35,981
International Stock	45,230	—	(54,339)	(9,109)
Real Estate Stock	19,226	20,451	(51,431)	(11,754)
Small Cap Value	16,667	7,074	(18,822)	4,919
Emerging Markets Stock	41,333	—	(40,273)	1,060
Small Cap Growth	24,868	24,004	(23,227)	25,645

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016 (Continued)

Year Ended October 31, 2015:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Floating Rate Bond	2,743,474	235,935	(1,738,796)	1,240,613	762,696	27,014	(1,278,597)	(488,887)
Monthly Distribution	1,565,620	133,194	(1,305,539)	393,275	877,718	55,831	(959,070)	(25,521)
Corporate/Government Bond	845,565	103,425	(998,123)	(49,133)	196,543	8,530	(117,162)	87,911
Dynamic Macro	1,956,574	—	(267,309)	1,689,265	224,440	—	(67,122)	157,318
High-Yield Bond	1,563,647	443,465	(3,951,501)	(1,944,389)	792,543	58,311	(2,010,978)	(1,160,124)
International Opportunity Bond	1,385,937	2,121	(2,208,993)	(820,935)	499,486	115	(503,468)	(3,867)
Appreciation & Income	708,844	362,827	(471,083)	600,588	175,495	65,318	(174,098)	66,715
Alternative Strategy	407,011	—	(164,945)	242,066	88,643	—	(100,328)	(11,685)
Large Cap Value	620,117	19,465	(491,285)	148,297	166,148	2,513	(239,724)	(71,063)
Alternative Income	113,565	7,349	(157,679)	(36,765)	20,645	4,600	(20,095)	5,150
Focused Large Cap Growth	1,177,969	—	(625,830)	552,139	626,283	—	(1,443,105)	(816,822)
International Stock	2,084,717	92,841	(543,221)	1,634,337	302,319	10,011	(195,629)	116,701
Real Estate Stock	525,476	100,754	(817,583)	(191,353)	476,856	27,523	(167,669)	336,710
Small Cap Value	348,595	101,946	(443,428)	7,113	96,740	13,178	(54,638)	55,280
Emerging Markets Stock	1,440,620	33,977	(327,502)	1,147,095	197,080	3,384	(87,560)	112,904
Small Cap Growth	363,216	107,442	(309,334)	161,324	111,426	24,863	(127,706)	8,583

	Class C Shares
				Net Increase
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Floating Rate Bond	134,346	9,176	(114,562)	28,960
Monthly Distribution	660,112	50,517	(542,015)	168,614
Corporate/Government Bond	71,275	6,301	(69,409)	8,167
Dynamic Macro	68,579	—	(46,093)	22,486
High-Yield Bond	147,503	39,862	(377,837)	(190,472)
International Opportunity Bond	74,858	—	(84,776)	(9,918)
Appreciation & Income	243,786	75,929	(120,326)	199,389
Alternative Strategy	16,033	—	(24,003)	(7,970)
Large Cap Value	69,089	—	(59,967)	9,122
Alternative Income	66,949	3,224	(38,172)	32,001
Focused Large Cap Growth	75,706	—	(54,770)	20,936
International Stock	133,023	6,655	(56,755)	82,923
Real Estate Stock	56,624	10,900	(82,900)	(15,376)
Small Cap Value	27,913	11,766	(31,345)	8,334
Emerging Markets Stock	85,900	1,420	(59,863)	27,457
Small Cap Growth	41,709	21,228	(50,521)	12,416

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016 (Continued)

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the year ended October 31, 2015 and October 31, 2014 was as follows:

	For the period year October 31, 2015				For the period ended October 31, 2014
	Ordinary	Long-Term	Return of		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Capital	Total
Floating Rate Bond	$2,676,918	$—	$—	$2,676,918	$1,836,066	$—	$—	$1,836,066
Monthly Distribution	6,276,573	—	3,563,401	9,839,974	6,127,602	4,836,787	1,672,242	12,636,631
Corporate/Government Bond	1,657,557	—	—	1,657,557	1,609,392	223,663	—	1,833,055
Dynamic Macro	—	—	—	—	171,273	—	—	171,273
High- Yield Bond	5,267,075	—	—	5,267,075	6,632,924	—	—	6,632,924
International Opportunity Bond	—	—	21,370	21,370	—	—	236,377	236,377
Appreciation & Income	821,516	3,916,874	—	4,738,390	300,034	—	—	300,034
Alternative Strategy	—	—	—	—	—	—	—	—
Large Cap Value	365,644	—	—	365,644	488,166	—	—	488,166
Alternative Income	112,295	93,728	—	206,023	42,433	191,793	—	234,226
Focused Large Cap Growth	—	—	—	—	156,567	22,778	—	179,345
International Stock	1,350,442	267,504	—	1,617,946	986,428	—	—	986,428
Real Estate Stock	1,742,000	1,031,723	—	2,773,723	441,893	935,096	—	1,376,989
Small Cap Value	1,508,308	390,462	—	1,898,770	20,015	1,033,666	—	1,053,681
Emerging Markets Stock	537,526	—	—	537,526	—	—	—	—
Small Cap Growth	407,082	2,332,537	—	2,739,619	3,200,033	1,364,027	—	4,564,060

Permanent book and tax differences, primarily attributable to the reclass of net operating losses and short-term capital gains, and fund distributions and adjustments for non-deductible expenses, book/tax treatment of foreign currency exchange gains (losses), section 305(c) deemed dividend distributions, paydown gains (losses), C Corp return of capital, swap gains (losses), passive foreign investment companies, reclassifications of gains on contingent payment debt securities, real estate investment trusts, partnerships, grantor trusts, royalty trusts, corporation mergers, and the capitalization of in lieu dividend payments made in connection with short sales of stock that have not been held open for more than 45 days resulted in reclassification for the tax year ended October 31, 2015 as follows:

	Paid	Accumulated	Accumulated
	In	Net Investment	Net Realized
Fund	Capital	Income (Loss)	Gains (Loss)
Floating Rate Bond	$—	$24,517	$(24,517)
Monthly Distribution	(647,128)	(667,232)	1,314,360
Corporate/Government Bond	—	80,502	(80,502)
Dynamic Macro	—	324,935	(324,935)
High-Yield Bond	—	—	—
International Opportunity Bond	(2,610,135)	(362,263)	2,972,398
Appreciation & Income	—	303,984	(303,984)
Alternative Strategy	(206,092)	168,574	37,518
Large Cap Value	—	—	—
Alternative Income	—	(44,208)	44,208
Focused Large Cap Growth	(456,232)	456,232	—
International Stock	—	214,103	(214,103)
Real Estate Stock	—	—	—
Small Cap Value	—	80,269	(80,269)
Emerging Markets Stock	—	(110,189)	110,189
Small Cap Growth	—	481,979	(481,979)

Net assets were unaffected by the above reclassifications.

As of each of the Fund’s tax year-ended October 31, 2015, the components of distributable earnings on a tax basis were as follows:

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016 (Continued)

	Undistributed	Undistributed	Capital Loss	Other		Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax		Appreciation	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings(Deficits
Floating Rate Bond	$27,400	$—	$(1,082,415)	$—	$—	$(2,394,107)	$(3,449,122)
Monthly Distribution	—	—	—	(737,546)	(1,099,608)	(20,826,636)	(22,663,790)
Corporate/Government Bond	17,268	—	(1,348,743)	(926)	—	37,350	(1,295,051)
Dynamic Macro	—	—	(1,327,645)	—	(42,659)	970,234	(400,070)
High-Yield Bond	108,995	—	(8,071,244)	—	—	(1,801,140)	(9,763,389)
International Opportunity Bond	—	—	(70,916)	—	—	(2,895,223)	(2,966,139)
Appreciation & Income	1,513,898	6,372	—	—	—	(1,472,919)	47,351
Alternative Strategy	—	—	(1,198,728)	—	(126,022)	294,623	(1,030,127)
Large Cap Value	373,351	14,258,077	—	—	—	4,756,579	19,388,007
Alternative Income	81,323	—	(140,427)	—	—	(116,082)	(175,186)
Focused Large Cap Growth	—	381,547	—	—	(612,912)	14,663,002	14,431,637
International Stock	43,150	—	(747,547)	—	—	820,919	116,522
Real Estate Stock	1,880,234	2,657,565	—	—	—	6,819,972	11,357,771
Small Cap Value	51,644	847,192	—	—	—	646,264	1,545,100
Emerging Markets Stock	117,530	—	(8,131,742)	—	—	(903,187)	(8,917,399)
Small Cap Growth	911,397	1,784,747	—	—	—	1,896,146	4,592,290

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income/(loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales and straddles, adjustments for gains on contingent convertible debt securities, the mark-to-market treatment of open forward foreign currency contracts, options, futures and swap contracts, and adjustments for section 305(c) deemed dividend distributions, accrued dividend payable, real estate investment trusts, partnerships, passive foreign investment companies, royalty trusts, constructive sales of securities held short, straddles and C Corporation return of capital distributions. In addition, the amount listed under other book/tax differences for the Monthly Distribution Fund is primarily attributable to the tax deferral of losses on straddles and constructive sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Floating Rate Bond	—
Monthly Distribution	1,099,608
Corporate/Government Bond	—
Dynamic Macro	42,659
High-Yield Bond	—
International Opportunity Bond	—
Appreciation & Income	—
Alternative Strategy	126,022
Large Cap Value	—
Alternative Income	—
Focused Large Cap Growth	612,912
International Stock	—
Real Estate Stock	—
Small Cap Value	—
Emerging Markets Stock	—
Small Cap Growth	—

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016 (Continued)

At October 31, 2015, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date as follows:

	Expiring October 31,		Non-Expiring	Non-Expiring
Fund	2017	2019	Short-Term	Long-Term	Total
Floating Rate Bond			$476,057	$606,358	$1,082,415
Monthly Distribution			—	—	—
Corporate/Government Bond			637,440	711,303	1,348,743
Dynamic Macro		152,058	1,009,210	166,377	1,327,645
High-Yield Bond	3,403,542		1,925,789	2,741,913	8,071,244
International Opportunity Bond			70,916	—	70,916
Appreciation & Income					—
Alternative Strategy			1,198,728		1,198,728
Large Cap Value					—
Alternative Income			140,427		140,427
Focused Large Cap Growth			—	—	—
International Stock			747,547		747,547
Real Estate Stock					—
Small Cap Value					—
Emerging Markets Stock	3,386,845	351,019	3,996,932	396,946	8,131,742
Small Cap Growth					—

For Monthly Distribution, $674,128 of capital loss carryforward expired in the current fiscal year.

9.	LINE OF CREDIT

Currently, the Funds have a $40,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

10.	SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement (“Agreement”) with the Bank. Each participating fund can lend their securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current Market Value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held as collateral, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income, if any, is disclosed in the Fund’s Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2016 (Continued)

The following table presents financial instruments that are subject to enforceable netting arrangements as of April 30, 2016.

Gross Amounts of Assets Presented in the Statements of Assets and Liabilities
	Market Value of	Market Value of	Percentage of Total
Fund	Loaned Securities	collateral (1)	Investment Income
Floating Rate Bond	$103,583	$103,583	0.00%
Monthly Distribution	8,949,290	8,949,290	0.00%
Corporate/Government Bond	2,333,746	2,333,746	0.00%
Dynamic Macro	—	—	0.00%
High-Yield Bond	13,672,961	13,672,961	0.00%
International Opportunity Bond	—	—	0.00%
Appreciation & Income	2,688,014	2,688,014	0.00%
Alternative Strategy	—	—	0.00%
Large Cap Value	16,460,333	16,460,333	0.00%
Focused Large Cap Growth	12,339,117	12,339,117	0.00%
International Stock	4,425,130	4,425,130	0.00%
Real Estate Stock	6,928,648	6,928,648	0.00%
Small Cap Value	3,990,033	3,990,033	0.00%
Emerging Markets Stock	1,695,275	1,695,275	0.00%
Small Cap Growth	11,617,520	11,617,520	0.00%

(1) The amount is limited to the loaned securities and accordingly, does not include excess collateral pledged

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements relating to the Funds presented in this report.

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Meeting of the Board of Trustees Held on December 15, 2015

At a regular meeting of the Board of Trustees (the “Board”) of the Trust held on December 15, 2015 (the “Meeting”), the Board, including all of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), considered the renewal of an investment advisory agreement between the Trust, on behalf of each series of the Trust, and the Adviser (the “Investment Advisory Agreement”) and continuance of certain Sub-Advisory Agreements (the “Sub-Advisory Agreements”) among the Trust, the Adviser and the following Sub-Advisers for the indicated Funds: 1) Newfleet Asset Management LLC (“Newfleet”) with respect to Corporate/Government Bond and Floating Rate Bond; 2) Westchester Capital Management, LLC (“Westchester”) with respect to Monthly Distribution; 3) PENN Capital Management Co., Inc. (“PENN”) with respect to High-Yield Bond; 4) Market Concepts, LLC (“Market Concepts”) with respect to Alternative Strategy; 5) The Ithaka Group, LLC (“Ithaka”) with respect to Focused Large Cap Growth; 6) Cornerstone Real Estate Advisers LLC (“Cornerstone”) with respect to Real Estate Stock; 7) Arrowstreet Capital, L.P. (“Arrowstreet”) with respect to International Stock; 8) Piermont Capital Management, LLC (“Piermont”) with respect to Small Cap Value; 9) Bailard, Inc. (“Bailard”) with respect to Emerging Markets Stock; 11) Pier Capital, LLC (“Pier”) with respect to Small Cap Growth; 10) Rogge Global Partners PLC (“Rogge”) with respect to International Opportunity Bond.

Continuance of Investment Advisory Agreement for each of Monthly Distribution, Corporate/Government Bond, High-Yield Bond, Dynamic Macro, Appreciation & Income, Large Cap Value, Floating Rate Bond, International Opportunity Bond, Focused Large Cap Growth, International Stock, Real Estate Stock, Small Cap Value, Small Cap Growth, Emerging Markets Stock and Alternative Strategy

The Trustees reviewed information related to the proposed renewal of the Investment Advisory Agreement with the Trust, including (a) the investment performance of each Fund, a peer group of funds and appropriate indices; (b) the Adviser’s personnel and resources; and (c) comparative fees and expenses of a peer group of funds. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuance of the Investment Advisory Agreement included the following:

Nature, Extent and Quality of Services. The Independent Trustees considered the nature, extent and quality of services provided to the Funds by the Adviser. Among other things, the Board discussed the Adviser’s investment in the hiring, and retention, of high quality personnel, including the addition of an in-house CCO with in-depth knowledge of the 1940 Act and mutual funds, which it considered reflective of the Adviser’s strong emphasis on compliance. In this regard, the Board noted that while there was one minor litigation issue during the past year, there have been no material compliance or regulatory issues involving the Adviser or the Dunham Funds. The Independent Trustees agreed that the Adviser is accessible, encourages open discussion and provides the Board with thorough and meaningful reports. The Trustees considered the Adviser’s very active monitoring of the Funds’ Sub-Advisers and other service providers, the Adviser’s consistent focus on managing expenses and for vetting and negotiating with Sub-Advisers and other service providers for the benefit of shareholders. The Independent Trustees noted that the Adviser continues to demonstrate that it has the skills, experience, and quality and depth of personnel, resources, investment methods and compliance policies and procedures for performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to the Funds is consistent and satisfactory.

Performance. As to investment performance, the Board reviewed the performance of each Fund as compared to the average performance of its respective peer group (the “Peer Group”) and Morningstar category (“Morningstar Average”) (collectively, the “Comparison Groups”) for 1-year, 3-year, 5-year and since inception time periods (as applicable) through September 30, 2015:

With respect to Monthly Distribution the Board noted that the Fund has outperformed its Peer Group and Morningstar Average across all the time periods since its inception in 2008, except for the last 1-year period. The Trustees noted the negative impact on the Fund of declines in oil and energy prices and other market factors during the last year and concluded that the Fund’s performance is satisfactory.

With respect to Corporate/Government Bond the Board noted that since the Fund’s inception in 2004, it has outperformed or performed in-line with its Peer Group and Morningstar Average with the exception of the most recent 1-year period where it underperformed both the Peer Group and Morningstar Average, as well as the 3-year period where it underperformed the Morningstar Average. The Trustees considered that the Fund has consistently performed well since inception, especially compared to the Peer Group. The Independent Trustees considered the Adviser’s explanation that the Fund’s recent underperformance was primarily due to lower allocation to Treasuries and higher allocation to high-yield bonds and positioning for Federal interest rate increases that did not materialize. The Independent Trustees concluded that the Fund’s performance is satisfactory.

With respect to High-Yield Bond the Board noted that the Fund has underperformed its Peer Group and Morningstar Average across the relevant time periods with the exception of performing in-line with its Peer Group over the past 5-year period. The Board noted that the Fund’s short-term performance was impaired by its significant exposure to the energy market’s decline. A representative of the Adviser noted that the Fund’s strategy is generally more conservative in nature than a majority of the funds in its Morningstar Average, which had benefited from significantly higher exposure to CCC-rated bonds than the Fund. The Trustees agreed that in light of the risk characteristics of the Fund, they were satisfied with the Fund’s performance.

With respect to Dynamic Macro, the Board noted that there was a change in sub-adviser and investment strategy as of October 1, 2014 and that the Fund outperformed its Peer Group and Morningstar Average over the past 1-year period. The Board further noted that the Fund’s underperformance in the 3-, 5- and since inception time periods was tied to its former sub-adviser. The Trustees concluded that the Fund’s short-term performance is satisfactory and expressed optimism for continuing improvement.

With respect to Appreciation & Income, the Board noted that the Fund had performed in-line with or outperformed its Morningstar Average for the 1-, 10- and since inception time periods, and outperformed its Peer Group for the 3-year period, but underperformed over the one-year period. The Board further noted that the Fund’s Sub-Adviser and strategy was changed on October 1, 2014 and expressed optimism for the Fund’s longer-term track record.

With respect to Large Cap Value, the Board noted that the Fund outperformed or was in-line with its Peer Group for the 1- 3-, 5 -, 10- and since inception time periods and outperformed or was in-line with its Morningstar Average for the 1-year, 5-year and since inception time periods. The Board further noted that the Fund’s Sub-Adviser was changed on July 1, 2015 and that most of the Fund’s underperformance versus the Morningstar Average over the 3- and 10-year periods may be attributed to the previous Sub-Adviser’s track record. The Trustees considered information from the Adviser that over the two-month period ended September 30, 2015, the Fund’s outperformance was enough to put the 1-year performance ahead of the Peer Group and in-line with the Category Average. Overall, the Trustees were satisfied with the Fund’s performance and expressed optimism for the Fund’s longer-term track record under the new Sub-Adviser.

With respect to International Opportunity Bond the Board, noted that the Fund underperformed its Peer Group and Morningstar Average over the 1-year and since inception time periods. The Trustees considered the Adviser’s explanation that the Fund invests strictly in international bonds and, therefore, did not benefit from the performance of U.S. Bonds. The Trustees agreed performance was satisfactory, but also agreed to monitor the Fund’s performance as it would be more meaningful to re-evaluate the Fund over longer time periods.

With respect to Focused Large Cap Growth, the Board noted that Fund outperformed or was in-line with its Peer Group and Morningstar Average for the 1-year, 3-year and since inception time periods with the exception of underperforming the Morningstar Average during the since inception timeframe when it returned 12.52% versus 14.06% for the Morningstar Average. The Trustees noted that this underperformance was primarily attributable to the first few months of initial operations and were gratified that the outperformance of the Fund over the other time periods has helped to reduce this adverse performance differential.

With respect to International Stock, the Board noted that the Fund outperformed its Comparison Groups across all the time periods with the exception of the most recent 1-year period, when it returned -10.91% versus -7.72% and -8.05% for the Peer Group and Morningstar Average, respectively. The Trustees noted that the Sub-Adviser maintained the same strategy and process over the past 1-year period as it did on the longer-term periods and expressed satisfaction with the Fund’s overall performance.

With respect to Real Estate Stock, the Board noted that the Fund outperformed its Comparison Groups for the 1-, 3-, 5- and 10-years and since inception time periods, with the exception of slight underperformance of 6.68% versus the Morningstar Average’s return of 7.05% for the since inception timeframe. The Trustees indicated that they were pleased with the Fund’s performance.

With respect to Small Cap Value, the Board noted that the Fund outperformed its Comparison Groups over the one-year period at -0.69% versus -4.08% and -2.99% for the Peer Group and Morningstar Average, respectively. The Trustees further noted that for the 3-year period, the Fund slightly underperformed the Comparison Groups, while the Fund’s performance for the 5- and 10 years was in-line with the Peer Group and slightly under the Morningstar Average. The Trustees considered that the current Sub-Adviser took over management of the Fund on July 1, 2013 and were satisfied with the Fund’s performance since that time.

With respect to Small Cap Growth the Board noted that the Fund outperformed its Comparison Groups for the 1-, 3-, 5- and 10-years and since inception time periods. The Trustees were satisfied with the Fund’s performance.

With respect to Emerging Markets Stock, the Board noted that the Fund outperformed its Morningstar Average and Peer Group over the past 1-year period, but underperformed during the longer-term time periods and considered that the underperformance was primarily attributable to the previous Sub-Adviser that managed the Fund prior to July 1, 2013 when the current Sub-Adviser took over management of the Fund. The Trustees further noted that the Fund’s 3-year performance indicates that the current Sub-Adviser is gaining ground and while overall performance was satisfactory, they look forward to an improvement in the Fund’s longer-term performance.

With respect to Alternative Strategy, the Board noted that the Fund outperformed its Morningstar Average since inception and underperformed the Morningstar Average for the 1-, 3- and 5-year periods and underperformed its Peer Group for the 1- and 3-year periods provided. The Trustees considered the Adviser’s explanation that the Fund’s most recent underperformance is primarily attributable to the significant downturn in oil and energy prices that occurred in the final quarters of 2014. The Trustees also noted the recent changes to the Fund’s investment strategy and the flexibility it gives the Sub-Adviser, which was aimed at improving performance. The Trustees noted that the Fund’s long-term performance is satisfactory and agreed to monitor the Fund for continued improvement.

With respect to Floating Rate Bond the Board noted that the Fund outperformed its Morningstar Average and Peer Group over the past 1-year time period, but underperformed its Category Average and Peer Group since inception. The Trustees considered the Adviser’s explanation that the underperformance was primarily attributable to the first few months of operations when the Sub-Adviser was initially implementing its strategy and the longer settlement timeframe for bank loans hindered performance. The Trustees considered the Fund’s recent relative performance and the specialized nature of the Fund and concluded that the Fund’s performance was satisfactory.

As a result of their review, the Independent Trustees concluded that the Adviser, through its Sub-Advisers, had generally provided acceptable returns to shareholders.

Cost of Services and Profitability. As to the costs of the services provided and profits realized by DAIC, the Board discussed the management fees and total operating expense data and reviewed each Fund’s fees and overall expenses as compared to the Peer Group and Morningstar Average.

The Board reviewed for each Fund the fee paid to the Adviser, as well as the total of the advisory fee and sub-advisory fee (the “Management Fees”). They observed that in the case of Corporate/Government Bond, Dynamic Macro, Large Cap Value, International Opportunity Bond, Focused Large Cap Growth and Small Cap Growth, the Management Fees were higher than the peer group and Morningstar category averages, but within the range of advisory fees paid by the funds in the peer group. They discussed the impact of the performance fee on various Funds’ Management Fees. They noted that Large Cap Value’s current sub-adviser began managing the Fund in July 2015, and the Fund’s superior performance resulted in higher Management Fees. They also discussed the impact of the performance fee on Small Cap Growth, where strong performances resulted in a significant performance fee.

The Trustees noted that the Management Fees of International Stock, Real Estate Stock and Monthly Distribution were higher than the Morningstar average fees, and higher than the peer funds. With respect to International Stock and Real Estate Stock, the Board considered that each Sub-Adviser is earning close to its maximum performance fee due to very good performance, which results in higher than average fees. With respect to Monthly Distribution, the Trustees noted that the Adviser is negotiating with the Sub-Adviser for a continuation of the fee waiver agreement that is in place through the end of February 2016 and that the funds in the Comparison Group generally have significant waivers. The Board considered that the Fund’s investment strategy of short-selling, option writing, etc., requires more resources.

The Trustees then discussed the Management Fees paid by the High Yield Bond, Appreciation & Income, Small Cap Value and Floating Rate Bond, noting that in each case the Management Fees are lower than or equal to the peer group average and, while higher than the Morningstar average, well within the range of its peer group. They also discussed Emerging Markets and Alternative Strategy, each of which pays Management Fees lower than the applicable peer group and Morningstar averages. They discussed the impact of each Fund’s performance on the fees paid, and reviewed a chart provided by the Adviser that demonstrated the relationship between fees and performance.

The Trustees discussed the advisory fee relative to the sub-adviser fees, as well as each Fund’s expense ratio. They considered the impact of Fund net assets on total expenses, and where expense caps are in place. The Trustees also considered the underwriting and 12b-1 fees paid to DAIC. The Trustees reviewed an analysis of profitability provided by the Adviser. The Trustees took into account possible related benefits derived by the Adviser from its relationship with the Funds. The Trustees acknowledged that the Adviser, in its capacity as a broker, receives commissions and distribution fees when its customers purchase the Funds, but the Adviser does not execute trades on behalf of the Funds and therefore receives no compensation on portfolio trades. They concluded that profits from the Adviser’s relationship with each Fund was not unreasonable and is at a level to adequately incentivize DAIC to continue to provide high quality services. It was the consensus of the Board that, based on DAIC’s expertise, the fees charged by the Adviser and its Sub-Advisers were reasonable.

Economies of Scale. As to economies of scale, the Trustees noted that the Advisory Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees agreed that breakpoints may be an appropriate way for the Adviser to share its economies of scale with the Funds and the shareholders if the Funds experience a substantial growth in assets, however, the Trustees recognized that no Fund had yet reached an asset level where the Adviser could realize significant economies of scale. The Trustees noted that economies of scale would need to be considered in the future as net asset levels of the Funds grow. The Trustees further noted that at a previous contracts renewal meeting, the Adviser explained that it is prepared to offer concessions to the Funds at appropriate asset levels, and in anticipation of such, had discussed a proposed breakpoint schedule that reflects the economies of scale that the Adviser anticipates realizing. The Trustees concluded that the absence of breakpoints was still acceptable under the current circumstances, and they agreed to continue to evaluate the issue with respect to each Fund as assets increase, and to work with the Adviser to negotiate reasonable breakpoints when appropriate

Continuance of Sub-Advisory Agreements for each of Corporate/Government Bond, Floating Rate Bond, Monthly Distribution, High-Yield Bond, Alternative Strategy, Focused Large Cap Growth, Real Estate Stock, International Stock, Small Cap Value, Emerging Markets Stock and Small Cap Growth, International Opportunity Bond

The Trustees relied upon the advice of legal counsel and their own business judgment in evaluating the Sub-Advisory Agreements and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuance of each of the Sub-Advisory Agreements included the following:

Nature, Extent and Quality of Services. As to the nature, extent and quality of the services provided by the Sub-Advisers, the Board reviewed and discussed at length each Sub-Adviser’s presentation materials, including reviews and information regarding any changes to professional staffing, advisory services, compliance monitoring, regulatory or legal matters, insurance coverage, cost of services, and profitability. The Trustees noted that the Sub-Adviser to International Stock does not provide a profitability analysis and reported to the Board that it believes that the fees it charges to all clients are reasonable and consistent with industry averages and that it reassesses fees periodically. In addition, representatives of the Adviser reviewed their working relationship with each Sub-Adviser, including the observation of the Trust’s CCO with respect to compliance matters. The Trustees noted that the Adviser actively and continuously evaluates quality of service delivered by the Sub-Advisers and is generally satisfied with the current line-up of Sub-Advisers. The Trustees concluded that each of the Sub-Advisers provides a level of service that is consistent with the Board’s expectations.

Performance. As to the performance of each Sub-Adviser, the Trustees noted its thorough review and discussion of each Fund’s performance during its earlier evaluation of the Advisory Agreement and their conclusion that the performance was satisfactory or, where less than satisfactory, the Adviser is carefully monitoring the Sub-Adviser and is considering alternatives, including a possible change in sub-adviser.

Cost of Services. As to the cost of the services provided and the profits realized by each Sub-Adviser, the Board considered the Base Fee (as defined in the Sub-Advisory Agreements) paid to each Sub-Adviser when the performance of the Fund is equal to that of the Index plus or minus a “null” zone. Where provided, the Trustees compared advisory (and sub-advisory) fees (both flat fee rates and performance fee rates) charged by each Sub-Adviser to its other accounts, and concluded that each Sub-Adviser’s base fee compared favorably. The Trustees also discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results. They discussed the unique nature of the performance fee, which results in higher fees when the sub-adviser delivers results, and how this fact must be integrated into their analysis of fees. The Board noted its thorough review and discussion of each Fund’s fees and expenses during its earlier evaluation of the Advisory Agreement and their conclusion the fees were within a reasonable range.

Profitability. The Board then considered the potential fee adjustments to be made to each Fund’s Base Fee based on performance. The Trustees affirmed their belief that the 12-month period over which performance is computed is sufficiently long to provide a reasonable basis for indicating performance. The Trust officers confirmed that the performance adjustment to the Base Fee had been calculated daily during the first twelve months, based on the average net assets of each Fund from inception of the contract to date, and the comparative performance of each Fund (based on Class N shares) to the relevant Index. The Trustees confirmed their belief that the method by which the Performance Fee is calculated under the Sub-Advisory Agreements ensures that any significant fee adjustments are attributable to Sub-Adviser’s skill or lack thereof, rather than to random fluctuations, and the performance fee clearly aligns the Sub-Advisers’ interest with those of the shareholders. It was the consensus of the Board that the maximum performance adjustment under each Sub-Advisory Agreement continues to reflect performance differences that could reasonably be considered meaningful and significant taking into account each Fund’s size, volatility, diversification and variability of performance differences. After consideration, the Board was satisfied that in each case, the relationship of the fee adjustments to the Base Fee was not disproportionately large and that each Fund’s sub-advisory fee was acceptable in light of all of the factors discussed. The Board reviewed a profit analysis provided by each Sub-Adviser and agreed that no Sub-Adviser was excessively profitable. Where profitability information was not provided by the Sub-Adviser, the Board noted the arm’s length negotiations over fees between the Adviser and Sub-Adviser.

Economies of Scale. The Trustees discussed the relevance of economies of scale in the context of Sub-Advisers that receive a performance based fee. They agreed that the Adviser had successfully negotiated a favorable Base Fee with each Sub-Adviser, and noted the Adviser’s negotiation of a new reduced fee schedule during the past year with respect to Alternative Strategy and the Adviser’s continued monitoring to effect similar fee reductions when warranted.

Conclusion. Having requested and received such information from the Adviser and Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreements, and as assisted by the advice of counsel, the Board, including all of the Independent Trustees, unanimously concluded that (a) the terms of each of the Advisory Agreements are fair and reasonable; (b) that the Advisory fee and Sub-Advisory fees were for services different than those provided by any underlying Fund’s adviser and are not duplicative; and (c) renewal of the Advisory Agreement and Sub-Advisory Agreements is in the best interests of the Funds, their shareholders and their prospective shareholders.

Meeting of the Board of Trustees Held on March 23, 2016

At a meeting held on December 15, 2015, the Board of Trustees of the Dunham Funds (the “Board”), including a majority of the trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), renewed the sub-advisory agreement with Rogge Global Partners PLC (“Rogge” or the “Sub-Adviser”) as Sub-Adviser to International Opportunity Bond. Subsequent to that meeting, the Board was informed of a planned change of control that is expected to occur during the second quarter of 2016 whereby Rogge will be 100% owned by Allianz Global Investors. Because Rogge’s expected ownership change may be deemed to be a “change in control,” at a meeting held on March 23, 2016 (the “Meeting’), the Independent Trustees unanimously elected to approve a new sub-advisory agreement with Rogge to take effect concurrent with Rogge’s change of control (the “New Sub-Advisory Agreement”) on materially identical terms, including the schedule of fees and compensation, which was last approved by the Board at its meeting held on December 15, 2015 (the “Prior Sub-Advisory Agreement”). In connection with their review and approval of the New Sub-Advisory Agreement with Rogge at the Meeting, the Independent Trustees considered materials furnished by Rogge, including information about, but not limited to, Rogge’s personnel and operations. The Independent Trustees discussed that the terms of the New Sub-Advisory Agreement and the performance goals and fulcrum fee arrangements set forth in the New Sub-Advisory Agreement were not being changed. After reviewing the materials in light of the New Sub-Advisory Agreement, it was the consensus of the Independent Trustees that their conclusions with respect to approving continuation of the Sub-Advisory Agreement with Rogge that were discussed at the Board meeting held on December 15, 2015 were largely unchanged and pertinent to approving the New Sub-Advisory Agreement with Rogge:

Nature, Extent and Quality of Services. The Trustees reviewed the nature, extent and quality of the services provided by Rogge and evaluated the nature, quality and extent of the services to be provided by Rogge after the change of control that was scheduled to take effect in the second quarter of 2016 and pursuant to the New Sub-Advisory Agreement. They considered, among other things, the expected impact of the change of control on the operations, facilities, organization and personnel of Rogge and how it would affect the Fund, the ability of Rogge to perform its duties after the change of control and any anticipated changes to the current investment practices and related services provided to the Fund. The Trustees noted that it was anticipated that the change of control would not result in a change in the portfolio management of the Fund, or to Rogge’s compliance or investment processes. The Trustees concluded that it was satisfied with the nature, quality and extent of the services currently provided by Rogge under the current Sub-Advisory Agreement and expected to be provided by Rogge under the New Sub-Advisory Agreement, and such services were reasonable and appropriate in relation to the Sub-Advisory fee.

Performance. As to investment performance, the Board reviewed the performance of the Fund as compared to a peer group, benchmark index, and its Morningstar category average (“Morningstar Average”) (collectively, the “Comparison Groups”) for the 1-year and since inception (November 5, 2013) through December 31, 2015 time periods. The Board noted that the Fund underperformed the Comparison Groups over the 1-year period. The Board further noted that although the Fund underperformed its benchmark index net of fees over the same period, it outperformed the benchmark index gross of fees and that the benchmark index does not include fees. The Trustees considered the Adviser’s explanation that the Fund’s underperformance versus its Morningstar Average was primarily due to the fact that the Fund invests strictly in international bonds and, therefore, did not benefit from the performance of U.S. bonds. The Trustees agreed performance was satisfactory, but also agreed to monitor the Fund’s performance as it would be more meaningful to re-evaluate the Fund over longer time periods.

Cost of Services. The Trustees noted that the schedule of fees and compensation in the New Sub-Advisory Agreement is the same as in the current Sub-Advisory Agreement. As to the cost of the services provided and the profits realized by the Sub-Adviser, the Board considered the Base Fee and Performance Fee components of the fulcrum fee. They noted that the fulcrum fee results in a +/-25 basis points adjustment to the Base Fee of 45 basis points based on the performance of the Fund’s Class N share versus the performance of the benchmark. The Trustees compared the Base Fee to the Sub-Adviser’s fee for two other accounts with similar strategies and discussed the Sub-Adviser’s explanation for fee differences. The Trustees also discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results. They discussed the unique nature of the Performance Fee, which results in higher fees when the Sub-Adviser delivers results, and how this fact must be integrated into their analysis of fees. The Independent Trustees concluded that the sub-advisory fee is within a reasonable range.

Profitability. The Board then considered the potential fee adjustments to be made to the Fund’s Base Fee based on performance. The Trustees affirmed their belief that the 12-month period over which performance is computed is sufficiently long to provide a reasonable basis for indicating performance. The Trust officers confirmed that the performance adjustment to the Base Fee had been calculated daily during the first twelve months, based on the average net assets of the Fund from inception of the Sub-Advisory Agreement to date, and the comparative performance of the Fund (based on Class N shares) to the Fund’s performance benchmark. The Trustees confirmed their belief that the method by which the Performance Fee is calculated under the New Sub-Advisory Agreement ensures that any significant fee adjustments are attributable to the Sub-Adviser’s skill or lack thereof, rather than to random fluctuations, and the Performance Fee clearly aligns the Sub-Adviser’s interest with those of the shareholders. After consideration, the Board was satisfied that the relationship of the fee adjustments to the Base Fee was not disproportionately large and that the Fund’s sub-advisory fee was acceptable in light of all of the factors discussed. The Board reviewed a profit analysis provided by the Sub-Adviser and agreed that the Sub-Adviser’s profits were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale, the Board, including he Independent Trustees, concurred that any material economies of scale would not be achieved by the Fund in the near term. The Independent Trustees further considered that the Adviser had successfully negotiated a reasonable Base Fee with the Sub-Adviser and monitors sub-advisory fees to effect reductions when warranted.

Conclusion. Having requested and received such information from the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed New Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board, including all of the Independent Trustees, unanimously concluded that (a) the terms of the of the New Sub-Advisory Agreement is fair and reasonable and approval of the New Sub-Advisory Agreement is in the best interests of International Opportunity Bond, its shareholders and prospective shareholders.

DUNHAM FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transitional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	11/1/15	4/30/16	Period*	4/30/16	Period*
Class N:
Floating Rate Bond Fund	1.44%	$1,000.00	$1,015.80	$7.18	$1,017.16	$7.77
Monthly Distribution Fund	1.40%	$1,000.00	$ 996.80	$6.95	$1,018.35	$6.07
Corporate/Government Bond Fund	1.09%	$1,000.00	$1,017.90	$5.47	$1,019.44	$5.47
Dynamic Macro Fund	1.73%	$1,000.00	$ 962.30	$8.44	$1,016.26	$8.67
High-Yield Bond Fund	1.13%	$1,000.00	$ 996.20	$5.61	$1,019.24	$5.67
International Opportunity Bond Fund	1.33%	$1,000.00	$1,073.80	$6.86	$1,018.25	$6.67
Appreciation & Income Fund	1.55%	$1,000.00	$ 935.80	$7.46	$1,017.16	$7.77
Alternative Strategy Fund	1.44%	$1,000.00	$ 891.20	$6.76	$1,017.71	$7.21
Large Cap Value Fund	1.05%	$1,000.00	$ 990.70	$5.22	$1,019.62	$5.29
Focused Large Cap Growth Fund	1.21%	$1,000.00	$ 910.20	$5.75	$1,018.85	$6.07
International Stock Fund	1.68%	$1,000.00	$ 974.60	$8.25	$1,016.51	$8.42
Real Estate Stock Fund	1.24%	$1,000.00	$1,034.60	$6.27	$1,018.70	$6.22
Small Cap Value Fund	1.72%	$1,000.00	$ 987.00	$8.48	$1,016.33	$8.60
Emerging Markets Stock Fund	1.30%	$1,000.00	$ 995.60	$6.45	$1,018.40	$6.52
Small Cap Growth Fund	1.35%	$1,000.00	$ 924.30	$6.46	$1,018.15	$6.77
Class A:
Floating Rate Bond Fund	1.69%	$1,000.00	$1,015.70	$8.42	$1,015.91	$9.02
Monthly Distribution Fund	1.65%	$1,000.00	$ 995.60	$8.19	$1,017.70	$7.22
Corporate/Government Bond Fund	1.34%	$1,000.00	$1,016.60	$6.72	$1,018.20	$6.72
Dynamic Macro Fund	1.98%	$1,000.00	$ 961.20	$9.65	$1,015.02	$9.92
High-Yield Bond Fund	1.38%	$1,000.00	$ 995.10	$6.85	$1,018.00	$6.92
International Opportunity Bond Fund	1.58%	$1,000.00	$1,072.40	$8.14	$1,017.01	$7.92
Appreciation & Income Fund	1.80%	$1,000.00	$ 933.00	$8.65	$1,015.91	$9.02
Alternative Strategy Fund	1.69%	$1,000.00	$ 889.90	$7.96	$1,016.44	$8.49
Large Cap Value Fund	1.30%	$1,000.00	$ 989.20	$6.42	$1,018.41	$5.51
Focused Large Cap Growth Fund	1.44%	$1,000.00	$ 909.30	$6.84	$1,017.70	$7.22
International Stock Fund	1.93%	$1,000.00	$ 973.30	$9.47	$1,015.27	$9.67
Real Estate Stock Fund	1.49%	$1,000.00	$1,033.50	$7.53	$1,017.45	$7.47
Small Cap Value Fund	1.97%	$1,000.00	$ 984.80	$9.72	$1,015.07	$9.87
Emerging Markets Stock Fund	1.55%	$1,000.00	$ 994.50	$7.69	$1,017.16	$7.77
Small Cap Growth Fund	1.60%	$1,000.00	$ 923.40	$7.65	$1,016.91	$8.02

YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	11/1/15	4/30/16	Period*	4/30/16	Period*
Class C:
Floating Rate Bond Fund	2.19%	$1,000.00	$1,012.10	$10.90	$1,012.08	$12.86
Monthly Distribution Fund	2.40%	$1,000.00	$ 991.40	$11.88	$1,013.72	$11.22
Corporate/Government Bond Fund	1.84%	$1,000.00	$1,014.30	$ 9.33	$1,015.70	$ 9.23
Dynamic Macro Fund	2.73%	$1,000.00	$ 958.20	$13.29	$1,011.29	$13.65
High-Yield Bond Fund	1.88%	$1,000.00	$ 993.70	$ 9.32	$1,015.51	$ 9.42
International Opportunity Bond Fund	2.08%	$1,000.00	$1,069.10	$10.70	$1,014.52	$10.42
Appreciation & Income Fund	2.57%	$1,000.00	$ 929.80	$12.33	$1,012.08	$12.86
Alternative Strategy Fund	2.44%	$1,000.00	$ 886.60	$11.46	$1,012.72	$12.22
Large Cap Value Fund	2.05%	$1,000.00	$ 985.90	$10.25	$1,014.66	$10.28
Alternative Income Fund	1.83%	$1,000.00	$ 995.50	$ 9.05	$1,015.72	$ 9.15
Focused Large Cap Growth Fund	2.24%	$1,000.00	$ 905.40	$10.61	$1,013.72	$11.22
International Stock Fund	2.68%	$1,000.00	$ 970.10	$13.13	$1,011.54	$13.40
Real Estate Stock Fund	2.24%	$1,000.00	$1,029.40	$11.30	$1,013.72	$11.22
Small Cap Value Fund	2.72%	$1,000.00	$ 981.20	$13.54	$1,011.34	$13.60
Emerging Markets Stock Fund	2.30%	$1,000.00	$ 991.00	$11.39	$1,013.43	$11.51
Small Cap Growth Fund	2.35%	$1,000.00	$ 920.10	$11.20	$1,013.18	$11.76

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days and divided by 366 (to reflect the number of days in the six month period ending April 30, 2016).

Privacy Notice

 March 2011

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?	We collect your personal information, for example, when you

■     open and account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes-information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds doesn’t jointly market

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330. The information on Form N-Q is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

P.O. Box 910309
San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND’S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not required for semi-annual reports.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3) Not applicable.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 7/9/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 7/9/2016

By (Signature and Title)

/s/ Denise Iverson

Denise Iverson, Principal Financial Officer/Treasurer

Date 7/9/2016